      AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JULY 2, 1999

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                  SCHEDULE 14A
                                 (RULE 14a-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
                   PROXY STATEMENT PURSUANT TO SECTION 14(a)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant  [X]

Filed by a Party other than the Registrant  [ ]


Check the appropriate box:



[ ]  Preliminary Proxy Statement               [ ] CONFIDENTIAL, FOR USE OF THE COMMISSION
                                               ONLY (AS PERMITTED BY RULE 14a-6(e)(2))


[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials


[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12.


                                  GENCORP INC.
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Payment of Filing Fee (Check the appropriate box):
[ ]  No fee required.
[X]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies: Common Stock, $0.10 par value per share.


     (2) Aggregate number of securities to which transaction applies: 41,817,650.



     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): The estimated value of the business to be spun-off to the registrant's shareholders is $284,000,000.



     (4) Proposed maximum aggregate value of transaction: $284,000,000.


     (5) Total fee paid: $58,600.


[X]  Fee paid previously with preliminary materials.


[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid: ...............................................

     (2) Form, Schedule or Registration Statement No.: .........................

     (3) Filing Party: .........................................................

     (4) Date Filed: ...........................................................

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                    CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY

                               GENCORP LETTERHEAD

                                  JULY 2, 1999

Dear Shareholder,

     On December 17, 1998, we announced a plan to spin-off GenCorp's Performance Chemicals and Decorative & Building Products business units as a separate publicly traded company. Under the plan, GenCorp would continue to operate its aerospace and defense and fine chemicals businesses, which together comprise Aerojet, and its automotive Vehicle Sealing segment. The following proxy materials contain a great deal of important information describing these two independent companies, of which you may become a shareholder, and the other proposals to be addressed at the special meeting.

     Your Board of Directors has determined that a spin-off is the best strategy for GenCorp and its shareholders, and unanimously approves of the plan. I want to take this opportunity to tell you why, and to affirm our confidence in the prospects for the future success of both companies.

     The creation of two less complex, and more cost efficient corporate structures will provide management of each company with enhanced ability to focus more effectively on core businesses that are more appropriately aligned within its industries and peer groups. This is difficult to do today under GenCorp's current structure as a diversified corporation. Independently, each company can develop its own distinctive business and growth strategies, optimize equity-based compensation plans for its employees, and importantly, dedicate investment and other growth resources to fit its own unique needs and requirements. We believe this will result in further growth opportunities through internal expansion and acquisition and joint venture opportunities, and ultimately generate greater value for shareholders of both companies.


     At the special meeting you will be asked to approve the proposed distribution by GenCorp to holders of GenCorp's common stock of 100% of the outstanding shares of common stock of Omnova Solutions Inc., a newly formed and wholly owned GenCorp subsidiary to which GenCorp will transfer the assets of its Performance Chemicals and Decorative & Building Products businesses. We anticipate that each holder of GenCorp common stock on the record date for the distribution will receive one share of Omnova Solutions Inc. common stock for each share of GenCorp common stock then held. You will also be asked to approve amendments to GenCorp's articles of incorporation and code of regulations, and the adoption of equity performance plans for both companies, to be effective immediately after the distribution.


     The distribution is subject to a number of conditions, including (1) approval of the distribution by shareholders holding at least a majority of the outstanding shares of GenCorp common stock and (2) receipt of a ruling from the Internal Revenue Service that the distribution should constitute a tax-free distribution for U.S. Federal income tax purposes for both holders of GenCorp common stock and GenCorp.

     Your vote on these proposals is very important. Whether or not you plan to attend the special meeting, and regardless of the number of shares of GenCorp common stock that you own, I urge you to complete, date and sign the enclosed proxy card and return it promptly in the accompanying postage-paid envelope. Please do not send in your stock certificates with your proxy card.

     GenCorp's Board of Directors unanimously recommends that you vote "FOR" adoption of the distribution, and as a shareholder in both companies, share in the exciting growth opportunities it presents for the future. GenCorp's Board of Directors also unanimously recommends that you vote "FOR" each of the other proposals.

                                          Sincerely,
                                          /s/ John B. Yasinsky
                                          John B. Yasinsky
                                          Chairman, Chief Executive
                                          Officer and President


     This proxy statement will first be mailed to shareholders of GenCorp on or about July 7, 1999.

                                  GENCORP INC.
                                 175 GHENT ROAD
                           FAIRLAWN, OHIO 44333-3300

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                         TO BE HELD ON AUGUST 18, 1999


TO GENCORP SHAREHOLDERS:


     You are hereby notified that a special meeting of the shareholders of GenCorp Inc., an Ohio corporation, will be held on August 18, 1999 at the offices of Jones, Day, Reavis & Pogue, North Point, 901 Lakeside Avenue, Cleveland, Ohio, at 9:00 a.m., local time.


     The special meeting will be conducted for the following purposes, as further described in the attached proxy statement:

          1. To consider and vote upon a proposal providing for the following actions (the "Distribution"):

             - a transfer to GenCorp by Aerojet-General Corporation, a wholly owned subsidiary of GenCorp, of 100% of the equity interests of Aerojet Fine Chemicals, LLC, either as a dividend or in exchange for other property;


             - the contribution by GenCorp to Omnova Solutions Inc., a wholly owned subsidiary of GenCorp, of the Performance Chemicals and Decorative & Building Products businesses of GenCorp and some other corporate assets, in exchange for shares of Omnova Solutions common stock and Omnova Solutions' assumption of liabilities related to those businesses and assets; and



             - a special dividend to the holders of the outstanding shares of
               GenCorp common stock of all outstanding shares of capital stock of Omnova Solutions on a pro rata basis and on the basis of one share of common stock of Omnova Solutions for each share of common stock of GenCorp.



          2. To consider and vote upon a proposal to amend GenCorp's articles of incorporation and code of regulations to designate Cleveland, Ohio as the location of GenCorp's principal Ohio office for purposes of the Ohio General Corporation Law; to increase the number of authorized common shares from 90 million to 150 million; to provide that GenCorp's corporate purpose is to engage in any lawful act or activity for which corporations may be formed under Ohio law; to establish two additional series of currently authorized preferred stock; to eliminate the requirement that the annual meeting of shareholders be held in March; to increase the shareholder vote required to call a special meeting of shareholders from 25% to 50%; to permit additional forms of proxy authorizations; to establish procedures relating to the proposal of business at shareholders' meetings; to establish procedures relating to the nomination by shareholders of candidates for election as directors; to require that the company indemnify its directors, officers, employees and others to the fullest extent permitted by applicable law; to provide that directors may not be removed by shareholders and may be removed by other directors only in certain limited circumstances; and to provide that GenCorp's corporate seal contain only the name of the corporation and the words "corporate seal."



          3. To consider and vote upon a proposal to adopt the GenCorp 1999 Equity and Performance Incentive Plan, to be effective immediately after the Distribution.



          4. To consider and vote upon a proposal to adopt the Omnova Solutions 1999 Equity and Performance Incentive Plan, to be effective immediately after the Distribution.


          5. To consider such other business as may properly come before the special meeting.


     The record date for shareholders entitled to notice of, and to vote at, the special meeting is the close of business on June 30, 1999.


     The Board of Directors of GenCorp has retained discretion, even if shareholder approval of all proposals is obtained and the other conditions to the Distribution are satisfied, to abandon, defer or modify the Distribution and the amendments to GenCorp's articles of incorporation and code of regulations. If the GenCorp Board takes any of those actions, it will be because the GenCorp Board believes that it will be in the best interests of GenCorp and its shareholders.

     THE GENCORP BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" EACH OF THE PROPOSALS.

     You are invited to attend the meeting. Whether or not you expect to attend the meeting in person, please mark, sign, date and return the enclosed proxy in the accompanying postage-paid envelope so that your shares will be represented at the meeting and any adjournment thereof. PLEASE DO NOT SEND IN YOUR STOCK CERTIFICATES WITH YOUR PROXY CARD.

                                          Edward R. Dye
                                          Secretary

July 2, 1999

                               TABLE OF CONTENTS


                                                              PAGE
                                                              ----
QUESTIONS AND ANSWERS ABOUT THE DISTRIBUTION AND OTHER
  PROPOSALS.................................................    1
WHO CAN HELP ANSWER YOUR QUESTIONS..........................    2
PROXY STATEMENT SUMMARY.....................................    3
  The Special Meeting.......................................    3
  The Distribution..........................................    5
  New GenCorp...............................................    7
  Omnova Solutions..........................................    7
  Recent Developments.......................................    8
  GenCorp Summary Historical and Pro Forma Financial Data...   10
  Omnova Solutions Summary Historical and Pro Forma
     Financial Data.........................................   12
RISK FACTORS................................................   13
THE SPECIAL MEETING.........................................   20
THE DISTRIBUTION............................................   25
RELATIONSHIP BETWEEN NEW GENCORP AND OMNOVA SOLUTIONS AFTER
  THE DISTRIBUTION..........................................   31
DIVIDEND POLICIES...........................................   36
DIVIDENDS AND PRICE RANGE OF GENCORP COMMON STOCK...........   37
GENCORP SELECTED HISTORICAL FINANCIAL DATA..................   38
GENCORP CAPITALIZATION......................................   40
GENCORP UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL
  STATEMENTS................................................   41
OMNOVA SOLUTIONS SELECTED HISTORICAL FINANCIAL DATA.........   51
OMNOVA SOLUTIONS CAPITALIZATION.............................   52
OMNOVA SOLUTIONS MANAGEMENT'S DISCUSSION AND ANALYSIS OF
  FINANCIAL CONDITION AND RESULTS OF OPERATIONS.............   53
OMNOVA SOLUTIONS UNAUDITED PRO FORMA CONDENSED COMBINED
  FINANCIAL STATEMENTS......................................   60
BUSINESS OF NEW GENCORP.....................................   66
BUSINESS OF OMNOVA SOLUTIONS................................   73
HOLDERS OF GENCORP COMMON STOCK.............................   79
HOLDERS OF NEW GENCORP COMMON STOCK.........................   81
HOLDERS OF OMNOVA SOLUTIONS COMMON STOCK....................   83
NEW GENCORP MANAGEMENT AND EXECUTIVE COMPENSATION...........   85
OMNOVA SOLUTIONS MANAGEMENT AND EXECUTIVE COMPENSATION......  101
DESCRIPTION OF NEW GENCORP CAPITAL STOCK....................  118
DESCRIPTION OF OMNOVA SOLUTIONS CAPITAL STOCK...............  119
LIABILITY AND INDEMNIFICATION OF DIRECTORS AND OFFICERS.....  125
CERTAIN DIFFERENCES BETWEEN THE CHARTER DOCUMENTS GOVERNING
  OMNOVA SOLUTIONS AND THE CHARTER DOCUMENTS GOVERNING NEW
  GENCORP...................................................  126
PROPOSED AMENDMENTS TO THE AMENDED ARTICLES OF INCORPORATION
  AND AMENDED CODE OF REGULATIONS OF GENCORP................  127
ADOPTION OF THE NEW GENCORP 1999 EQUITY AND PERFORMANCE
  INCENTIVE PLAN............................................  135

                                                              PAGE
                                                              ----
ADOPTION OF THE OMNOVA SOLUTIONS 1999 EQUITY AND PERFORMANCE
  INCENTIVE PLAN............................................  136
EXPERTS.....................................................  136
SHAREHOLDER PROPOSALS.......................................  137
INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE.............  138
WHERE YOU CAN FIND MORE INFORMATION.........................  138
INDEX TO FINANCIAL STATEMENTS...............................  F-1
ANNEX A -- DISSENTERS' RIGHTS...............................  A-1
ANNEX B -- FINANCIAL VIABILITY OPINION OF CREDIT SUISSE
  FIRST BOSTON..............................................  B-1
ANNEX C -- GENCORP INC. 1999 EQUITY AND PERFORMANCE
  INCENTIVE PLAN............................................  C-1
ANNEX D -- OMNOVA SOLUTIONS INC. 1999 EQUITY AND PERFORMANCE
  INCENTIVE PLAN............................................  D-1
ANNEX E -- COMPOSITE VERSION OF ARTICLES OF INCORPORATION OF
  GENCORP INC. (AS AMENDED AND PROPOSED TO BE AMENDED)......  E-1
ANNEX F -- COMPOSITE VERSION CODE OF REGULATIONS OF GENCORP
  INC. (AS AMENDED AND PROPOSED TO BE AMENDED)..............  F-1

        QUESTIONS AND ANSWERS ABOUT THE DISTRIBUTION AND OTHER PROPOSALS


Q1:   WHAT DO I NEED TO DO NOW?
A1:   You should vote your shares by mailing
      your signed proxy card in the enclosed
      return envelope as soon as possible so
      that your shares will be represented
      at the special meeting. If you do not
      vote your shares, it will be the same
      as a vote against adoption of the
      proposals related to the Distribution
      and the amendments to GenCorp's
      articles of incorporation and code of
      regulations.

Q2:   WHAT IF MY SHARES OF GENCORP COMMON
      STOCK ARE HELD IN GENCORP'S EMPLOYEE
      BENEFIT PLANS?
A2:   If all or any of your shares of
      GenCorp common stock are held in the
      GenCorp employee benefit plans, you
      have also received a confidential
      voting instruction form which you may
      use to instruct the trustee regarding
      how to vote shares allocated to your
      account. If GenCorp's proxy solicitor,
      Georgeson & Company, the trustee's
      agent for this purpose, does not
      receive voting instructions from you
      by the close of business on August 12,
      1999, GenCorp's Benefits Management
      Committee will instruct the trustee to
      vote the shares in favor of each of
      the proposals to be considered at the
      special meeting.
      If only some of your shares of GenCorp
      common stock are held in the employee
      benefit plans, to ensure that all of
      your shares are voted, you should:
      - sign, date and return your proxy
        card; and
      - follow the procedures to instruct
      the trustee to vote your shares held
        in the plan.

Q3:   IF MY SHARES ARE HELD IN "STREET NAME"
      BY MY BROKER, WILL MY BROKER VOTE MY
      SHARES FOR ME?
A3:   Your broker will vote your shares only
      if you instruct your broker how to
      vote. Your broker should mail
      information to you that will explain
      how to give voting instructions to
      your broker. Please provide
      instructions to your broker on how to
      vote your shares. If you do not
      instruct your broker how to vote, your
      shares will not be voted. This will be
      the same as a vote against adoption of
      the proposals related to the
      Distribution and the amendments to
      GenCorp's articles of incorporation
      and code of regulations.

Q4:   HOW WILL MY SHARES CREDITED TO MY
      ACCOUNT IN THE GENCORP DIVIDEND
      REINVESTMENT PLAN BE VOTED?
A4:   Your proxy card covers all shares you
      hold of record and all shares credited
      to your account under the dividend
      reinvestment plan. Therefore, shares
      credited to your account in the
      dividend reinvestment plan will be
      voted in the same manner as you
      indicate in your proxy card. If you do
      not return your proxy card, your
      shares in the plan will not be voted.


Q5:   WHAT IF I WANT TO CHANGE MY VOTE?
A5:   You can change your vote at any time
      before your proxy is voted at the
      special meeting. If you hold your
      shares directly, you can do this in
      one of three ways:
      - You can send a written notice to the
        Secretary of GenCorp stating that
        you would like to revoke your proxy.
      - You can complete and submit a new
        proxy card.
      - You can attend the special meeting
      and request to vote in person. Your
        attendance at the special meeting
        alone will not, however, revoke your
        proxy.
      If your shares are held in the
      employee benefit plans, you must
      follow the instructions in the
      trustee's letter of transmittal to
      change your vote. If you have
      instructed a broker to vote your
      shares, you must follow directions
      received from your broker to change
      those instructions.

Q6:   WHEN DOES GENCORP EXPECT THE
      DISTRIBUTION TO BE COMPLETED?
A6:   GenCorp hopes to complete the
      Distribution by September 30, 1999.

Q7:   SHOULD I SEND IN MY STOCK
      CERTIFICATES?
A7:   No. After the Distribution is
      completed, if you are a holder of
      record of GenCorp common stock as of
      the record date for the special
      dividend contemplated by the
      Distribution, you will receive a
      separate stock certificate for your
      Omnova Solutions common stock.

Q8:   HOW WILL I RECEIVE SHARES OF OMNOVA
      SOLUTIONS SHARES DISTRIBUTED WITH
      RESPECT TO SHARES OF GENCORP COMMON
      STOCK HELD IN THE DIVIDEND
      REINVESTMENT PLAN?
A8:   Omnova Solutions will have a dividend
      reinvestment plan very similar to
      GenCorp's plan. Shares of Omnova
      Solutions distributed in the
      Distribution with respect to shares
      held in the GenCorp dividend
      reinvestment plan will be credited to
      your account in the Omnova Solutions
      dividend reinvestment plan unless you
      instruct otherwise.


                      WHO CAN HELP ANSWER YOUR QUESTIONS?

     If you have additional questions about the proposals to be acted on at the special meeting you should contact:

                                  GenCorp Inc.
                                 175 Ghent Road
                           Fairlawn, Ohio 44333-3300

                         Attention: Investor Relations
                           Telephone: 1-330-869-4411

     If you would like additional copies of this proxy statement or if you have questions about the proposals to be acted on at the special meeting, you should contact:

                            Georgeson & Company Inc.
                               Wall Street Plaza
                            New York, New York 10005
                 Banks and brokers call collect: 1-212-440-9800
                   All others call toll free: 1-800-223-2064

                            PROXY STATEMENT SUMMARY


     This proxy statement summary highlights selected information from this document, but does not contain all the details about New GenCorp, Omnova Solutions and the proposals to be acted on at the special meeting, including information that may be important to you. To better understand New GenCorp, Omnova Solutions and the proposals to be acted on at the special meeting, you should carefully review this entire document, including annexes and documents incorporated by reference. References in this document to "GenCorp" refer to GenCorp prior to the Distribution. References in this document to "New GenCorp" refer to GenCorp after the Distribution. References in this document to "Omnova Solutions" refer to the businesses to be transferred to Omnova Solutions by GenCorp as part of the Distribution. References in this document to "GenCorp," "New GenCorp" and "Omnova Solutions" include their respective subsidiaries at the relevant time unless the context otherwise requires.


                              THE SPECIAL MEETING

DATE, TIME AND PLACE


     GenCorp is providing this proxy statement in connection with its solicitation of proxies from you for use at a special meeting of shareholders of GenCorp to be held at the offices of Jones, Day, Reavis & Pogue, North Point, 901 Lakeside Ave., Cleveland, Ohio, at 9:00 a.m., local time, on August 18, 1999 and at any adjournments of that meeting.


MATTERS FOR CONSIDERATION

     At the special meeting, you will be asked to consider and vote upon a proposal providing for the following actions (the "Distribution"):

     - a transfer to GenCorp by Aerojet, a wholly owned subsidiary of GenCorp, of 100% of the equity interests of Aerojet Fine Chemicals, either as a dividend or in exchange for other property;


     - the contribution by GenCorp to its wholly owned subsidiary, Omnova Solutions, of the Performance Chemicals and Decorative & Building Products businesses of GenCorp and some other corporate assets, in exchange for shares of Omnova Solutions common stock and Omnova Solutions' assumption of liabilities related to those businesses and assets;



     - a special dividend to the holders of the outstanding shares of GenCorp common stock of all outstanding shares of capital stock of Omnova Solutions on a pro rata basis and on the basis of one share of common stock of Omnova Solutions for each share of common stock of GenCorp.


     At the special meeting, you will also be asked to consider and vote upon proposals providing for:


     - amendments to GenCorp's articles of incorporation and code of regulations to designate Cleveland, Ohio as the location of GenCorp's principal Ohio office for purposes of the Ohio General Corporation Law; to increase the number of authorized common shares from 90 million to 150 million; to provide that GenCorp's corporate purpose is to engage in any lawful act or activity for which corporations may be formed under Ohio law; to establish two additional series of currently authorized preferred stock; to eliminate the requirement that the annual meeting of shareholders be held in March; to increase the shareholder vote required to call a special meeting of shareholders from 25% to 50%; to permit additional forms of proxy authorizations; to establish procedures relating to the proposal of business at shareholders' meetings; to establish procedures relating to the nomination by shareholders of candidates for election as directors; to require that GenCorp indemnify its directors, officers, employees and others to the fullest extent permitted by applicable law; to provide that directors may not be removed by shareholders and may be removed by other directors only in certain limited circumstances; and to provide that GenCorp's corporate seal contain only the name of the corporation and the words "corporate seal";



     - adoption of the New GenCorp 1999 Equity and Performance Incentive Plan, to be effective after the Distribution; and



     - adoption of the Omnova Solutions 1999 Equity and Performance Incentive Plan, to be effective after the Distribution.


     You may also be asked to act on other business that properly comes before the special meeting.

SPECIAL MEETING RECORD DATE


     GenCorp's Board of Directors has fixed the close of business on June 30, 1999 as the record date for the special meeting.


VOTING AND QUORUM

     Holders of record of GenCorp common stock at the record date are entitled to notice of, and to vote at, the special meeting. Each share of GenCorp common stock outstanding at the close of business on the record date is entitled to one vote on each matter presented at the special meeting. The presence in person or by proxy of shareholders holding a majority of the outstanding shares of GenCorp common stock on the record date will constitute a quorum for the transaction of business at the special meeting.

VOTE REQUIRED


     - Approval of the Distribution will require the affirmative vote of holders of a majority of the outstanding shares of GenCorp common stock on the record date for the special meeting.



     - Approval of the adoption of the New GenCorp 1999 Equity and Performance Incentive Plan and the Omnova Solutions 1999 Equity and Performance Incentive Plan will each require the affirmative vote of holders of a majority of the outstanding shares of GenCorp common stock present in person or by proxy at the special meeting.



     - Approval of the adoption to the amendment to GenCorp's code of regulations relating to removal of directors will require the affirmative vote of holders of 80% of the outstanding shares of GenCorp common stock on the record date for the special meeting.



     - Approval of the adoption of the amendments to GenCorp's articles of incorporation will each require the affirmative vote of holders of 66 2/3% of the outstanding shares of GenCorp common stock on the record date for the special meeting.



     - Approval of the adoption of the amendments to GenCorp's code of regulations, other than the amendment relating to removal of directors, will each require the affirmative vote of the holders of a majority of the outstanding shares of GenCorp common stock on the record date for the special meeting.


DISSENTERS' RIGHTS

     If, under Ohio law, the Distribution is a disposition of substantially all of GenCorp's assets, shareholders who comply with the requirements of Ohio Revised Code Section 1701.85 will be entitled to dissent from the Distribution proposal. GenCorp, however, does not believe that, under Ohio law, the Distribution would be a disposition of substantially all of its assets. GenCorp therefore does not believe that dissenters' rights would arise by reason of the Distribution. If, contrary to GenCorp's belief, rights of dissent are available, shareholders who perfect dissenters' rights in accordance with Section 1701.85 will be entitled to the "fair cash value" of their GenCorp common stock, determined in accordance with the statutory procedure. If, contrary to GenCorp's belief, dissenters' rights are available under Ohio law, the Distribution will not occur if holders of more than 1% of GenCorp's outstanding common stock exercise dissenters' rights.

BOARD RECOMMENDATIONS

     The GenCorp Board unanimously recommends that shareholders vote "FOR" each of the proposals.

                                THE DISTRIBUTION

     GenCorp proposes to separate the Performance Chemicals and Decorative & Building Products businesses from GenCorp's other operations.

RISK FACTORS


     You should be aware that the Distribution and ownership of New GenCorp and Omnova Solutions common stock involve certain risks, including those described under "Risk Factors," that could adversely affect the value of your holdings.


BACKGROUND AND REASONS FOR THE DISTRIBUTION

     GenCorp's Board believes that the Distribution will serve a number of purposes, including:

     - increasing the ability of both companies to improve the corporate fit and focus of their respective businesses;

     - facilitating acquisitions by both companies by improving the attractiveness of their respective capital stock as acquisition currency;

     - allowing both companies to effectively motivate and enhance management performance by providing equity compensation and incentives more closely tied to the businesses in which the employees work; and

     - generating aggregate cost savings for the two companies when compared to GenCorp's costs.

THE DISTRIBUTION AND WHAT GENCORP SHAREHOLDERS WILL RECEIVE IN THE DISTRIBUTION


     If the GenCorp shareholders approve the Distribution, and the other conditions to the Distribution are satisfied or waived, GenCorp anticipates that the GenCorp Board will authorize the various components of the Distribution and declare a special dividend payable in Omnova Solutions common stock and set a record date for that dividend. The Distribution would involve the actions described below.


     Aerojet will transfer to GenCorp, in the form of a dividend or an exchange for other property, 100% of the equity interests of Aerojet Fine Chemicals.


     GenCorp will contribute the assets of the Performance Chemicals and Decorative & Building Products businesses and some other corporate assets to Omnova Solutions in exchange for Omnova Solutions common stock and Omnova Solutions' assumption of liabilities related to those businesses and assets.



     GenCorp then will distribute, in the form of a special dividend, all of the outstanding shares of common stock of Omnova Solutions, on a pro rata basis, to the holders of GenCorp's common stock as of a record date for the special dividend. In the special dividend contemplated by the Distribution, each shareholder of GenCorp will retain its shares of GenCorp common stock, and for each share of GenCorp common stock held by it on the record date for the special dividend contemplated by the Distribution, will be entitled to receive one share of Omnova Solutions common stock. See "Conditions to the Distribution."



     Prior to the special dividend, Omnova Solutions will borrow approximately $188 million under a new credit facility and will pay to GenCorp a dividend equal to the borrowings. GenCorp will use the dividend payment to repay debt.



     Following the Distribution, it is expected that the shares of Omnova Solutions common stock distributed in the Distribution will be listed on the New York Stock Exchange.


     The GenCorp Board has retained discretion, even if all conditions to the Distribution are satisfied, to abandon, defer or modify the Distribution.

FEDERAL INCOME TAX CONSEQUENCES RELATED TO THE DISTRIBUTION

     GenCorp has filed with the Internal Revenue Service a request for a ruling that the Distribution will not result in the recognition of income, gain or loss for federal income tax purposes to GenCorp and its shareholders. The Distribution will not occur unless GenCorp receives the ruling. Any ruling issued by the IRS will be based upon factual representations. Any change in the facts as represented could cause the IRS to modify or revoke any prior ruling that the Distribution was tax-free to all parties. Therefore, the Distribution could be treated as:


     - a taxable dividend to GenCorp shareholders, in an amount equal to the fair market value of the Omnova Solutions common stock as of the date of the special dividend contemplated by the Distribution, and



     - a gain-recognition event to GenCorp in the amount by which the fair market value of the Omnova Solutions common stock as of the date of the special dividend contemplated by the Distribution exceeds GenCorp's basis in the Omnova Solutions common stock.



     Both New GenCorp and Omnova Solutions will agree not to take any action that would cause the Distribution to be taxable to GenCorp or its shareholders. Each of New GenCorp and Omnova Solutions will also agree to indemnify the other for any adverse consequences incurred as a result of its breach of that obligation.


ACCOUNTING TREATMENT OF THE DISTRIBUTION


     Upon declaration by the GenCorp Board of the special dividend contemplated by the Distribution, GenCorp will present the business of Omnova Solutions as a discontinued operation to the extent financial information for periods prior to the Distribution is required to be included in GenCorp's historical financial statements. After the Distribution, the business of Omnova Solutions will be reflected in separate consolidated financial statements and its assets and liabilities will be reflected at historical amounts.



DIVIDEND POLICIES OF NEW GENCORP AND OMNOVA SOLUTIONS



     Each of New GenCorp and Omnova Solutions presently intends to pay regular dividends on its common stock. However, the amount and actual payment of dividends by New GenCorp and Omnova Solutions after the Distribution will be subject to the discretion of the respective companies' Boards of Directors and any dividends paid by New GenCorp and Omnova Solutions may be lower, when combined, than dividends currently paid by GenCorp. Dividend decisions will be based on a number of factors, including the respective future operating results and financial requirements of New GenCorp and Omnova Solutions on their new stand-alone basis and on other factors. See "Risk Factors" and "Dividend Policies."


CONDITIONS TO THE DISTRIBUTION

     The Distribution is conditioned upon, among other things:

     - receipt of a ruling from the IRS to the effect that the Distribution will constitute a tax-free distribution for U.S. Federal income tax purposes for both holders of GenCorp common stock and GenCorp;

     - approval of the Distribution by holders of at least a majority of the outstanding GenCorp common stock as of the record date for the special meeting;


     - the effectiveness of the Registration Statement on Form 10 under the Securities Exchange Act of 1934 to be filed by Omnova Solutions with the Securities and Exchange Commission;


     - if, contrary to GenCorp's belief, dissenters' rights are available under Ohio law, holders of no more than 1% of GenCorp's outstanding common stock exercise dissenters' rights; and

     - there not being in effect any statute, rule, regulation or order of any court, governmental or regulatory body that prohibits or makes illegal the transactions contemplated by the Distribution.

     The conditions listed above cannot be waived. The GenCorp Board has reserved the right to abandon the Distribution even if all conditions are satisfied.

                                  NEW GENCORP

BUSINESSES AFTER THE DISTRIBUTION


     After the Distribution, New GenCorp will own and operate GenCorp's Aerojet business, which is comprised of the aerospace and defense businesses and Fine Chemicals, and GenCorp's automotive Vehicle Sealing segment. Aerojet specializes in the design, development and manufacture of defense electronics, primarily space satellite surveillance and sensing systems and related ground stations, liquid and solid propulsion systems for space launch vehicles, and tactical defense weapon systems and smart munitions. Fine Chemicals is a custom manufacturer of intermediates, and bulk active materials for the pharmaceutical industry, specializing in difficult chemistries using energetic and potentially hazardous materials. Vehicle Sealing produces highly engineered extruded and molded rubber sealing systems for passenger cars, light trucks and sports utility vehicles made by automotive original equipment manufacturers.


PRINCIPAL OFFICE AFTER THE DISTRIBUTION

                            GenCorp Inc.
                            Highway 50 and Aerojet Road
                            Rancho Cordova, California 95670
                            (916) 355-4000


                                OMNOVA SOLUTIONS


BUSINESSES AFTER THE DISTRIBUTION


     After the Distribution, Omnova Solutions will own and operate GenCorp's current Performance Chemicals and Decorative & Building Products businesses. Performance Chemicals manufactures high quality emulsion polymers and specialty chemicals used as coatings, binders, adhesives and additives for paper, carpet, textile, and various specialty markets. Decorative & Building Products designs and manufactures a comprehensive line of decorative and performance-enhancing surfacing products including commercial wallcovering, coated fabrics, laminates, graphics arts and industrial films and roofing membrane systems. These products are made from a variety of substrates, including polyvinyl chloride, polyolefins and textiles. These products serve a wide array of markets, including furniture, transportation, construction, remodeling, interior decorating and graphic arts.


PRINCIPAL OFFICE AFTER THE DISTRIBUTION


                            Omnova Solutions Inc.

                            175 Ghent Road
                            Fairlawn, Ohio 44333
                            (330) 869-4200

                              RECENT DEVELOPMENTS



     GenCorp's sales totaled $514.9 million for the second quarter of 1999, an increase of 19% compared to $431.9 million during the second quarter of 1998, with all three business segments posting significant revenue increases. For the six months ended May 31, 1999, sales increased 20% to $954.5 million as compared to $797.4 million during the first six months of 1998. Operating profit totaled $66.6 million for the second quarter of 1999. Excluding unusual items of $15.2 million primarily related to the divestiture of Penn Racquet Sports, operating profit for the current quarter improved 19% to $51.4 million versus $43.1 million for the second quarter of 1998. For the six months ended May 31, 1999, segment operating profit, excluding unusual items, increased to $89.4 million as compared to $72.7 million for the same period of 1998, a 23% improvement.



     In early May, GenCorp sold Penn and recognized a pre-tax gain of $15.7 million on the sale. Sales and operating profit of Penn for the second quarter of 1999 were $14.1 million and $1.4 million, respectively.



     As part of a focused cost reduction program to prepare for the Distribution, GenCorp continued to decrease corporate overhead, reducing corporate expenses by $1.8 million for the second quarter of 1999 as compared to the second quarter of 1998. Also during the second quarter of 1999, GenCorp incurred costs of $3.2 million for Distribution-related activities and reflected a tax provision that was $0.6 million higher than normal because of certain Distribution costs that will not be deductible for income tax purposes.



     Net income in the second quarter of 1999 totaled $32.5 million compared to second quarter 1998 net income of $21.4 million. For the six months ended May 31, 1999 net income improved 45% to $49.7 million as compared to net income of $34.2 million during the first six months of 1998. Earnings per share for the second quarter of 1999 improved to $0.77 per diluted share compared to $0.51 per diluted share during the second quarter of 1998. Earnings per share before unusual items, which primarily include the gain on the sale of Penn and Distribution-related costs, totaled $0.61 per diluted share during the quarter, an improvement of 20% over the second quarter of 1998.



NEW GENCORP



     Net sales for the New GenCorp businesses in the second quarter of 1999 increased 18.6% to $304.9 million compared to $257.0 million in the second quarter of 1998. Sales increased for both Aerojet and Vehicle Sealing. Total segment operating profit increased to $26.5 million for the second quarter of 1999 versus $19.6 million in the second quarter of 1998. Operating profit margins improved to 8.7% in the second quarter of 1999 compared to 7.6% in the second quarter of 1998 due primarily to higher volumes and better operating performance.



     At Aerojet, net sales increased 16% to $181.6 million in the second quarter of 1999 as compared to $156.4 million in the second quarter of 1998. Higher volumes in Fine Chemicals, the Space-Based Infrared System (SBIRS), Special Sensor Microwave Imager/Sounder (SSMIS) and Sense and Destroy Armor (SADARM) were partially offset by lower volumes on the Defense Support Program (DSP) and Titan. Aerojet's operating profit for the second quarter of 1999 was $17.2 million, compared to $13.7 million in the second quarter of 1998. Operating margins improved during the quarter to 9.5% from 8.8% in the second quarter of 1998, due to higher Fine Chemicals volumes and contract performance in strategic and space propulsion.



     Sales at Vehicle Sealing improved 23% to $123.3 million in the second quarter of 1999, versus $100.6 million in the second quarter of 1998. The sales gain was due to higher volumes in North America on the General Motors C/K pickup and Grand AM and the Ford Explorer platforms. Vehicle Sealing's operating profit rose 58%, to $9.3 million in the second quarter of 1999 as compared to $5.9 million for the second quarter of 1998. Operating profit margins improved to 7.5% in the second quarter of 1999 compared to 5.9% in the second quarter of 1998 as a result of higher volumes, lower launch costs, improved operating efficiencies, and the absence of losses from the plastic extrusions division which was sold in 1998.



OMNOVA SOLUTIONS



     Net sales for the Omnova Solutions businesses in the second quarter of 1999 increased 27% to $195.9 million compared to $153.7 million in the second quarter of 1998. Sales increased in both Decorative & Building Products and Performance Chemicals, primarily from sales attributable to acquisitions. Total segment operating profit increased to $23.5 million for the second quarter of 1999 versus $21.7 million in the second quarter of 1998. Operating margins decreased to 12.0% in the second quarter of 1999 compared to 14.1% in the second quarter of 1998, due primarily to lower average unit selling prices across certain Performance Chemicals product lines, and increased new product development spending.



     Net sales for Performance Chemicals increased for the second quarter of 1999 by 49% to $82.0 million compared to $55.0 million in the second quarter of 1998. The increase reflects sales attributable to the 1998 acquisitions. Excluding the effect of acquired businesses, volume was flat compared to 1998 while pricing was down slightly. Segment operating profit during the second quarter of 1999 improved 8% to $9.4 million versus $8.7 million in the second quarter of 1998. Segment operating margins declined to 11.5% in the second quarter of 1999 versus 15.8% in the 1998 second quarter. The decline is primarily due to lower pricing and integration costs related to acquisition activity in the latter half of 1998.



     During the second quarter of 1999, Performance Chemicals completed the $8 million acquisition of Morton International's global latex floor care business, adding a complementary product line and customer base, and expanding its presence in Europe and the Far East.



     Net sales for Decorative & Building Products increased for the second quarter of 1999 by 15.4% to $113.9 million compared to $98.7 million in the second quarter of 1998. The increase was mainly related to the European wallcovering acquisition, paper laminates and building systems businesses. Segment operating profit during the second quarter of 1999 improved 12.3% to $14.6 million versus $13.0 million in the second quarter of 1998. Segment operating margins declined to 12.8% in the second quarter of 1999 from 13.2% for the second quarter of 1998, due primarily to increased spending on new product development.



     Within the Decorative & Building Products business unit during the second quarter of 1999, the trend of performance improvement for the building systems (roofing) sector continued with a 20% increase in sales. Sales were also up by 30% in the first half of 1999 within the coated fabrics' residential upholstery business.

            GENCORP SUMMARY HISTORICAL AND PRO FORMA FINANCIAL DATA

     The following table sets forth summary consolidated historical and pro forma financial data of GenCorp. The summary historical data has been derived from and should be read in conjunction with the audited consolidated financial statements included in GenCorp's Annual Report on Form 10-K for the year ended November 30, 1998 and unaudited financial data included in GenCorp's Quarterly Report on Form 10-Q for the quarterly period ended February 28, 1999, both of which are incorporated herein by reference. The summary pro forma financial data has been derived from GenCorp's unaudited pro forma condensed financial statements for the three month period ended February 28, 1999, and for the year ended November 30, 1998 included in this proxy statement. You should read the following table in conjunction with the other financial information included and incorporated into this proxy statement.

     You should keep the following in mind when reviewing this data.

     - Segment operating profit represents net sales less applicable costs, expenses and provisions for restructuring and unusual items relating to operations. Segment operating profit excludes corporate income and expenses, provisions for nonoperating unusual items, interest expense and income taxes.


     - Pro forma balance sheet data assumes the Distribution and the sale of GenCorp's Penn division were completed on February 28, 1999. Therefore, this data does not include the assets and liabilities of Omnova Solutions and Penn. In addition, the pro forma income statement data assumes that the Distribution and sale of Penn occurred at the beginning of the periods presented. The pro forma information may not be indicative of the results that would have occurred if the Distribution and sale had actually occurred on those dates.


     - The unaudited pro forma income statement does not include nonrecurring items that are directly attributable to the Distribution, the sale of Penn and estimated future cost savings as follows:

        - The one-time costs estimated at $16 million after tax associated with the Distribution, including investment banking, legal and professional fees, severance costs, retention bonuses for key employees, financing fees, relocation costs and expenses associated with a voluntary early retirement program;

        - The after-tax gain of $9 million on the sale of Penn that occurred on April 30, 1999; and

        - Annual cost savings to New GenCorp estimated to be between $4 and $5 million pretax as a result of the Distribution.


     - During fiscal 1996, GenCorp recorded unusual charges of $42 million pretax, or $0.75 basic and $0.62 diluted earnings per share after tax. These charges included primarily (1) a $15 million provision for a voluntary early retirement incentive program, (2) a $14 million loss on the sale of its automotive segment's vibration control and reinforced plastics businesses offset by a gain of $4 million from the sale of the structural urethane adhesives business, (3) an $8 million provision for environmental remediation costs, (4) a $6 million charge related to fixed assets, pension and other matters, and (5) a $3 million restructuring charge for the Vehicle Sealing business.


     - Net income amounts for fiscal 1996, 1997 and 1998 reflect reduced income tax expense of $16 million, $67 million and $2 million, respectively, due to the receipt of federal income tax settlements for tax credits and related interest.

     - During fiscal 1997, GenCorp's $115,000,000 8% Convertible Subordinated Debentures Due August 1, 2002 were converted into GenCorp common stock. This conversion affected long-term debt and shareholders' equity at the end of fiscal 1997.


     - Total assets and long-term debt at the end of fiscal 1997 reflect the acquisition of Printworld made in fiscal 1997. Total assets and long-term debt at the end of fiscal 1998 reflect the acquisitions during fiscal 1998, including (1) the U.S. specialty chemicals business of Sequa Chemicals, (2) the commercial wallcovering business of Walker Greenbank PLC and (3) the Calhoun, Georgia latex facility of The Goodyear Tire &

       Rubber Company. The income statements reflect operations from these acquisitions from the date of purchase.


     - Income statement data for fiscal 1998 includes unusual income of $5 million pretax, or $0.07 basic and diluted earnings per share after tax. These unusual items included (1) charges of $8 million primarily related to exiting the plastic extrusions division and residential wallcovering business, offset by (2) a $13 million gain from Aerojet's sale of surplus land in Nevada.



                                        HISTORICAL           PRO FORMA        HISTORICAL        PRO FORMA
                                --------------------------   ----------    ----------------   --------------
                                        YEAR ENDED           YEAR ENDED      THREE MONTHS      THREE MONTHS
                                       NOVEMBER 30,           NOV. 30,      ENDED FEB. 28,    ENDED FEB. 28,
                                --------------------------   ----------    ----------------   --------------
                                 1996      1997      1998       1998        1998      1999         1999
                                ------    ------    ------   ----------    ------    ------   --------------
                                                (DOLLARS IN MILLIONS, EXCEPT PER SHARE DATA)
INCOME STATEMENT DATA:
Net sales.....................  $1,515    $1,568    $1,737     $1,048      $  366    $  440       $  255
Segment operating profit......     120       152       165         83          30        38           19
Pro forma income from
  continuing operations.......                                     41                                  7
Pro forma income per share
  from continuing
  operations -- basic and
  diluted.....................                                    .98                                .17
Net income....................      42       137        84                     13        17
Net income per share:
  Basic.......................    1.25      3.71      2.02                    .31       .41
  Diluted.....................    1.16      3.40      1.99                    .31       .41
BALANCE SHEET DATA
  (AT PERIOD END):
Total assets..................  $1,330    $1,419    $1,743                 $1,404    $1,729       $1,050
Long-term debt................     263        84       356                     93       356          135
Total debt....................     306       109       370                    137       409          182
Shareholders' equity..........      56       281       344                    287       354           63
OTHER DATA:
Cash dividends paid per common
  share.......................  $  .60    $  .60    $  .60                 $  .15    $  .15

        OMNOVA SOLUTIONS SUMMARY HISTORICAL AND PRO FORMA FINANCIAL DATA



     The following table sets forth summary combined historical and pro forma data for Omnova Solutions. The summary historical data as of February 28, 1999 and 1998 and November 30, 1997 and 1998 and for the three-month periods ended February 28, 1999 and 1998 and each of the three years in the period ended November 30, 1998 has been derived from the audited and unaudited combined financial statements of Omnova Solutions included in this proxy statement. The data set forth below and the historical data contained in this proxy statement are presented as if Omnova Solutions was a separate entity for all periods represented. The summary pro forma financial data has been derived from the Omnova Solutions unaudited pro forma combined financial statements for the three months ended February 28, 1999 and the year ended November 30, 1998 included in this proxy statement. You should read the following table in conjunction with the other Omnova Solutions financial information included in this proxy statement.


     You should keep the following in mind when reviewing this data.

     - Segment operating profit represents net sales less applicable costs, expenses and provisions for restructuring and unusual items relating to operations. Segment operating profit excludes corporate income and expenses, provisions for nonoperating unusual items, interest expense and income taxes.

     - The pro forma balance sheet data assumes the Distribution was completed on February 28, 1999. The pro forma income statement data assumes the Distribution and fiscal 1998 acquisitions occurred at December 1, 1997. The pro forma information may not be indicative of the results that would have occurred had the Distribution actually occurred on those dates.

     - Income statement data for fiscal 1996 includes unusual income of $4 million from the sale of the structural urethane adhesives business.


     - During fiscal 1997, Omnova Solutions acquired Printworld. During fiscal 1998, Omnova Solutions acquired (1) the U.S. specialty chemicals business of Sequa Chemicals, (2) the commercial wallcovering business of Walker Greenbank PLC, and (3) the Calhoun, Georgia latex facility of The Goodyear Tire & Rubber Company. The historical income statement data reflects operations from these acquisitions from the date of purchase.


     - Income statement data for fiscal 1998 includes an unusual expense of $3 million related to exiting the residential wallcovering business.

     - The pro forma earnings per share were calculated based on a one for one share distribution and equivalent stock options being granted to holders of GenCorp stock options.


                                            HISTORICAL        PRO FORMA       HISTORICAL        PRO FORMA
                                       --------------------   ----------    ---------------   --------------
                                            YEAR ENDED        YEAR ENDED     THREE MONTHS      THREE MONTHS
                                           NOVEMBER 30,        NOV. 30,     ENDED FEB. 28,    ENDED FEB. 28,
                                       --------------------   ----------    ---------------   --------------
                                       1996    1997    1998      1998       1998      1999         1999
                                       ----    ----    ----   ----------    -----    ------   --------------
                                                   (DOLLARS IN MILLIONS, EXPECT PER SHARE DATA)
INCOME STATEMENT DATA:
Net sales............................  $506    $548    $624      $766       $134      $171         $171
Segment operating profit.............    74      66      83        96         15        17           19
Net income...........................    37      34      42        46          8         7            9
PRO FORMA NET INCOME PER SHARE:
  Basic..............................                            1.11                               .22
  Diluted............................                            1.09                               .21
BALANCE SHEET DATA
  (AT PERIOD END):
Total assets.........................  $233    $277    $603                 $266      $603         $651
Long-term debt.......................    --      --      --                   --        --          188
Total debt...........................    --      --      --                   --        --          194
Divisional equity....................   147     182     489                  193       499          284

                                  RISK FACTORS


     You should be aware that the Distribution and ownership of New GenCorp and Omnova Solutions common stock involve risks, including those described below and elsewhere in this proxy statement, that could adversely affect the value of your holdings. You are also urged to review the risk factors included in GenCorp's Form 10-K for the fiscal year ended November 30, 1998 under the caption "Management's Discussion and Analysis of Financial Condition and Results of Operations -- Forward-Looking Statements." GenCorp and Omnova Solutions are not making, and no other person is authorized to make, any representation as to the future market value of New GenCorp or Omnova Solutions common stock.



     Some of the following risks will arise solely as a result of the Distribution. However, many of the following risks currently apply to GenCorp even if the Distribution does not occur. These existing risks may become more heightened after the Distribution because of the less diversified nature of New GenCorp and Omnova Solutions compared to GenCorp.


                      RISKS ARISING FROM THE DISTRIBUTION

SHARES RECEIVED IN THE DISTRIBUTION COULD BE TAXABLE TO GENCORP SHAREHOLDERS AND THE DISTRIBUTION COULD BE TAXABLE TO GENCORP.


     It is intended that the Distribution will be a tax-free spin-off under
Section 355 of the Internal Revenue Code. If the Distribution qualifies as a tax-free spin-off, in general, no income, gain or loss will be recognized by holders of GenCorp common stock or by GenCorp or Omnova Solutions on the Distribution. It is a condition to the Distribution that GenCorp receive a ruling from the IRS that Section 355 will apply to the Distribution.



     On February 24, 1999, GenCorp filed a request with the IRS for a ruling that Section 355 will apply to the Distribution. The IRS has not yet issued a ruling letter. While generally binding upon the IRS, a ruling would be subject to factual representations and assumptions. Thus, even if GenCorp receives a ruling, the Distribution could nonetheless become taxable to New GenCorp as a result of events occurring after the Distribution. For example, if 50% or more of New GenCorp's common stock or of Omnova Solutions' common stock is acquired during a period that ends two years after the Distribution, the Distribution would become taxable to GenCorp (but not to the shareholders), unless New GenCorp and Omnova Solutions demonstrate to the IRS that the Distribution and the acquisition were not parts of a plan or series of related transactions. New GenCorp and Omnova Solutions may have little control over acquisitions of their respective common stock. These rules may limit the ability of New GenCorp and Omnova Solutions to engage in strategic transactions, such as acquisitions, joint ventures and business combinations, for a period of time after the Distribution.



     If the Distribution were not to qualify under Section 355, then, in general, a very substantial corporate tax would be payable by New GenCorp. The resulting tax liability would have a material adverse effect on the financial position, results of operations and cash flows of New GenCorp. The combined federal and state income tax liability arising from the Distribution if it were found to be taxable would be equal to the fair market value of the Omnova Solutions common stock at the time of the special dividend contemplated by the Distribution, less GenCorp's tax basis of approximately $300 million in the Omnova Solutions common stock, multiplied by the applicable combined tax rate, which could be as high as 40%.



     In addition, the tax liability could adversely affect Omnova Solutions. Under the consolidated return regulations, each member of the GenCorp consolidated group, including Omnova Solutions, would be severally liable for the tax liability. Also, under the tax matters agreement between New GenCorp and Omnova Solutions, Omnova Solutions will be liable to New GenCorp for any tax liability arising out of the Distribution to the extent Omnova Solutions' actions result in the tax liability.



     Furthermore, if the Distribution were to fail to qualify as a tax-free spin-off, each GenCorp shareholder receiving shares of Omnova Solutions common stock in the Distribution would be treated as if he or she had received a taxable distribution in an amount equal to the fair market value of Omnova Solutions common stock received, which would result in:


     - taxable dividend income to the extent of his or her pro rata share of GenCorp's current and accumulated earnings and profits;

     - reduction in his or her basis in GenCorp common stock to the extent that the amount received exceeds his or her share of GenCorp's current and accumulated earnings and profits;

     - taxable gain to the extent the amount received exceeds both his or her share of both GenCorp's current and accumulated earnings and profits and his or her basis in GenCorp common stock; and


     - basis in the Omnova Solutions stock received in the Distribution equal to the fair market value of the stock on the date of the special dividend contemplated by the Distribution.



THE MARKET VALUE OF NEW GENCORP'S COMMON STOCK IS EXPECTED TO BE LOWER THAN THE MARKET VALUE OF GENCORP COMMON STOCK AND THE COMBINED MARKET VALUE OF NEW GENCORP AND OMNOVA SOLUTIONS COMMON STOCK MAY BE LESS THAN THE MARKET VALUE OF GENCORP COMMON STOCK.



After the Distribution, New GenCorp common stock will continue to be listed for trading on the NYSE and Chicago Stock Exchange under the symbol "GY." As a result of the Distribution, the trading prices of New GenCorp common stock are expected to be lower after the Distribution compared to the trading prices of GenCorp common stock immediately prior to the Distribution. The aggregate market values of New GenCorp common stock and Omnova Solutions common stock after the Distribution may be less than the market value of the GenCorp common stock prior to the Distribution.



AN ACTIVE TRADING MARKET MIGHT NOT DEVELOP FOR THE OMNOVA SOLUTIONS COMMON STOCK AND TRADING PRICES ARE UNCERTAIN.



     Omnova Solutions intends to apply to list the shares of its common stock to be distributed in the Distribution on the NYSE. However, there is presently no public market for the Omnova Solutions common stock and an active market may not develop following the Distribution. There can be no assurance regarding the prices at which the Omnova Solutions common stock will trade on or after the date of the special dividend contemplated by the Distribution. Until the Omnova Solutions common stock is fully distributed and an orderly market develops, the prices at which the stock trades may fluctuate significantly. Prices for the Omnova Solutions common stock will be determined in the marketplace and may be influenced by many factors, including, without limitation, (1) the depth and liquidity of the market for the Omnova Solutions common stock; (2) investors' perceptions of Omnova Solutions and the industries in which it participates; (3) Omnova Solutions' dividend policy; and (4) changes in government regulation and general economic and market conditions.



     It is anticipated that virtually all of the shares of Omnova Solutions common stock will be eligible for immediate resale in the public market after the Distribution. Any sales of substantial amounts of Omnova Solutions common stock in the public market, or the perception that sales of substantial amounts might occur, whether as a result of the Distribution or otherwise, could materially adversely affect the market price of Omnova Solutions common stock.



COMBINED DIVIDENDS BY NEW GENCORP AND OMNOVA SOLUTIONS AFTER THE DISTRIBUTION MAY BE LESS THAN DIVIDENDS HISTORICALLY PAID BY GENCORP.



     The dividend policy of each of New GenCorp and Omnova Solutions after the Distribution will be determined by its Board of Directors. The future payment of dividends by each company will be based on the results of operations and financial condition of that company and other business considerations that company's Board of Directors considers relevant. Although both New GenCorp and Omnova Solutions currently intend to pay dividends after the Distribution, GenCorp cannot assure you that either New GenCorp or Omnova Solutions will pay any dividends after the Distribution. If either or both of New GenCorp and Omnova Solutions pay dividends after the Distribution, the aggregate dividends may be less than the dividends historically paid by GenCorp.

OMNOVA SOLUTIONS' ABSENCE OF HISTORY AS AN INDEPENDENT COMPANY MAKES IT DIFFICULT TO PREDICT FUTURE PERFORMANCE.



     Omnova Solutions' business has historically been conducted by GenCorp as part of its overall operations. Therefore, Omnova Solutions does not have an operating history as an independent company. Omnova Solutions was recently formed solely for the purpose of effecting the Distribution. Therefore, the financial information included in this proxy statement does not necessarily reflect the financial position, results of operations and cash flows of Omnova Solutions had Omnova Solutions been operated independently during the periods presented. As a stand-alone company, Omnova Solutions' results of operations may or may not continue at a level similar to its results of operations while a part of GenCorp. Omnova Solutions also believes that its general and administrative expenses will be higher than the expenses reflected in the historical financial statements of its businesses.



NEW GENCORP OR OMNOVA SOLUTIONS MAY NOT BE ABLE TO CONSUMMATE OR INTEGRATE EFFECTIVELY ACQUISITIONS AND THEIR RESPECTIVE RESULTS MAY BE ADVERSELY AFFECTED.



     Performance Chemicals and Decorative & Building Products have completed five acquisitions since the beginning of fiscal 1997. In addition, the business strategy of New GenCorp and Omnova Solutions each contemplates continued expansion, including growth through future acquisitions. However, the ability of each of New GenCorp and Omnova Solutions to consummate and integrate effectively any future acquisitions on terms that are favorable to them may be limited. New GenCorp and Omnova Solutions may not have adequate financial resources to consummate any acquisitions. In addition, the ability of New GenCorp and Omnova Solutions to issue additional equity securities to raise capital or consummate acquisitions may be impaired, for a period of time after the Distribution, as a result of the tax indemnities to be granted by them with respect to the tax-free nature of the Distribution.



ANTI-TAKEOVER PROVISIONS MAY AFFECT THE MARKETABILITY AND MARKET PRICE OF NEW GENCORP OR OMNOVA SOLUTIONS COMMON STOCK.



     The articles of incorporation and code of regulations of each of GenCorp and Omnova Solutions, as well as Ohio statutory law, contain provisions that may have the effect of discouraging an acquisition of control of the company not approved by its Board. These provisions may also have the effect of discouraging third parties from making proposals involving an acquisition or change of control of either company, although any proposals, if made, might be considered desirable by a majority of that company's shareholders. These provisions could also have the effect of making it more difficult for third parties to replace current management of either company without the concurrence of that company's Board. The proposed amendments to GenCorp's articles of incorporation and code of regulations would supplement these provisions of New GenCorp's articles of incorporation and code of regulations. The existence of these provisions may adversely affect the marketability and market price of New GenCorp or Omnova Solutions common stock.



AFTER THE DISTRIBUTION, EMPLOYEES OF NEW GENCORP MAY HAVE THE POWER TO INFLUENCE MATTERS BROUGHT BEFORE THE SHAREHOLDERS OF OMNOVA SOLUTIONS FOR APPROVAL AND SUBSTANTIAL SALES BY THOSE EMPLOYEES MAY ADVERSELY AFFECT THE MARKET PRICE OF THE OMNOVA SOLUTIONS COMMON STOCK.



     Immediately after the Distribution, New GenCorp employees participating in the GenCorp retirement savings plans will beneficially own approximately 11% of the outstanding shares of Omnova Solutions common stock, based on the share ownership of GenCorp common stock on May 31, 1999. Voting of shares by participants in the plans or by the plans' Benefits Management Committee could significantly influence the outcome of matters submitted to the shareholders of Omnova Solutions for approval. The Benefits Management Committee is currently comprised entirely of GenCorp officers and after the Distribution will be comprised of officers of New GenCorp and Omnova Solutions. Sales of any significant amount of Omnova Solutions common stock by the trustee in response to withdrawals or fund transfers by New GenCorp employees could adversely affect the market price of the Omnova Solutions common stock.

                     RISKS CURRENTLY APPLICABLE TO GENCORP


ENVIRONMENTAL LAWS, REGULATIONS AND LIABILITIES OR A LOSS OF GOVERNMENTAL COST RECOVERY COULD ADVERSELY AFFECT NEW GENCORP'S RESULTS OF OPERATIONS.



     Aerojet is currently a party to several environmental proceedings related primarily to prior operations. These proceedings are described in GenCorp's filings under the Securities Exchange Act of 1934 (the "Exchange Act") that are incorporated herein by reference. The effect of resolution of these matters on New GenCorp's results of operation cannot be predicted due to the uncertainty concerning both the amount and timing of future expenditures and future results of operations. In addition, GenCorp cannot assure you that resolution of these matters will not materially adversely affect New GenCorp's liquidity, capital resources or financial condition.



     The business operations of New GenCorp, like other companies in the industries in which New GenCorp operates, are subject to numerous foreign, federal, state and local environmental laws and regulations. These laws and regulations not only affect New GenCorp's current operations, but also could impose liability on New GenCorp for past operations that were conducted in compliance with then applicable laws and regulations. New GenCorp anticipates that these laws and regulations will become increasingly stringent.


     Aerojet currently has an agreement with the U.S. government under which the government recognizes as allowable for government contract cost purposes 88% of Aerojet's environmental costs. The remaining 12% of these costs must be borne by Aerojet. As the agreement relates to operations in Azusa, California, either party can opt out of the arrangement after at least $40 million in allowable environmental costs at Azusa have been recognized. However, Aerojet's ability to continue to take advantage of this cost-recognition agreement is dependent on its ability to continue to participate in government contracts. See "-A substantial decrease in or loss of government contracts would materially adversely affect New GenCorp's business and results of operations."

A SUBSTANTIAL DECREASE IN OR LOSS OF GOVERNMENT CONTRACTS WOULD MATERIALLY ADVERSELY AFFECT NEW GENCORP'S BUSINESS AND RESULTS OF OPERATIONS.

     GenCorp's aerospace and defense business, operated through Aerojet, is dependent on U.S. government contracts. Those government contracts would have provided, directly and indirectly, approximately 57% of New GenCorp's revenues, on a pro forma basis, for fiscal 1998. Government contracts and subcontracts are by their terms subject to termination by the government or the prime contractor either for convenience or default. The loss of a substantial portion of that business would have a material adverse effect on New GenCorp's business and results of operations.

     Consolidation among aerospace and defense companies has resulted in three principal prime contractors for the Department of Defense and NASA. As a result of this consolidation, Aerojet and its major competitors are partners with and major suppliers to each other on various programs. If any of these companies discontinues or temporarily terminates its services and Aerojet is unable to find adequate alternatives, Aerojet may experience increased costs, interruptions and delays in services.

     The U.S. government and the principal prime contractors periodically investigate the financial viability of their contractors and subcontractors as part of their risk assessment process associated with the award of new contracts. If the U.S. government or one or more prime contractors were to determine that Aerojet were not financially viable, Aerojet's ability to continue to act as a government contractor or subcontractor would be impaired.

     The U.S. government also frequently conducts investigations into allegedly illegal or unethical activity in the performance of defense contracts. Investigations of this nature are common in the aerospace and defense industry and lawsuits may result. Possible consequences include civil and criminal fines and penalties, in some cases, double or treble damages, and suspension or debarment from future government contracting. Aerojet is currently subject to several U.S. government investigations regarding business practices and cost classification. An adverse result in any legal or administrative proceeding arising from one or more of these investigations could have a material adverse effect on Aerojet's business and New GenCorp's financial condition or results of operations.

VEHICLE SEALING'S LOSS OF SIGNIFICANT CUSTOMERS COULD MATERIALLY ADVERSELY AFFECT THE OPERATIONS OF VEHICLE SEALING AND NEW GENCORP.


     General Motors and Ford accounted for approximately 73% of Vehicle Sealing's fiscal 1998 revenues. A significant decrease or interruption in business from General Motors or Ford could have a material adverse effect on New GenCorp's financial condition, liquidity and results of operations.


INCREASING COSTS FOR RAW MATERIALS MAY ADVERSELY AFFECT OMNOVA SOLUTIONS' PROFITABILITY.



     Performance Chemicals uses monomers extensively in its products. In addition, Decorative & Building Products uses polyvinyl chloride resins extensively in its products. The cost of these raw materials has a significant impact on Omnova Solutions' profitability. A significant increase in the price of either or both of these raw materials could materially increase Omnova Solutions' operating costs and materially adversely affect its profit margins. While Omnova Solutions generally attempts to pass increased raw materials prices onto its customers in the form of price increases, there has historically been a time delay between increased raw materials prices and the ability to increase product prices. In addition, Omnova Solutions may not be able to increase its prices sufficiently to cover any significant raw materials cost increases.


POTENTIAL LIABILITIES ARISING FROM ANY RELEASE OR EXPLOSION OF DANGEROUS MATERIALS COULD MATERIALLY ADVERSELY AFFECT NEW GENCORP'S FINANCIAL CONDITION AND RESULTS OF OPERATIONS.

     The businesses of Aerojet and Fine Chemicals involve the handling and production of potentially explosive materials and other dangerous chemicals, including materials used in rocket propulsion and other products. It is possible that a release of these chemicals or an explosion could result in death and injuries to employees and others and material property damage to New GenCorp and third parties. Any release or explosion could expose New GenCorp to adverse publicity or liability for damages and materially adversely affect New GenCorp's operations. These effects could also materially adversely affect New GenCorp's financial condition, cash flows and results of operations.


PROTRACTED WORK STOPPAGES COULD ADVERSELY AFFECT THE RESULTS OF OPERATIONS OF NEW GENCORP OR OMNOVA SOLUTIONS.



     Approximately 43% of New GenCorp's employees are covered by collective bargaining agreements. Approximately 28% of Omnova Solutions' employees are covered by collective bargaining agreements. Of these employees, approximately 22% are covered by collective bargaining agreements that expire within the next 12 months. GenCorp cannot assure you that these expiring agreements will be renewed on similar terms or renegotiated on acceptable terms. During fiscal 1998, Vehicle Sealing experienced a work stoppage at its Batesville, Arkansas facility that adversely affected its results of operations for fiscal 1998. In addition, Vehicle Sealing's results of operations for fiscal 1998 were adversely affected by a work stoppage at General Motors. Any protracted work stoppages in one or more of its facilities could materially adversely affect the results of operations of New GenCorp or Omnova Solutions. In addition, any protracted work stoppage in a facility of one of New GenCorp's customers could have a material adverse effect on New GenCorp's results of operations.



ENVIRONMENTAL LAWS, REGULATIONS AND LIABILITIES COULD ADVERSELY AFFECT OMNOVA SOLUTIONS' RESULTS OF OPERATIONS.



     The business operations of Omnova Solutions, like those of other companies in the industries in which Omnova Solutions operates, are subject to numerous foreign, federal, state and local environmental laws and regulations. These laws and regulations not only affect Omnova Solutions' current operations, but also could impose liability on Omnova Solutions for past operations that were conducted in compliance with then applicable laws and regulations. Omnova Solutions anticipates that these laws and regulations will become increasingly stringent. Environmental liabilities related to discontinued operations will not be assumed by Omnova Solutions and will remain obligations of New GenCorp after the Distribution. However, it is possible that Omnova Solutions could be held liable for actions conducted by these discontinued operations. New GenCorp will indemnify Omnova Solutions for any liabilities arising from these discontinued operations. Any failure by New GenCorp to satisfy its indemnity obligations could have a material adverse effect on Omnova Solutions.

INTENSE COMPETITION COULD ADVERSELY AFFECT THE COMPETITIVE POSITION OR RESULTS OF OPERATIONS OF NEW GENCORP OR OMNOVA SOLUTIONS.



     The markets for New GenCorp's and Omnova Solutions' businesses are highly competitive and actions by their respective competitors could adversely affect their respective competitive positions. In particular, Aerojet and Performance Chemicals compete against a few large competitors that have financial, personnel, marketing and other resources that are greater than Aerojet's and Performance Chemicals' respective resources.



RISKS ASSOCIATED WITH FOREIGN OPERATIONS COULD ADVERSELY AFFECT THE RESULTS OF OPERATIONS OF NEW GENCORP OR OMNOVA SOLUTIONS.



     Both New GenCorp and Omnova Solutions have foreign operations. Foreign operations subject New GenCorp and Omnova Solutions to the risks of doing business abroad, including:


     - currency fluctuations;

     - difficulties in staffing and managing foreign operations; and

     - adverse tax consequence from operating in multiple jurisdictions.


Any of these factors could have a material adverse effect on the financial position and results of operations of New GenCorp or Omnova Solutions.



THE YEAR 2000 PROBLEM MAY DISRUPT THE OPERATIONS OF NEW GENCORP AND OMNOVA SOLUTIONS.


     GenCorp is currently engaged in a comprehensive project to upgrade its information, technology, manufacturing and facilities computer hardware and software programs to address the Year 2000 issue at its domestic and international businesses. GenCorp believes that approximately 70% of its systems are Year 2000 ready as of February 28, 1999, and the remainder will be Year 2000 ready by mid-year 1999 and before the Distribution.


     Based upon currently available information and considering GenCorp's decentralized systems and Year 2000 efforts, management believes that the most reasonably likely worst case scenario could result in minor short-term business interruptions. GenCorp is preparing contingency plans which include alternative sourcing to minimize any disruptions to its businesses resulting from a vendor or supplier not being Year 2000 ready. However, failure by New GenCorp, Omnova Solutions and/or their respective vendors and customers to complete Year 2000 readiness work in a timely manner could have a material adverse effect on some of their respective operations. Each company's exposure could increase or its timetable for Year 2000 readiness could be delayed as a result of any new acquisitions.


CLAIMS OF PATENT INFRINGEMENT AGAINST FINE CHEMICALS COULD ADVERSELY AFFECT ITS COMPETITIVE POSITION.

     Fine Chemicals intends to use a new technology to produce products for its customers. Fine Chemicals is aware of the existence of a third party's patent which could impact Fine Chemicals' right to utilize the technology. Fine Chemicals has received an opinion from legal counsel that the third party's patent is invalid. However, there can be no assurance that the third party will not bring an action for patent infringement against Fine Chemicals. Any adverse decision in a patent infringement suit, or a settlement of a suit, could have an adverse effect on Fine Chemicals' competitive position.

                           FORWARD-LOOKING STATEMENTS

GENCORP HAS MADE STATEMENTS CONCERNING FUTURE FINANCIAL RESULTS WHICH ARE SUBJECT TO RISKS AND UNCERTAINTIES THAT COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE EXPRESSED IN THESE STATEMENTS.

     This proxy statement contains and incorporates by reference statements that are forward-looking in nature. These statements include comments regarding the intent, belief or current expectations of GenCorp, its directors or officers. All statements other than statements of historical facts are forward-looking statements. Forward-looking statements are typically identified by the words "believe," "expect," "anticipate," "intend," "estimate" and similar expressions. Although these forward-looking statements, and the assumptions upon which they are based, reflect current reasonable judgments regarding the direction of the businesses of GenCorp, New GenCorp and Omnova Solutions, actual results will almost always vary, sometimes materially. GenCorp and Omnova Solutions make no commitment to revise or update any forward-looking statements in order to reflect events or circumstances after the date the statement is made. In addition to the information contained in this proxy statement, including, without limitation, the information under "Risk Factors" and "Omnova Solutions' Management's Discussion and Analysis of Financial Condition and Results of Operations," which identifies important factors that could affect actual results, other factors could affect actual results, including, without limitation:


     - Governmental and regulatory policies including environmental regulations.


     - Acquisition or divestiture activities by New GenCorp and Omnova
       Solutions.


     - Vehicle sales and production rates of major automotive programs including Ford and General Motors light trucks and SUVs.

     - Department of Defense, NASA and other funding for critical aerospace programs including SBIRS, SADARM and Kistler.

     - The ability of GenCorp and New GenCorp to satisfy contract performance criteria, including due dates.

     - The market for the real estate owned by GenCorp in Sacramento, California.

     - Raw material prices for chemical feed stocks including polyvinyl chloride, styrene and butadiene.


     - The ability of GenCorp, New GenCorp and Omnova Solutions and their customers and vendors to successfully modify and convert their systems to be Year 2000 ready.


     - Fluctuations in exchange rates of foreign currencies and other risks associated with foreign operations.


     - General economic trends affecting markets in which GenCorp, New GenCorp or Omnova Solutions operate.


     Any forward-looking statements are expressly qualified in their entirety by these factors.

                              THE SPECIAL MEETING

PURPOSE OF THE SPECIAL MEETING

  THE DISTRIBUTION

     At the special meeting, shareholders will be asked to approve the Distribution, which involves the following actions:

     - a transfer to GenCorp by Aerojet, a wholly owned subsidiary of GenCorp, of 100% of the equity interests of Aerojet Fine Chemicals, either as a dividend or in exchange for other property;


     - the contribution by GenCorp to its wholly owned subsidiary, Omnova Solutions, of the Performance Chemicals and Decorative & Building Products businesses of GenCorp and some other corporate assets, in exchange for shares of Omnova Solutions common stock and Omnova Solutions' assumption of liabilities related to those businesses and assets; and



     - a special dividend to the holders of the outstanding shares of GenCorp common stock of all outstanding shares of capital stock of Omnova Solutions on a pro rata basis and on the basis of one share of common stock of Omnova Solutions for each share of common stock of GenCorp.



     Prior to the special dividend, Omnova Solutions will borrow approximately $188 million under its new credit facility and will distribute that amount to GenCorp in the form of a dividend. GenCorp will use the dividend amount to repay debt. The actual amount to be borrowed by Omnova Solutions and distributed to GenCorp will be determined at the time of the Distribution.



     If GenCorp shareholders approve the Distribution, and the other conditions to the Distribution are satisfied or waived, GenCorp anticipates that the GenCorp Board will authorize the various components of the Distribution and declare a special dividend payable in Omnova Solutions common stock and set a record date for that dividend. Each holder of record of GenCorp common stock on the record date for the special dividend contemplated by the Distribution, other than shareholders who properly exercise their dissenters' rights under Ohio law, if, contrary to GenCorp's belief, dissenters' rights are available under Ohio law, will receive one share of Omnova Solutions common stock for each share of GenCorp common stock held on the record date for the Distribution. No consideration will be paid by the holders of GenCorp common stock for the Omnova Solutions common stock.


     The GenCorp Board has conditioned the Distribution upon, among other things:

     - receipt of a ruling from the IRS to the effect that the Distribution will constitute a tax-free distribution for U.S. Federal income tax purposes for both holders of GenCorp common stock and GenCorp;


     - approval of the Distribution by holders of at least a majority of the outstanding GenCorp common stock as of the record date for the special meeting;



     - the effectiveness of the Registration Statement on Form 10 under the Securities Exchange Act of 1934 to be filed by Omnova Solutions with the Securities and Exchange Commission;


     - if, contrary to GenCorp's belief, dissenters' rights are available under Ohio law, holders of no more than 1% of GenCorp's outstanding common stock exercise dissenters' rights; and

     - there not being in effect any statute, rule, regulation or order of any court, governmental or regulatory body that prohibits or makes illegal the transactions contemplated by the Distribution.

The Distribution will not occur if the conditions described above are not satisfied.

     The GenCorp Board has retained discretion, even if all conditions to the Distribution are satisfied, to abandon, defer or modify the Distribution.


     The Distribution will separate GenCorp into two publicly owned companies. After the Distribution, New GenCorp will continue to operate GenCorp's Aerojet, Fine Chemicals and Vehicle Sealing businesses and

Omnova Solutions will operate GenCorp's Performance Chemicals and Decorative & Building Products businesses.


  OTHER MATTERS

     At the special meeting shareholders will also be asked to approve the following proposals:


     - Amendment of GenCorp's articles of incorporation and code of regulations to designate Cleveland, Ohio as the location of its principal Ohio office for purposes of the Ohio General Corporation Law; to increase the number of authorized common shares from 90 million to 150 million; to provide that GenCorp's corporate purpose is to engage in any lawful act or activity for which corporations may be formed under Ohio law; to establish two additional series of currently authorized preferred stock; to eliminate the requirement that the annual meeting of shareholders be held in March; to increase the shareholder vote required to call a special meeting of shareholders from 25% to 50%; to permit additional forms of proxy authorizations; to establish procedures relating to the proposal of business at shareholders' meetings; to establish procedures relating to the nomination by shareholders of candidates for election as directors; to require that the company indemnify its directors, officers, employees and others to the fullest extent permitted by applicable law; and to provide that directors may not be removed by shareholders and may be removed by other directors only in certain limited circumstances; and to provide that New GenCorp's corporate seal shall contain only the name of the corporation and the words "corporate seal;"



     - Approval of the adoption of the New GenCorp 1999 Equity and Performance Incentive Plan, to be effective after the Distribution; and



     - Approval of the adoption of the Omnova Solutions 1999 Equity and Performance Incentive Plan, to be effective after the Distribution.



     THE GENCORP BOARD HAS UNANIMOUSLY APPROVED THE DISTRIBUTION, THE AMENDMENTS TO THE ARTICLES OF INCORPORATION AND CODE OF REGULATIONS AND THE ADOPTION OF THE NEW GENCORP AND OMNOVA SOLUTIONS 1999 EQUITY AND PERFORMANCE INCENTIVE PLANS AND UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" EACH OF THE PROPOSALS.


VOTE REQUIRED

     GenCorp believes that under Ohio law, which governs the Distribution, a vote of shareholders is not required in connection with the Distribution. Ohio law and GenCorp's articles of incorporation require the approval by the holders of at least a majority of GenCorp's outstanding shares entitled to vote thereon for a lease, sale, exchange, transfer, or other disposition of all, or substantially all, of the assets of GenCorp. GenCorp believes that the Distribution is not a disposition of substantially all of the assets of GenCorp. Although GenCorp believes that the Distribution does not require shareholder approval, GenCorp is seeking to obtain the views of its shareholders because of the importance of the Distribution to shareholders. The affirmative vote of at least a majority of the GenCorp common stock outstanding on the record date for the special meeting is required for approval of the Distribution.

     The other proposals to be acted on at the meeting require the following votes:


     - Approval of the adoption of the Omnova Solutions 1999 Equity and Performance Incentive Plan and New GenCorp 1999 Equity and Performance Incentive Plan will each require the affirmative vote of holders of a majority of the outstanding shares of GenCorp common stock present in person or by proxy at the special meeting.


     - Approval of the adoption of the amendment to GenCorp's code of regulations relating to removal of directors will require the affirmative vote of holders of 80% of the outstanding shares of GenCorp common stock on the record date.

     - Approval of the adoption of the amendments to GenCorp's articles of incorporation will each require the affirmative vote of holders of 66 2/3% of the outstanding shares of GenCorp common stock on the record date.

     - Approval of the adoption of amendments to GenCorp's code of regulations, other than the amendment relating to removal of directors, will each require the affirmative vote of the holders of a majority of the outstanding shares of GenCorp common stock on the record date.


     Each share of GenCorp common stock outstanding at the close of business on the record date is entitled to one vote on each matter presented at the special meeting. As of the record date there were 41,817,650 shares of GenCorp common stock outstanding and entitled to vote at the special meeting. The representation in person or by proxy of at least a majority of the outstanding shares entitled to vote is necessary to provide a quorum at the meeting. Abstentions and "non-votes," if voted on at least one but not all proposals, are counted as present in determining whether the quorum requirement is satisfied. However, broker non-votes will not be deemed to be present and entitled to vote for purposes of the votes on the equity and performance incentive plans. A "non-vote" occurs when a broker or other nominee holding shares for a beneficial owner votes on one proposal, but does not vote on another proposal. Abstentions will be treated as though they were votes against each of the proposals. "Non-votes" will be treated as though they were votes against the Distribution and the amendments to GenCorp's articles of incorporation and code of regulations but will have no effect on the votes on the Omnova Solutions 1999 Equity and Performance Incentive Plan or on the New GenCorp 1999 Equity and Performance Incentive Plan.


     GenCorp's Board has designated E.R. Dye, Secretary, M.E. Hicks, Senior Vice President and Chief Financial Officer, and W.R. Phillips, Senior Vice President, Law; General Counsel, as proxies for appointment by shareholders to represent and vote their shares. See "-- Proxies."

EMPLOYEE BENEFIT HOLDINGS


     Each participant in the employee benefit plans of GenCorp who has GenCorp common stock allocated to his or her accounts in any of the GenCorp Retirement Savings Plan, Profit Sharing Retirement and Savings Plan for Salaried Employees of GenCorp Inc. and Certain Subsidiary Companies or GenCorp Canada Savings Plan and each participant in the GenCorp Stock Incentive Compensation Plan is entitled to instruct the trustee of the respective plan as to the voting of any full or partial shares of GenCorp common stock allocated to his or her accounts as of the special meeting record date. Each plan participant will receive a copy of this proxy statement and a confidential voting instructions form to instruct the trustee how to vote the shares of GenCorp common stock allocated to his or her account as of the special meeting record date. If GenCorp's proxy solicitor, Georgeson & Company, the trustee's agent for this purpose, receives those instructions by the close of business on August 12, 1999, the trustee will vote the shares as instructed by the participant. Dissenters' rights, if applicable, may be exercised only by the trustee of the plan. Shares held in the trust funds for which confidential voting instructions are not received will be voted by the trustees in accordance with the instructions of the Benefits Management Committee for the plans. The Benefits Management Committee has determined that it will vote those shares in favor of each of the proposals to be considered at the special meeting. The Benefits Management Committee is comprised of four executive officers of GenCorp.



DIVIDEND REINVESTMENT PLAN



     Proxy cards cover both shares held of record by a shareholder and shares credited to that shareholder's account under the GenCorp dividend reinvestment plan. Therefore, shares credited to a shareholder's account under the dividend reinvestment plan will be voted in the manner indicated in the shareholder's proxy card. See "-- Proxies."


PROXIES

     All shares of GenCorp common stock represented by properly executed proxies will, unless the proxies have previously been revoked, be voted at the special meeting in accordance with the directions on the proxies. If no direction is indicated on a properly executed proxy, the shares will be voted in favor of each of the proposals. If any other matters are properly presented at the special meeting for action, which is not anticipated, the proxy holders will vote the proxies which confer authority to such holders to vote on such matters in accordance with their best judgment. A GenCorp shareholder returning a proxy may revoke it at any time before it is voted by communicating the revocation in writing to the Secretary of GenCorp or by executing and delivering a later-dated proxy. In addition, any person who has executed a proxy and is present at the special meeting may vote in person instead of by proxy, thereby canceling any proxy previously given, whether or not written revocation of the proxy has been given. Any written notice revoking a proxy should be sent to GenCorp Inc., 175 Ghent Road, Fairlawn, Ohio 44333-3300, Attention:
Secretary.

     If a quorum is not present at the time the special meeting is convened, or if GenCorp believes that additional time should be allowed for the solicitation of proxies or for any other reason, GenCorp may adjourn the special meeting from time to time upon a vote of the shareholders present in person or by proxy at the special meeting. If GenCorp proposes any adjournment of the special meeting by a vote of the shareholders, the persons named in the enclosed form of proxy will vote all shares of GenCorp common stock for which they have voting authority in favor of the adjournment.

COSTS OF SOLICITATION


     GenCorp will bear the costs of this solicitation. In addition to solicitation by mail, GenCorp will request banks, brokers and other custodians, nominees and fiduciaries to supply proxy material to the beneficial owners of GenCorp common stock of whom they have knowledge, and will reimburse them for their expenses in so doing. In addition, some directors, officers and other employees of GenCorp, not specially employed for the purpose, may solicit proxies, without additional remuneration therefor, by personal interview, mail, telephone or telefax. In addition, GenCorp has retained Georgeson & Company Inc. to assist in the solicitation and tabulation for a fee of $18,000, plus reimbursement for its reasonable out-of-pocket expenses and for payments made to brokers and other nominees for their expenses in forwarding soliciting material. Georgeson & Company Inc. will distribute proxy materials to beneficial owners and solicit proxies by personal interview, mail, telephone and telefax, and will request banks, brokers and other custodians, nominees and fiduciaries to forward soliciting material to the beneficial owners of GenCorp common stock held by those persons on the special meeting record date.


DISSENTERS' RIGHTS


     If, under Ohio law, the Distribution constitutes a disposition of substantially all of GenCorp's assets, holders of GenCorp common stock on the special meeting record date who fulfill the requirements of Ohio Revised Code ("O.R.C.") Section 1701.85 will be entitled to dissent from the Distribution proposal and receive, instead of Omnova Solutions common stock in the Distribution, payment for the "fair cash value" of their GenCorp common stock on the terms and conditions described below.


     As discussed above, GenCorp does not believe that the Distribution would be a disposition of substantially all of GenCorp's assets under Ohio law and does not believe that dissenters' rights will arise by reason of the Distribution. Therefore, GenCorp reserves the right at any time to litigate in any appropriate forum the questions whether a shareholder vote is in fact required with respect to the Distribution and whether dissenters' rights must in fact be granted if the Distribution receives shareholder approval and the Distribution occurs. As to dissenters' rights, GenCorp also reserves the right to contest their applicability to the Distribution in any proceeding brought by shareholders of GenCorp under Section 1701.85 of the O.R.C. If the holders of more than 1% of GenCorp common stock outstanding on the record date for the special meeting purport to exercise dissenters' rights the Distribution will not occur.


     If, contrary to GenCorp's belief, dissenters' rights arise with respect to the Distribution, holders of GenCorp common stock who so desire will be entitled to relief as dissenting shareholders under O.R.C. Section 1701.76. HOWEVER, SHAREHOLDERS WILL BE ENTITLED TO RELIEF AS DISSENTING SHAREHOLDERS ONLY UPON STRICT COMPLIANCE WITH O.R.C. SECTION 1701.85. The following summary does not purport to be a complete statement of the method of compliance with O.R.C.
Section 1701.85 and is qualified in its entirety by reference to that section. The full text of Section 1701.85 is attached to this proxy statement as Annex A. A holder of GenCorp common stock who is considering the possibility of dissenting is urged to read O.R.C. Section 1701.85 in full and to consult counsel.

     A shareholder who wishes to perfect his rights as a dissenting shareholder (if, in fact, those rights are available) MUST, if the Distribution is approved:


          (a) have been a record holder of GenCorp common stock as to which he seeks relief on the record date for the special meeting;


          (b) NOT have voted such GenCorp common stock IN FAVOR OF approval of the Distribution Proposal; and



          (c) DELIVER to GenCorp, not later than 10 days after the special meeting, a written demand for payment of the fair cash value of the shares as to which he seeks relief. This written demand must state the name of the shareholder, his address, the number of shares as to which he seeks relief, and the amount claimed as the "fair cash value" thereof.



     A vote against the Distribution will not satisfy the requirements of a written demand for payment as described in clause (c) of the immediately preceding paragraph. Any written demand for payment must be DELIVERED to GenCorp Inc., 175 Ghent Road, Fairlawn, Ohio 44333-3300, Attention: Secretary. Because the written demand must be delivered within the 10-day period immediately following the special meeting, a shareholder should use a means of delivery, including hand delivery, that will assure timely delivery, and should consider use of a means of delivery that would provide a receipt establishing the timeliness of that delivery.


     If GenCorp sends to the dissenting shareholder, at the address specified in his demand, a request for the certificate(s) representing the shares as to which he seeks relief, the dissenting shareholder must DELIVER the certificate(s) to GenCorp for endorsement as to the fact of his demand. Failure to meet this requirement may, at the option of the GenCorp Board, terminate any dissenters' rights unless a court for good cause shown otherwise directs.

     Unless the dissenting shareholder and GenCorp agree on the fair cash value per share of GenCorp common stock as to which relief is sought, either may, within three months after the delivery of the written demand by the shareholder, file a petition in the Court of Common Pleas of Summit County, Ohio. If the court finds that the shareholder is entitled to be paid the fair cash value of any shares, the court may appoint one or more appraisers to receive evidence and to recommend a decision on the amount of the fair cash value.

     Fair cash value will be determined as of the day prior to the special meeting, will be the amount a willing seller and willing buyer would accept or pay with neither being under compulsion to sell or buy, will not exceed the amount specified in the shareholder's written demand, and will exclude any appreciation or depreciation in market value resulting from the Distribution. Unless GenCorp and the dissenting shareholder shall otherwise agree in writing, or except in the case of any of the eventualities summarized in bullet points below, a court will determine the fair cash value of a share of GenCorp common stock and render judgment against GenCorp for its payment with interest at the rate and from the date as the court considers equitable. The court will assess or apportion the costs of the proceedings as it considers equitable.

     The rights, if any, of a dissenting shareholder will terminate if:

     - he or she has not strictly complied with O.R.C. Section 1701.85 unless the GenCorp Board waives the failure;

     - GenCorp abandons or is enjoined or prevented from carrying out, or the holders of GenCorp common stock rescind their adoption of, the Distribution;

     - the dissenting shareholder withdraws his or her written demand, with the consent of the GenCorp Board;

     - GenCorp and the dissenting shareholder do not agree upon the fair cash value per share of GenCorp common stock but neither timely files or joins in a petition in an appropriate court for a determination of the fair cash value of the shares; or

     - a court finally determines that no dissenters' rights arise by reason of the Distribution and all rights of appeal expire or are irrevocably waived.


If the rights, if any, of a dissenting shareholder terminate, the shareholder shall receive his or her shares of GenCorp common stock (if previously delivered to GenCorp), the shares of Omnova Solutions common stock to which he or she is entitled in the Distribution and any other distributions on the GenCorp common stock and Omnova Solutions common stock payable in respect of the period in which the shareholder was asserting his or her dissenter's rights.



     BECAUSE A PROXY WHICH DOES NOT CONTAIN VOTING INSTRUCTIONS WILL, UNLESS REVOKED, BE VOTED FOR APPROVAL OF THE DISTRIBUTION, A GENCORP SHAREHOLDER WHO WISHES TO EXERCISE HIS OR HER DISSENTERS' RIGHTS (IF, CONTRARY TO GENCORP'S BELIEF, DISSENTERS' RIGHTS ARE AVAILABLE UNDER OHIO LAW) MUST EITHER NOT SIGN AND RETURN HIS OR HER PROXY OR, IF HE OR SHE SIGNS AND RETURNS HIS OR HER PROXY, VOTE AGAINST OR ABSTAIN FROM VOTING ON THE APPROVAL OF THE DISTRIBUTION.


     THE ABOVE SUMMARY DOES NOT REPRESENT AN ACKNOWLEDGMENT BY GENCORP (AND GENCORP EXPLICITLY DENIES) THAT THE RIGHTS OF DISSENT AND PAYMENT ARE AVAILABLE TO HOLDERS OF GENCORP COMMON STOCK.

                                THE DISTRIBUTION

BACKGROUND AND REASONS FOR THE DISTRIBUTION


     If the GenCorp shareholders approve the Distribution, and the other conditions to the Distribution are satisfied or waived, GenCorp anticipates that the GenCorp Board will authorize the various components of the Distribution and declare a special dividend payable in Omnova Solutions common stock and set a record date for that dividend. The Distribution would involve:


     - a transfer to GenCorp by Aerojet, a wholly owned subsidiary of GenCorp, of 100% of the equity interests of Fine Chemicals, either as a dividend or in exchange for other property;


     - the contribution by GenCorp to its wholly owned subsidiary, Omnova Solutions, of the Performance Chemicals and Decorative & Building Products businesses of GenCorp and some other corporate assets, in exchange for shares of Omnova Solutions common stock and Omnova Solutions' assumption of liabilities related to those businesses and assets; and



     - a special dividend to the holders of the outstanding shares of GenCorp common stock of all outstanding shares of capital stock of Omnova Solutions on a pro rata basis and on the basis of one share of common stock of Omnova Solutions for each share of common stock of GenCorp.



     Prior to the special dividend, Omnova Solutions will borrow approximately $188 million under its new credit facility and will distribute that amount to GenCorp in the form of a dividend. GenCorp will use the dividend amount to repay debt. The actual amount to be borrowed by Omnova Solutions and distributed to GenCorp will be determined at the time of the Distribution.


     After the Distribution:

     - New GenCorp will continue to own and operate GenCorp's Aerojet, Fine Chemicals and Vehicle Sealing businesses; and


     - Omnova Solutions will own and operate GenCorp's Performance Chemicals and Decorative & Building Products businesses.



     GenCorp's Board of Directors believes that the Distribution will serve a number of purposes, including:


     - increasing the ability of both companies to improve the corporate fit and focus of their respective businesses;

     - facilitating acquisitions by both companies by improving the attractiveness of their respective capital stock as acquisition currency;

     - allowing both companies to effectively motivate and enhance management performance by providing equity compensation and incentives more closely tied to the businesses in which the employees work; and

     - generating aggregate cost savings for the two companies when compared to GenCorp's costs.

  CORPORATE FIT AND FOCUS

     GenCorp believes that the Distribution will allow the management of both companies to devote more attention and focus on the respective businesses. Aerojet, Fine Chemicals and Vehicle Sealing have relatively few very large customers and require highly sophisticated technology. The aerospace and defense and fine chemicals businesses are also highly regulated and tend to have long research and development cycles prior to product commercialization. In contrast, Performance Chemicals and Decorative & Building Products have a large number of customers and shorter product development cycles. In addition, these businesses are not subject to extensive regulation. The differences between the businesses require different management techniques and investment strategies. The Distribution will permit management of each company to specialize in their respective businesses, including employee incentives, capital expenditures and applicable regulation.

  STOCK AS ACQUISITION CURRENCY


     The Distribution will permit each of New GenCorp and Omnova Solutions to use its stock as a more attractive currency in acquisitions. Management of GenCorp believes that shareholders in target companies often wish to own stock in a corporation focused on the industry in which the target company is engaged. In its current conglomerate form, GenCorp shares may not be as attractive to shareholders in target companies as would be the shares of either New GenCorp or Omnova Solutions. Therefore, GenCorp management believes that, after the Distribution, New GenCorp and Omnova Solutions should have more flexibility to pursue acquisitions using stock as currency than GenCorp would have in the absence of the Distribution. See "Risk Factors."


  EQUITY COMPENSATION TO EMPLOYEES


     GenCorp believes that the Distribution will enhance the ability of each company to attract, retain and incentivize employees by utilizing stock-based incentive compensation programs relating more directly to the business in which they are employed.


  COST SAVINGS


     GenCorp believes that the Distribution will generate overall cost savings. Savings will occur primarily through the elimination or reduction of corporate functions and the resulting reduction in administrative staff and related costs. GenCorp's diversified conglomerate nature requires corporate staff to coordinate and integrate the diverse businesses and to provide strategic planning and direction. Some of these functions are duplicative of functions performed at the various operating businesses. GenCorp believes that much of the duplicative activities could be eliminated after the Distribution. Cost decreases are expected to result from elimination or downsizing of a number of corporate functions, including (1) flight operations, (2) programs focused on operations and quality, (3) the GenCorp Institute, a company-wide training and development function, and (4) some finance and human resource functions. These decreases are expected to be offset somewhat by an increase in some costs, such as insurance, audit and financing costs resulting from the independent nature of New GenCorp and Omnova Solutions.


     The GenCorp Board has retained discretion, even if all conditions to the Distribution are satisfied, to abandon, defer or modify the Distribution.

MANNER OF EFFECTING THE DISTRIBUTION


     If the holders of GenCorp common stock approve the Distribution and all other conditions to the Distribution are satisfied or waived by the GenCorp Board, GenCorp anticipates that, following the special meeting, the GenCorp Board will authorize the transfer of assets to Omnova Solutions described below, declare the special dividend contemplated by the Distribution and establish the record date and dividend date for the special dividend. The record date for the special dividend is presently expected to be on or about September 20, 1999. The special dividend date is presently expected to be on or about September 30, 1999. Prior to the special dividend date, GenCorp will transfer to Omnova Solutions the assets associated with the Performance Chemicals and Decorative & Building Products businesses, and some other corporate assets. These assets will include (1) the GenCorp Technology Center, (2) the corporate flight operations,
(3) the corporate headquarters building in

Fairlawn, Ohio and (4) the tangible and intangible assets owned and leased for the Performance Chemicals and Decorative & Building Products businesses. Omnova Solutions intends to dispose of the corporate flight operations within a reasonable period after the Distribution. In exchange for the assets transferred, Omnova Solutions will issue to GenCorp a number of shares of Omnova Solutions common stock equal to the number of shares of GenCorp common stock outstanding on the record date for the special dividend and assume liabilities of GenCorp relating to the businesses and assets transferred.



     Prior to the special dividend, Omnova Solutions will borrow approximately $188 million under its new credit facility and will distribute that amount to GenCorp in the form of a dividend. GenCorp will use the dividend amount to repay debt. The actual amount to be borrowed by Omnova Solutions and distributed to GenCorp will be determined at the time of the Distribution.



     On the special dividend date, all of the outstanding shares of Omnova Solutions common stock will be delivered by the Company to The Bank of New York, as the Distribution agent. As soon as practicable thereafter, certificates representing shares of Omnova Solutions common stock will be mailed by the Distribution agent to holders of record of GenCorp common stock as of the record date for the special dividend on the basis of one share of Omnova Solutions common stock for each share of GenCorp common stock held on that date. All shares of Omnova Solutions common stock distributed in the special dividend will be fully paid and nonassessable.



     No holder of GenCorp common stock will be required to pay any cash or other consideration for the shares of Omnova Solutions common stock received in the Distribution or to surrender or exchange shares of GenCorp common stock in order to receive Omnova Solutions common stock. SHAREHOLDERS SHOULD NOT SEND IN THEIR STOCK CERTIFICATES WITH THEIR PROXY CARDS.



     Omnova Solutions will have a dividend reinvestment plan very similar to GenCorp's plan. Shares of Omnova Solutions distributed in the Distribution with respect to shares held in the GenCorp dividend reinvestment plan will be credited to shareholders' accounts in the Omnova Solutions dividend reinvestment plan unless those shareholders instruct otherwise.


FEDERAL INCOME TAX CONSEQUENCES OF THE DISTRIBUTION

     The Distribution will not occur unless, on or before the Distribution date, GenCorp has received a letter ruling from the IRS to the effect that, for Federal income tax purposes, the Distribution will qualify as a spin-off under
Section 355 of the Internal Revenue Code tax-free to the holders of GenCorp common stock and to GenCorp. If the Distribution so qualifies, the principal Federal income tax consequences will be as follows:


          1. No income, gain or loss will be recognized by the holders of GenCorp common stock as a result of their receipt of Omnova Solutions common stock in the Distribution.



          2. The basis of a holder of GenCorp common stock in the Omnova Solutions common stock received on the date of the special dividend contemplated by the Distribution in respect of GenCorp common stock and in the New GenCorp common stock will be determined by allocating the holder's basis in GenCorp common stock immediately before the special dividend between the New GenCorp common stock and the Omnova Solutions common stock received.



          3. The holding period of the Omnova Solutions common stock received in the Distribution will include the holding period of GenCorp common stock with respect to which the Omnova Solutions common stock will be distributed, provided GenCorp common stock is held as a capital asset on the date of the special dividend contemplated by the Distribution.


          4. No income, gain or loss will be recognized by GenCorp solely on account of the Distribution.


     A letter ruling by the IRS will be based upon and subject to assumptions, facts, representations and advice provided and to be provided by GenCorp, Omnova Solutions, and GenCorp's financial advisors. GenCorp is not aware of any facts or circumstances which should make any necessary assumptions, facts, representations and advice unobtainable or untrue. However, certain future events not within the control of New GenCorp and Omnova Solutions, including, for example, certain dispositions of New GenCorp common stock or Omnova Solutions common stock after the Distribution, could cause the Distribution not to qualify as tax-free.

     If the Distribution were not to qualify for tax-free treatment under
Section 355 of the Internal Revenue Code, each holder of GenCorp common stock who receives Omnova Solutions common stock would be treated as receiving a distribution, generally taxable as a dividend, in an amount equal to the fair market value of their Omnova Solutions common stock received on the date of the special dividend contemplated by the Distribution. Furthermore, the tax basis of Omnova Solutions common stock received in the Distribution would equal its fair market value on the date of the special dividend contemplated by the Distribution, the holding period of the stock would begin with and include the day after the date of the special dividend and GenCorp would recognize taxable gain on the Distribution.



     Both New GenCorp and Omnova Solutions will agree not to take any action that would cause the Distribution to be taxable to GenCorp or its shareholders. New GenCorp and Omnova Solutions will agree to indemnify each other for any adverse consequences incurred as a result of their breach of that obligation to the other.



     THE FOREGOING SUMMARY OF THE ANTICIPATED PRINCIPAL FEDERAL INCOME TAX CONSEQUENCES OF THE DISTRIBUTION UNDER CURRENT LAW IS FOR GENERAL INFORMATION ONLY AND DOES NOT PURPORT TO COVER ALL FEDERAL INCOME TAX CONSEQUENCES, INCLUDING THOSE THAT MAY APPLY TO PARTICULAR CATEGORIES OF SHAREHOLDERS, OR ANY TAX CONSEQUENCES THAT MAY ARISE UNDER THE TAX LAWS OF OTHER JURISDICTIONS. THE SUMMARY DOES NOT COVER ANY STATE, LOCAL OR FOREIGN INCOME TAX OR OTHER TAX CONSEQUENCES. GENCORP HAS NOT REQUESTED ANY RULINGS OR OPINIONS WITH RESPECT TO THE TAX CONSEQUENCES OF THE DISTRIBUTION UNDER THE LAWS OF ANY STATE, LOCAL OR FOREIGN GOVERNMENT. EACH HOLDER (INCLUDING EACH CORPORATE HOLDER) OF GENCORP COMMON STOCK SHOULD CONSULT HIS, HER OR ITS TAX ADVISOR AS TO THE PARTICULAR TAX CONSEQUENCES OF THE DISTRIBUTION, INCLUDING APPLICATION OF FEDERAL, STATE, LOCAL AND FOREIGN TAX LAWS, AND THE EFFECT OF POSSIBLE CHANGES IN TAX LAWS THAT MAY AFFECT THE TAX CONSEQUENCES DESCRIBED ABOVE.


FINANCIAL VIABILITY OPINION

     GenCorp has engaged Credit Suisse First Boston Corporation ("Credit Suisse First Boston") as financial advisor in connection with the Distribution.


     Credit Suisse First Boston has delivered to the GenCorp Board its written opinion, dated July 2, 1999, to the effect that the Distribution will not have a material adverse effect on the financial viability of New GenCorp (which term shall be deemed to refer to GenCorp as constituted immediately following the Distribution) or Omnova Solutions, as the case may be, during the period immediately following the Distribution through the end of fiscal year 2000.



     The term "financial viability" for purposes of this opinion, means and refers exclusively to the ability of New GenCorp or Omnova Solutions to finance their respective currently anticipated operating and capital requirements as separate, stand alone entities (as projected in the financial forecasts provided to Credit Suisse First Boston by the management of GenCorp and Omnova Solutions) following the Distribution.



     Credit Suisse First Boston's opinion is based upon, among other things, Credit Suisse First Boston's review of (1) certain publicly available business and financial information relating to GenCorp, New GenCorp and Omnova Solutions and financial information contained in the proxy statement in the form provided to it which it deemed relevant to its review, (2) financial forecasts provided to Credit Suisse First Boston, and other information provided by GenCorp, New GenCorp and Omnova Solutions prior to the date of the opinion, (3) discussions with GenCorp, New GenCorp and Omnova Solutions management regarding the business and prospects of New GenCorp and Omnova Solutions, (4) comparisons of financial and stock market data of GenCorp, and financial data of New GenCorp and Omnova Solutions with similar data for other publicly held companies in similar businesses, (5) the financial terms of other transactions similar to the Distribution that have recently been effected, (6) prevailing market conditions, and (7) other information, financial studies, analyses and investigations and financial, economic and market criteria that Credit Suisse First Boston has deemed relevant.



     In its opinion, Credit Suisse First Boston states that it has not assumed any responsibility for independent verification of any of the foregoing information (including the information contained in the proxy statement in the form provided to it) and has relied on its being complete and accurate in all material respects. The opinion further states that, with respect to the financial forecasts reviewed by Credit Suisse First Boston, Credit Suisse First Boston assumed that such financial forecasts have been reasonably prepared on bases reflecting the best currently available estimates and judgments of managements of GenCorp, New GenCorp and Omnova Solutions as to the future financial performance of New GenCorp and Omnova Solutions. Credit Suisse First Boston has assumed no responsibility for, and has expressed no view as to, such financial forecasts or the assumptions on which they were based. Credit Suisse First Boston's opinion further states that Credit Suisse First Boston made no independent evaluation of and assumes no responsibility for estimates and judgments of management of GenCorp and its counsel with respect to the size and scope of certain environmental liabilities. Credit Suisse First Boston has assumed that any increases in the reserve in the period covered by their opinion will be offset by recoveries from other sources, such that such increases will not have a material adverse effect on the forecasts.



     The Credit Suisse First Boston opinion states that Credit Suisse First Boston has assumed that (1) no income, gain or loss will be recognized to GenCorp, New GenCorp or Omnova Solutions for U.S. federal or state income tax purposes as a result of the Distribution and (2) the receipt of Omnova Solutions stock in the Distribution will be tax-free for U.S. federal and state income tax purposes to the stockholders of GenCorp.


     In arriving at its financial opinion, Credit Suisse First Boston did not attribute any particular weight to any analysis or factor considered in reaching its conclusions, but rather made qualitative judgments as to the significance and relevance of each analysis and factor.


     The Credit Suisse First Boston opinion is subject to the limitations that Credit Suisse First Boston neither made any independent evaluation or appraisal of the assets or liabilities (contingent or otherwise) of GenCorp or Omnova Solutions nor has Credit Suisse First Boston been furnished with any such appraisal and that each such opinion is based on financial, economic, monetary and market conditions as they exist and can be evaluated on the date of such opinion. Credit Suisse First Boston's opinion does not represent an opinion as to what the market value of the securities of Omnova Solutions or New GenCorp actually will be following the consummation of the Distribution.



     The full text of Credit Suisse First Boston's opinion, which sets forth the assumptions made, matters considered and limits on the review undertaken, is attached to this proxy statement as Annex B. The summary of the opinion of Credit Suisse First Boston set forth in this proxy statement is qualified in its entirety by reference to the full text of such opinion.


     Credit Suisse First Boston will receive customary fees, including reimbursement of expenses, for its services as financial advisor related to the Distribution, a portion of which is contingent upon the consummation of the Distribution. GenCorp also has agreed to indemnify Credit Suisse First Boston against certain liabilities and expenses in connection with its services as financial advisor.


     Credit Suisse First Boston and its affiliates have acted, and may in the future act, as an underwriter for, and have participated as members of underwriting syndicates with respect to, offerings of GenCorp securities, and Credit Suisse First Boston has effected securities transactions for GenCorp and performed financial advisory services in connection with certain acquisitions and dispositions by GenCorp. Credit Suisse First Boston has received fees from GenCorp in the past for these services. Credit Suisse First Boston may in the future serve as an underwriter of securities for or financial advisor to GenCorp, New GenCorp and Omnova Solutions.



LISTING AND TRADING OF OMNOVA SOLUTIONS COMMON STOCK



     Omnova Solutions intends to apply to the NYSE for the listing of the Omnova Solutions common stock. Omnova Solutions initially will have approximately 12,163 stockholders of record based upon the number of shareholders of record of GenCorp as of May 31, 1999. It is presently anticipated that Omnova Solutions common stock will be approved for listing on the NYSE prior to the Distribution date, and trading may commence on a "when-issued" basis prior to the Distribution. It is also possible that New GenCorp common stock would be traded on a "when-distributed" basis prior to the Distribution. On the trading day following the date that certificates for Omnova Solutions common stock are mailed by the Distribution agent, "when-issued" or "when-distributed" trading, as applicable, in respect of each of the Omnova Solutions common stock and New GenCorp common stock would end and "regular-way" trading would begin. The NYSE will not approve any trading of the Omnova Solutions common stock until the Securities and Exchange Commission (the "Commission") has declared effective the Registration Statement of Omnova Solutions on Form 10. Omnova Solutions will file with the Commission a Registration Statement on Form 10 prior to the special meeting and request effectiveness of that Registration Statement prior to the Distribution date.


     There is now no public market for Omnova Solutions common stock. Prices at which Omnova Solutions common stock may trade prior to the Distribution on a "when-issued" basis or after the Distribution cannot be predicted. Until the Omnova Solutions common stock is fully distributed and an orderly market develops, the prices at which trading in Omnova Solutions common stock occurs may fluctuate significantly. The price at which Omnova Solutions common stock trades after the Distribution will be determined by the marketplace and may be influenced by many factors, including, among others, the depth and liquidity of the market for Omnova Solutions common stock, investor perception of Omnova Solutions and the industries in which it participates, Omnova Solutions' operating results, Omnova Solutions' dividend policy and general economic and market conditions. Market prices may also be affected by provisions of Omnova Solutions' articles of incorporation and code of regulations as each will be in effect following the Distribution, which may have an antitakeover effect. See "Description of Omnova Solutions Capital Stock -- Certain Change in Control Effects of Certain Provisions of the Articles of Incorporation and Code of Regulations of Omnova Solutions".



     The Omnova Solutions common stock distributed to holders of GenCorp common stock in the Distribution will be freely transferable, except for shares received by persons who may be deemed to be "affiliates" of Omnova Solutions under the Securities Act of 1933. Persons who may be deemed to be affiliates of Omnova Solutions after the Distribution generally include individuals or entities that control, are controlled by, or are under common control with Omnova Solutions and include directors and executive officers of Omnova Solutions. Persons who are affiliates of Omnova Solutions will be permitted to sell their shares of Omnova Solutions common stock only pursuant to an effective registration statement under the Securities Act or an exemption from the registration requirements of the Securities Act, such as the exemption afforded by Section 4(2) of the Securities Act or by Rule 144.



     The Bank of New York will act as the transfer agent and registrar for the Omnova Solutions common stock after the Distribution is completed.


LISTING AND TRADING OF NEW GENCORP COMMON STOCK


     GenCorp common stock is currently traded on the NYSE and Chicago Stock Exchange. Following the Distribution, Omnova Solutions' financial results will no longer be consolidated with those of New GenCorp. New GenCorp's revenues, earnings and dividends after the Distribution will be below those of GenCorp prior to the Distribution. Accordingly, as a result of the Distribution, the trading price range of the New GenCorp common stock after the Distribution is expected to be lower than the trading price range of GenCorp common stock prior to the Distribution. The combined trading prices of the New GenCorp common stock and the Omnova Solutions common stock held by shareholders after the Distribution may be less than, equal to or greater than the trading price of GenCorp common stock prior to the Distribution. The prices at which New GenCorp common stock trades after the Distribution will be determined by the marketplace and may be influenced by the depth and liquidity of the market for New GenCorp common stock, investor perception of New GenCorp and the industries in which it participates, New GenCorp's operating results, New GenCorp's dividend policy and general economic and market conditions.


CONDITIONS; TERMINATION

     The Distribution is conditioned on:

     - receipt of a ruling from the IRS to the effect that the Distribution will constitute a tax-free distribution for U.S. Federal income tax purposes for both holders of GenCorp common stock and GenCorp;

     - approval of the Distribution by holders of at least a majority of the outstanding GenCorp common stock as of the record date;


     - the effectiveness of the Registration Statement on Form 10 under the Securities Exchange Act of 1934 to be filed by Omnova Solutions with the Securities and Exchange Commission;

     - if, contrary to GenCorp's belief, dissenters' rights are available under Ohio law, holders of no more than 1% of GenCorp's outstanding common stock exercise dissenters' rights; and

     - there not being in effect any statute, rule, regulation or order of any court, governmental or regulatory body that prohibits or makes illegal the transactions contemplated by the Distribution.

These conditions are not waivable by the GenCorp Board.

     Unless waived by the GenCorp Board, the Distribution is also conditioned upon, among other things:

     - the receipt of all necessary regulatory approvals;

     - all necessary consents of any third parties having been obtained;


     - the shares of Omnova Solutions common stock to be delivered in the Distribution having been approved for listing on the NYSE, subject to official notice of issuance; and



     - Credit Suisse First Boston having delivered an updated financial viability opinion to the GenCorp Board, dated as of the date on which the GenCorp Board of Directors declares the special dividend contemplated by the Distribution in substantially the same form as the opinion set forth in Annex B.



     The GenCorp Board has retained discretion, even if shareholder approval of the Distribution is obtained and the other conditions to the Distribution are satisfied, to abandon, delay or modify the Distribution or any matter contemplated by the Distribution. The terms of the Distribution thus may be modified or, except as described above, conditions thereto may be waived by the GenCorp Board. However, if the GenCorp Board takes any of these actions, it will be because the action will be in the best interests of GenCorp and its shareholders.


REGULATORY APPROVALS

     GenCorp does not believe that any material federal or state regulatory approvals will be necessary in connection with the Distribution.

ACCOUNTING TREATMENT


     Upon declaration by the GenCorp Board of the special dividend contemplated by the Distribution, GenCorp will present the business of Omnova Solutions as a discontinued operation to the extent financial information for periods prior to the Distribution is required to be included in GenCorp's historical financial statements. After the Distribution, the business of Omnova Solutions will be reflected in Omnova Solutions' own separate consolidated financial statements and its assets and liabilities will be reflected at historical amounts.


PRE-CLOSING FINANCING TRANSACTIONS


     In connection with the Distribution, it is anticipated that Omnova Solutions will enter into a credit agreement with Bank of America, the terms of which are currently being negotiated. The credit agreement is expected to provide $250 million of available credit on a five-year revolving basis. Immediately prior to the Distribution, Omnova Solutions will borrow approximately $188 million under the credit agreement. At the same time, Omnova Solutions will declare and distribute to GenCorp a special dividend in the amount of approximately $188 million. Omnova Solutions expects to use funds borrowed under the credit agreement to pay the special dividend to GenCorp.


     It is also anticipated that New GenCorp will enter into a credit agreement with Bank of America. The credit agreement is expected to provide $250 million of available credit on a five-year revolving basis.


  RELATIONSHIP BETWEEN NEW GENCORP AND OMNOVA SOLUTIONS AFTER THE DISTRIBUTION



     Omnova Solutions is wholly owned by GenCorp, and its results have been included in GenCorp's consolidated financial results. After the Distribution, the results of operations of Omnova Solutions will no longer be consolidated with New GenCorp and Omnova Solutions will be an independent public company. Furthermore, except as described below, all contractual relationships existing prior to the Distribution between New GenCorp and Omnova Solutions will be terminated except for commercial relationships in the ordinary course of business.



     Prior to the Distribution, GenCorp and Omnova Solutions will enter into certain agreements, described below, governing their relationship subsequent to the Distribution and providing for the allocation of tax and other liabilities and obligations arising from periods prior to the Distribution. Each of GenCorp and Omnova Solutions believes that the agreements are fair.



     Copies of the forms of the material agreements will be included as exhibits to the Registration Statement on Form 10 to be filed by Omnova Solutions for the purpose of registering the Omnova Solutions common stock under the Exchange Act. The following description summarizes the material terms of these agreements.


DISTRIBUTION AGREEMENT


     GenCorp and Omnova Solutions will enter into a distribution agreement providing for, among other things, corporate transactions required to effect the Distribution and other arrangements between GenCorp and Omnova Solutions with respect to or in consequence of the Distribution.



     The distribution agreement will provide for, with certain exceptions, (1) the contribution of assets to Omnova Solutions by GenCorp, and (2) assumptions of liabilities and cross-indemnities designed principally to place financial responsibility for the liabilities of GenCorp and its subsidiaries other than Omnova Solutions with New GenCorp and financial responsibilities for the liabilities to be assumed by Omnova Solutions with Omnova Solutions. Each of New GenCorp and Omnova Solutions will have sole responsibility for claims arising out of its respective activities after the Distribution. Further, the distribution agreement will provide that New GenCorp and Omnova Solutions will not take any action to cause the Distribution to be taxable to GenCorp or its shareholders, and that New GenCorp and Omnova Solutions will indemnify each other for any adverse consequences incurred as a result of their breach of that obligation to the other.



     The distribution agreement will also provide that each of New GenCorp and Omnova Solutions will be granted mutual access to certain historical records and information in the possession of the other, and requires the retention by each of New GenCorp and Omnova Solutions for a period of six years following the Distribution of all information in its possession, and thereafter requires that each party give the other prior notice of its intention to dispose of the information.



     The distribution agreement will also provide that, except as otherwise set forth therein or in any other agreement, all costs or expenses incurred on or prior to the Distribution date in connection with the Distribution will be charged to and paid by the party incurring the costs or expenses. Except as set forth in the Distribution Agreement or any related agreement, each party will bear its own costs and expenses incurred after the Distribution.


TAX MATTERS AGREEMENT


     As part of the Distribution, GenCorp and Omnova Solutions will enter into a tax matters agreement that will provide, among other things, for the allocation of Federal, state, local and foreign tax liabilities for periods prior to and including the Distribution date. Through the Distribution date, Omnova Solutions has been and will be included in GenCorp's consolidated Federal income tax returns and, in certain states, GenCorp's state tax returns. In general, the tax matters agreement will provide that New GenCorp will be liable for taxes related to GenCorp, New GenCorp and Omnova Solutions for all periods prior to the Distribution. In addition, New GenCorp will be entitled to all refunds related to GenCorp, New GenCorp and Omnova Solutions for all periods prior to the Distribution. Though valid as between New GenCorp and Omnova Solutions, the tax matters agreement is not binding on the IRS and does not affect the several liability of GenCorp and Omnova Solutions for all federal income taxes of the consolidated group required to be shown on the consolidated Federal income tax returns.


ALTERNATIVE DISPUTE RESOLUTION AGREEMENT


     GenCorp and Omnova Solutions will enter into an alternative dispute resolution agreement establishing procedures for resolving disputes that may arise between them after the Distribution. The alternative dispute resolution agreement will provide for both mediation and arbitration, which would be the exclusive methods for resolution of most disputes between the parties that arise prior to the Distribution or in connection with the Distribution and would reduce the possibility of litigation between them.

AGREEMENT ON EMPLOYEE MATTERS


     GenCorp and Omnova Solutions will enter into an agreement on employee matters providing for the treatment of employee benefit matters and other compensation arrangements for former and current employees of Omnova Solutions and its subsidiaries.



     OMNOVA SOLUTIONS SALARIED PENSION PLAN. Prior to the Distribution, Omnova Solutions will establish its own pension plan for the benefit of its active salaried employees and those former salaried employees who terminated employment from active business locations of Omnova Solutions. The terms of the Omnova Solutions salaried pension plan will be substantially identical to the GenCorp salaried pension plan. Omnova Solutions employees who participate in the GenCorp salaried pension plan will be eligible for immediate participation in the Omnova Solutions salaried pension plan. Omnova Solutions salaried employees also will be credited under the Omnova Solutions salaried pension plan, for eligibility and vesting purposes, with service credited to them under the GenCorp salaried pension plan. Those assets and liabilities of the GenCorp salaried pension plan which are attributable to Omnova Solutions plan participants (including a pro rata share of surplus plan assets) will be transferred from the GenCorp salaried pension plan to the Omnova Solutions salaried pension plan in connection with the Distribution, following which the Omnova Solutions salaried employees will receive benefit service with respect to service credited to them under the GenCorp salaried pension plan. These transfers will result in Omnova Solutions having estimated prepaid pension cost, based on actuarial estimates, of approximately $26 million.



     OMNOVA SOLUTIONS HOURLY PENSION PLAN. Prior to the Distribution, Omnova Solutions will establish its own pension plan for the benefit of its active hourly employees and those former hourly employees who terminated employment from active business locations of Omnova Solutions. The terms of the Omnova Solutions hourly pension plan will be substantially identical to the GenCorp hourly pension plan. Omnova Solutions employees who participate in the GenCorp hourly pension plan will be eligible for immediate participation in the Omnova Solutions hourly pension plan. Omnova Solutions employees also will be credited under the Omnova Solutions hourly pension plan, for eligibility and vesting purposes, with service credited to them under the GenCorp hourly pension plan. Those assets and liabilities of the GenCorp hourly pension plan which are attributable to the Omnova Solutions hourly plan participants (including a pro rata share of surplus plan assets) will be transferred from the GenCorp hourly pension plan to the Omnova Solutions hourly pension plan in connection with the Distribution, following which the Omnova Solutions hourly employees will receive benefit service with respect to service credited to them under the GenCorp hourly pension plan. These transfers will result in Omnova Solutions having estimated prepaid pension cost, based on actuarial estimates, of approximately $9 million.



     POSTRETIREMENT BENEFITS. GenCorp currently provides certain health care and life insurance benefits to most retired employees in the United States with varied coverage by employee groups. The health care plans generally provide for cost sharing in the form of retiree contributions, deductibles and coinsurance between GenCorp and its retirees. The unfunded benefit obligation reported in GenCorp's financial statements for such postretirement benefits will be allocated between New GenCorp and Omnova Solutions as follows: (1) approximately $303 million for active employees remaining New GenCorp employees and former employees who do not become employees of Omnova Solutions will be retained by New GenCorp; and (2) approximately $46 million for active employees transferred to Omnova Solutions and former employees who terminated employment from active business locations of Omnova Solutions will be assumed by Omnova Solutions.



     JOINT SAVINGS PLAN. As of the Distribution, the GenCorp retirement savings plan will become a multiple employer plan in which both New GenCorp and Omnova Solutions will be unrelated participating employers. On and after the date of the special dividend contemplated by the Distribution, employer matching contributions on behalf of New GenCorp employees will be made solely by New GenCorp and solely to the New GenCorp stock fund, and employer matching contributions on behalf of Omnova Solutions employees will be made solely by Omnova Solutions and solely to the Omnova Solutions stock fund. Not later than the later of October 31, 2001 or two years after the Distribution, the accounts of Omnova Solutions employees and former Omnova Solutions employees will be transferred to a new separate savings plan to be established by Omnova Solutions. Thereafter, neither Omnova Solutions nor its employees will participate in the New GenCorp retirement savings plan.



     Omnova Solutions common stock held in the accounts of New GenCorp employees that is attributable to contributions made before the Distribution may be retained in the Omnova Solutions stock fund, transferred to the New GenCorp stock fund or transferred to any other investment funds in the retirement savings plan at the participant's election in accordance with the terms of the retirement savings plan. Except as provided in the preceding sentence, contributions made to or held under the retirement savings plan on behalf of New GenCorp employees may not be invested in the Omnova Solutions stock fund. Any dividends on Omnova Solutions common stock in accounts of New GenCorp employees will be reinvested in the Omnova Solutions stock fund.



     New GenCorp common stock held in the accounts of Omnova Solutions employees that is attributable to contributions made before the Distribution may be retained in the New GenCorp stock fund, transferred to the Omnova Solutions stock fund or transferred to any other investment fund in the retirement savings plan at the participant's election in accordance with the term of the retirement savings plan. Except as provided in the preceding sentence, contributions made to or held under the retirement savings plan on behalf of Omnova Solutions employees may not be invested in the New GenCorp stock fund. Any dividends after the Distribution date on New GenCorp common stock in accounts of Omnova Solutions employees will be reinvested in the New GenCorp stock fund.


     STOCK INCENTIVE COMPENSATION PLAN. Prior to the Distribution date, the GenCorp Inc. Stock Incentive Compensation Plan will be terminated, and all accounts of participants, whether represented by GenCorp shares held in a trust or cash payment obligations will be distributed to participants, subject to the normal tax withholding provisions in the plan.


     GENCORP 1993 AND 1997 STOCK OPTION PLANS. Prior to the date of the special dividend contemplated by the Distribution, exercisable options under the GenCorp 1993 and 1997 Stock Option Plans for (1) active employees, (2) retirees, and (3) other former employees whose options remain exercisable, will be split into options to acquire New GenCorp common stock and Omnova Solutions common stock. Except with respect to options held by the chief executive officers of New GenCorp and Omnova Solutions, the number of exercisable options in each company will each equal the number of exercisable options under the GenCorp Stock Option Plans. With respect to exercisable options held by the chief executive officers,
(1) Mr. Wolfe's options will be converted into 66 2/3% New GenCorp options and 33 1/3% Omnova Solutions options, and (2) Mr. Yasinsky's options will be converted into 66 2/3% Omnova Solutions options and 33 1/3% New GenCorp options. The exercise price of each resulting option will bear the same ratio to the market price, as of the date of the special dividend contemplated by the Distribution, of the respective company's stock, as the exercise price of the original GenCorp option bore to the market price of GenCorp shares immediately before the Distribution date.



     Unexercisable options under the GenCorp 1997 Stock Option Plan for New GenCorp employees will be replaced with a number of unexercisable New GenCorp options under that plan which will, based upon (1) the market price of GenCorp shares immediately after the date of the special dividend contemplated by the Distribution and (2) the exercise prices for those options, have an aggregate intrinsic value equal to that of the unexercisable GenCorp options immediately before the date of the special dividend contemplated by the Distribution.



     Unexercisable options under the GenCorp 1997 Stock Option Plan for Omnova Solutions employees will be replaced with a number of unexercisable Omnova Solutions options which will, based upon (1) the market price of Omnova Solutions shares immediately after the date of the special dividend contemplated by the Distribution and (2) the exercise price for such options, have an aggregate intrinsic value equal to that of the unexercisable GenCorp options immediately before the date of the special dividend contemplated by the Distribution.


     In converting the stock option plans for the Distribution, the exercisable and unexercisable aggregate intrinsic value of the options immediately after the conversion will be equal to the aggregate intrinsic value immediately before the conversion. The ratio of the exercise price per option to the market value per share will not be reduced and the vesting provisions and option period of the Omnova Solutions and New GenCorp options will be the same as for the original GenCorp options. Accordingly, no compensation expense will be recognized by Omnova Solutions or New GenCorp.



     UNFUNDED DEFERRED COMPENSATION. GenCorp has unfunded obligations to pay deferred compensation and retirement income under its Benefits Restoration Plan, Deferred Bonus Plan, Non-Employee Directors Retirement and Deferred Compensation Plans, 1996 Supplemental Retirement Plan for Management Employees, individual employment agreements, and other miscellaneous plans related to discontinued operations. Subject to legal requirements for employee acquiescence, benefit obligations for (1) active employees transferred to Omnova Solutions, (2) retired employees who terminated employment from active business locations of Omnova Solutions, and (3) GenCorp directors resigning to become members of the Omnova Solutions Board, will be assumed by Omnova Solutions. Benefit obligations for (4) active employees remaining New GenCorp employees, (5) GenCorp directors remaining on the New GenCorp Board, (6) other retired employees, and (7) retired directors, will be retained by New GenCorp.



     Former employees and directors will be able to elect a lump-sum payment of their deferred compensation, subject to (1) a 10% reduction in order to avoid adverse tax consequences, and (2) all applicable tax withholding. Active employees and directors may receive lump-sum payments upon termination of employment or board service with GenCorp, New GenCorp or Omnova Solutions based upon appropriate advance elections or discretionary approval by the appropriate company's benefit management committee. Under the agreement on employee matters, New GenCorp will indemnify the payment of unfunded obligations assumed by Omnova Solutions as of the date of the special dividend contemplated by the Distribution, and Omnova Solutions will indemnify the payment of unfunded obligations retained by New GenCorp as of the date of the special dividend contemplated by the Distribution.



     ANNUAL BONUSES. Bonus amounts under GenCorp's Executive Incentive Compensation Plan for the period ending November 30, 1999 will be determined based upon (1) actual performance up to the date of the special dividend contemplated by the Distribution, and (2) budgeted performance, for the remainder of the period, according to GenCorp's annual operating plan. Subject to legal requirements for employee acquiescence, bonus obligations will be assumed by Omnova Solutions for all Omnova Solutions employees, and paid in cash. Bonus obligations will be paid in cash by New GenCorp for all New GenCorp employees and for terminated GenCorp employees who are not employed by Omnova Solutions.



     LONG-TERM INCENTIVE COMPENSATION. Performance awards under GenCorp's Long-Term Incentive Program for the three-year performance period ending November 30, 1999 will be determined based upon (1) actual performance up to the date of the special dividend contemplated by the Distribution, and (2) budgeted performance, for the remainder of the period, according to GenCorp's annual operating plan. Pro rata performance awards will be paid under the GenCorp plan for the performance periods ending November 30, 2000 and November 30, 2001. Pro rata performance awards for each partial performance period will be determined based upon (1) actual performance up to the date of the special dividend contemplated by the Distribution, and (2) budgeted performance, for the remainder of the fiscal year ending November 30, 1999, according to GenCorp's annual operating plan. Subject to legal requirements for employee acquiescence, performance award obligations will be assumed by Omnova Solutions for all Omnova Solutions employees and paid in cash. Performance award obligations will be paid in cash by New GenCorp for all New GenCorp employees and for terminated GenCorp employees who are not employed by Omnova Solutions.



     DIRECTOR COMPENSATION. Subject to legal requirements for director acquiescence, benefit obligations for GenCorp directors resigning to become members of the Omnova Solutions Board will be assumed by Omnova Solutions. Benefit obligations for GenCorp directors remaining on the New GenCorp Board and retired directors will be retained by New GenCorp.


     ENHANCED RETIREMENT AND SEPARATION PAY PLANS. GenCorp adopted a Voluntary Enhanced Retirement Program (VERP) and Enhanced Involuntary Separation Pay Plan
(EISP) which are associated with and contingent upon the Distribution. The VERP offers enhanced retirement benefits to eligible salaried employees within a number of corporate facilities and divisional headquarters. The majority of the related benefits will be paid from the defined benefit pension and retiree health care plans of New GenCorp and Omnova Solutions. The maximum estimated cost of the VERP could range up to $7.6 million. The maximum estimated cost of the EISP could range up to $2.1 million. The actual cost of both the VERP and the EISP will be reflected in the financial statements of GenCorp prior to the Distribution. The total number of participants and the timing of their departure are not yet known.



     ADMINISTRATIVE SERVICES. For a transition period not to exceed two years after the Distribution, the Joint Savings Plan and other benefit programs currently applicable to GenCorp active employees and retirees will be administered under a transition services arrangement between New GenCorp and Omnova Solutions. The purpose of the transition services arrangement will be to allow for an orderly transition of administrative responsibility for ongoing GenCorp benefit programs to administrative staffs of New GenCorp and Omnova Solutions. In accordance with the transition services agreement, Omnova Solutions will reimburse New GenCorp, and New GenCorp will reimburse Omnova Solutions, for all direct and indirect costs incurred by each to provide these services on terms believed by New GenCorp and Omnova Solutions to be commercially reasonable.



     With respect to other employee welfare benefit plans, policies, contracts and arrangements of GenCorp, such as GenCorp's medical reimbursement and vacation, sick leave and jury duty policies, the agreement on employee matters will generally provide that Omnova Solutions will adopt, and be solely responsible for substantially identical, plans, policies, contracts and arrangements, to be effective from and after the date of the special dividend contemplated by the Distribution, with respect to individuals who will be employees of Omnova Solutions and their beneficiaries after the date of the special dividend contemplated by the Distribution. The agreement on employee matters also will provide that service with GenCorp prior to the date of the special dividend contemplated by the Distribution will be counted for purposes of participation, vesting and, following appropriate asset transfers, benefit accruals under the plans, policies, contracts and arrangements of Omnova Solutions following the date of the special dividend contemplated by the Distribution.



INTELLECTUAL PROPERTY



     In connection with the Distribution, intellectual property, including patents, trademarks, copyrights, trade secrets and inventions used primarily by, or being developed primarily for, Performance Chemicals and Decorative & Building Products will be transferred to Omnova Solutions. In addition, a license agreement will be established, subject to the rights of the U.S. government, allowing Omnova Solutions to pursue commercialization of fluorinated oxetane technology and associated oxetane technology originally conceived by Aerojet, in Omnova Solutions' areas of interest and allowing New GenCorp to pursue the technology in its areas of interest.



TRANSITION SERVICES AGREEMENT



     GenCorp and Omnova Solutions will enter into a transition services agreement which will provide for Omnova Solutions to continue to supply to New GenCorp, for periods generally not to exceed two years and subject to conditions, transitional administrative services for Vehicle Sealing operations, including accounts receivable collections, payroll, real estate, data communications and word processing, and to assist in effecting an orderly transition following the Distribution. Omnova Solutions will be entitled to reimbursement for all direct and indirect costs of providing these transitional services on terms believed by Omnova Solutions and New GenCorp to be commercially reasonable. These costs are not expected to be material.


                               DIVIDEND POLICIES
NEW GENCORP

     GenCorp's quarterly dividend is now $0.15 per share of GenCorp common stock. The payment and level of cash dividends by New GenCorp after the Distribution will be subject to the discretion of the New GenCorp Board of Directors. Future dividend decisions will be based on a number of factors, including the future operating results and financial requirements of New GenCorp on a stand-alone basis, state law requirements and other factors. No dividends have been declared. Although there can be no assurance that New GenCorp will pay any dividends, management of New GenCorp intends to pay cash dividends and believes that its cash flows after the Distribution should be sufficiently strong, after giving effect to the Distribution, that, barring unforeseen circumstances, a cash dividend can be paid for the foreseeable future. GenCorp's existing credit arrangements limit, and New GenCorp's credit arrangements after the Distribution are expected to limit, the amount it can pay in dividends.



OMNOVA SOLUTIONS



     The dividend policy of Omnova Solutions will be determined by the Omnova Solutions Board. The payment and level of any cash dividends by Omnova Solutions after the Distribution will be subject to the discretion of the Omnova Solutions Board of Directors. Future dividend decisions will depend on a number of factors, including the future results of operations and financial condition of Omnova Solutions, state law requirements and other factors. Although there can be no assurance that Omnova Solutions will pay any dividends, management of Omnova Solutions intends to pay cash dividends and believes that its cash flows after the Distribution should be sufficiently strong that, barring unforeseen circumstances, a cash dividend can be paid for the foreseeable future. It is anticipated that Omnova Solutions' credit arrangements after the Distribution will limit its ability to pay dividends.


               DIVIDENDS AND PRICE RANGE OF GENCORP COMMON STOCK


     GenCorp common stock is listed and traded on the NYSE and Chicago Stock Exchange under the symbol "GY." The following table reflects the high and low sales prices per share for GenCorp common stock, as reported on the NYSE for the fiscal periods indicated. The table also sets forth the cash dividends paid per share of GenCorp common stock during those periods.



                                                          PRICE RANGE
                                                          -----------            CASH
                                                          HIGH    LOW       DIVIDENDS PAID
                                                          ----    ---       ---------------
1997:
First Quarter...........................................  $19 3/4   $17 1/2      $0.15
Second Quarter..........................................   21 1/4    18 1/8       0.15
Third Quarter...........................................   31        20 7/8       0.15
Fourth Quarter..........................................   29 5/8    21 3/4       0.15
1998:
First Quarter...........................................  $27 7/16  $22 3/8      $0.15
Second Quarter..........................................   31 3/16   27           0.15
Third Quarter...........................................   30 3/16   19 1/2       0.15
Fourth Quarter..........................................   25 1/8    16 7/16      0.15
1999:
First Quarter...........................................  $27 7/8   $19 3/16     $0.15
Second Quarter..........................................   25 15/16  17 3/16      0.15
Third Quarter (through June 30, 1999)...................   25 3/4    21 15/16       --



     On December 16, 1998, the last trading day before the GenCorp Board announced its plan for the Distribution, the high and low sales prices for GenCorp common stock on the NYSE were $25 1/4 and $24 1/8, respectively. On July 1, 1999, the last trading day for which quotations were available at the time of the printing of this proxy statement, the closing price for GenCorp common stock on the NYSE was $23 15/16. SHAREHOLDERS ARE URGED TO OBTAIN CURRENT TRADING PRICE INFORMATION BEFORE VOTING ON THE DISTRIBUTION.



     For a discussion of the possible impact of the Distribution on the trading price of GenCorp common stock, see "The Distribution -- Listing and Trading of New GenCorp Common Stock." For a discussion of the dividend policies of New GenCorp and Omnova Solutions after the Distribution, see "Dividend Policies".



     There has not been any established public trading market for Omnova Solutions common stock. For a discussion of matters related thereto, see "The Distribution -- Listing and Trading of Omnova Solutions Common Stock".

                   GENCORP SELECTED HISTORICAL FINANCIAL DATA

     The following table sets forth selected consolidated historical data of GenCorp. The selected historical information has been derived from the audited and unaudited consolidated financial statements of GenCorp. You should read this information in conjunction with GenCorp's Annual Report on Form 10-K for the fiscal year ended November 30, 1998 and GenCorp's Quarterly Report on Form 10-Q for the quarterly period ended February 28, 1999.

     You should keep the following in mind when reading this data:

     - Segment operating profit represents net sales less applicable costs, expenses and provisions for restructuring and unusual items relating to operations. Segment operating profit excludes corporate income and expenses, provisions for nonoperating unusual items, interest expense and income taxes.

     - During fiscal 1994, GenCorp incurred unusual charges of $83 million pretax, or $1.56 basic and diluted earnings per share after tax, primarily for (1) $83 million of provisions related to environmental remediation offset by (2) recoveries of $31 million from insurers related to environmental costs, (3) an $8 million write down of fixed assets and investments to realizable value, (4) restructuring charges of $12 million, and (5) $11 million related to warranty costs and litigation.

     - During fiscal 1994, GenCorp incurred a net charge of $213 million, or $6.69 basic and diluted earnings per share, for the cumulative effect of accounting changes for the after tax effect of postretirement benefits other than pensions and income taxes.

     - During fiscal 1995, GenCorp recorded net unusual charges of $5 million pretax, or $0.09 basic and $0.08 diluted earnings per share after tax. These unusual items included (1) $10 million for the settlement of a lawsuit and other matters related to discontinued businesses, partially offset by (2) gains of $5 million from the divestitures of GenCorp's rigid plastics business and a resort property.

     - During fiscal 1996, GenCorp recorded unusual charges of $42 million pretax, or $0.75 basic and $0.62 diluted earnings per share after tax. These charges included primarily (1) a $15 million provision for a voluntary early retirement incentive program, (2) a $14 million loss on the sale of its automotive segment's vibration control and reinforced plastics businesses offset by a gain of $4 million from the sale of the structural urethane adhesives business, (3) an $8 million provision for environmental remediation costs, (4) a $6 million charge related to fixed assets, pension and other matters, and (5) a $3 million restructuring charge for the Vehicle Sealing business.

     - During fiscal 1997, GenCorp's $115,000,000 8% Convertible Subordinated Debentures Due August 1, 2002 were converted into GenCorp common stock. This conversion affected long-term debt and shareholders' equity at the end of fiscal 1997.

     - Total assets and long-term debt at the end of fiscal 1997 reflect the acquisition of Printworld made in fiscal 1997. Total assets and long-term debt at the end of fiscal 1998 reflect the acquisitions made in fiscal 1998, including (1) the U.S. specialty chemicals business of Sequa Chemicals, (2) the commercial wallcovering business of Walker Greenbank PLC and (3) the Calhoun, Georgia latex facility of The Goodyear Tire & Rubber Company. The income statements reflect operations from these acquisitions from the date of purchase.

     - Income before cumulative effect of accounting changes reflects reduced income tax expense of $16 million, $67 million and $2 million in 1996, 1997 and 1998, respectively, due to the receipt of federal income tax settlements for tax credits and related interest.


     - Segment operating profit and income for fiscal 1998 include net unusual income of $5 million pretax, or $0.07 basic and diluted earnings per share after tax. These unusual items include (1) charges of $8 million primarily related to exiting the plastic extrusions and residential wallcovering businesses, offset by (2) a $13 million gain from Aerojet's sale of surplus land in Nevada.

                                                                                                           THREE
                                                                                                           MONTHS
                                                               YEAR ENDED NOVEMBER 30,                 ENDED FEB. 28,
                                                    ----------------------------------------------    ----------------
                                                     1994      1995      1996      1997      1998      1998      1999
                                                    ------    ------    ------    ------    ------    ------    ------
                                                               (DOLLARS IN MILLIONS, EXCEPT PER SHARE DATA)
INCOME STATEMENT DATA:
Net sales.........................................  $1,740    $1,772    $1,515    $1,568    $1,737    $  366    $  440
Segment operating profit..........................      32       117       120       152       165        30        38
Income (loss) before cumulative effect of
  accounting changes..............................     (13)       38        42       137        84        13        17
Cumulative effect of accounting changes...........    (213)       --        --        --        --        --        --
                                                    ------    ------    ------    ------    ------    ------    ------
Net income (loss).................................  $ (226)   $   38    $   42    $  137    $   84    $   13    $   17
                                                    ======    ======    ======    ======    ======    ======    ======
EARNINGS (LOSS) PER SHARE OF COMMON STOCK:
Income (loss) before cumulative effect of
  accounting changes..............................  $ (.41)   $ 1.17    $ 1.25    $ 3.71    $ 2.02    $  .31    $  .41
Cumulative effect of accounting changes...........   (6.69)       --        --        --        --        --        --
                                                    ------    ------    ------    ------    ------    ------    ------
Net income (loss) basic...........................  $(7.10)   $ 1.17    $ 1.25    $ 3.71    $ 2.02    $  .31    $  .41
Net income (loss) diluted.........................  $(7.10)   $ 1.10    $ 1.16    $ 3.40    $ 1.99    $  .31    $  .41
BALANCE SHEET DATA
  (AT PERIOD END):
Total assets......................................  $1,455    $1,458    $1,330    $1,419    $1,743    $1,404    $1,729
Long-term debt....................................     378       383       263        84       356        93       356
Total debt........................................     385       404       306       109       370       137       409
Shareholders' equity (deficit)....................      (7)       35        56       281       344       287       354
OTHER DATA:
Cash dividends paid per common share..............  $  .60    $  .60    $  .60    $  .60    $  .60    $  .15    $  .15

                             GENCORP CAPITALIZATION

     The following table sets forth the capitalization of GenCorp at February 28, 1999 (the end of GenCorp's first fiscal quarter), the principal financial adjustments that will result from the Distribution and the sale of Penn, and the pro forma capitalization of New GenCorp after giving effect to these events. You should read this data together with the historical financial statements of GenCorp incorporated herein by reference and the unaudited pro forma financial statements and the notes thereto included in this proxy statement.

     The pro forma adjustments included in the table reflect:


     - the elimination of a $6 million note payable by Omnova Solutions;



     - the receipt of a dividend from Omnova Solutions of approximately $188 million which will be used by GenCorp to repay debt (the actual amount of the dividend will be determined immediately prior to the Distribution);



     - the elimination of $499 of historical divisional equity of Omnova Solutions;



     - the elimination of $18 million of historical divisional equity of Penn and the application of $42 million of proceeds less the change in net assets of $9 million from February 28, 1999 to May 31, 1999 from the sale of Penn on April 30, 1999 to repay long-term debt;


     - the other $226 million of pro forma adjustments, including the $9 million pretax gain from the sale of Penn, referred to in the GenCorp Unaudited Pro Forma Condensed Consolidated Balance Sheet as of February 28, 1999 included in this proxy statement.


                                                                       FEBRUARY 28, 1999
                                                             --------------------------------------
                                                                            PRO FORMA
                                                             HISTORICAL    ADJUSTMENTS    PRO FORMA
                                                             ----------    -----------    ---------
                                                                     (DOLLARS IN MILLIONS)
Notes payable and current portion of long-term debt........     $ 53          $  (6)        $ 47
Long-term debt.............................................      356           (188)         135
                                                                                (33)
                                                                ----          -----         ----
Total debt.................................................     $409          $(227)        $182
Preference stock:
$1.00 par value, 15 million shares authorized, none
  outstanding..............................................       --             --           --
Common stock:
  $.10 par value 90 million shares authorized,
  41.7 million shares outstanding..........................        4             --            4
Retained earnings and other capital items..................      350           (499)          59
                                                                                (18)
                                                                                226
                                                                ----          -----         ----
Total shareholders' equity.................................      354           (291)          63
                                                                ----          -----         ----
Total capitalization.......................................     $763          $(518)        $245
                                                                ====          =====         ====

          GENCORP UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL
            STATEMENTS FOR THE THREE MONTHS ENDED FEBRUARY 28, 1999
                      AND THE YEAR ENDED NOVEMBER 30, 1998


     The following unaudited pro forma condensed consolidated balance sheet as of February 28, 1999 and the unaudited pro forma condensed consolidated statements of income for the three months ended February 28, 1999 and for the year ended November 30, 1998 give effect to the Distribution and the sale of Penn. The pro forma condensed consolidated balance sheet is presented as if the Distribution and the sale of Penn had occurred on February 28, 1999, and the pro forma condensed consolidated statements of income are presented as if the Distribution and the sale of Penn had occurred as of the beginning of the periods presented. The "GenCorp Restated" amounts show the effects on reported results of operations and the balance sheet of GenCorp assuming the proposed Distribution was consummated and Penn was sold and, as a result, Omnova Solutions and Penn are reported as discontinued operations. Omnova Solutions and Penn represent the historical Polymer Products business segment of GenCorp. These financial statements are presented on a pro forma basis pending the occurrence of the events that would establish the measurement dates for treatment of Omnova Solutions and Penn as discontinued operations, namely the approval of the Distribution by GenCorp's shareholders and declaration by GenCorp's Board of Directors of the special dividend contemplated by the Distribution. The "New GenCorp" amounts represent the estimated effect of the Distribution on reported results of operations and the balance sheet of GenCorp including the transfer to Omnova Solutions of (1) prepaid pension assets and retiree benefit obligations; and (2) certain GenCorp corporate assets and liabilities; and reflects the receipt by GenCorp of a dividend from Omnova Solutions for approximately $188 million and the application of the amount received by GenCorp to repay indebtedness. The actual amount to be borrowed by Omnova Solutions, paid as a dividend to GenCorp and used to repay GenCorp indebtedness, will be determined at the time of the Distribution. The actual amount will depend, in part, on the amount of borrowings by GenCorp at that time. GenCorp's borrowings fluctuate throughout its fiscal year.


     The pro forma information is presented for illustrative purposes only and may not be indicative of the results that would have been obtained had the Distribution or sale of Penn actually occurred on the dates assumed nor is it necessarily indicative of the future consolidated results of operations of New GenCorp. After the one-time costs associated with the Distribution, GenCorp also anticipates projected annual pretax cost savings by New GenCorp of $4 million to $5 million as a result of the Distribution that have not been reflected in the pro forma condensed consolidated financial statements.


     You should read the pro forma condensed consolidated financial statements in conjunction with the historical financial statements and the related notes thereto of GenCorp included in its filings under the Exchange Act that are incorporated by reference into this proxy statement.

        GENCORP UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

                               FEBRUARY 28, 1999


                                                      HISTORICAL
                                      -------------------------------------------         PRO FORMA
                                                    LESS                            ----------------------
                                                   OMNOVA       LESS     GENCORP     ADDITIONS       NEW
                                      GENCORP   SOLUTIONS(1)   PENN(2)   RESTATED   (DEDUCTIONS)   GENCORP
                                      -------   ------------   -------   --------   ------------   -------
                                                             (DOLLARS IN MILLIONS)
ASSETS:
CURRENT ASSETS
Cash and equivalents................  $   22        $  3         $--      $   19       $   --      $   19
Accounts receivable.................     272         102          11         159           --         159
Inventories.........................     160          58           7          95           --          95
Prepaid expenses and other..........      56          12          --          44           --          44
                                      ------        ----         ---      ------       ------      ------
TOTAL CURRENT ASSETS................     510         175          18         317           --         317
Recoverable from U.S. Government and
  third parties for environmental
  remediation.......................     148          --          --         148           --         148
Deferred income taxes...............     137          --          --         137           (5)(4)     138
                                                                                            2(5)
                                                                                            4(6)
Prepaid pension.....................     137          --          --         137          (35)(4)     102
Investments and other assets........     299         234          --          65           --          65
Property, plant and equipment,
  net...............................     498         194          11         293          (13)(5)     280
                                      ------        ----         ---      ------       ------      ------
TOTAL ASSETS........................  $1,729        $603         $29      $1,097       $  (47)     $1,050
                                      ======        ====         ===      ======       ======      ======
LIABILITIES AND SHAREHOLDERS'
  EQUITY:
CURRENT LIABILITIES
Notes payable.......................  $   53        $  6         $--      $   47       $   --      $   47
Accounts payable....................     188          57           4         127           --         127
Income taxes........................      34          --           1          33           (3)(6)      36
                                                                                            6(3)
Other current liabilities...........     127          15           3         109           (3)(4)     113
                                                                                          (16)(5)
                                                                                           23(6)
                                      ------        ----         ---      ------       ------      ------
TOTAL CURRENT LIABILITIES...........     402          78           8         316            7         323
Long-term debt......................     356          --          --         356         (188)(7)     135
                                                                                          (33)(3)
Postretirement benefits other than
  pensions..........................     316          --          --         316          (43)(4)     273
Environmental reserves..............     249          --          --         249           --         249
Other liabilities...................      52          26           3          23          (16)(5)       7
Total shareholders' equity..........     354         499          18        (163)         226(8)       63
                                      ------        ----         ---      ------       ------      ------
TOTAL LIABILITIES AND SHAREHOLDERS'
  EQUITY............................  $1,729        $603         $29      $1,097       $  (47)     $1,050
                                      ======        ====         ===      ======       ======      ======


  See Notes to Unaudited Pro Forma Condensed Consolidated Balance Sheet as of
                               February 28, 1999.

                      GENCORP NOTES TO UNAUDITED PRO FORMA
                      CONDENSED CONSOLIDATED BALANCE SHEET

                               FEBRUARY 28, 1999


(1) To eliminate the historical assets, liabilities and divisional equity of Omnova Solutions.


(2) To eliminate the historical assets, liabilities and divisional equity of Penn, which was sold on April 30, 1999.


(3) To record the cash proceeds, income taxes payable and change in net assets from February 28,1999 to April 30, 1999 from the sale of Penn, which was used to repay debt.



(4) To record the transfer of net pension assets and retiree medical obligations and related deferred income taxes from GenCorp to Omnova Solutions. The estimated prepaid pension asset is attributable to the excess of pension assets over liabilities related to Omnova Solutions employees and retirees. The projected prepaid pension asset of $35 million and retiree medical benefit obligations of $46 million were actuarially determined based on Omnova Solutions active and retired participants in the plans and the actuarial assumptions used were consistent with assumptions previously used by GenCorp. The pension assets were split based on the requirements of
    Section 414(i) of the Internal Revenue Code as prescribed by the Pension Benefit Guaranty Corporation and other management considerations.



(5) To record the transfer of certain property, plant and equipment, primarily GenCorp's corporate headquarters, related liabilities and deferred income taxes to Omnova Solutions.


(6) To reflect the impact of one-time costs associated with the Distribution. These costs include investment banking, legal and professional fees, severance costs, retention bonuses for key employees, financing fees, relocation costs and expenses associated with a voluntary early retirement program.


(7) Reflects the receipt by GenCorp of a dividend from Omnova Solutions for approximately $188 million. The amount received by GenCorp will be used to repay indebtedness.


(8) To record the effect on GenCorp equity related to the pro forma adjustments referred to in notes (3), (4), (5), (6) and (7) above.


                                                                (Dollars in millions)
Cash proceeds ($42) net of related income taxes ($6) and
  change in net assets ($9) for the sale of Penn(3).........            $ 27
Transfer of prepaid pension(4)..............................             (35)
Transfer of postretirement benefits other than
  pensions(4)...............................................              46
Transfer of certain property, plant and equipment and
  related liabilities(5)....................................              19
Deferred income taxes related to (4) and (5)................              (3)
One-time costs associated with Distribution (6).............             (23)
Current ($3) and deferred ($4) income taxes related to(6)...               7
Receipt of dividend from Omnova Solutions(7)................             188
                                                                        ----
                                                                        $226
                                                                        ====

     GENCORP UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME

                      THREE MONTHS ENDED FEBRUARY 28, 1999


                                                           HISTORICAL                                       PRO FORMA
                              ---------------------------------------------------------------------   ----------------------
                                                  DISCONTINUED OPERATIONS (1)
                                        ------------------------------------------------
                                           OMNOVA                 ADDITIONS                GENCORP     ADDITIONS       NEW
                              GENCORP   SOLUTIONS(2)   PENN(3)   (DEDUCTIONS)   SUBTOTAL   RESTATED   (DEDUCTIONS)   GENCORP
                              -------   ------------   -------   ------------   --------   --------   ------------   -------
                                                       (DOLLARS IN MILLIONS, EXCEPT PER SHARE DATA)
NET SALES...................  $  440       $   171     $   14      $     -      $   185     $  255      $      -     $  255
COSTS AND EXPENSES
Cost of products sold.......     341           111          9            -          120        221             2(5)     223
Selling, general and
  administrative............      46            37          4           (1)(4)       40          6             1(5)       5
                                                                                                              (2)(6)
Depreciation................      18             5          1            -            6         12             -         12
Interest expense............       5             5          -            -            5          -             2(7)       2
Other (income) expense,
  net.......................       -             2          -            -            2         (2)            -         (2)
Unusual items...............       1             -          -            -            -          1             -          1
                              ------       -------     -------     -------      -------     ------      --------     ------
                                 411           160         14           (1)         173        238             3        241
                              ------       -------     -------     -------      -------     ------      --------     ------
INCOME FROM CONTINUING
  OPERATIONS BEFORE INCOME
  TAXES.....................      29            11          -            1           12         17            (3)        14
Income taxes (benefit)......      12             4          -            -            4          8            (1)(8)      7
                              ------       -------     -------     -------      -------     ------      --------     ------
INCOME FROM CONTINUING
  OPERATIONS................      17       $     7     $    -      $     1      $     8          9            (2)         7
                                           =======     =======     =======      =======
INCOME FROM DISCONTINUED
  OPERATIONS................       -                                                             8             -          8
                              ------                                                        ------      --------     ------
NET INCOME..................  $   17                                                        $   17      $     (2)    $   15
                              ======                                                        ======      ========     ======
EARNINGS PER SHARE OF COMMON
  STOCK
    Basic:
      Continuing
        operations..........  $  .41                                                        $  .22                   $  .17
      Discontinued
        operations..........       -                                                           .19                      .19
                              ------                                                        ------                   ------
        Total...............  $  .41                                                        $  .41                   $  .36
                              ======                                                        ======                   ======
    Diluted:
      Continuing
        operations..........  $  .41                                                        $  .22                   $  .17
      Discontinued
        operations..........       -                                                           .19                      .19
                              ------                                                        ------                   ------
        Total...............  $  .41                                                        $  .41                   $  .36
                              ======                                                        ======                   ======
WEIGHTED AVERAGE NUMBER OF
  SHARES (IN THOUSANDS):
    Basic...................  41,582                                                        41,582                   41,582
    Diluted.................  42,036                                                        42,036                   42,036


  See Notes to Unaudited Pro Forma Condensed Consolidated Statement of Income for the Three Months Ended February 28, 1999 and for the Year Ended November 30,
                                     1998.

     GENCORP UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME

                          YEAR ENDED NOVEMBER 30, 1998


                                                             HISTORICAL                                       PRO FORMA
                                ---------------------------------------------------------------------   ----------------------
                                                    DISCONTINUED OPERATIONS (1)
                                          ------------------------------------------------
                                             OMNOVA                 ADDITIONS                GENCORP     ADDITIONS       NEW
                                GENCORP   SOLUTIONS(2)   PENN(3)   (DEDUCTIONS)   SUBTOTAL   RESTATED   (DEDUCTIONS)   GENCORP
                                -------   ------------   -------   ------------   --------   --------   ------------   -------
                                                         (DOLLARS IN MILLIONS, EXCEPT PER SHARE DATA)
NET SALES.....................  $1,737       $   624     $   65      $     -      $   689     $1,048      $      -     $1,048
COSTS AND EXPENSES
Cost of products sold.........   1,379           407         42            -          449        930             4(5)     934
Selling, general and
  administrative..............     149           117         19           (5)(4)      131         18             4(5)      13
                                                                                                                (9)(6)
Depreciation..................      62            18          2            -           20         42            (1)(6)     41
Interest expense..............      14             8          -            -            8          6            (3)(7)      3
Other (income) expense, net...       2             1          -            -            1          1             -          1
Unusual items.................      (5)            3          1            -            4         (9)            -         (9)
                                -------      -------     -------     -------      -------     ------      --------     ------
                                 1,601           554         64           (5)         613        988            (5)       983
                                -------      -------     -------     -------      -------     ------      --------     ------
INCOME FROM CONTINUING
  OPERATIONS BEFORE INCOME
  TAXES.......................     136            70          1            5           76         60             5         65
Income taxes..................      52            28          -            2(8)        30         22             2(8)      24
                                -------      -------     -------     -------      -------     ------      --------     ------
INCOME FROM CONTINUING
  OPERATIONS..................      84       $    42     $    1      $     3      $    46         38             3         41
                                             =======     =======     =======      =======
INCOME FROM DISCONTINUED
  OPERATIONS..................      --                                                            46             -         46
                                -------                                                       ------      --------     ------
NET INCOME....................  $   84                                                        $   84      $      3     $   87
                                =======                                                       ======      ========     ======
EARNINGS PER SHARE OF COMMON
  STOCK
    Basic:
      Continuing operations...  $ 2.02                                                        $  .91                   $  .98
      Discontinued
        operations............       -                                                          1.11                     1.11
                                -------                                                       ------                   ------
        Total.................  $ 2.02                                                        $ 2.02                   $ 2.09
                                =======                                                       ======                   ======
    Diluted:
      Continuing operations...  $ 1.99                                                        $  .90                   $  .98
      Discontinued
        operations............       -                                                          1.09                     1.09
                                -------                                                       ------                   ------
        Total.................  $ 1.99                                                        $ 1.99                   $ 2.07
                                =======                                                       ======                   ======
WEIGHTED AVERAGE NUMBER OF
  SHARES (IN THOUSANDS):
    Basic.....................  41,468                                                        41,468                   41,468
    Diluted...................  42,033                                                        42,033                   42,033


  See Notes to Unaudited Pro Forma Condensed Consolidated Statement of Income for the Three Months Ended February 28, 1999 and for the Year Ended November 30,
                                     1998.

          GENCORP NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED
                              STATEMENTS OF INCOME

FOR THE THREE MONTHS ENDED FEBRUARY 28, 1999 AND FOR THE YEAR ENDED NOVEMBER 30,
                                      1998


(1) The "Discontinued Operations" columns in the unaudited pro forma condensed consolidated statement of income represent the historical results of operations of the Omnova Solutions businesses, the Penn business plus the effects of certain adjustments, which are reasonable in the opinion of GenCorp's management, to properly present those results as discontinued operations. The Omnova Solutions and Penn businesses represent the historical Polymer Products business segment of GenCorp.



(2) To reclassify the historical results of operations of Omnova Solutions to discontinued operations.


(3) To reclassify the historical results of operations of Penn, which was sold on April 30, 1999, to discontinued operations.


(4) To adjust the historical results of Omnova Solutions for the allocated general corporate expenses that will be retained by GenCorp when Omnova Solutions is reported as a discontinued operation.



(5) To record the increase in pension expense attributable to the transfer to Omnova Solutions of a portion of the excess of the defined benefit pension plans' assets over the related obligations for Omnova Solutions' employees and retirees.



(6) To transfer corporate costs that will be assumed by Omnova Solutions as a result of the Distribution. After the Distribution, these costs will no longer be incurred by New GenCorp. This adjustment also includes the costs associated with the corporate assets transferred to Omnova Solutions from GenCorp.



(7) To adjust interest expense to the amount computed based on the debt to be retained by GenCorp after the receipt of a dividend from Omnova Solutions for approximately $188 million and the application of the amount received to repay indebtedness. The interest rate was 5.6% and 5.8% for the three months ended February 28, 1999 and for the year ended November 30, 1998, respectively. The rate was primarily based on LIBOR plus a margin as specified in GenCorp's credit agreement. A quarter point change in the interest rate would result in a $.1 million and $.5 million change in interest expense for the three months ended February 28, 1999 and for the year ended November 30, 1998, respectively.



(8) To record the estimated income taxes related to the pro forma adjustments referred to in notes (4), (5), (6) and (7) above at an estimated combined U.S. federal and state income tax rate of 40%.


(9) The unaudited pro forma condensed consolidated statement of income does not include nonrecurring items that are directly attributable to the Distribution, sale of Penn and estimated future cost savings as follows:

        (a) The one-time costs estimated at $16 million after tax associated with the Distribution such as investment banking, legal and professional fees, severance costs, retention bonuses for key employees, financing fees, relocation costs and expenses associated with a voluntary early retirement program.

        (b) The after-tax gain of $9 million on the sale of Penn that occurred on April 30, 1999.

        (c) Annual pre-tax cost savings in costs of products sold and selling, general and administrative expenses that are estimated between $4 to $5 million as a result of the Distribution.

                     GENCORP UNAUDITED PRO FORMA CONDENSED
                       CONSOLIDATED STATEMENTS OF INCOME

                 FOR THE YEARS ENDED NOVEMBER 30, 1997 AND 1996


     The following unaudited pro forma condensed consolidated statements of income for the years ended November 30, 1997 and 1996 show the effects on reported results of operations of GenCorp assuming the proposed Distribution of Omnova Solutions and the sale of Penn were consummated and, as a result, the results of operations of Omnova Solutions and Penn are presented as discontinued operations. These income statements are presented on a pro forma basis pending the occurrence of the event that would establish the measurement date for treatment of Omnova Solutions as a discontinued operation, mainly the approval by GenCorp's shareholders and the declaration by GenCorp's Board of Directors of the special dividend contemplated by the Distribution.


     The unaudited pro forma condensed consolidated statements of income should be read in conjunction with the historical financial statements and the related notes thereto of GenCorp incorporated by reference into this proxy statement from GenCorp's Annual Report on Form 10-K for the year ended November 30, 1998. The unaudited pro forma condensed consolidated statements of income are not necessarily indicative of the results that actually would have occurred if the Distribution and sale of Penn had been consummated during those periods or of the results which may be attained in the future.

     GENCORP UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME

                          YEAR ENDED NOVEMBER 30, 1997


                                                             DISCONTINUED OPERATIONS (1)
                                                   ------------------------------------------------
                                                      OMNOVA                 ADDITIONS                GENCORP
                                         GENCORP   SOLUTIONS(2)   PENN(3)   (DEDUCTIONS)   SUBTOTAL   RESTATED
                                         -------   ------------   -------   ------------   --------   --------
                                                     (DOLLARS IN MILLIONS, EXCEPT PER SHARE DATA)
NET SALES..............................  $ 1,568       $548         $67         $--          $615     $   953
COSTS AND EXPENSES
Cost of products sold..................    1,243        369          45          --           414         829
Selling, general and administrative....      147        106          19          (5)(4)       120          27
Depreciation...........................       56         15           2          --            17          39
Interest expense.......................       16          4          --          --             4          12
Other (income) expense, net............      (12)        (3)         (1)         --            (4)         (8)
                                         -------       ----         ---         ---          ----     -------
                                           1,450        491          65          (5)          551         899
                                         -------       ----         ---         ---          ----     -------
INCOME FROM CONTINUING OPERATIONS
  BEFORE INCOME TAXES..................      118         57           2           5            64          54
Income taxes (benefit).................      (19)        23           1           2(5)         26         (45)
                                         -------       ----         ---         ---          ----     -------
INCOME FROM CONTINUING OPERATIONS......      137       $ 34         $ 1         $ 3          $ 38          99
                                                       ====         ===         ===          ====
INCOME FROM DISCONTINUED OPERATIONS....       --                                                           38
                                         -------                                                      -------
NET INCOME.............................  $   137                                                      $   137
                                         =======                                                      =======
EARNINGS PER SHARE OF COMMON STOCK
     Basic:
       Continuing operations...........  $  3.71                                                      $  2.68
       Discontinued operations.........       --                                                         1.03
                                         -------                                                      -------
          Total........................  $  3.71                                                      $  3.71
                                         =======                                                      =======
     Diluted:*
       Continuing operations...........  $  3.40                                                      $  2.48
       Discontinued operations.........       --                                                          .92
                                         -------                                                      -------
          Total........................  $  3.40                                                      $  3.40
                                         =======                                                      =======
WEIGHTED AVERAGE NUMBER OF SHARES (IN
  THOUSANDS):
     Basic.............................   37,023                                                       37,023
     Diluted...........................   41,362                                                       41,362


---------------

* Diluted earnings per share assumes the conversion of GenCorp's $115,000,000 8% Convertible Subordinated Debentures Due August 1, 2002 (Debentures) as of the beginning of the year. As a result, net income used in the calculation was increased by $3 million which represents the after tax interest on the Debentures prior to conversion in the second quarter of 1997.

  See Notes to Unaudited Pro Forma Condensed Consolidated Statement of Income
                for the Years Ended November 30, 1997 and 1996.

     GENCORP UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME

                          YEAR ENDED NOVEMBER 30, 1996


                                                            DISCONTINUED OPERATIONS (1)
                                                  ------------------------------------------------
                                                     OMNOVA                 ADDITIONS                GENCORP
                                        GENCORP   SOLUTIONS(2)   PENN(3)   (DEDUCTIONS)   SUBTOTAL   RESTATED
                                        -------   ------------   -------   ------------   --------   --------
                                                    (DOLLARS IN MILLIONS, EXCEPT PER SHARE DATA)
NET SALES.............................  $ 1,515       $506         $68         $--          $574     $   941
COSTS AND EXPENSES
Cost of products sold.................    1,200        329          46          --           375         825
Selling, general and administrative...      143         97          19          (5)(4)       111          32
Depreciation..........................       58         14           1          --            15          43
Interest expense......................       27          8           1          --             9          18
Other (income) expense, net...........        3          1          --          --             1           2
Unusual items.........................       42         (4)         --          --            (4)         46
                                        -------       ----         ---         ---          ----     -------
                                          1,473        445          67          (5)          507         966
                                        -------       ----         ---         ---          ----     -------
INCOME FROM CONTINUING OPERATIONS
  BEFORE INCOME TAXES.................       42         61           1           5            67         (25)
Income taxes (benefit)................       --         24          --           2(5)         26         (26)
                                        -------       ----         ---         ---          ----     -------
INCOME FROM CONTINUING OPERATIONS.....       42       $ 37         $ 1         $ 3          $ 41           1
                                                      ====         ===         ===          ====
INCOME FROM DISCONTINUED OPERATIONS...       --                                                           41
                                        -------                                                      -------
NET INCOME............................  $    42                                                      $    42
                                        =======                                                      =======
EARNINGS PER SHARE OF COMMON STOCK
     Basic:
       Continuing operations..........  $  1.25                                                      $   .02
       Discontinued operations........       --                                                         1.23
                                        -------                                                      -------
          Total.......................  $  1.25                                                      $  1.25
                                        =======                                                      =======
     Diluted:*
       Continuing operations..........  $  1.16                                                      $   .15
       Discontinued operations........       --                                                         1.01
                                        -------                                                      -------
          Total.......................  $  1.16                                                      $  1.16
                                        =======                                                      =======
WEIGHTED AVERAGE NUMBER OF SHARES (IN
  THOUSANDS):
     Basic............................   33,430                                                       33,430
     Diluted..........................   40,729                                                       40,729


---------------

* Diluted earnings per share assumes the conversion of GenCorp's $115,000,000 8% Convertible Subordinated Debentures Due August 1, 2002 (Debentures). As a result, net income used in the calculation was increased by $5 million which represents the after tax interest on the Debentures for the entire year.

See Notes to Unaudited Pro Forma Condensed Consolidated Statement of Income for
                  the Years Ended November 30, 1997 and 1996.

          GENCORP NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED
                              STATEMENTS OF INCOME

                 FOR THE YEARS ENDED NOVEMBER 30, 1997 AND 1996


(1) The "Discontinued Operations" columns in the unaudited pro forma condensed consolidated statement of income represent the historical results of operations of the Omnova Solutions businesses, the Penn business plus the effects of certain adjustments, which are reasonable in the opinion of GenCorp's management, to properly present those results as discontinued operations. The Omnova Solutions and Penn businesses represent the historical Polymer Products business segment of GenCorp.



(2) To reclassify the historical results of operations of Omnova Solutions to discontinued operations.


(3) To reclassify the historical results of operations of Penn, which was sold on April 30, 1999, to discontinued operations.


(4) To adjust the historical results of Omnova Solutions for the allocated general corporate expenses that will be retained by GenCorp when Omnova Solutions is reported as a discontinued operation.



(5) To record the estimated income taxes related to the pro forma adjustment referred to in note (4) above at an estimated combined U.S. federal and state income tax rate of 40%.

              OMNOVA SOLUTIONS SELECTED HISTORICAL FINANCIAL DATA



     The financial data as of November 30, 1998 and 1997 and for each of the three years in the period ended November 1998, and as of and for the three months ended February 28, 1998 and 1999 has been derived from the audited and unaudited financial statements of Omnova Solutions contained in this proxy statement. The other historical financial data is unaudited. The historical financial statements of Omnova Solutions contained in this proxy statement are presented as if Omnova Solutions was a separate entity for all periods presented.


     You should keep the following in mind when reviewing this data:

     - Segment operating profit represents net sales less applicable costs, expenses and provisions for restructuring and unusual items relating to operations. Segment operating profit excludes corporate income and expenses, provisions for nonoperating unusual items, interest expense and income taxes.


     - During fiscal 1994, Omnova Solutions recorded a charge of $23 million for the cumulative effect of accounting changes for postretirement benefits other than pensions and income taxes.



     - During fiscal 1996, Omnova Solutions recorded unusual income of $4 million from the sale of the structural urethane adhesives business.



     - During fiscal 1997, Omnova Solutions acquired Printworld. During fiscal 1998, Omnova Solutions acquired (1) the U.S. specialty chemicals business of Sequa Chemicals, (2) the commercial wallcovering business of Walker Greenbank PLC and (3) the Calhoun, Georgia latex facility of The Goodyear Tire & Rubber Company. These acquisitions are reflected in the income statement and balance sheet data beginning on the acquisition dates.



     - During fiscal 1998, Omnova Solutions recorded unusual expense of $3 million pre-tax related to exiting the residential wallcovering business.


                                                                                  THREE MONTHS
                                                 YEAR ENDED NOVEMBER 30,         ENDED FEB. 28,
                                             --------------------------------    ---------------
                                             1994   1995   1996   1997   1998     1998     1999
                                             ----   ----   ----   ----   ----    ------   ------
                                                            (DOLLARS IN MILLIONS)
INCOME STATEMENT DATA:
Net sales..................................  $479   $525   $506   $548   $624     $134     $171
Segment operating profit...................    40     57     74     66     83       15       17
Income before cumulative effect of
  accounting changes.......................    16     27     37     34     42        8        7
Cumulative effect of accounting changes....   (23)    --     --     --     --       --       --
                                             ----   ----   ----   ----   ----     ----     ----
Net income (loss)..........................  $ (7)  $ 27   $ 37   $ 34   $ 42     $  8     $  7
                                             ====   ====   ====   ====   ====     ====     ====
BALANCE SHEET DATA (AT PERIOD END):
Total assets...............................  $240   $226   $233   $277   $603     $266     $603
Long-term debt.............................    --     --     --     --     --       --       --
Divisional equity..........................   159    146    147    182    489      193      499

                        OMNOVA SOLUTIONS CAPITALIZATION



     The following table sets forth the capitalization of Omnova Solutions at February 28, 1999, the Omnova Solutions principal financial adjustments that will result from the Distribution and the pro forma capitalization of Omnova Solutions after giving effect to the Distribution. You should read this data in conjunction with the historical financial statements and the unaudited pro forma condensed financial statements of Omnova Solutions included elsewhere in this proxy statement.


     The pro forma adjustments reflect:

     - The anticipated borrowing of approximately $188 million and the resulting payment of a dividend to GenCorp in that amount. The actual amount to be borrowed and paid to GenCorp will be determined immediately prior to the Distribution.


     - The $215 million effect of the Distribution on divisional equity described in the Omnova Solutions Unaudited Pro Forma Condensed Combined Balance Sheet as of February 28, 1999 included in this proxy statement.



                                                                        FEBRUARY 28, 1999
                                                              -------------------------------------
                                                                                           OMNOVA
                                                               OMNOVA       PRO FORMA     SOLUTIONS
                                                              SOLUTIONS    ADJUSTMENTS    PRO FORMA
                                                              ---------    -----------    ---------
                                                                      (DOLLARS IN MILLIONS)
Notes payable...............................................    $  6          $  --         $  6
Long-term debt..............................................      --            188          188
                                                                ----          -----         ----
Total debt..................................................       6            188          194
Total divisional equity.....................................     499           (215)         284
                                                                ----          -----         ----
TOTAL CAPITALIZATION........................................    $505          $ (27)        $478
                                                                ====          =====         ====

            OMNOVA SOLUTIONS MANAGEMENT'S DISCUSSION AND ANALYSIS OF


                 FINANCIAL CONDITION AND RESULTS OF OPERATIONS


OVERVIEW


     Since 1994, GenCorp's key strategy has been to become a more focused company in fewer businesses. The businesses targeted were those with the greatest potential to generate value from continuing improved performance and expansion in existing markets, and through enhanced growth by entering attractive new and related markets. On December 17, 1998, GenCorp announced its plans to spin off its Performance Chemicals and Decorative & Building Products businesses to GenCorp shareholders as a separate publicly traded polymer products company (Omnova Solutions).



     Omnova Solutions will operate two business segments, Performance Chemicals and Decorative & Building Products. The Performance Chemicals unit manufactures a broad range of emulsion polymers and specialty chemicals used as coatings, binders, adhesives, and additives for paper, carpet, textile and various other specialty chemical industries. Decorative & Building Products designs, manufactures and markets a comprehensive line of polyvinyl chloride and paper-based decorative and functional surface products including wallcovering, coated fabrics and vinyl woodgrain and paper laminates for furniture, construction, remodeling and other commercial applications, as well as membrane systems for roofing.



     Omnova Solutions' sales are affected by numerous factors. In the Performance Chemicals business, the key sales drivers are the ability to create custom polymer and specialty chemical solutions to enhance customer product performance; domestic demand for coated paper; and trends in the carpet, textile, and specialty markets. In the Decorative & Building Products business, commercial wallcovering and building systems sales are driven by trends in refurbishment of commercial office buildings, hotels, hospitals and schools and, to a lesser degree, new construction cycles. Product design and styling are important product differentiators in the commercial wallcovering business. Sales trends in decorative laminates and coated fabrics typically move with general economic trends, with slightly greater growth due to the business units' ability to produce enhanced designs and styles to meet the needs of commercial and residential furniture customers. Omnova Solutions is subject to volatility in its operating costs arising from changes in the price of several key raw materials including polyvinyl chloride, styrene and butadiene.



     Omnova Solutions' annual sales have grown from $479 million in 1994 to $624 million in 1998. During the same period, Omnova Solutions' segment operating profit doubled from $40 million to $83 million. Omnova Solutions' revenue growth is due to both strategic acquisitions and growth in existing product lines. The significant growth in segment operating profit was due to acquisitions, operational improvement initiatives, aggressive cost containment and a general shift toward higher margin products.



     Recent strategic acquisitions of Performance Chemicals include the purchase of the Lytron(R) polystyrene latex plastic pigment business in 1996, which broadened offerings to the paper industry; the acquisition of The Goodyear Tire & Rubber Company's Calhoun, Georgia latex facility in 1998, which provided new manufacturing capacity, increased presence in the Southeastern U.S. and an expanded customer base; and the acquisition of Sequa Chemical's U.S. specialty chemicals business in 1998, which expanded existing emulsion polymer market positions and provided entry into new related specialty chemical markets. In fiscal 1999, Performance Chemicals acquired PolymerLatex's U.S. acrylics business in Fitchburg, Massachusetts which strengthened and diversified markets in acrylic emulsions and other specialty chemicals; and Morton International's global latex floor care business, which provided a complementary product line and customer base. In 1996, Performance Chemicals sold its structural urethane adhesives business.



     Recent strategic acquisitions of Decorative & Building Products include the purchase of Printworld in 1997, which added paper laminates to its vinyl laminate portfolio and provided entry into the transfer printing market for furnishings and apparel; and the 1998 acquisition of Walker Greenbank's U.K.-based commercial wall-covering business which provided two European facilities and a platform from which to market other decorative and building products. Also during 1998, Decorative & Building Products sold its residential wallcovering business.

     The combined financial statements of Omnova Solutions generally reflect the financial position, results of operations and cash flows of the operations expected to be transferred to Omnova Solutions in connection with the Distribution. Accordingly, Omnova Solutions' combined financial statements have been carved out from the consolidated financial statements of GenCorp using the historical results of operations and historical basis of the assets and liabilities of Omnova Solutions' businesses and the allocation methodology described in Note A to Omnova Solutions' Combined Financial Statements. Omnova Solutions will operate as two business segments, Performance Chemicals and Decorative & Building Products. The combined financial statements of Omnova Solutions do not include certain assets and liabilities which will be transferred to Omnova Solutions in connection with the Distribution. See "Omnova Solutions Unaudited Pro Forma Condensed Combined Financial Statements" and Note A to Omnova Solutions' Combined Financial Statements. Management believes the assumptions underlying Omnova Solutions' financial statements are reasonable.


RESULTS OF OPERATIONS FIRST THREE MONTHS FISCAL 1999 COMPARED TO 1998

     Total sales increased for the first quarter of 1999 by 28% to $171 million compared to $134 million in the first quarter of 1998. This increase mainly relates to sales attributable to the 1998 acquisitions. Total segment operating profit during the first quarter of 1999 improved 13% to $17 million versus $15 million in the first quarter of 1998. Net income was $7 million in the first three months of fiscal 1999 compared to $8 million in the same period of 1998.

     Net sales for Performance Chemicals increased for the first quarter of 1999 by 57% to $74 million compared to $47 million in the first quarter of 1998. The increase reflects sales attributable to the 1998 acquisitions. Excluding the effect of acquired businesses, volume was flat compared to 1998 while pricing was down slightly. Segment operating profit during the first quarter of 1999 improved 20% to $6 million versus $5 million in the first quarter of 1998. Segment operating profit margins declined to 8.1% in the first quarter of 1999 versus 10.6% in the 1998 first quarter. The decline is primarily due to lower pricing and integration costs related to acquisition activity in the latter half of 1998.

     Sales for Decorative & Building Products increased for the first quarter of 1999 by 12% to $97 million compared to $87 million in the first quarter of 1998. These increases were mainly related to the European wallcovering acquisition and higher volumes in the building systems and decorative laminates businesses, which more than offset the decline in sales resulting from the divestiture of the residential wallcovering business. Segment operating profit during the first quarter of 1999 improved 10% to $11 million versus $10 million in the first quarter of 1998. Segment operating profit margins were comparable at 11.3% in the first quarter of 1999 versus 11.5% for the first quarter of 1998.

     During the quarter, Decorative & Building Products continued its integration of the European wallcovering business. Synergies realized from the 1997 Printworld acquisition have led to significant sales growth in the decorative laminates business from new coordinated paper and vinyl product lines. Decorative & Building Products has also increased market share across all of its building systems product lines.

     Interest expense allocated from GenCorp increased to $5 million in the first quarter of 1999 compared to $1 million in the first quarter of 1998. The increase in interest expense relates to the increase in GenCorp's debt from February 28, 1998 to February 28, 1999 due primarily to the fiscal 1998 acquisitions.

RESULTS OF OPERATIONS FISCAL 1998 COMPARED TO 1997


     Total sales for Omnova Solutions increased $76 million, or 14%, to $624 million in 1998 from $548 million in 1997. Total segment operating profit, excluding unusual items, in 1998 increased $20 million, or 30% to $86 million in 1998 from $66 million in 1997. Net income was $42 million in 1998 compared to $34 million in 1997, a 24% increase.


     Sales for Performance Chemicals increased $46 million, or 26%, to $226 million in 1998 from $180 million in 1997. The increase was attributable to the recent acquisitions and volume growth in the existing product lines, partially offset by a modest decline in pricing. Segment operating profit for Performance Chemicals increased by $13 million, or 59%, to $35 million in 1998 from $22 million in 1997. The increase was also attributable to the recent acquisitions and volume growth in the existing product lines. Operating profit margins for Performance Chemicals increased to 15.5% in 1998 from 12.2% in 1997, resulting primarily from lower raw material pricing in 1998.

     Decorative & Building Products sales increased $30 million, or 8%, to $398 million in 1998 from $368 million in 1997. The increase was primarily attributable to sales related to the commercial wallcovering business acquired in 1998 and higher sales in the building systems, decorative laminates and coated fabrics businesses. Segment operating profit, excluding unusual items, increased by $7 million, or 16%, to $51 million in 1998 from $44 million in 1997. Segment operating profit margins for this segment increased to 12.8% in 1998 from 12.0% in 1997. These increases were related to the 1998 acquisition and the strong performance of building systems, decorative laminates, heat transfer and coated fabrics product lines.

     Interest expense allocated from GenCorp increased to $8 million in 1998 compared to $4 million in 1997. The increase in interest expense relates to the increase in GenCorp's debt during fiscal 1998 due primarily to the fiscal 1998 acquisitions.


     As compared to 1998, other (income) expense was favorably impacted in fiscal 1997 by the reimbursement of expenses related to an environmental settlement. Omnova Solutions recognized unusual expense of $3 million in 1998 related to exiting the residential wallcovering business.


RESULTS OF OPERATIONS FISCAL 1997 COMPARED TO FISCAL 1996


     Total sales for Omnova Solutions increased $42 million, or 8% in 1997 to $548 million from $506 million in 1996. Total segment operating profit, excluding unusual items, in 1997 decreased $4 million or 6% to $66 million in 1997 from $70 million in 1996. Net income was $34 million in 1997 compared to $37 million in 1996, an 8% decrease.


     Sales for Performance Chemicals increased 8% to $180 million in 1997 from $166 million in 1996. The improvement was primarily due to volume increases across paper coating and Lytron(R) product lines. Segment operating profit, excluding unusual items, in 1997 was $22 million compared to $25 million in 1996. Segment operating profit margins declined to 12.2% from 15.1%. The decrease was attributable to lower average selling prices and increased raw material costs, which were consistent with the industry.


     Decorative & Building Products sales increased 8% to $368 million in 1997 from $340 million in 1996. The improvement was primarily due to volume growth in the commercial wallcovering and roofing product lines, and the acquisition of Technographics Inc.'s Printworld business. This increase was partially offset by sales declines in the residential wallcovering and plastic films businesses. Segment operating profit in 1997 was $44 million compared to $45 million in 1996. Segment operating profit margins were 12.0% in 1997 compared to 13.2% in 1996. The decrease was attributable to increased raw material costs and start-up costs related to new product offerings during fiscal 1997.


     Interest expense allocated from GenCorp decreased to $4 million in 1997 compared to $8 million in 1996. The decrease in interest expense relates primarily to the conversion of GenCorp's $115,000,000 8% Convertible Subordinated Debentures Due August 1, 2002 into GenCorp common stock.


     Other (income) expense was favorably impacted in fiscal 1997 by the reimbursement of expenses related to an environmental settlement. There were no unusual items in 1997 as compared to 1996 when Omnova Solutions recognized unusual income of $4 million from the sale of the structural urethane adhesives business.


FINANCIAL RESOURCES AND CAPITAL SPENDING

  FIRST QUARTER 1999 AND 1998

     Cash flow used in operating activities for the first three months of fiscal 1999 was $3 million as compared to zero in the first three months of 1998. The cash flow used by operating activities primarily reflects a higher working capital requirement.

     For the first three months of 1999, $1 million was used for investing activities, including the acquisition of the U.S. acrylics emulsion business of PolymerLatex for $9 million, consisting of cash of $3 million and a note for $6 million, and capital expenditures of $7 million, offset by proceeds of $9 million from the sale of the residential wallcovering business. This is compared to $3 million used for investing activities in the first three months of 1998, which was for capital expenditures.

  FISCAL 1998, 1997, AND 1996


     Cash flow provided by operating activities for fiscal 1998 was $52 million compared to $57 million in 1997 and $51 million in 1996. Working capital requirements for Omnova Solutions have remained relatively constant from year-to-year.


     In fiscal 1998, $312 million was used for investing activities including $294 million for acquisitions and capital expenditures of $18 million. The acquisitions included Sequa Corporation's specialty chemicals unit for $108 million, Walker Greenbank's commercial wallcovering business for $112 million and The Goodyear Tire & Rubber Company's Calhoun, Georgia latex facility for $74 million. This is compared to $58 million used for investing activities in fiscal 1997, which included the acquisition of Technographics, Inc.'s Printworld business for $47 million and capital expenditures of $11 million. Cash flow used in investing activities during fiscal 1996 was $15 million, which included the acquisition of Morton International's Lytron(R) business for $4 million and capital expenditures of $15 million, offset by $4 million of proceeds received from the sale of the structural urethane adhesives business.


     Cash flow provided by financing activities in fiscal 1998 was $264 million compared to $1 million in 1997 and cash flow used of $36 million in 1996. The increase in net transactions with GenCorp during fiscal 1998 was primarily due to cash required by Omnova Solutions for its fiscal 1998 acquisitions.


  CAPITAL SPENDING


     Capital expenditures were made and are planned principally for capacity expansion and asset replacement, cost reduction, safety and productivity improvements and environmental protection. Capital expenditures totaled $7 million for the first three months of fiscal 1999, and $18 million in 1998, $11 million in 1997 and $15 million in 1996. Omnova Solutions' total capital expenditures in 1999 are currently projected to be approximately $53 million. Planned expenditures for 1999 increased significantly due to $10 million of planned equipment upgrades and additions in Decorative & Building Products; $8 million planned for Performance Chemicals' capacity expansion and renovation of its pilot plant; and $12 million for planned improvements to recently acquired businesses including Sequa Chemicals and Walker Greenbank's commercial wallcovering business. Management of Omnova Solutions plans to fund these capital expenditures from cash flow from operations and, if necessary, from borrowings under its new credit facility.



     Based upon current and anticipated levels of operations and plans for integrating recent acquisitions, Omnova Solutions believes that its cash flow from operations, combined with borrowings that will be available under its new credit facility will be sufficient to enable Omnova Solutions to meet its current and anticipated cash operating requirements, including scheduled interest and principal payments, capital expenditures and working capital needs for the next 12 months. However, actual capital requirements may change, particularly as a result of any acquisitions which Omnova Solutions may make. The ability of Omnova Solutions to meet its current and anticipated operating requirements will be dependent upon the future performance of Omnova Solutions which, in turn, will be subject to general economic conditions and to financial, business and other factors, including factors beyond Omnova Solutions' control. Depending on the nature, size and timing of future acquisitions, the Company may be required to raise additional financing. There can be no assurances that additional financing will be available to Omnova Solutions on acceptable terms. In addition, the tax rules related to the Distribution may limit Omnova Solutions' ability for a period of time to fund acquisitions through the issuance of equity securities. Substantially all of the debt of Omnova Solutions will bear interest at variable rates; therefore, its liquidity and financial condition is and will continue to be affected by changes in prevailing interest rates.

ENVIRONMENTAL MATTERS


     Omnova Solutions' policy is to conduct its businesses with due regard for the preservation and protection of the environment. Omnova Solutions devotes resources and management attention to environmental matters and actively manages its ongoing processes to comply with extensive environmental laws and regulations.



     Capital expenditures for projects related to the environment were approximately $1 million in each of 1998, 1997 and 1996. Omnova Solutions currently forecasts that capital expenditures for environmental projects will approximate $2 million in each of 1999 and 2000. During 1998, noncapital expenditures for environmental compliance and protection totaled $4 million all of which were for recurring costs associated with managing hazardous substances and pollution abatement in ongoing operations. Similar noncapital expenditures were $3 million in each of 1997 and 1996. It is presently expected that noncapital environmental expenditures for the next several years will be consistent with historical expenditure levels.



     Management believes, on the basis of presently available information, that resolution of environmental matters will not materially affect future results of operation, liquidity, capital resources or the consolidated financial condition of Omnova Solutions. See "Risk Factors."


INFORMATION SYSTEMS AND THE YEAR 2000


     Omnova Solutions is currently engaged in a comprehensive project to upgrade its information, technology, manufacturing and facilities computer hardware and software programs to address the Year 2000 issue at its domestic and international businesses. Many of Omnova Solutions' systems include new hardware and updated software packages purchased from established vendors who have represented that these systems are Year 2000 ready. Omnova Solutions does not have large centralized systems, a factor which Omnova Solutions believes reduces the risk of a single point of failure having wide-spread impact on Omnova Solutions.



     As part of this project, Omnova Solutions has formally communicated with all of its significant suppliers, vendors and large customers to determine the extent to which Omnova Solutions is vulnerable to those parties' failures to correct their own Year 2000 issues. As of February 28, 1999, Omnova Solutions has received approximately 75% of the responses, and those responses generally indicate that these parties will be Year 2000 ready.



     Omnova Solutions has completed an inventory and assessment of its information technology systems. Both internal and external resources are being utilized to test Omnova Solutions' software for Year 2000 readiness and, where necessary, the systems are being remediated through upgrading, replacement or reprogramming. Also, Omnova Solutions has completed an inventory and assessment of its non-information technology (embedded) systems, prioritizing the impact of each of these systems on Omnova Solutions' ability to conduct its operations and, as necessary, obtaining vendor verification and/or remediation of those systems. The process of analyzing, prioritizing, remediating and testing will be an iterative process until all critical systems are Year 2000 ready.



     The estimated cost for this project is projected to range between $3 million and $5 million, which is being funded through operating cash flows. Omnova Solutions has spent approximately $1 million as of February 28, 1999 on this project, most of which has been for internal remediation efforts and expects to spend a significant amount of the remaining budget in the second and third quarter of 1999. Excluding recent acquisitions, Omnova Solutions believes that approximately 70% of its systems are Year 2000 ready as of February 28, 1999 and the remaining systems will be Year 2000 ready by mid-year 1999. Recent acquisitions are targeted for completion by the end of the third quarter of 1999.



     Based upon currently available information and considering Omnova Solutions' decentralized systems and Year 2000 efforts, management believes that the most reasonably likely worst case scenario could result in minor short-term business interruptions. Omnova Solutions is preparing contingency plans which include alternative sourcing to minimize any disruptions to its businesses resulting from a vendor or supplier not being Year 2000 ready. However, failure by Omnova Solutions and/or vendors and customers to complete Year 2000 readiness work in a timely manner could have a material adverse effect on certain of Omnova Solutions' operations.

Omnova Solutions' exposure could increase or its timetable for Year 2000 readiness could be delayed as a result of any new acquisitions.


ADOPTION OF THE EURO


     Based upon a preliminary evaluation, management believes that the adoption of the Euro by the European Economic Community will not have a material impact on Omnova Solutions' international businesses. Omnova Solutions' foreign operations currently are small and each operation conducts the majority of its business in a single currency with minimal price variations between countries.


QUANTITATIVE AND QUALITATIVE DISCLOSURE ABOUT MARKET RISK


     Although Omnova Solutions conducts business in foreign countries, international operations were not material to Omnova Solutions' consolidated financial position, results of operations or cash flows as of February 28, 1999. Additionally, foreign currency transaction gains and losses were not material to Omnova Solutions' results of operations for the three months ended February 28, 1999. While international operations have not been significant in the past, Omnova Solutions could be subject to material foreign currency exchange rate risk with respect to future operations and cash flows due to Omnova Solutions' acquisition of the European wallcovering business in late 1998. To date, Omnova Solutions has not entered into any significant foreign currency forward exchange contracts or other derivative financial instruments to hedge the effects of adverse fluctuations in foreign currency exchange rates. Omnova Solutions is evaluating the future use of these financial instruments.


NEW ACCOUNTING PRONOUNCEMENTS


     Omnova Solutions adopted Statement of Financial Accounting Standards No. 130, "Reporting Comprehensive Income" (SFAS 130), as of December 1, 1998, which established standards for reporting and displaying comprehensive income and its components in the financial statements. The adoption of SFAS 130, which had no impact on Omnova Solutions' net income or divisional equity, requires translation adjustments to be included in other comprehensive income.



     In June 1997, the Financial Accounting Standards Board (FASB) issued Statement No. 131, "Disclosures about Segments of an Enterprise and Related Information" (SFAS 131). This statement is required to be adopted in fiscal year 1999. SFAS 131 requires that annual and interim financial and descriptive information about reportable operating segments be reported on the same basis used internally for evaluating segment performance and the allocation of resources. While Omnova Solutions has not yet determined the impact of adopting SFAS 131 on its financial statement disclosures, Omnova Solutions does not expect any change to its primary financial statements.



     In June 1998, the FASB issued Statement No. 133, "Accounting for Derivative Instruments and Hedging Activities", which is required to be adopted in fiscal year 2001. Because of Omnova Solutions' minimal use of derivatives, management does not anticipate that the adoption of this Statement will have a significant effect on earnings or the financial position of Omnova Solutions.



     In April 1998, the American Institute of Certified Public Accountants (AICPA) issued Statement of Position (SOP) 98-5, "Reporting the Costs of Start-up Activities" (SOP 98-5). SOP 98-5 is effective for Omnova Solutions beginning on December 1, 1999, and requires that start-up costs capitalized prior to December 1, 1999 be written off and any future start-up costs be expensed as incurred. Omnova Solutions has no capitalized start-up costs; therefore the adoption of SOP 98-5 will not have an effect on the combined financial statements.



     In March 1998, the AICPA issued SOP 98-1, "Accounting For the Costs of Computer Software Developed For or Obtained For Internal Use" (SOP 98-1). SOP 98-1 is effective for Omnova Solutions beginning on December 1, 1999. SOP 98-1 will require the capitalization of certain costs incurred after the date of adoption in connection with developing or obtaining software for internal use. Omnova Solutions believes it is in compliance with the standards established by SOP 98-1 and that its implementation will not impact Omnova Solutions' future earnings or financial position.

FORWARD-LOOKING STATEMENTS


     This proxy statement contains forward-looking statements as defined by the Private Securities Litigation Reform Act of 1995. These statements present (without limitation) the expectations, beliefs, plans and objectives of management and future financial performance and/or assumptions underlying or judgments concerning matters discussed in this document. These discussions and any other discussions contained in this proxy statement, except to the extent that they contain historical facts, are forward-looking and accordingly involve estimates, assumptions, judgments and uncertainties; in particular, this pertains to management's comments on financial resources, capital spending and the outlook for each of Omnova Solutions' business segments. The outcomes of forward-looking statements and material contingencies could differ materially from those discussed due to inherent economic risks and changes in prevailing governmental policies and regulatory actions. In addition to certain contingency matters and their respective cautionary statements discussed elsewhere in this proxy statement, the Forward-Looking Statements section of this Management's Discussion and Analysis indicates some important factors that could cause actual results or outcomes to differ materially from those addressed in the forward-looking statements.



     Some important factors that could cause Omnova Solutions' actual results or outcomes to differ from those expressed in its forward-looking statements include, but are not limited to, the following:



     - General economic trends affecting Omnova Solutions' markets


     - Governmental and regulatory policies including environmental regulations


     - Omnova Solutions' acquisition activities


     - Raw material prices for chemical feed stocks including polyvinyl chloride, styrene and butadiene


     - The ability of Omnova Solutions and its customers and vendors to successfully modify and convert their systems to be Year 2000 ready


     - Fluctuations in exchange rates of foreign currencies and other risks associated with foreign operations


     Additional risk factors may be described from time to time in Omnova Solutions' filings with the Securities and Exchange Commission. All of these risk factors are difficult to predict, contain material uncertainties that may affect actual results and may be beyond Omnova Solutions' control.

            OMNOVA SOLUTIONS UNAUDITED PRO FORMA CONDENSED COMBINED

                              FINANCIAL STATEMENTS


     The following unaudited pro forma condensed combined balance sheet as of February 28, 1999 and the unaudited pro forma condensed statements of combined income for the three months ended February 28, 1999 and for the year ended November 30, 1998 give effect to Omnova Solutions as a stand-alone entity. The pro forma condensed combined balance sheet is presented as if the Distribution had occurred on February 28, 1999, and the pro forma condensed statements of combined income are presented as if the Distribution and the 1998 acquisitions had occurred as of the beginning of the periods presented. These pro forma combined financial statements reflect the anticipated borrowing by Omnova Solutions of approximately $188 million and the payment of the borrowings by Omnova Solutions to GenCorp in the form of a dividend. The actual amount to be borrowed by Omnova Solutions and paid as a dividend to GenCorp will be determined at the time of the Distribution. The actual amount will depend, in part, on the amount of borrowings by GenCorp at that time. GenCorp's borrowings fluctuate throughout its fiscal year. The pro forma information is presented for illustrative purposes only and is not necessarily indicative of the results that would have been obtained had the transactions actually occurred on the dates assumed, nor is it necessarily indicative of the future combined results of operations.



     The pro forma condensed combined financial statements should be read in conjunction with the historical combined financial statements and the related notes thereto of Omnova Solutions included in this proxy statement.

     OMNOVA SOLUTIONS UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET


                               FEBRUARY 28, 1999


                                                                                   PRO FORMA
                                                              HISTORICAL    ------------------------
                                                                OMNOVA                      OMNOVA
                                                              SOLUTIONS     ADJUSTMENTS    SOLUTIONS
                                                              ----------    -----------    ---------
                                                                      (DOLLARS IN MILLIONS)
ASSETS:
CURRENT ASSETS
Cash and cash equivalents...................................     $  3                        $  3
Accounts receivable, net....................................      102                         102
Inventories.................................................       58                          58
Deferred income taxes.......................................        9                           9
Prepaid expenses and other..................................        3                           3
                                                                 ----                        ----
TOTAL CURRENT ASSETS........................................      175                         175
Prepaid pension.............................................                   $  35(1)        35
Property, plant and equipment, net..........................      194             13(2)       207
Goodwill, net...............................................      155                         155
Patents and other intangible assets, net....................       76                          76
Other assets................................................        3                           3
                                                                 ----          -----         ----
TOTAL ASSETS................................................     $603          $  48         $651
                                                                 ====          =====         ====

LIABILITIES AND DIVISIONAL EQUITY:
CURRENT LIABILITIES
Notes payable...............................................     $  6                        $  6
Accounts payable............................................       57                          57
Accrued payroll and personal property taxes.................        9                           9
Other current liabilities...................................        6          $   3(1)        25
                                                                                  16(2)
                                                                 ----          -----         ----
TOTAL CURRENT LIABILITIES...................................       78             19           97
Long-term debt..............................................                     188(3)       188
Postretirement benefits other than pensions.................                      43(1)        43
Deferred income taxes.......................................       17             (5)(1)       14
                                                                                   2(2)
Other liabilities...........................................        9             16(2)        25
                                                                 ----          -----         ----
TOTAL LIABILITIES...........................................      104            263          367
DIVISIONAL EQUITY...........................................      499           (215)(4)      284
                                                                 ----          -----         ----
TOTAL LIABILITIES AND DIVISIONAL EQUITY.....................     $603          $  48         $651
                                                                 ====          =====         ====


See Notes to Unaudited Pro Forma Condensed Combined Balance Sheet as of February
                                   28, 1999.

 OMNOVA SOLUTIONS NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET


                               FEBRUARY 28, 1999


(1) To record the transfer of net pension assets and retiree medical obligations and related deferred income taxes from GenCorp to Omnova Solutions. The estimated prepaid pension asset is attributable to the excess of pension assets over liabilities related to Omnova Solutions employees and retirees. The projected prepaid pension asset of $35 million and retiree medical benefit obligations of $46 million were actuarially determined based on Omnova Solutions' active and retired participants in the plans and the actuarial assumptions used were consistent with assumptions previously used by GenCorp. The pension assets were split based on the requirements of
    Section 414(i) of the Internal Revenue Code as prescribed by the Pension Benefit Guaranty Corporation and other management considerations.


(2) To record the transfer of certain property, plant and equipment, primarily GenCorp's corporate headquarters, related liabilities and deferred taxes from GenCorp.


(3) Reflects the anticipated borrowing by Omnova Solutions of approximately $188 million. The proceeds from the borrowing will be used to pay a dividend to GenCorp.


(4) To record the effect on divisional equity of the pro forma adjustments referred to in notes (1), (2) and (3) above.


                                                             (Dollars in millions)
     Transfer of prepaid pension(1)......................            $  35
     Transfer of postretirement benefits other than
       pensions(1).......................................              (46)
     Transfer of certain property, plant and equipment
       and related liabilities(2)........................              (19)
     Deferred income taxes related to (1) and (2)........                3
     Payment of dividend to GenCorp(3)...................             (188)
                                                                     -----
                                                                     $(215)
                                                                     =====

                                OMNOVA SOLUTIONS


           UNAUDITED PRO FORMA CONDENSED STATEMENT OF COMBINED INCOME

                      THREE MONTHS ENDED FEBRUARY 28, 1999


                                                                                    PRO FORMA
                                                            HISTORICAL     ----------------------------
                                                              OMNOVA                          OMNOVA
                                                            SOLUTIONS       ADJUSTMENTS      SOLUTIONS
                                                           ------------    -------------    -----------
                                                           (DOLLARS IN MILLIONS, EXCEPT PER SHARE DATA)
NET SALES................................................      $171            $   --         $   171
COSTS AND EXPENSES
Cost of products sold....................................       111                (2)(1)         109
Selling, general and administrative......................        37                (1)(1)          38
                                                                                    2(2)
Depreciation.............................................         5                --               5
Interest expense.........................................         5                (2)(3)           3
Other (income) expense, net..............................         2                --               2
                                                               ----            ------         -------
                                                                160                (3)            157
                                                               ----            ------         -------
INCOME BEFORE INCOME TAXES...............................        11                 3              14
Income taxes.............................................         4                 1(4)            5
                                                               ----            ------         -------
NET INCOME...............................................      $  7            $    2         $     9
                                                               ====            ======         =======
PRO FORMA NET INCOME PER SHARE:
  Basic..................................................                                     $   .22(6)
  Diluted................................................                                     $   .21(6)
WEIGHTED AVERAGE NUMBER OF SHARES (IN THOUSANDS):
  Basic..................................................                                      41,582
  Diluted................................................                                      42,034


    See Notes to Unaudited Pro Forma Condensed Statement of Combined Income for the Three Months Ended February 28, 1999 and for the Year Ended November 30,
                                     1998.

                                OMNOVA SOLUTIONS



           UNAUDITED PRO FORMA CONDENSED STATEMENT OF COMBINED INCOME


                          YEAR ENDED NOVEMBER 30, 1998


                                                                            PRO FORMA
                                             HISTORICAL    -------------------------------------------
                                               OMNOVA                                         OMNOVA
                                             SOLUTIONS     ADJUSTMENTS    ACQUISITIONS(5)    SOLUTIONS
                                             ----------    -----------    ---------------    ---------
                                                   (DOLLARS IN MILLIONS, EXCEPT PER SHARE DATA)
NET SALES..................................     $624         $   --            $142           $   766
COSTS AND EXPENSES
Cost of products sold......................      407             (4)(1)          87               490
Selling, general and administrative........      117             (4)(1)          36               158
                                                                  9(2)
Depreciation...............................       18              1(2)            7                26
Interest expense...........................        8              3(3)           --                11
Other (income) expense, net................        1             --              --                 1
Unusual items..............................        3             --              --                 3
                                                ----         ------            ----           -------
                                                 554              5             130               689
                                                ----         ------            ----           -------
INCOME BEFORE INCOME TAXES.................       70             (5)             12                77
Income taxes (benefit).....................       28             (2)(4)           5                31
                                                ----         ------            ----           -------
NET INCOME.................................     $ 42         $   (3)           $  7           $    46
                                                ====         ======            ====           =======
PRO FORMA NET INCOME PER SHARE:
  Basic....................................                                                   $  1.11(6)
  Diluted..................................                                                   $  1.09(6)
WEIGHTED AVERAGE NUMBER OF SHARES
  (IN THOUSANDS):
  Basic....................................                                                    41,468
  Diluted..................................                                                    42,039


    See Notes to Unaudited Pro Forma Condensed Statement of Combined Income for the Three Months Ended February 28, 1999 and for the Year Ended November 30,
                                     1998.

                 OMNOVA SOLUTIONS NOTES TO UNAUDITED PRO FORMA

                    CONDENSED STATEMENTS OF COMBINED INCOME

FOR THE THREE MONTHS ENDED FEBRUARY 28, 1999 AND FOR THE YEAR ENDED NOVEMBER 30,
                                      1998


(1) To record the decrease in pension expense attributable to the transfer of a portion of the excess of the defined benefit pension plans' assets over the related obligations for Omnova Solutions employees and retirees.



(2) To transfer corporate costs that will be assumed by Omnova Solutions as a result of the Distribution. This adjustment also includes the cost associated with the corporate assets and liabilities transferred from GenCorp. After the Distribution, these costs will no longer be incurred by New GenCorp. These costs, along with the general and administrative costs already allocated to Omnova Solutions in its historical combined financial statements total approximately $22 million in 1998, which management believes are representative of the annual general and administrative costs on a stand alone basis.


(3) To adjust interest expense to the amount computed based on the anticipated borrowing of $188 million as a result of the Distribution. The interest rate was 5.6% and 5.8% for the three months ended February 28, 1999 and for the year ended November 30, 1998, respectively. The interest rate was primarily based on LIBOR plus a margin as specified in GenCorp's credit agreement. A quarter point change in the interest rate would result in a $.2 million and a $.5 million change in interest expense for the three months ended February 28, 1999 and for the year ended November 30, 1998, respectively.

(4) To record the estimated income taxes related to the pro forma adjustments referred to in notes (1), (2) and (3) above at an estimated combined U.S. federal and state income tax rate of 40%.

(5) Represents the results of operations of the 1998 acquisitions from the beginning of fiscal year 1998 through the dates of acquisition with adjustments to reflect the amortization of goodwill and other intangible amounts together with the related income tax effects at a 40% rate.

(6) The pro forma earnings per share were calculated based on a one for one share distribution and equivalent stock options being granted to holders of GenCorp stock options.

                              BUSINESS OF NEW GENCORP

     Following the Distribution, New GenCorp will consist of Aerojet's aerospace and defense business, GenCorp's fine chemicals business, and GenCorp's automotive Vehicle Sealing business. New GenCorp had pro forma revenues of approximately $1 billion for the fiscal year ended November 30, 1998. Information regarding revenues, segment operating profit and total assets of the aerospace and defense segment and the automotive segment is contained in GenCorp's Annual Report on Form 10-K for the fiscal year ended November 30, 1998.

     New GenCorp's largest business, Aerojet, was founded in 1942 by Dr. Theodore Von Karman and initially produced Jet Assisted Take Off (JATO) rockets for military aircraft. General Tire & Rubber, GenCorp's predecessor, became Aerojet's major investor. In the 1950's and 1960's, Aerojet expanded its product line to include ballistic missile launch vehicles and spacecraft propulsion. Since the 1960's, Aerojet has broadened its product line significantly to include satellite payloads, ground systems and weapon systems. GenCorp has also expanded its product line to include fine chemicals. The Vehicle Sealing group traces its origins to the manufacture of automotive window channels by General Tire & Rubber in the 1940's. In 1993, Vehicle Sealing acquired a minority interest in Henniges, a German vehicle sealing manufacturer, and in 1994, increased its ownership interest to 100%. This acquisition bolstered Vehicle Sealing's product line and technological capabilities, and provided a geographic diversification into the European markets.

     New GenCorp had approximately 7,300 employees at May 31, 1999 at offices, plants and other facilities located principally in North America and Europe.

     New GenCorp's principal executive offices will be located at Highway 50 and Aerojet Road, Rancho Cordova, California 95670. Its telephone number at that address will be (916) 355-4000.

GENERAL

     Aerojet plays a leading role in the development and production of space electronics and smart munitions, as well as solid and liquid rocket propulsion systems and related defense products and services. Fine Chemicals supplies special intermediates and bulk pharmaceutical chemicals primarily to commercial customers. The Vehicle Sealing group is a leading automotive supplier, engaged in the development, manufacture, and sale of highly engineered extruded and molded rubber sealing systems for vehicle bodies and windows for the automotive original equipment manufacturers.


     GenCorp's 1998 revenues included $635 million attributable to Aerojet, $38 million attributable to Fine Chemicals, and $366 million attributable to Vehicle Sealing, excluding the plastic extrusions division, which was sold on June 30, 1998.


PRODUCTS AND SERVICES

  AEROSPACE AND DEFENSE/FINE CHEMICALS

  Satellite Payloads and Electronics

     Aerojet is a leading provider of advanced satellite payloads used in remote sensing applications. In addition, Aerojet provides ground system hardware as well as sophisticated data fusion/processing algorithms, which support the overall satellite system. Specific technical expertise involves systems integration, infrared and millimeter wave sensors, space flight qualified hardware, sensor signal processing, ground processing, data fusion, algorithm development, and background signature analysis. Management believes that Aerojet's detailed understanding of and responsiveness to customer requirements and its ability to support both the ground and space sides of a complex "system of systems" provides important competitive advantages in the remote sensing marketplace.

     Aerojet's major products/contracts include the Space-Based Infrared Systems (SBIRS) High program, Defense Support Program (DSP), Joint Tactical Ground Station (JTAGS), Special Sensor Microwave Imager/ Sounder (SSMIS), and Advanced Microwave Sounding Units (AMSU) as well as various classified programs. Although the business has traditionally focused on customers in the government sector, future growth in space-based remote sensing is expected in the commercial segment.

  Space and Strategic Rocket Propulsion

     Aerojet is a leading producer of both liquid and solid rockets, serving launch vehicle manufacturing customers across a wide range of applications. Aerojet's product portfolio includes large liquid rocket booster engines for both expendable and reusable launch vehicles, upper-stage engines as well as complete upper-stages, thrusters for satellite applications, large solid rocket motors, and integrated propulsion subsystems.


     Major programs include the newly awarded Atlas V Solid Rocket Motor (SRM), Titan first and second stage liquid engines, Delta II upper stage, X-33/VentureStar orbital maneuvering system, all propulsion systems on the Kistler Reusable Launch Vehicle (RLV) and the Mark VI Attitude Control system. The new Atlas V contract is expected to exceed $500 million in revenues over the next ten years.


     Future growth is forecasted primarily in the commercial launch segment. New launch vehicle programs utilize various technologies including solid rocket motors and liquid rocket engines. Aerojet has capabilities spanning the breadth of these technologies and has current programs for both reusable and expendable launch vehicles.

  Tactical Weapons

     Aerojet's tactical weapons business focuses on offering advanced, high value-added, sub-system solutions, rather than more commodity-like missile components. This leverages Aerojet's strength in technology and engineering excellence, and also is consistent with the major trends in weapon system requirements toward precision, reduced collateral damage, and "smart" technologies. Sensor technologies including advanced software technologies derived from remote sensing has enabled Aerojet to compete in the "smart weapons" market through its Sense and Destroy Armor (SADARM) product offering. In addition, significant experience in solid rocket motors and related energetic materials chemistry supports Aerojet's position in missile propulsion and advanced missile warheads.

     Aerojet's largest tactical weapons programs include the SADARM product offering, the Homing All the Way to Kill (HAWK) solid rocket motor, Tube Launched Optically Tracked Wire Guided (TOW) missile warheads, Conventional Air Launched Cruise Missile (CALCM) warheads, Joint Stand Off Weapon (JSOW) sub-munitions, Multi-Purpose Infantry Munitions/Short Range Assault Weapon (MPIM/SRAW) and Predator warheads, and the Standard Missile II Block IV dome cooling.

     In 1999, Aerojet was also awarded the Divert and Control System for the Raytheon Exo-atmospheric Kill Vehicle (EKV DACS) and also the Attitude Control System for the National Missile Defense missile. These contract awards are reflective of Aerojet's investment in building technologically differentiated positions in high value-added missile sub-systems related to propulsion and control.

  Fine Chemicals

     Fine Chemicals produces difficult to manufacture regulated chemicals for major pharmaceutical manufacturers with a special emphasis on chemicals directed to therapeutic areas such as oncological, anti-viral and anti-inflammatory (COX-2) applications. This commercially and operationally separate business sector leverages key technologies developed and refined by Aerojet through years of defense contracting. Management believes that Fine Chemicals' success in this high growth market is derived from its distinctive competencies in handling high energy and toxic chemicals, implementing commercial standards and practices and operating under common Good Manufacturing Practices (cGMP).

     Fine Chemicals' markets are experiencing high growth due in part to the trend in the pharmaceuticals industry toward greater outsourcing of the development and manufacture of pharmaceutical chemicals. Further, major pharmaceutical companies are increasingly relying upon suppliers, like Fine Chemicals, that possess more integrated capabilities and are able to scale-up and rapidly respond to delivery requirements.

  VEHICLE SEALING


     The Vehicle Sealing business designs, manufactures and markets highly engineered extruded and molded rubber and plastic products for automotive original equipment manufacturers. These products are designed to prevent moisture, air and noise from penetrating windows, doors and other vehicle openings. North American operations primarily produce extruded rubber profiles consisting of a roll-formed steel wire or steel frame surrounded by extruded rubber which is cured, cut and molded to meet customer specifications. This business supplies products to the North American automotive assemblers for use in a wide variety of vehicles including the Ford F-150, Explorer and Ranger; the General Motors C/K truck, Grand Am, Saturn Z and LS, the Honda Accord and the DaimlerChrysler All-Activity Vehicle. The European-based Henniges operations design and produce vehicle sealing systems, encapsulated glass, and molded rubber parts, specializing in products which dampen and isolate vibrations, reduce noise and generally seal automotive components. This business unit supplies components to major European automotive original equipment manufacturers, including Volkswagen/Audi, Opel, BMW and DaimlerChrysler.


BUSINESS STRATEGY

  AEROSPACE AND DEFENSE/FINE CHEMICALS

     DRIVE INTERNAL GROWTH. Aerojet will leverage its core competencies to compete for and secure new program awards in its existing markets. These core competencies lie in the design, development and manufacturing of satellite sensor payloads, ground systems, software engineering, liquid and solid rocket propulsion, advanced missile propulsive control and missile warheads, and high energy chemicals. Recent examples of new programs awarded to Aerojet include the Atlas V Solid Rocket Motor, in the propulsion business, and the Space-Based Infrared Systems (SBIRS) High program, in the satellite payloads and electronics business. Aerojet management believes that there are substantial market opportunities to receive new program awards and that Aerojet is well positioned to exploit these opportunities.

     EXPAND LEADERSHIP IN SPACE ELECTRONICS. Aerojet will place special focus on growing its position in the space electronics market. Aerojet is among a select group of companies capable of providing advanced satellite payloads as well as a broad understanding of total system requirements and architecture. Aerojet plans to fully exploit its breadth of capabilities, customer relationships, and competitive advantages in space electronics to drive growth.

     PURSUE OPPORTUNITIES IN COMMERCIAL SPACE. Both long-term and short-term, Aerojet believes that the commercial space market is poised for significant growth. While Aerojet participates in this market primarily through its launch vehicle propulsion programs such as the Atlas V SRM and the Kistler RLV, Aerojet's strategy is to expand its commercial space position to addressable segments of the satellite market, including remote sensing.

     GROW AND ENHANCE VALUE OF FINE CHEMICALS. New GenCorp plans to build the total quality infrastructure, capabilities and capacity necessary to become an agile, fully integrated and value-added supplier to leading pharmaceutical companies. The fine chemicals industry is expected to grow rapidly as leading pharmaceutical companies increasingly outsource the manufacture of high energy and toxic chemicals. New GenCorp plans to leverage its expertise in high energy and toxic chemicals, as well as its rapid scale-up and manufacturing capabilities to continue to aggressively grow the fine chemicals business.

     IMPROVE PROFITABILITY THROUGH OPERATIONAL EXCELLENCE. Aerojet has implemented a comprehensive set of productivity improvement programs in close coordination with its key customers and suppliers. In order to increase profit margins and cost competitiveness, Aerojet will continue to pursue operational improvement activities such as Six Sigma, Cycle Time Improvement, Lean and Agile Manufacturing, Strategic Sourcing and Supply Chain Management. Improving Aerojet's efficiency and cost structure will remain a major strategic priority.

     PURSUE GROWTH THROUGH STRATEGIC MERGERS & ACQUISITIONS. Aerojet plans to pursue mergers, acquisitions and partnerships that enhance its business position and market share. Management believes the continued consolidation of the aerospace/defense industry will create opportunities for Aerojet to increase its engineering capabilities, technological base and manufacturing scale which will in turn better position Aerojet to receive future contract awards. Aerojet is currently evaluating a range of transactions and partnership opportunities in all of its businesses.

  VEHICLE SEALING

     LEVERAGE DESIGN CAPABILITIES. Vehicle Sealing is one of the few suppliers who can design and produce a "full system" of vehicle sealing products. The business works closely with customers to produce highly customized products to better suit customers' needs. With three engineering design centers and 100 professionals in the design group, Vehicle Sealing has substantial design capability, which increases customer loyalty.

     AGGRESSIVELY PURSUE INTERNATIONAL OPPORTUNITIES. Recently, many foreign automotive original equipment manufacturers have begun to open manufacturing operations in North and South America. The Vehicle Sealing group is actively pursuing new business with these customers. Due to the presence of the Henniges operations in Europe, many of these suppliers are also familiar with the North American operations. This provides a growth opportunity as production shifts from Europe to the Americas. In addition, Vehicle Sealing is pursuing international strategic alliances in an effort to support the global expansion of its major domestic customers.

     CONTINUOUSLY IMPROVE COST STRUCTURE AND MANUFACTURING EFFICIENCY. Vehicle Sealing has undertaken a significant program to reduce costs and improve manufacturing processes in all of its facilities. New mixing and extrusion equipment will increase capacity and reduce scrap losses. Coupled with an aggressive focus on high quality engineering, Vehicle Sealing aims to reduce costs while improving quality and manufacturing efficiencies.

MARKETS AND CUSTOMERS


     Aerojet's largest customer, Lockheed Martin Corporation, accounts for approximately 25-30% of Aerojet's total sales, spread across several of Lockheed Martin's businesses. This situation is reflective of consolidation in the aerospace/defense industry and the emergence of a small number of very large prime contractors. Lockheed Martin is one of the world's largest aerospace/defense companies. Aerojet has cultivated a mutually beneficial relationship with Lockheed Martin that has resulted in recent major new contract awards including the Atlas V Solid Rocket Motor.


     No other single customer accounts for more than 10% of Aerojet's total sales, with the remaining base distributed among a variety of corporate and government customers. Aerojet's list of customers includes:

  Lockheed Martin    Kistler Aerospace
  Boeing             U.S. Army
  Raytheon           U.S. Air Force
  TRW                NASA

     Vehicle Sealing relies heavily on its core customers, which in North America include General Motors, Ford, Mercedes-Benz and Honda. Key customers in Europe include Opel, Volkswagen/Audi, Mercedes-Benz and BMW. General Motors and Ford combined accounted for approximately 73% of Vehicle Sealing's fiscal 1998 revenues. A prolonged work stoppage at either General Motors or Ford could materially adversely affect New GenCorp's results of operations.

COMPETITION

     Aerojet participates in highly competitive markets, both internationally and domestically. The basis on which Aerojet competes varies by program. Aerojet pursues some contracts on its own. Aerojet often teams with others, usually prime contractors, on relatively large programs. Aerojet believes that it possesses adequate resources to, in general, compete effectively. Aerojet's primary competitors include Boeing, Raytheon, TRW, Northrup Grumman, Alliant Techsystems, Cordant Technologies and the Pratt & Whitney division of United Technologies.

     Vehicle Sealing is the second largest manufacturer of vehicle sealing systems in North America and a major manufacturer of vehicle sealing systems worldwide. Vehicle Sealing focuses on low cost production, leading design and engineering, quality and continuous improvement. Vehicle Sealing's emphasis on the light truck/SUV segment represents an important opportunity based on this segment's strong growth and longer platform lives. Vehicle Sealing primarily competes against Standard Products and BTR.

RAW MATERIALS

     No single raw material is critical and material to the business position of Aerojet as a whole. Aerojet uses a number of raw materials that are available from a number of sources.

     Vehicle Sealing uses primarily rubber and related products in its production process. These materials are generally available from multiple sources.

RESEARCH AND DEVELOPMENT; PATENTS

     Internal research and development is conducted in a variety of advanced technology areas all focused toward future direct applications of products within areas of Aerojet's core competencies. Expenditures for internal research and development typically fall in a range of 2-3% of sales.


     Aerojet and Vehicle Sealing own patents, which expire at various times, relating to their businesses. The loss or expiration of any one or more of them would not materially affect the businesses of Aerojet or Vehicle Sealing.


SEASONALITY

     Aerospace/defense revenues and earnings have tended to concentrate to some degree in the fourth quarter of each year reflecting delivery schedules associated with the segment's mix of contracts.

     Vehicle Sealing's revenues and earnings have tended to concentrate to some degree in the second and fourth quarters of the fiscal year. Vehicle Sealing's business is dependent on the state of the North American and Western European economies and more specifically, customer vehicle manufacturing and sales. Both North America and Western Europe have experienced exceptionally strong vehicle build performance throughout the 1990's and are forecasted to remain at similarly strong volumes for at least the next 2-4 years.

BACKLOG


     Aerojet's contract backlog was approximately $1.71 billion as of May 31, 1999, down from $1.77 billion as of May 31, 1998. Funded backlog was $0.61 billion as of May 31, 1999, down from $0.67 billion as of May 31, 1998.


EMPLOYEES


     New GenCorp will employ approximately 7,300 employees after the Distribution. Approximately 40% of these employees will be covered by collective bargaining agreements. Vehicle Sealing experienced a work stoppage at one of its facilities during fiscal 1998. A prolonged work stoppage at any of New GenCorp's facilities could materially adversely affect New GenCorp's business and results of operations.


U.S. GOVERNMENT CONTRACTING AND REGULATIONS

     Aerojet derives a substantial portion of its sales through government contracting, and consequently, Aerojet is subject to complex and extensive U.S. Government procurement laws and regulations. These laws and regulations provide for ongoing audits and reviews of contract procurement, performance, and administration. Aerojet's failure to comply, even inadvertently, with these laws and regulations and the laws governing the export of controlled products and commodities could subject Aerojet or one or more of its businesses to civil and criminal penalties and, under certain circumstances, suspension and debarment from future government contracts and exporting of products for a specified period of time.


     Aerojet's U.S. Government sales accounted for $596 million in 1998.

ENVIRONMENTAL AND SAFETY MATTERS

     New GenCorp's policy is to conduct its businesses with due regard for the preservation and protection of the environment. Aerojet devotes a significant amount of resources and management attention to environmental matters and actively manages its ongoing processes to comply with extensive environmental laws and regulations. Aerojet is involved in the remediation of environmental conditions, which resulted from generally accepted manufacturing and disposal practices in the 1950s and 1960s. In addition, Aerojet has been designated a potentially responsible party, with other companies, at sites undergoing investigation and remediation.

     The nature of environmental investigation and cleanup activities often makes it difficult to determine the timing and amount of any estimated future costs that may be required for remedial measures. However, New GenCorp reviews these matters and accrues for costs associated with the remediation of environmental pollution when it becomes probable that a liability has been incurred and the amount of the liability (usually based upon proportionate sharing) can be reasonably estimated.

     Pursuant to U.S. Government agreements or regulations, Aerojet will recover a substantial portion of its environmental remediation costs through the establishment of prices of products and services sold to the U.S. Government. With the exception of applicable amounts representing current assets and liabilities, recoverable amounts and accrued costs are included in other assets and other long-term liabilities.


     The effect of resolution of environmental matters on results of operations cannot be predicted due to the uncertainty concerning both the amount and timing of future expenditures and future results of operations. However, management believes, on the basis of presently available information, that resolution of these matters will not materially affect liquidity, capital resources or the consolidated financial condition of New GenCorp. New GenCorp will continue its efforts to mitigate past and future costs through pursuit of claims for insurance coverage and continued investigation of new and more cost effective remediation alternatives and associated technologies. For additional discussion of environmental matters, you should read GenCorp's filings under the Exchange Act that are incorporated herein by reference.


     In the course of normal operations and the manufacture of certain products, both Aerojet and Fine Chemicals utilize chemicals with properties that require special handling to mitigate the risk of a mishap, such as inadvertent release or explosion. These chemicals therefore have potential to cause injury or loss of life. However, as one of the leading producers of solid rockets, warheads, and military grade high explosives, New GenCorp has more than 50 years experience in the safe and proper handling of such materials. This expertise is, in fact, one of New GenCorp's distinctive core competencies, and one that has enabled growth in rocket propulsion as well as regulated pharmaceutical fine chemicals. Safety precautions and procedures are well developed, meet or exceed industry standards, and comply with strict government regulations. In the case of Fine Chemicals, growth is managed with recognition of these risks.

LEGAL PROCEEDINGS


     For information regarding legal proceedings, you should read GenCorp's filings under the Exchange Act that are incorporated herein by reference.

PROPERTIES



     Significant operating, manufacturing, research, design and/or marketing facilities of New GenCorp are set forth below.


     CORPORATE HEADQUARTERS AFTER THE DISTRIBUTION:

        GenCorp Inc.
        Highway 50 and Aerojet Road
        Rancho Cordova, CA 95670
        916/355-4000

     AEROSPACE AND DEFENSE/FINE CHEMICALS:

Design/Manufacturing Facilities:           Marketing/Sales Offices:
Azusa, CA                              *Colorado Springs, CO
*Boulder, CO                           *Geneva, Switzerland
Jonesborough, TN                       *Huntsville, AL
Sacramento, CA                         *Mt. Arlington, NJ
*Socorro, NM                           *Tokyo, Japan
                                       *Tucson, AZ
                                       *Washington, DC

     AUTOMOTIVE:

Vehicle Sealing                 Manufacturing Facilities:       Sales/Marketing/Design
P. O. Box 9067                                                  and Engineering Facilities:
Farmington Hills, MI            Batesville, AR
48333-9067                      *Berger, MO                     *Campinas, Sao Paulo, Brazil
248/553-5300                    HENNIGES, Rehburg,              Farmington Hills, MI
                                Germany and Ballina,            Fort Wayne, IN
                                Ireland                         HENNIGES, Rehburg, Germany
                                Marion, IN                      Wabash, IN
                                Wabash, IN
                                Welland, Ontario, Canada

---------------

* An asterisk next to a facility listed above indicates that it is a leased property.


     In addition, New GenCorp owns and leases properties (primarily machinery, warehouse and office facilities) in various regions of the country for use in the ordinary course of business.

                          BUSINESS OF OMNOVA SOLUTIONS



     Following the Distribution, Omnova Solutions will operate two business segments, Performance Chemicals and Decorative & Building Products. Omnova Solutions had pro forma revenues of approximately $766 million for the fiscal year ended November 30, 1998. Information regarding revenues, operating profits and assets attributable to the two segments are contained in Omnova Solutions' audited and unaudited combined financial statements included in this proxy statement.


     The Performance Chemicals business was founded in 1952 as a segment of The General Tire & Rubber Company, focusing primarily on the manufacture of latex, an emulsion polymer, for the paper industry and tire cord adhesives in its Mogadore, Ohio facility. During the 1960's, the segment began expanding its product lines for the paper and carpet industries, and in 1993 opened a latex plant in Green Bay, Wisconsin to better serve the needs of its paper customers in the Upper Midwest. The Decorative & Building Products segment began in 1945 when The General Tire & Rubber Company, GenCorp's predecessor, purchased the Jeannette, Pennsylvania coated fabric facility from the Pennsylvania Rubber Company. In 1963 the Company built a production facility in Columbus, Mississippi to increase its capacity and product offering in coated fabrics.

     Since the early 1990's, GenCorp has aggressively grown both businesses. For Performance Chemicals, the 1996 acquisition of Morton International's Lytron(R) plastic pigment latex product line broadened offerings to the paper industry. The 1998 acquisition of Goodyear's Calhoun, Georgia latex facility provided additional manufacturing capacity, a strong presence in the southeast and an expanded customer base. Performance Chemicals also acquired Sequa Chemical's U.S. specialty chemicals business in 1998, gaining manufacturing facilities in Chester, South Carolina and Greensboro, North Carolina. This acquisition expanded existing emulsion polymer market positions and provided entry into new related specialty chemical markets. The 1999 acquisition of PolymerLatex's U.S. acrylics business in Fitchburg, Massachusetts provided a key northeast location while strengthening and diversifying served markets in acrylic emulsions and other specialty chemicals. The most recent 1999 acquisition of Morton International's global latex floor care business has provided Performance Chemicals with a new and highly complementary product line and new customers, based on existing technology. Performance Chemicals holds a strong number two market position in the styrene butadiene latex industry. The number of Performance Chemicals facilities has grown from two to six in the past few years, with estimated available served markets growing from $1 billion to $3.5 billion.

     Decorative & Building Products expanded its commercial wallcovering capabilities in 1991 through the acquisition of Canadian General Towers' commercial wallcovering business. Today, with the recent acquisition of Walker Greenbank's U.K.-based Muraspec and Brymor commercial wallcovering businesses, Decorative & Building Products has grown to be the worldwide leader in this market. Brymor provides a European manufacturing base. Muraspec, a distribution business with sales offices throughout the U.K. and Europe, serves as a key European distribution platform from which to market commercial wallcoverings and other decorative and building products. GenCorp acquired Goodyear's Reneer Films Division in 1993, increasing vinyl film and decorative laminate capability for the Decorative & Building Products business and elevating its market position in vinyl woodgrain laminates to number one in North America. In 1997, Decorative & Building Products acquired the Printworld business of Technographics, Inc., adding paper laminates to its vinyl laminate portfolio and gaining entry into the transfer printing market for furnishings and apparel.


     Omnova Solutions had approximately 2,600 employees at May 31, 1999 located at offices, plants and other facilities located principally throughout the United States and the United Kingdom.



     Omnova Solutions has been, and will be until the date of the special dividend contemplated by the Distribution, a wholly owned subsidiary of GenCorp. Omnova Solutions' principal executive offices are located at 175 Ghent Road, Fairlawn, Ohio 44333. Its telephone number at that address is (330) 869-4200.


GENERAL


     Omnova Solutions develops, manufactures and markets emulsion polymers, specialty chemicals and decorative and building products for a variety of industrial, commercial and consumer markets. The Performance Chemicals unit's broad range of emulsion polymers and specialty chemicals are used as coatings, binders, adhesives, and additives for paper, carpet, textile and various other industries. Decorative & Building Products designs, manufactures and markets a comprehensive line of polyvinyl chloride and paper-based decorative and performance-enhancing surface products including wallcovering, coated fabrics, vinyl woodgrain and paper laminates and graphic arts and industrial films, as well as membrane systems for roofing. Markets served include furniture, transportation, construction, remodeling, interior decorating and graphic arts.


     Of Omnova Solutions' 1998 historical revenues, approximately 36% were derived from the Performance Chemicals business and 64% from the Decorative & Building Products business.


PRODUCTS AND SERVICES

  PERFORMANCE CHEMICALS


     Performance Chemicals manufactures a broad line of emulsion polymers and specialty chemicals for use in the paper, carpet, textile, nonwoven, construction, coatings, adhesive and tire cord industries. Performance Chemicals' products for the paper industry improve the strength, gloss and printability of its customers' products. These products are primarily used in the manufacture of coated papers for applications such as magazines, photo papers and office forms. Latex formulations are also used to provide these same characteristics to paperboard packaging for food and household products. The business is also a leading producer of styrene butadiene latex for use as carpet backing adhesive, which secures carpet fibers to backing materials. Through the 1998 acquisition of Sequa Chemicals, Performance Chemicals significantly expanded its product line breadth to include specialty wet end formulations such as opacifiers, lubricants and insolubilizers used in paper manufacturing. The acquisition significantly expanded total product offerings to paper customers and enabled Performance Chemicals to generate significant synergies through consolidated purchasing of acrylic monomers, cross selling of textile and carpet chemicals and enhanced applications development. Additionally, the acquisition added a diverse line of textile processing, coating and finishing chemicals that provide water, stain and oil repellency and permanent press properties to natural and synthetic textile fibers for apparel, home furnishings and upholstery.


     Performance Chemicals' product portfolio includes a growing specialty segment that provides resins, binders, coatings, adhesives and saturants to a broad variety of markets that include nonwoven, graphic arts, industrial coatings and construction. These products provide greater strength, improved processing ability and enhanced appearance for customer products.

     With a strong number two position in the latex industry, Performance Chemicals is recognized in all of its markets for its core capabilities in polymer technology, its ability to rapidly develop highly customized products and its ability to provide innovative, cost effective customer solutions.

  DECORATIVE & BUILDING PRODUCTS


     Decorative & Building Products is a leading supplier of decorative surfacing laminates for wood and metal applications and holds the number one North American position in woodgrain laminates. Decorative laminate products are manufactured utilizing vinyls, lightweight papers and foils. Unique ultraviolet
(UV) and electronic beam (EB) coatings provide scratch, stain and UV resistance. In addition, Decorative & Building Products has further differentiated itself in the decorative laminate market as a single source supplier of integrated vinyl and paper laminate designs for the furniture and cabinet industries, building an extensive library of patterns, designs and textures and developing rapid make-to-order production capabilities. Important markets for these products include furniture, kitchen cabinets, manufactured housing, flooring laminates, consumer electronics and wrapped wood components. In particular, the growing ready-to-assemble furniture market provides an attractive market for Omnova Solutions' unique decorative laminates product offerings. Double polished clear vinyl films for the graphic arts, office products and stationery markets are also produced.


     Decorative & Building Products is the leading global manufacturer of wallcoverings for the commercial market. Its product line includes a broad range of fabric-backed vinyl and paper-backed vinyl wallcovering designs. Its industry leading styling and design library covers a broad range of styles, patterns, textures, and colors, ranging from traditional to contemporary designs. Additionally, Decorative & Building Products has built its leading position in the commercial wallcoverings market by leveraging its reputation for product durability and quality, global distribution network, extensive emboss and print roll library, long-term customer relation-ships, and integrated manufacturing/distribution/sourcing value proposition. Well-known brands include Bolta(R), Essex(R), Genon(R), Lanark(R), Tower(TM) and X-Quest(R) in North America and Muralon and Muraspec in Europe. Key end user markets include the hospitality, healthcare, commercial office and retail industries.

     Decorative & Building Products is the leading North American supplier of vinyl coated fabrics and urethane fabrics for contract and residential home furnishings, transportation seating and marine applications as well as a variety of other industrial and commercial end use markets. Its coated fabrics are durable, stain resistant and cost effective alternatives and complements to leather and textile coverings. Competitive advantages in the coated fabric industry are leveraged through creative design and styling capabilities, performance enhancing coatings, innovative technical support programs, leading brand names and established distribution channels.

     Decorative & Building Products is also a leading North American manufacturer and marketer of single-ply roofing membrane systems for the commercial and industrial roofing market. Selling under the Genflex(TM) brand name, it is the only North American single-ply roofing supplier that offers all three single-ply roofing systems, EPDM, TPO and PVC. This allows for a tailored solution for each type of roofing application requirement. Through the introduction of innovative products, Decorative & Building Products has developed programs that reduce the time and cost of installation.

     Through its Printworld operations, Decorative & Building Products manufactures heat transfer prints on paper used to decorate apparel and home furnishings. Heat transfer printing is an innovative, unique process for printing intricate patterns on natural and synthetic fabrics that can be used widely in the home furnishing, commercial furnishing and apparel industries.

     Decorative & Building Products has established leading market positions in all of its product categories by utilizing the Company's core competencies in design, compounding, calendering, printing, embossing and coating. Given similar core competencies and base technology requirements, the business is able to leverage its investments in manufacturing, process and design improvement across this broad set of product lines and benefit from economies of scale. In addition, its broad offering of decorative and building products uniquely positions it to provide integrated decorative solutions for its customers.

BUSINESS STRATEGY


     ORGANIC GROWTH BY PROVIDING TOTAL SOLUTIONS. Omnova Solutions intends to grow organically by developing long-term customer relationships and positioning itself as the preferred total solutions partner. Omnova Solutions' strategy is to avoid commodity market segments and focus on products that are highly customized to meet specific customer requirements. These relationships have enabled Omnova Solutions to develop innovative products that provide superior functional performance, higher decorative content, and more efficient, lower cost production processes to meet customers' specific application needs and enhance the value of their products. For example, new roofing system developments have provided significant benefits to contractors and building owners by substantially reducing installation time and labor costs.



     PURSUE GROWTH THROUGH STRATEGIC ACQUISITIONS. Omnova Solutions' businesses have achieved significant growth through acquisitions of companies that build on existing markets and core product and process technologies. Omnova Solutions plans to continue to pursue acquisitions, strategic partnerships and joint ventures in the future, targeting technologies and products in high growth markets that are strategically related to its existing product portfolio, customer base and markets.



     LEVERAGE CORE COMPETENCIES ACROSS BUSINESSES. Omnova Solutions' expertise in high performance polymer-based chemistries, the design and development of customized product applications and polymer processing capabilities are shared across its business units and provide a unique and differentiating competitive advantage. Performance Chemicals and Decorative & Building Products have identified common growth platforms to capitalize on these technology linkages. For example, Performance Chemicals has pursued the development and commercialization of new polymer and specialty chemical additives to meet the needs of its broadening market portfolio. These new formulations in advanced coatings, inks and adhesives are beginning to be leveraged in the Decorative & Building Products segment to enhance the performance of a number of its products. Omnova Solutions' aligned growth strategy targets opportunities for both businesses to team as customers or suppliers in the paper, textile, carpet, furniture and construction industries.



     EXPAND STRONG RESEARCH AND DESIGN CAPABILITIES. Omnova Solutions is an industry leader in research and development, as well as styling and design capabilities. The Performance Chemicals segment has recently made a major investment in a new high speed pilot paper coater, which will be used to accelerate Omnova Solutions' development and commercialization of new coating technologies in its core markets. Omnova Solutions started construction of a new pilot plant in 1998, which will support Omnova Solutions' new product development and customer qualifications efforts. The Decorative & Building Products segment maintains design centers in Salem, New Hampshire, New York and Hertfordshire, England where designers combine traditional design techniques with state-of-the-art computer aided design equipment to create unique designs for incorporation across Omnova Solutions' decorative product spectrum. Omnova Solutions continues to strengthen its design capability through investments in digital archiving of designs and digital sampling. In addition, the business has increased its focus on technology and new product development to provide differentiated value-added products to customers.



     INCREASE TECHNOLOGY LINKAGES. Through increasing technology linkages and materials utilization between the two segments, Omnova Solutions can aggressively pursue the development and commercialization of new polymers as well as the function and performance of its decorative coatings. These technical and materials synergies allow Performance Chemicals and Decorative & Building Products to target and expand key markets. Technological linkages, purchasing, marketing and sales economies, and manufacturing economies will enable more cost effective development of new products and will increase the effectiveness of cost reduction initiatives at Omnova Solutions. For example, the Omnova Solutions business units have a powerful collective knowledge base in paper, nonwovens, textiles, printing technology, ink systems and performance coatings, and the chemicals application skills to supply advantaged products for these applications.



     BROADEN INTERNATIONAL OPERATIONS. Omnova Solutions plans to continue to increase its global supply capabilities and the markets it serves. For example, the recent acquisition of the Brymor and Muraspec U.K.-based commercial wallcovering business provided a European manufacturing, design and distribution platform for the Decorative & Building Products segment. The Company is committed to continuing to expand its international presence through a continued aggressive acquisition, joint venture and alliance strategy.



     IMPROVE PROFITABILITY THROUGH OPERATIONAL EXCELLENCE
INITIATIVES. Operational excellence processes including Six Sigma quality, supply chain management and high performance workplace initiatives are utilized throughout Omnova Solutions' businesses. Omnova Solutions plans to continue to focus on operational excellence initiatives across the supply chain to drive improvements in productivity, quality cost and safety.


MARKETS AND CUSTOMERS

     Management believes that Performance Chemicals is a market leader in its targeted product categories. The polymer and chemical coating and binding markets are highly competitive based on price, quality, customer service, product performance and innovations. Performance Chemicals is the leading quality producer for latex in the paper industry. Several customers generate more than 10% of Performance Chemicals total revenues. These customers include industry leaders such as Champion, Shaw and Consolidated.

     Management believes that Decorative & Building Products is a market leader in its targeted product categories. Decorative & Building Products markets are competitive based on decorative content, enhanced performance characteristics, price, quality, customer service, brand name recognition and reputation. Decorative & Building Products markets its products under numerous brand names to different industries. Major customers of this unit are Steelcase, Bradco and Ashley Furniture.

DISTRIBUTION METHODS


     Methods of distribution used by Omnova Solutions vary widely depending on the nature of the products and the industry or market served. Products are sold either directly or through distributors.

COMPETITION

     Performance Chemicals competes with several large global chemical companies including Dow, BASF and Rohm & Haas, some of which produce rather than buy major raw materials. Performance Chemicals also competes with small to mid-sized U.S. focused suppliers of specialty chemicals including B.F. Goodrich, National Starch, S. C. Johnson Polymers and Morton International. Depending on the products involved and markets served, the basis of competition varies from price, quality, customer and technical service, product performance and innovation, and industry recognition. Overall, Performance Chemicals regards its products to be competitive in its major markets and believes that it holds leading or strong number two positions in several North American markets including paper coatings, styrene butadiene latex carpet backing binders, textile permanent press resins, nonwoven binders, paper tape release coatings and saturants, and tire cord adhesives.

     Decorative & Building Products competes in its served markets with numerous competitors, many of which are smaller and privately-owned. Key competitors in each product group include:

     - Commercial Wallcovering -- RJF International, Fidelity, Paint Systems;

     - Coated Fabrics -- Haartz and Uniroyal;

     - Decorative Laminates -- Chiyoda, Dai Nippon and Toppan;

     - Building Systems -- Carlisle, Firestone, and Manville; and

     - Heat Transfer Printing -- Miroglio, Sublistatic, and Transfertex.

INTELLECTUAL PROPERTY


     Omnova Solutions regards its patents, copyrights, trademarks, and similar intellectual property as important to its success and relies upon patent, copyright and trademark laws, as well as confidentiality agreements with its employees and others, to protect its rights. Omnova Solutions pursues patents for important developments and the registration of its important copyrights and trademarks in the United States and, depending upon use, in other countries.



     Omnova Solutions may be subject to claims of alleged infringement of the patents, trademarks and other intellectual property rights of third parties from time to time in the ordinary course of business. Omnova Solutions does not believe that these legal proceedings or claims are likely to have, individually or in the aggregate, a material adverse effect on Omnova Solutions' business, financial condition or results of operations.


RAW MATERIALS


     Performance Chemicals utilizes a variety of raw materials, primarily monomers, in the manufacture of its products, all of which are generally available from several qualified suppliers. Monomer costs are a major component of the emulsion polymers produced by the business. Although Performance Chemicals has enjoyed low and stable monomer pricing over the past several years, any significant cost increases in the future would adversely impact Omnova Solutions' profitability. The monomers used include styrene, butadiene, acrylonitrile, hydroxyethyl acrylate, vinylpyridine, vinylidiene chloride, acrylic acid, methacrylic acid, itaconic acid, vinyl acetate, butyl acrylate, ethyl acrylate, methyl methacrylate, acrylamide, n-methyol methacrylamide, acrylamide, and hydroxyethyl methacrylate.


     Decorative & Building Products also utilizes a variety of raw materials which are generally available from multiple suppliers. Key raw materials include polyvinyl chloride resins, textiles, plasticizers, paper, and titanium dioxide. Textiles and polyvinyl chloride resins represent approximately 47% of total raw materials purchased on a dollar basis.

EMPLOYEES


     Omnova Solutions will employ approximately 2,600 employees after the Distribution. Approximately 28% of these employees will be covered by collective bargaining agreements. One of these agreements, covering approximately 22% of Omnova Solutions' covered employees, will expire within the next 12 months. A prolonged work stoppage at any of Omnova Solutions' facilities could materially adversely affect Omnova Solutions' business and results of operations.


LEGAL PROCEEDINGS


     Omnova Solutions is subject to various legal actions, governmental investigations, and proceedings relating to a wide range of matters. In the opinion of management, after reviewing the information which is currently available with respect to these matters and consulting with counsel, any liability which may ultimately be incurred with respect to these matters will not materially affect the consolidated financial condition of Omnova Solutions. The effect of resolution of these matters on results of operations cannot be predicted because any effect depends on both future results of operations and the amount and timing of the resolution of these matters.



PROPERTIES OF OMNOVA SOLUTIONS



     Significant operating, manufacturing, research, design and/or sales and marketing facilities of Omnova Solutions are set forth below.


  CORPORATE HEADQUARTERS AFTER THE DISTRIBUTION:




  Omnova Solutions                               *Omnova Solutions Overseas
  175 Ghent Road                                 545 Orchard Road
  Fairlawn, OH 44333-3300                        #09-05 Far East Shopping Centre
  330/869-4200                                   Singapore 238882
                                                 (65) 733-7080
  Technology Center
  2990 Gilchrist Road
  Akron, OH 44305-4489
  330/794-6300


  PERFORMANCE CHEMICALS:

  Headquarters:                                  Sales/Manufacturing/Technical/Distribution:
  165 S. Cleveland Avenue                        Akron, OH
  Mogadore, OH 44260-1593                        Calhoun, GA
  330/628-6550                                   Chester, SC
                                                 *Dalton, GA
                                                 Fitchburg, MA
                                                 Green Bay, WI
                                                 Greensboro, NC
                                                 Mogadore, OH

  DECORATIVE & BUILDING PRODUCTS:

                                                                 Sales/Marketing/Design/
  Headquarters                   Manufacturing Facilities:       Distribution:
  175 Ghent Road                 Auburn, PA                      *Asnieres, France
  Fairlawn, OH 44333-3300        Columbus, MS                    *Brussels, Belgium
  330/869-4200                   Jeannette, PA                   *Charlotte, NC
                                 Kent, England                   Herfordshire, England
                                 Monroe, NC                      *Jebei Ali, Dubai, UAE
                                                                 *Maumee, OH
                                                                 *New York, NY
                                                                 *Paris, France
                                                                 *Pine Brook, NJ
                                                                 Salem, NH

---------------

* An asterisk next to a facility listed above indicates that it is a leased property.


     In addition, Omnova Solutions owns and leases properties (primarily machinery, warehouse and office facilities) in various regions of the country for use in the ordinary course of business.

                        HOLDERS OF GENCORP COMMON STOCK


     The following table sets forth information regarding the beneficial ownership of GenCorp common stock as of May 31, 1999 by (1) each person known to GenCorp who beneficially owns more than 5% of the outstanding GenCorp common stock; (2) each of the persons who currently serves as a director of GenCorp;
(3) each of the executive officers listed on the Summary Compensation Table incorporated by reference into GenCorp's Form 10-K for the fiscal year ended November 30, 1998; and (4) all GenCorp directors and executive officers as a group.



                   BENEFICIAL OWNER                     SHARES BENEFICIALLY OWNED    PERCENT OF CLASS
                   ----------------                     -------------------------    ----------------
GenCorp employee savings plans........................            5,789,750                 13.86%(1)
  175 Ghent Road
  Fairlawn, OH 44333
FMR Corp..............................................            4,406,173                 10.55%(2)
  82 Devonshire Street
  Boston, MA 02109
Mario J. Gabelli/Gabelli Funds Inc....................            3,217,875                  7.70%(3)
  One Corporate Center
  Rye, NY 10580
Franklin Resources, Inc...............................            2,739,300                  6.56%(4)
  777 Mariners Island Boulevard
  San Mateo, CA 94404
The Prudential Insurance Company of America...........            2,176,745                  5.21%(5)
  Prudential Plaza
  Newark, NJ 07102
Merrill Lynch & Co. Inc...............................            2,877,566                  6.89%(6)
  World Financial Center, North Tower
  250 Vesey Street
  New York, NY 10381
Edward P. Campbell....................................                1,250                     *
J. Gary Cooper........................................                  873                     *
Charles A. Corry......................................                3,150                     *
William K. Hall.......................................                3,797                     *
Robert K. Jaedicke....................................                2,020                     *
Diane E. McGarry......................................                1,827                     *
James M. Osterhoff....................................                4,579(7)                  *
Steven W. Percy.......................................                1,084                     *
R. Byron Pipes........................................                2,034                     *
D. Michael Steuert....................................              157,805(8)(9)               *
John B. Yasinsky......................................              590,473(8)(9)            1.40%
Robert A. Wolfe.......................................               67,160(8)(9)               *
Nathaniel J. Mass.....................................              116,868(8)(9)               *
Kevin M. McMullen.....................................               91,557(8)(9)               *
All directors and executive officers as a group.......            1,330,323(8)(9)            3.11%


---------------

* Less than one percent.


(1) Shares held at May 31, 1999 by the trustee for the plans, Mellon Bank, included 471,156 shares held for the GenCorp Profit Sharing Retirement and Savings Plan, and 5,318,594 shares held for the GenCorp Retirement

Savings Plan. Shares are voted by the Trustee in accordance with the instructions of the participating employees to whose accounts such shares are allocated, except that shares for which no employee instructions are received and shares held for the plans which have not been allocated to participants' accounts may be voted by the Trustee in accordance with instructions given by the Benefits Management Committee for the plans. The Benefits Management Committee presently consists of four persons, all of whom are officers of GenCorp.

(2) FMR reported that it had sole power to vote 380,600 shares, sole dispositive power with respect to 4,173,900 shares and no shared voting or dispositive power in Amendment No. 4 to Schedule 13G dated February 1, 1999 and filed with the Securities and Exchange Commission.

(3) Mario J. Gabelli, directly as to 2,625 shares and through and shared with various entities within Gabelli Funds Inc. as to the balance of the shares, has investment discretion with respect to all shares, sole voting authority with respect to 3,202,875 shares and no voting authority with respect to 15,000 shares, according to Amendment No. 26 to Schedule 13D dated January 8, 1998 and filed with the Securities and Exchange Commission.

(4) Franklin Resources, Inc. reports sole voting and dispositive authority for 2,020,600 shares held by Franklin Mutual Advisers, Inc., sole voting and dispositive authority for 641,000 shares held by Templeton Investment Counsel, Inc., and sole voting and dispositive power for 77,700 shares held by Templeton Management Limited in amendment No. 1 to Schedule 13G dated January 22, 1999 and filed with the Securities and Exchange Commission.

(5) Prudential reported that it had sole voting and dispositive authority with respect to 1,490,700 shares and shared voting and dispositive authority with respect to 686,045 shares in Amendment No. 4 to Schedule 13G dated January 26, 1999 and filed with the Securities and Exchange Commission.

(6) Merrill Lynch & Co., Inc., reported on behalf of Merrill Lynch Asset Management Group having shared voting power and shared dispositive power with respect to 2,877,566 shares and no sole voting or dispositive power in
    Schedule 13G dated February 4, 1999 and filed with the Securities and Exchange Commission.

(7) Includes 4,351 shares held indirectly through the James M. Osterhoff trust.


(8) Includes shares subject to stock options which may be exercised within 60 days of May 31, 1999 as follows: Mr. Steuert, 28,500 shares; Mr. Yasinsky, 490,300 shares; Mr. Wolfe, 48,750 shares; Mr. Mass, 107,500 shares; Mr. McMullen, 85,000 shares; and all directors and executive officers as a group, 997,400 shares. Nonemployee directors do not participate in GenCorp's existing stock option plan. Mr. Steuert, however, continues to hold exercisable options to purchase 28,500 shares as a result of option grants made in 1993, 1997 and 1998 while he was an employee of GenCorp. The exercise period for these options, which generally would lapse if unexercised prior to termination of employment, was extended by the Organization & Compensation Committee of the GenCorp Board in February 1999 for a one-year period.



(9) Includes the approximate number of shares credited to the individual's account as of May 31, 1999 under the GenCorp Retirement Savings Plan, and where applicable, under the GenCorp Stock Incentive Compensation Plan and under the GenCorp Profit Sharing Retirement and Savings Plan, a savings plan for salaried employees sponsored by GenCorp prior to September 1989.


COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires GenCorp's 10% holders, executive officers and directors to file reports of ownership and changes in ownership of GenCorp equity securities and certain benefit plan interests with the Securities and Exchange Commission and the NYSE and Chicago Stock Exchange and to furnish to GenCorp copies of all Section 16(a) forms which they file. Based upon its review of copies of Section 16(a) forms received by it, or written representations received from some reporting persons, GenCorp believes that its executive officers and directors have complied with all applicable Section 16(a) filing requirements for fiscal 1998.

                      HOLDERS OF NEW GENCORP COMMON STOCK


     The following table sets forth information regarding the beneficial ownership of New GenCorp common stock immediately following the Distribution, as if the Distribution took place on May 31, 1999, by (1) each person known to GenCorp who would beneficially own more than 5% of the outstanding New GenCorp common stock; (2) each of the persons who are expected to serve as a director of New GenCorp immediately after the Distribution; (3) each of the executive officers listed on the Summary Compensation Table under "New GenCorp Management and Executive Compensation;" and (4) all persons expected to be New GenCorp directors and executive officers after the Distribution, as a group. Except as indicated in footnotes below, information related to shares beneficially owned by holders of New GenCorp Common Stock can be found in the footnotes to the section entitled "Holders of GenCorp Common Stock."



                    BENEFICIAL OWNER                      SHARES BENEFICIALLY OWNED    PERCENT OF CLASS
                    ----------------                      -------------------------    ----------------
New GenCorp and Omnova Solutions employee savings                  5,789,750                13.86%
  plans.................................................
  175 Ghent Road
  Fairlawn, OH 44333
FMR Corp................................................           4,406,173                10.55%
  82 Devonshire Street
  Boston, MA 02109
Mario J. Gabelli/Gabelli Funds Inc......................           3,217,875                 7.70%
  One Corporate Center
  Rye, NY 10580
Franklin Resources, Inc.................................           2,739,300                 6.56%
  777 Mariners Island Boulevard
  San Mateo, CA 94404
The Prudential Insurance Company of America.............           2,176,745                 5.21%
  Prudential Plaza
  Newark, NJ 07102
Merrill Lynch & Co. Inc.................................           2,877,566                 6.89%
  World Financial Center, North Tower
  250 Vesey Street
  New York, NY 10381
J. Gary Cooper..........................................                 873                    *
William K. Hall.........................................               3,797                    *
Robert K. Jaedicke......................................               2,020                    *
James M. Osterhoff......................................               4,579                    *
D. Michael Steuert......................................             157,805(1)(2)              *
Robert A. Wolfe.........................................              83,410(1)(2)              *
Carl W. Fischer.........................................              94,668(1)(2)              *
Samuel W. Harmon........................................              60,995(1)(2)              *
Robert G. Miotke........................................              13,930(1)(2)              *
William R. Phillips.....................................              64,652(1)(2)              *
All directors and executive officers as a group (13                  527,184(1)(2)           1.25%
  persons)..............................................


---------------

* Less than one percent.


(1) Includes shares subject to stock options which may be exercised within 60 days of May 31, 1999 as follows: Mr. Steuert, 28,500 shares; Mr. Wolfe, 65,000 shares (reflecting the option allocations described under "Relationship Between New GenCorp and Omnova Solutions After the Distribution -- Agreement on Employee Matters"); Mr. Fischer, 75,250 shares; Mr. Phillips, 38,700 shares; Mr. Harmon, 51,250 shares;

    Mr. Miotke, 12,875 shares; and all directors and executive officers as a group, 245,325 shares. Nonemployee directors do not participate in GenCorp's existing stock option plan. Mr. Steuert, however, continues to hold exercisable options to purchase 28,500 shares as a result of option grants made in 1993, 1997 and 1998 while he was an employee of GenCorp. The exercise period for these options, which generally would lapse if unexercised prior to termination of employment, was extended by the Organization & Compensation Committee of the GenCorp Board in February 1999 for a one-year period.



(2) Includes the approximate number of shares credited to the individual's account as of May 31, 1999 under the GenCorp Retirement Savings Plan, and where applicable, under the GenCorp Stock Incentive Compensation Plan and under the GenCorp Profit Sharing Retirement and Savings Plan, a savings plan for salaried employees sponsored by GenCorp prior to September 1989.

                    HOLDERS OF OMNOVA SOLUTIONS COMMON STOCK



     Omnova Solutions is presently a wholly owned subsidiary of GenCorp. The following table sets forth information regarding the beneficial ownership of Omnova Solutions common stock immediately after the Distribution, as if the Distribution took place on May 31, 1999, by (1) each person known by GenCorp who would beneficially own more than 5% of the outstanding Omnova Solutions common stock; (2) each of the persons who are expected to serve as a director of Omnova Solutions; (3) each of the executive officers listed on the Summary Compensation Table under "Omnova Solutions Management and Executive Compensation"; and (4) all persons expected to be Omnova Solutions directors and executive officers after the Distribution, as a group. Except as indicated in footnotes below, information related to shares beneficially owned by holders of Omnova Solutions common stock can be found in the footnotes to the section entitled "Holders of GenCorp Common Stock."



                                                                    SHARES            PERCENT
                      BENEFICIAL OWNER                        BENEFICIALLY OWNED      OF CLASS
------------------------------------------------------------      ---------            -----
New GenCorp and Omnova Solutions employee savings plans.....      5,789,750            13.86%
  175 Ghent Road
  Fairlawn, OH 44333
FMR Corp....................................................      4,406,173            10.55%
  82 Devonshire Street
  Boston, MA 02109
Mario J. Gabelli/Gabelli Funds Inc..........................      3,217,875             7.70%
  One Corporate Center
  Rye, NY 10580
Franklin Resources, Inc.....................................      2,739,300             6.56%
  777 Mariners Island Boulevard
  San Mateo, CA 94404
The Prudential Insurance Company of America.................      2,176,745             5.21%
  Prudential Plaza
  Newark, NJ 07102
Merrill Lynch & Co. Inc.....................................      2,877,566             6.89%
  World Financial Center, North Tower
  250 Vesey Street
  New York, NY 10381
Edward P. Campbell..........................................          1,250                 *
Charles A. Corry............................................          3,150                 *
Diane E. McGarry............................................          1,827                 *
Steven W. Percy.............................................          1,084                 *
R. Byron Pipes..............................................          2,034                 *
John B. Yasinsky............................................        753,906(1)(2)       1.78%
Nathaniel J. Mass...........................................        116,868(1)(2)           *
Kevin M. McMullen...........................................         91,557(1)(2)           *
Marvin W. Zima..............................................         58,411(1)(2)           *
Michael E. Hicks............................................         43,048(1)(2)           *
All directors and executive officers........................      1,124,012(1)(2)       2.64%
  as a group (13 persons)


---------------

* Less than one percent.


(1) Includes shares subject to stock options which may be exercised within 60 days of May 31, 1999 as follows: Mr. Yasinsky, 653,733 shares (reflecting the option allocations described under "Relationship Between New

    GenCorp and Omnova Solutions after the Distribution -- Agreement on Employee Matters"); Mr. Mass, 107,500 shares; Mr. McMullen, 85,000 shares; Mr. Zima, 23,500 shares; and Mr. Hicks, 24,550 shares and all directors and executive officers as a group, 759,576 shares. Nonemployee directors do not participate in GenCorp's existing stock option plan.



(2) Includes the approximate number of shares credited to the individual's account as of May 31, 1999 under the GenCorp Retirement Savings Plan, and where applicable, under the GenCorp Stock Incentive Compensation Plan and under the GenCorp Profit Sharing Retirement and Savings Plan, a savings plan for salaried employees sponsored by GenCorp prior to September 1989.

               NEW GENCORP MANAGEMENT AND EXECUTIVE COMPENSATION

NEW GENCORP MANAGEMENT


     The following table sets forth the names and information as to the persons who are currently expected to serve as directors and executive officers of New GenCorp immediately after the Distribution. We anticipate that immediately after the Distribution, the number of New GenCorp directors will be set at nine, and that there will be three vacancies on the New GenCorp Board after the Distribution. the resignation of the five current GenCorp Directors who will serve as Directors of Omnova Solutions after the Distribution and the appointment of Mr. Wolfe to fill one of the vacancies. The New GenCorp Board may fill one or more of those vacancies and those persons will serve until the annual meeting of New GenCorp shareholders to be held in 2000 or 2001. GenCorp is still in the process of determining others who may serve as executive officers of New GenCorp immediately after the Distribution and evaluating candidates to serve as Directors of New GenCorp following the Distribution.


                                               DIRECTOR OF                EXPECTED POSITION
                NAME                   AGE    GENCORP SINCE                WITH NEW GENCORP
                ----                   ---    -------------               -----------------
J. Gary Cooper.......................  62         1998         Director
William K. Hall......................  55         1995         Director
Dr. Robert K. Jaedicke...............  70         1990         Director
James M. Osterhoff...................  63         1990         Director
D. Michael Steuert...................  51         1999         Director
Robert A. Wolfe......................  61          N/A         Chairman and Chief Executive Officer;
                                                               Director
Robert Calder........................  64          N/A         Vice President
Carl W. Fischer......................  57          N/A         Vice President
Robert G. Miotke.....................  46          N/A         Vice President
Terry L. Hall........................  45          N/A         Senior Vice President and Chief
                                                               Financial Officer
Samuel W. Harmon.....................  48          N/A         Senior Vice President, Administration
William R. Phillips..................  56          N/A         Senior Vice President, Law; General
                                                               Counsel and Secretary
Rosemary B. Younts...................  43          N/A         Senior Vice President, Communications

J. GARY COOPER

     Mr. Cooper has served as Chairman and Chief Executive Officer of the Commonwealth National Bank, Mobile, AL, a commercial bank, since January 1998. He was United States Ambassador to Jamaica from November 1994 until November 1997. Previously he served as Senior Vice President of David Volkert and Associates, an engineering and architectural firm, from 1992 until 1994, and as Assistant Secretary of the Air Force for Manpower, Reserve Affairs, Installations and the Environment from 1989 to 1992. He was on active and reserve duty in the United States Marine Corps until 1996 and has served as Major General in the United States Marine Corps Reserve. He is a member of the Government Affairs & Environmental Issues and Nominating & Corporate Governance Committees of the GenCorp Board.

WILLIAM K. HALL

     Mr. Hall has served as Chairman and Chief Executive Officer of Falcon Building Products, Inc., Chicago, IL, a manufacturer of building products, since 1997 and has been President and Chief Executive Officer of Falcon Building Products, Inc. since 1994. Previously he was President and Chief Executive Officer of Eagle Industries, Inc., Chicago, IL, a diversified manufacturing company, from 1988 until 1997. He is also a director of A. M.

Castle & Co., Franklin Park, IL. Mr. Hall is a member of the Audit and Organization & Compensation Committees of the GenCorp Board.

DR. ROBERT K. JAEDICKE

     Dr. Jaedicke has served as a Professor of Accounting at the Graduate School of Business at Stanford University, Stanford, CA since 1961. He formerly served as Dean of the Graduate School of Business at Stanford from 1983 until 1990. He is also a director of Boise Cascade Corporation, Boise, ID; Enron Corporation, Houston, TX; California Water Services Company, San Jose, CA, and State Farm Insurance Companies, Bloomington, IL. Dr. Jaedicke is Chairman of the Audit Committee and a member of the Finance and Government Affairs & Environmental Issues Committees of the GenCorp Board.

JAMES M. OSTERHOFF

     Mr. Osterhoff served as Executive Vice President and Chief Financial Officer of US WEST Inc., Englewood, CO, a communications company, from 1991 until his retirement in 1995. Prior to that time he was Vice President and Chief Financial Officer of Digital Equipment Corporation, Maynard, MA, a computer systems, software and services company. He currently serves as a director of Financial Security Assurance Holdings Ltd., New York, NY. Mr. Osterhoff is Chairman of the Finance Committee and a member of the Audit and Government Affairs & Environmental Issues Committees of the GenCorp Board.

D. MICHAEL STEUERT

     Mr. Steuert has served as Senior Vice President and Chief Financial Officer of Litton Industries, Inc., Woodland Hills, CA, an aerospace, defense and consumer electronics company, since February 1999. Previously, he was Senior Vice President and Chief Financial Officer of GenCorp from August 1994 until February 1999; Vice President and Chief Financial Officer of GenCorp from June 1990 to 1994 and Treasurer of GenCorp from May 1986 to June 1990. Mr. Steuert is a member of the Executive, Finance and Government Affairs & Environmental Issues Committees of the GenCorp Board.

ROBERT A. WOLFE

     Mr. Wolfe has served as Vice President of GenCorp and President of Aerojet since September 1997. Previously he was Executive Vice President of the Pratt & Whitney Group of United Technologies during 1997; President of Pratt & Whitney's Aircraft's Large Commercial Engines Business from 1994 until 1997 and Senior Vice President of Pratt & Whitney's Commercial Engine Management for Latin and North America from 1992 to 1994.

ROBERT L. CALDER

     Mr. Calder has served as President of Vehicle Sealing since September 1998. Previously he was Executive Vice President of TG North America, North American operations for Toyoda Gosei of Japan, a subsidiary of Toyota Motor Company, a manufacturer of body seals, steering wheels, air bags and plastic interiors, from 1996 to 1998. Prior to that time, he served as Chairman of Butler Metals, a manufacturer of stamped and assembled metal body components, from 1991 to 1996.

CARL W. FISCHER

     Mr. Fischer has served as Senior Vice President of Aerojet's Electronics and Weapons Systems Sector since November 1997. Previously he was Senior Vice President, Space Surveillance from 1994 to November 1997; President of the Aerojet Electronic Systems Division from 1993 to 1994; and Vice President and General Manager of Tactical Programs for the Electronic Systems Division from 1982 to 1993. Mr. Fischer has served in various other capacities since joining Aerojet in 1966.

ROBERT G. MIOTKE

     Mr. Miotke has served as President of Fine Chemicals since October 1996. Previously, he was Vice President, Speciality Fine Chemicals of Hickson International from 1992 to 1996. Prior to that time he served as Vice President, Fine Chemicals of ANGUS Chemical Company from 1985 to 1992.

TERRY L. HALL

     Mr. Hall has served as Senior Vice President and Chief Financial Officer of Aerojet since May 1999. Previously he was Senior Vice President, Finance and Chief Financial Officer of U.S. Airways from 1997 to 1999. Prior to that time, he served as Vice President, Finance and Chief Financial Officer of Apogee Enterprises, Inc. from 1995 to 1997; Vice President and Chief Financial Officer of Tyco International from 1993 to 1995; and Vice President and Treasurer of United Airlines from 1990 to 1993.

SAMUEL W. HARMON


     Mr. Harmon has served as Senior Vice President, Human Resources of GenCorp since February 1996. Previously he was Vice President, Human Resources of GenCorp from October 1995 until February 1996. He served as Vice President, Human Resources at AlliedSignal, Inc. for its european operations from July 1995 to October 1995 and for its automotive sector from 1993 to 1995. Prior to that time, he served as Group Director for AlliedSignal's heavy duty brake division from 1990 to 1993.


WILLIAM R. PHILLIPS

     Mr. Phillips has served as Senior Vice President, Law and General Counsel of GenCorp since September 1996. Previously he was Vice President, Law of Aerojet from 1990 to 1996. Prior to that time, he served as General Counsel, Group Counsel and Manager Legal Operations at General Electric Aircraft Engines from 1986 to 1989.

ROSEMARY B. YOUNTS

     Ms. Younts has served as Senior Vice President, Communications of GenCorp since February 1996. Previously she was Vice President, Communications of GenCorp from January 1995 to February 1996; and Director of Communications of GenCorp from 1993 to 1995. Ms. Younts also held various communications positions with Aerojet from 1984 to 1993.

CLASSIFICATION OF NEW GENCORP BOARD


     New GenCorp's certificate of incorporation provides that the New GenCorp Board will be divided into three classes of directors to be as nearly equal in number of directors as possible. Class I will consist of J. Gary Cooper and James M. Osterhoff and their current term of office will expire at New GenCorp's 2000 annual meeting of shareholders. Class II will consist of Robert A. Wolfe and his current term of office will expire at New GenCorp's 2001 annual meeting of shareholders. Class III will consist of William K. Hall, Dr. Robert K. Jaedicke and D. Michael Steuert and their current term of office will expire at New GenCorp's 2002 annual meeting of shareholders. At each annual shareholders' meeting, directors are elected for a term of three years and hold office until their successors are elected and qualified or until their earlier removal or resignation. Newly created directorships resulting from an increase in the number of directors or any vacancies on New GenCorp's Board resulting from death, resignation, disqualification, removal or other cause may be filled by a majority of the remaining directors then in office.


COMMITTEES OF THE NEW GENCORP BOARD

     The New GenCorp Board will have six standing committees: (1) Organization & Compensation; (2) Audit; (3) Executive; (4) Finance; (5) Nominating & Corporate Governance; and (6) Government Affairs & Environmental Issues.

     ORGANIZATION & COMPENSATION COMMITTEE. The Organization & Compensation Committee will review periodically the organization of New GenCorp and its management, including major changes in the organization of New GenCorp and the responsibility of management as proposed by the Chief Executive Officer. It will monitor executive development and succession planning, review the effectiveness and performance of senior management and make recommendations to the New GenCorp Board concerning the appointment and removal of officers. It will also periodically review the compensation philosophy, policies and practices of New GenCorp and make recommendations to the Board concerning major changes, as appropriate. The committee will annually review changes in New GenCorp's employee benefit, savings and retirement plans and report on those matters to the New GenCorp Board. It will administer New GenCorp's incentive and deferred compensation plans and approve, and in some cases recommend to the New GenCorp Board for approval, the compensation of employee-directors, officers, and principal executives of New GenCorp. Members of the Organization & Compensation Committee after the Distribution are expected to be: William K. Hall, Chairman, James M. Osterhoff and J. Gary Cooper.

     AUDIT COMMITTEE. The Audit Committee will review and evaluate the scope of the audits to be performed, the adequacy of services performed by, and the fees and compensation of the independent auditors and receive and review a report from the independent auditors prior to the publication of New GenCorp's audited financial statements. It will also consider and recommend to the New GenCorp Board the selection of the independent auditors to examine the consolidated financial statements of New GenCorp for the next year. It will review and evaluate the scope and appropriateness of New GenCorp's internal audit programs and plans and its system of internal control. The committee will review and evaluate the appropriateness of New GenCorp's accounting principles and practices and financial reporting and review periodic reports from the internal audit and law departments on a number of matters, including compliance with New GenCorp's policy on legal and ethical conduct. Members of the Audit Committee after the Distribution are expected to be: James M. Osterhoff, Chairman, Robert
K. Jaedicke and William K. Hall.

     EXECUTIVE COMMITTEE. During the intervals between meetings of the New GenCorp Board, the Executive Committee, unless restricted by resolution of the New GenCorp Board, may exercise, under the control and direction of the New GenCorp Board, all of the powers of the New GenCorp Board in the management and control of the business of New GenCorp. Members of the Executive Committee after the Distribution are expected to be: Robert A. Wolfe, Chairman, D. Michael Steuert and William K. Hall.


     FINANCE COMMITTEE. The Finance Committee will make recommendations to the New GenCorp Board in regard to New GenCorp's planning with respect to its capital structure and raising of its long-term capital and with regard to dividend actions. It will also review the performance and management of New GenCorp's employee benefit funds; and make recommendations to the New GenCorp Board in regard to contributions to any pension plan, profit sharing, retirement or savings plan of New GenCorp, or any proposed changes in the funding method or interest assumption or in amortization of liabilities in connection with funding any of those plans. Members of the Finance Committee after the Distribution are expected to be: D. Michael Steuert, Chairman, James M. Osterhoff and Robert K. Jaedicke.


     NOMINATING & CORPORATE GOVERNANCE COMMITTEE. The Nominating & Corporate Governance Committee will periodically review and make recommendations to the New GenCorp Board concerning the criteria for selection and retention of directors, the composition of the New GenCorp Board, structure and function of the New GenCorp Board committees, retirement policies and compensation and benefits of directors. It will also recommend to the New GenCorp Board qualified candidates to serve as directors of New GenCorp and aid in attracting qualified candidates to the New GenCorp Board. The committee will also consider and make recommendations to the New GenCorp Board concerning director nominations submitted by shareholders. Members of the Nominating & Corporate Governance Committee after the Distribution are expected to be: Robert K. Jaedicke, Chairman, J. Gary Cooper and William K. Hall.

     GOVERNMENT AFFAIRS & ENVIRONMENTAL ISSUES COMMITTEE. The Government Affairs & Environmental Issues Committee will periodically review and advise the New GenCorp Board regarding significant matters of public policy, including proposed actions by foreign and domestic governments which may significantly affect New GenCorp. The committee will review and advise the New GenCorp Board regarding adoption or amendment of major company policies and programs relating to matters of public policy, monitor the proposed adoption or amendment of significant environmental legislation and regulations and advise the New GenCorp Board regarding the impact those proposals may have upon New GenCorp and, where appropriate, the nature of New GenCorp's response to those items. It will also periodically review and advise the New GenCorp Board regarding the status of New GenCorp's environmental policies and performance under its environmental compliance programs and periodically review and report to the New GenCorp Board regarding the status of, and estimated liabilities for, environmental remediation. Members of the Government Affairs & Environmental Issues Committee after the Distribution are expected to be: J. Gary Cooper, Chairman, D. Michael Steuert and Robert A. Wolfe.

COMPENSATION OF DIRECTORS

     Each nonemployee director of New GenCorp will receive a retainer of $24,000 per year and an attendance fee of $1,000 for each New GenCorp Board and Committee meeting attended. Nonemployee directors of New GenCorp who serve as Chairman of a committee of the New GenCorp Board will receive an annual fee of $2,000 in consideration for that service.

     Nonemployee directors annually may elect to defer all or a percentage of their retainer, any committee Chairman's fee and meeting attendance fees pursuant to a deferred compensation plan for nonemployee directors. The plan is unfunded, and deferred amounts are credited, at the election of the director, with phantom shares in a GenCorp stock fund, an S&P 500 index fund, or a cash deposit program. Deferred amounts and earnings are payable after termination of GenCorp Board service in either a lump sum or installments as elected by the director.


     In March 1998, each GenCorp nonemployee director received 200 restricted shares of GenCorp common stock. These restricted shares will vest March 25, 2000. In March 1999 each nonemployee director received 250 restricted shares of GenCorp common stock. These restricted shares will vest March 31, 2001. Dividends on restricted shares are automatically reinvested through GenCorp's dividend reinvestment program unless a director chooses otherwise. All shares may be voted, but ownership may not be transferred until service on the Board terminates. Unvested shares will be forfeited in the event of a voluntary resignation or refusal to stand for reelection, but vesting will be accelerated in the event of death, disability or retirement pursuant to the GenCorp's Retirement Plan for Nonemployee Directors described below or upon the occurrence of a change in control or announcement of a tender or exchange offer which would result in a person holding beneficial ownership of 30% or more of the outstanding GenCorp common stock.



     Nonemployee directors of New GenCorp will be eligible for stock option grants and restricted stock awards under the New GenCorp 1999 Equity and Performance Incentive Plan.


     Each nonemployee director who terminates his or her service on the GenCorp or New GenCorp Board after at least sixty months of service will receive an annual retirement benefit equal to the retainer in effect on the date that director's service terminates, payable in monthly installments, until the number of monthly payments made equals the lesser of (1) the individual's months of service as a director, or (2) 120 monthly payments. In the event of death prior to payment of the applicable number of installments, the aggregate amount of unpaid monthly installments will be paid, in a lump sum, to the retired director's surviving spouse or other designated beneficiary, if any, or to the retired director's estate.

     Under the New GenCorp Board's retirement policy, a director's term of office normally expires at the annual meeting following his or her seventieth birthday regardless of the term of the class for which the director was last elected. Under special circumstances, however, the New GenCorp Board may waive immediate compliance and request that a director postpone his or her retirement until a later date.

     Directors who are also employees of New GenCorp will not be compensated separately for serving on the New GenCorp Board and will not be paid a retainer or additional compensation for attendance at Board or committee meetings.

COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS


     The following tables set forth information concerning annual and long-term compensation for services rendered to GenCorp for fiscal 1998, 1997 and 1996 by those persons who are expected to be the Chief Executive Officer and the other four most highly compensated executive officers of New GenCorp (determined by reference to fiscal 1998 compensation) immediately following the Distribution (the "Named New GenCorp Officers").


                           SUMMARY COMPENSATION TABLE


                                               ANNUAL COMPENSATION                    LONG-TERM COMPENSATION
                                     ----------------------------------------   ----------------------------------
                                                                                        AWARDS            PAYOUTS
                                                                                -----------------------   --------
                                                                                             SECURITIES
                                                                                RESTRICTED   UNDERLYING
         NAME AND CURRENT                                        OTHER ANNUAL     STOCK       OPTIONS/      LTIP      ALL OTHER
             PRINCIPAL                      SALARY     BONUS     COMPENSATION     AWARDS     (SARS)(8)    PAYOUTS    COMPENSATION
             POSITION                YEAR     ($)       ($)       ($)(5)(6)        ($)          (#)       $(9)(10)   ($)(11)(12)
         ----------------            ----   -------   -------    ------------   ----------   ----------   --------   ------------
Robert A. Wolfe(1).................  1998   331,000   317,000(2)    18,127(6)          --      22,500          --       21,636
Vice President of                    1997    81,250   150,000(3)     7,051(6)    $336,712(7)   75,000          --        3,498
GenCorp; President, Aerojet
William R. Phillips................  1998   257,000   220,000(2)    14,244(5)(6)               17,500      91,226       27,864
Senior Vice President, Law;          1997   245,000   250,000(3)    18,263(5)          --      20,000                   20,512
General Counsel of GenCorp           1996   203,206   115,000       10,000(5)          --      40,000          --       17,429
Samuel W. Harmon...................  1998   219,167   188,000(12)        --            --      10,000      75,206       18,952
Senior Vice President,               1997   208,333   202,000(3)        --             --      15,000     108,803       14,313
Human Resources of GenCorp           1996   200,000    75,000(4)        --             --          --          --       12,386
Carl W. Fischer....................  1998   208,817   196,500(2)    10,000(5)          --      10,000     101,811       17,110
Senior Vice President,               1997   194,500   174,900       10,000(5)          --      15,000     103,322       15,768
Aerojet                              1996   168,803   152,000       10,000(5)          --      40,000          --       13,299
Robert G. Miotke...................  1998   189,087   154,690       10,000(5)          --      10,000          --       10,795
Vice President, Aerojet;             1997   180,000    80,800       12,500(5)          --      12,500          --        7,199
President, Fine Chemicals            1996    24,923        --           --             --          --          --          276


---------------

 (1) Mr. Wolfe became an employee of GenCorp in 1997. Accordingly, compensation amounts are not given for 1996.


 (2) Elected officers of GenCorp received 20% of their net 1998 incentive bonuses in shares of GenCorp common stock (based upon the closing price on January 29, 1999 as reported on the NYSE) as follows: Mr. Wolfe, 2,712 shares; Mr. Phillips, 1,119 shares; and Mr. Harmon, 940 shares.



 (3) Elected officers of GenCorp received 20% of their net 1997 incentive bonuses in shares of GenCorp common stock (based upon the closing price on January 30, 1998 as reported on the NYSE) as follows: Mr. Wolfe, 683 shares; Mr. Phillips, 1,206 shares; and Mr. Harmon, 957 shares.



 (4) Elected officers of GenCorp received 20% of their net 1996 incentive bonuses in shares of GenCorp common stock (based upon the closing price or January 20, 1997 as reported on the NYSE) as follows: Mr. Harmon 300 shares.


 (5) Cash allowances in lieu of a company provided automobile. Perquisites and other personal benefits provided to the Named New GenCorp Officers during 1998, 1997 and 1996 did not exceed disclosure thresholds established by the Securities and Exchange Commission.

 (6) Reimbursement for taxes payable in connection with relocation.

 (7) Represents 12,300 shares granted September 2, 1997 at a market price of $27.375 subject to restrictions in Mr. Wolfe's employment agreement described under " -- Employment Contracts and Termination of Employment and Change in Control Arrangements." The market value of these shares at November 30, 1998 was $302,887. Dividends on these shares are paid during the restricted period.

 (8) Shares of GenCorp common stock underlying options granted pursuant to the GenCorp Inc. 1997 and 1993 Stock Option Plans.

 (9) Amounts paid for the 1996-1998 performance period under GenCorp's Long-Term Incentive Program. The net amount, after tax withholding, was paid in shares of GenCorp common stock based upon the January 29, 1999 closing price on the NYSE. Mr. Wolfe did not participate during the 1996-1998 performance period.

(10) Amounts paid for the 1995-1997 performance period under GenCorp's Long-Term Incentive Program. The net amount, after tax withholding, was paid in shares of GenCorp common stock based upon the January 30, 1998 closing price on the NYSE. Messrs. Wolfe and Miotke did not participate during the 1995-1997 performance period.

(11) Amounts accrued as dividend and interest earnings on prior years' awards under GenCorp's Stock Incentive Compensation Plan. Dividends declared on common stock credited to the executive's account in the trust fund are credited to the executive's account as an additional number of shares determined by dividing the aggregate amount of the dividend by the market value of common stock on the dividend date. The actual value of the shares distributed on a future payment date will be based upon the market value of GenCorp common stock at the future payment date. Amounts accrued during 1998, and the number of shares attributable thereto for Mr. Phillips was $5,049, or 202 shares. Messrs. Wolfe, Fischer, Harmon and Miotke did not participate in this plan.

(12) Company contributions to the executive's account in the Savings Plan and, where applicable, the amount credited to the executive's account in GenCorp's Benefits Restoration Plan, a nonfunded plan which restores to the individual's account amounts otherwise excluded due to limitations imposed by the Internal Revenue Code on contributions and includable compensation under qualified plans. Amounts credited during 1998 were: Mr. Wolfe $21,636; Mr. Phillips $22,815; Mr. Harmon $18,952; Mr. Fischer $17,110 and
     Mr. Miotke $10,795.


                     OPTION/SAR GRANTS IN LAST FISCAL YEAR


                             INDIVIDUAL GRANTS
                        ----------------------------                                      POTENTIAL REALIZABLE VALUE
                         NUMBER OF                                                        AT ASSUMED ANNUAL RATES OF
                        SECURITIES      PERCENT OF     EXERCISE                            STOCK PRICE APPRECIATION
                        UNDERLYING    TOTAL OPTIONS/    OR BASE                                 FOR OPTION TERM
                        OPTIONS/SAR    SARS GRANTED      PRICE                                 (TEN YEARS)(3)(4)
                          GRANTED      TO EMPLOYEES    ($/SHARE)   EXPIRATION            -----------------------------
         NAME             (#)(1)      IN FISCAL YEAR      (2)         DATE      0% ($)      5% ($)          10% ($)
         ----           -----------   --------------   ---------   ----------   ------   -------------   -------------
Robert A. Wolfe.......    22,500           2.99%        30.1875     3-25-08      -0-           427,157       1,082,500
William R. Phillips...    17,500           2.33         30.1875     3-25-08      -0-           332,233         841,944
Samuel W. Harmon......    10,000           1.33         30.1875     3-25-08      -0-           189,848         481,111
Carl W. Fischer.......    10,000           1.33         30.1875     3-25-08      -0-           189,848         481,111
Robert G. Miotke......    10,000           1.33         30.1875     3-25-08      -0-           189,848         481,111
All Shareholders(5)...       N/A            N/A             N/A         N/A      -0-     2,041,909,423   3,251,399,497

---------------

(1) Non-qualified stock options granted pursuant to the GenCorp Inc. 1997 Stock Option Plan for the number of shares of GenCorp common stock indicated. No stock appreciation rights were granted in 1998. Options become exercisable in 25% increments on September 22, 1998, March 25, 1999, 2000 and 2001, respectively.

(2) Exercise price equals the closing market price of GenCorp common stock on the date of grant on the NYSE.

(3) The 0%, 5% and 10% appreciation over 10 years' option valuation method assumes a stock price of $30.1875, $49.17 and $78.30, respectively, at March 25, 2008.

(4) The potential realizable values are shown in the table in conformity with Securities and Exchange Commission regulations, and are not intended to forecast possible future appreciation. GenCorp is not aware of any formula which will predict with reasonable accuracy the future appreciation of equity securities. No benefit can be realized by optionees without an appreciation in stock price, which will benefit all shareholders commensurately.

(5) Based upon 41,525,640 shares of GenCorp common stock outstanding on December 31, 1998.

            AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND

                       FISCAL YEAR-END OPTION/SAR VALUES

                                                            NUMBER OF SECURITIES
                               SHARES                      UNDERLYING UNEXERCISED         VALUE OF UNEXERCISED IN-
                              ACQUIRED                     OPTIONS/SARS AT FISCAL          THE-MONEY OPTIONS/SARS
                                 ON          VALUE            YEAR END (#)(1)              AT FISCAL YEAR END ($)
                              EXERCISE      REALIZED    ----------------------------    ----------------------------
           NAME                  (#)          ($)       EXERCISABLE    UNEXERCISABLE    EXERCISABLE    UNEXERCISABLE
           ----              -----------    --------    -----------    -------------    -----------    -------------
Robert A. Wolfe............         0             0       43,125          54,375              -0-             -0-
William R. Phillips........         0             0       29,325          33,125          211,506         162,500
Samuel W. Harmon...........         0             0       45,000          15,000          527,813          42,188
Carl W. Fischer............         0             0       69,000          35,000          665,063         204,688
Robert G. Miotke...........     1,500        16,500        7,250          13,750           26,719          35,156

---------------

(1) No SARs have been issued under the Plan.

            LONG-TERM INCENTIVE PLANS -- AWARDS IN LAST FISCAL YEAR

                                                                              ESTIMATED FUTURE PAYOUTS UNDER NON-
                                       NUMBER OF         PERFORMANCE OR          STOCK PRICE-BASED PLANS(2)(3)
                                     SHARES, UNITS     OTHER PERIOD UNTIL    -------------------------------------
                                          OR             MATURATION OR        THRESHOLD      TARGET       MAXIMUM
               NAME                  OTHER RIGHTS            PAYOUT              ($)           ($)          ($)
               ----                 ---------------    ------------------    -----------    ---------    ---------
Robert A. Wolfe...................        (1)               3 Years             64,779       129,558      259,117
William R. Phillips...............        (1)               3 Years             50,700       101,400      202,800
Samuel W. Harmon..................        (1)               3 Years             42,117        84,233      168,466
Carl W. Fischer...................        (1)               3 Years             38,366        76,731      153,462
Robert G. Miotke..................        (1)               3 Years             26,989        53,977      107,955

---------------

(1) Indicates awards under the GenCorp Inc. Long-Term Incentive Program pursuant to which key employees designated by the Organization & Compensation Committee of the GenCorp Board may receive incentive payments equal to specified percentages of average annual compensation (salary and bonus paid under GenCorp's Executive Incentive Compensation Program) upon attainment of specified threshold, target or maximum levels of financial performance over a three-year performance period. For the 1998-2000 performance period, threshold, target and maximum performance goals for corporate officers are designated percentages of corporate return on assets employed and earnings per share growth, and for business unit presidents, designated percentages of corporate and business unit return on assets employed and operating profit growth for their respective business units. No payments are made under the program if financial performance for the performance period falls below threshold levels.

(2) Percentages of average annual compensation (determined for the three-year performance period) payable to participants upon attainment of performance goals for the 1998-2000 performance period are as follows:


                                          THRESHOLD      TARGET      MAXIMUM
                                          ---------      ------      -------
GenCorp Senior Vice Presidents/Other
  Corporate Officers....................     10%           20%         40%
GenCorp Business Unit Presidents........     10%           20%         40%



(3) For purposes of the table above, estimated future payouts have been calculated on the basis of the participant's 1998 fiscal year salary and bonus shown in the Summary Compensation Table above. Performance awards under GenCorp's Long-Term Incentive Program for the three-year performance period ending November 30, 1999 will be determined based upon (1) actual performance up to the date of the special dividend contemplated by the Distribution, and (2) budgeted performance, for the remainder of the period, according to GenCorp's annual operating plan. Pro rata performance awards will be paid under the GenCorp plan for the performance periods ending November 30, 2000 and November 30, 2001. Pro rata performance awards for each partial performance period will be determined based upon (1) actual performance up to the date of the special dividend contemplated by the Distribution, and (2) budgeted performance, for the remainder of the fiscal year ending November 30, 1999, according to GenCorp's annual operating plan.


PENSION BENEFITS

     GenCorp's salaried pension plans include several formulas for the determination of benefits, and require that the formula providing the highest benefit be utilized to determine an individual employee's actual benefit. Benefits for Messrs. Phillips, Harmon, Fischer and Miotke have been determined pursuant to the formula which utilizes five-year average compensation for years of service prior to December 1999 and a career average formula for service from December 1, 1999 to normal retirement. Mr. Wolfe's benefit has been determined pursuant to the plan's career average formula. Estimated benefits are shown below because the required calculations do not lend themselves to a typical pension plan table where benefits can be determined by the reader solely upon the basis of years of service and final compensation.

                                                     APPROXIMATE
                                                  YEARS OF CREDITED         ESTIMATED
                                                     SERVICE AT          ANNUAL BENEFITS
                                                       NORMAL               PAYABLE AT
                     NAME                            RETIREMENT        NORMAL RETIREMENT(1)
                     ----                         -----------------    --------------------
Robert A. Wolfe...............................            6                  $61,298
William R. Phillips...........................           18                  135,363
Samuel W. Harmon..............................           20                  152,878
Carl W. Fischer...............................           40                  155,818
Robert G. Miotke..............................           21                  114,922

---------------

(1) Retirement benefits shown in the table for Messrs. Phillips and Harmon were calculated pursuant to the terms of the Pension Plan for Salaried Employees of GenCorp Inc. Retirement benefits for Messrs. Wolfe, Fischer and Miotke were calculated pursuant to the Aerojet-General Corporation Consolidated Pension Plan. There is no offset for Social Security payments.

    The benefits shown are estimated and have not been adjusted for any survivor option. Each estimated benefit is based upon the assumption that the executive will remain an employee until age 65 at a rate of compensation equivalent to that in effect on December 1, 1998 and that the pension plan under which the estimated benefit is calculated will remain unchanged.

    Benefits for Messrs. Phillips, Harmon, Fisher and Miotke have been determined by a formula which provides for a benefit (A) for years of service prior to December 1, 1999 of (1) 1.125% of five-year average compensation up to the average Social Security wage base ("ASSWB") plus 1.5% of average compensation in excess of the ASSWB multiplied by the total of such years of service up to 35 years and (2) 1.5% of average compensation multiplied by the total years of service in excess of 35 years, and (B) for each year of service after December 1, 1999 (1) prior to attainment of 35 years of service, 1.625% of annual compensation up to the ASSWB plus 2.0% of annual compensation in excess of the ASSWB, and (2) after attainment of 35 years of service, 2.0% of annual compensation. The benefit for Mr. Wolfe has been determined pursuant to the same formula described in part (B) above.

    The benefits shown in the table have not been reduced to reflect either (1) the limitation on includable compensation or the overall benefit limitation imposed on pension plans qualified under Section 401(a) of the Code, or (2) a plan's own exclusions from includable compensation, since the amount of any of these reductions will be restored to the individual pursuant to the terms of the GenCorp Benefits Restoration Plan, a nonfunded plan with benefits payable out of the general assets of GenCorp.


NEW GENCORP 1999 EQUITY AND PERFORMANCE INCENTIVE PLAN


     New GenCorp desires to establish an equity performance and incentive plan in order to integrate GenCorp's existing stock option and long-term incentive plans and to more closely align the interests of its executives with those of New GenCorp shareholders. For this purpose, subject to the approval of the shareholders, GenCorp has adopted the New GenCorp 1999 Equity and Performance Incentive Plan. A copy of the plan is attached to this proxy statement as Annex C. A summary of the plan is set forth below.



     Approximately, 10 officers, 60 key employees and 8 nonemployee directors of New GenCorp are expected to be eligible to receive awards under the plan.


  PLAN SUMMARY

     General. Under the plan, New GenCorp's Board is authorized to make awards of (1) options to purchase shares of New GenCorp's common stock, (2) performance stock and performance units, (3) restricted stock, (4) deferred stock or (5) appreciation rights. New GenCorp's Organization and Compensation Committee will be authorized to oversee the plan and to make awards and grants under the plan.

     Shares Available Under the Plan. The number of shares of New GenCorp's common stock that may be issued or transferred (1) upon the exercise of options ("Option Rights"), (2) as restricted stock ("Restricted Stock") and released from all substantial risks of forfeiture, (3) as deferred stock ("Deferred Stock"), (4) in payment of performance stock ("Performance Stock") or performance units ("Performance Units") that have been earned, (5) in payment of dividend equivalents paid with respect to awards made under the plan, or (6) in payment of appreciation rights may not exceed a total of 2,700,000, subject to adjustments pursuant to the terms of the plan. These shares of common stock may be original issue or treasury shares or a combination of both.


     Eligibility. Officers, key employees and nonemployee directors of New GenCorp, as well as any person who has agreed to begin serving in such capacity within 30 days of the date of the grant are eligible to be selected by New GenCorp's Board to receive benefits under the plan. New GenCorp's Organization and Compensation Committee will select those who will receive grants on the basis of management objectives.


     Option Rights. Option Rights entitle the optionee to purchase shares of New GenCorp's common stock at a predetermined price per share (which may not be less than the market value at the date of grant, except for non-qualified stock options granted in lieu of salary or bonus, which may be not less than 85% of the market value at the date of grant). Each grant will specify whether the option price will be payable (1) in cash at the time of exercise, (2) by the transfer to New GenCorp of shares of common stock owned by the optionee for at least six months, having a value at the time of exercise equal to the option price, (3) if authorized by New GenCorp's Board or its Organization and Compensation Committee, the delivery of shares of Restricted Stock or other forfeitable shares, Deferred Stock, Performance Stock, other vested Option Rights, or (4) a combination of those payment methods. Grants may provide for deferred payment of the option price from the proceeds of sale through a broker on the date of exercise of some or all of the shares of New GenCorp's common stock to which the exercise relates.


     No Option Rights may be exercisable more than ten years from the date of grant. Each grant must specify the period of continuous employment with New GenCorp that is required before the Option Rights become exercisable. Grants may provide for earlier exercise of an Option Right in the event of a "change in control" of New GenCorp or other similar transactions or events. Grants may also specify management objectives that must be achieved as a condition to the exercise of the option. Successive grants may be made to the same optionee whether or not previously granted Option Rights remain unexercised.



     Restricted Stock. An award of Restricted Stock involves the immediate transfer of ownership of a specific number of shares of New GenCorp common stock by New GenCorp to a participant in consideration of the performance of services. The participant is immediately entitled to voting, dividend and other ownership rights in such shares. The transfer may be made without additional consideration or in consideration of a payment by the participant that is less than current market value, as the New GenCorp Board may determine. The New GenCorp Board may condition the award on the achievement of specified management objectives.



     Restricted Stock must be subject to a "substantial risk of forfeiture" within the meaning of Section 83 of the Internal Revenue Code for a period to be determined by the New GenCorp Board. An example would be a provision that the Restricted Stock would be forfeited if the participant ceased to serve as an officer or key employee of New GenCorp during a specified period of years. If service alone is the criterion for non-forfeiture, the period of service must be at least three years; if other management objectives are included, non-forfeiture may occur one year from the date of grant. In order to enforce these forfeiture provisions, the transferability of Restricted Stock will be prohibited or restricted in a manner and to the extent prescribed by New GenCorp's Board for the period during which the forfeiture provisions are to continue. New GenCorp's Board may provide for a shorter period during which the forfeiture provisions are to apply in the event of a change in control of New GenCorp or other similar transaction or event.


     Deferred Stock. An award of Deferred Stock constitutes an agreement by New GenCorp to deliver shares of its common stock to the participant in the future in consideration of the performance of services. However, the Deferred Stock award may be subject to the fulfillment of certain conditions, such as management objectives, during the deferral period specified by New GenCorp's Board. During the deferral period, the participant cannot transfer any rights in the award and has no right to vote the shares of Deferred Stock, but New GenCorp's Board may, on or after the date of the award, authorize the payment of dividend equivalents on such shares on a current, deferred or contingent basis, either in cash or in additional shares of New GenCorp common stock. Awards of Deferred Stock can be made without additional consideration or in consideration of a payment by the participant that is less than the market value per share on the date of award. Deferred Stock must be subject to performance of services for at least three years; provided that if management objectives are included, the performance of services must be for at least one year. New GenCorp's Board determines the deferral period at the date of the award, and may provide for a deferral period of less than three years in the event of a change in control of New GenCorp or other similar transaction or event.



     Performance Stock and Performance Units. Performance Stock and Performance Units involve awards that become payable upon the achievement of specified management objectives during a designated performance period. This performance period may be subject to earlier termination in the event of death, retirement or a change in control of New GenCorp or other similar transaction or event. A minimum level of acceptable achievement may also be established by New GenCorp's Board. If, by the end of the performance period, the participant has achieved the specified management objectives, the participant will be deemed to have fully earned the Performance Stock or Performance Units. If the participant has not achieved the management objectives, but has attained or exceeded the predetermined minimum, the participant will be deemed to have partly earned the Performance Stock and/or Performance Units (such part to be determined in accordance with a formula). To the extent earned, the Performance Stock and/or Performance Units will be paid to the participant at the time and in the manner determined by New GenCorp's Board in cash, shares of New GenCorp's common stock or in any combination of those methods. Each award of Performance Stock or Performance Units may be subject to adjustment to reflect changes in compensation or other factors, so long as no adjustment would result in the loss of an available exemption for the award under Section 162(m) of the Internal Revenue Code. New GenCorp's Board or its Organization and Compensation Committee may provide for the payment of dividend equivalents to the holder on a current, deferred or contingent basis, either in cash or in additional New GenCorp common stock.


     Appreciation Rights. An Appreciation Right ("Appreciation Right") entitles the holder by surrender of the related Option Right (if granted in connection with Option Rights) or by itself (if granted as a free-standing Appreciation Right), to receive from New GenCorp an amount equal to 100%, or a lesser percentage as New GenCorp's Board may determine, of the spread between the strike price (or the option price if granted in tandem with Option Rights) and the then-current market value of New GenCorp's common stock. Any grant may specify that the amount payable on exercise of an Appreciation Right may be paid by New GenCorp in cash, in New GenCorp common stock, or in any combination of the two, and may either grant to the optionee or retain in New GenCorp's Board the right to elect among those alternatives. Any grant may specify that the Appreciation Right may be exercised only in the event of a "change in control" or other similar transaction or event. Any grant of Appreciation Rights may specify management objectives that must be achieved as a condition to the exercise of those rights.


     Management Objectives. The plan requires that New GenCorp's Board establish performance goals for purposes of Performance Stock and Performance Units. In addition, if New GenCorp's Board so chooses, Option Rights, Restricted Stock and Deferred Stock may also specify management objectives. Management objectives may be described either in terms of firm-wide objectives, individual participant objectives, or objectives related to performance of the division, subsidiary, department or function within New GenCorp in which the participant is employed. Management objectives applicable to any award may include specified levels of and/or growth in

(1) cash flow, (2) earnings per share, (3) earnings before interest and taxes,
(4) earnings per share growth, (5) net income, (6) return on assets, (7) return on assets employed, (8) return on equity, (9) return on invested capital, (10) return on total capital, (11) revenue growth, (12) stock price, (13) total return to stockholders, (14) economic value added, (15) operating profit growth, or any combination of those methods. If New GenCorp's Board determines that a change in the business, operations, corporate structure or capital structure of New GenCorp, or the manner in which it conducts its business, or other events or circumstances render the management objectives unsuitable, New GenCorp's Board may modify the management objectives or the related minimum acceptable level of achievement, in whole or in part, as New GenCorp's Board deems appropriate and equitable, unless the result would be to make an award otherwise eligible for an exemption under Section 162(m) of the Internal Revenue Code ineligible for such an exemption.


     Transferability. Except as otherwise determined by New GenCorp's Board, no Option Right or other award under the plan is transferable by a participant other than by will or the laws of descent and distribution, or (except for incentive stock options) to the participant's immediate family or trusts established solely for the benefit of one or more members of the immediate family. Except as otherwise determined by New GenCorp's Board, Option Rights are exercisable during the optionee's lifetime only by him or her.

     The Board of Directors may specify at the date of grant that part or all of the shares of New GenCorp common stock that are (1) to be issued or transferred by New GenCorp upon exercise of Option Rights, upon termination of the deferral period applicable to Deferred Stock or upon payment under any grant of Performance Stock or Performance Units or (2) no longer subject to the substantial risk of forfeiture and restrictions on transfer referred to in the plan, shall be subject to further restrictions on transfer.

     Adjustments. The Plan provides that the number of shares available for awards will be adjusted to account for (a) shares relating to awards that expire or are forfeited under the Plan, or (b) shares that are transferred, surrendered or relinquished in payment of the option exercise price for satisfaction of withholding rules for the exercise or receipt of awards under the Plan. This permits the grant of additional awards equal to the number of shares turned in by award recipients. The maximum number of shares of New GenCorp common stock covered by outstanding Option Rights, Deferred Stock, Performance Stock and Restricted Stock granted under the plan, and the prices per share applicable to those shares, are subject to adjustment in the event of stock dividends, stock splits, combinations of shares, recapitalizations, mergers, consolidations, spin-offs, reorganizations, liquidations, issuances of rights or warrants, and similar events. In the event of any such transaction, New GenCorp's Board is given discretion to provide a substitution of alternative consideration for any or all outstanding awards under the plan, as it in good faith determines to be equitable under the circumstances, and may require the surrender of all awards so replaced. New GenCorp's Board may also make or provide for adjustments in the numerical limitations under the plan as New GenCorp's Board may determine appropriate to reflect any of the foregoing transactions or events.

     New GenCorp's Board is authorized to interpret the plan and related agreements and other documents. New GenCorp's Board may make awards to employees under any or a combination of all of the various categories of awards that are authorized under the plan, or in its discretion, make no awards. The plan may be amended from time to time by New GenCorp's Board. However, any amendment that must be approved by the shareholders of New GenCorp in order to comply with applicable law or the rules of the principal national securities exchange or quotation system upon which New GenCorp common stock is traded or quoted will not be effective unless and until such approval has been obtained in compliance with those applicable laws or rules. These amendments would include any increase in the number of shares issued or certain other increases in awards available under the plan (except for increases caused by adjustments made pursuant to the plan). Presentation of the plan or any amendment of the plan for shareholder approval is not to be construed to limit New GenCorp's authority to offer similar or dissimilar benefits through plans that are not subject to shareholder approval.

     New GenCorp's Board may provide for special terms for awards to participants who are foreign nationals or who are employed by New GenCorp outside the United States of America as New GenCorp's Board may consider necessary or appropriate to accommodate differences in local law, tax policy or custom.

     The plan provides that awards representing no more than 3% of the shares available under the plan may not be required to meet certain restrictions otherwise applicable to restricted stock, deferred stock and performance stock awards under the plan.


     New GenCorp's Board may not, without further approval of its shareholders, authorize the amendment of any outstanding Option Right to reduce the option price. Furthermore, no Option Right may be canceled and replaced with awards having a lower option price without further approval of the shareholders of New GenCorp. The plan does not confer on any participant a right to continued employment with New GenCorp.


     Plan Benefits. Given the discretion of New GenCorp's Organization & Compensation Committee in administering the plan, it is not possible to determine in advance whether awards will be granted or how any types of awards authorized under New GenCorp's 1999 Equity and Performance Incentive Plan will be allocated among eligible participants. For information regarding options granted to the New GenCorp Named Officers during fiscal 1998, see "New GenCorp Management and Executive Compensation -- Summary Compensation Table."


  FEDERAL INCOME TAX CONSEQUENCES

     Following is a brief summary of some of the federal income tax consequences of various transactions under the plan based on federal income tax laws in effect on January 1, 1999. This summary is not intended to be exhaustive and does not describe state or local tax consequences.

     Option Rights. In general, (1) no income will be recognized by an optionee at the time an Option Right which is not an Incentive Stock Option is granted;
(2) at exercise, ordinary income will be recognized by the optionee in an amount equal to the difference between the option price paid for the shares and the fair market value of the shares, if unrestricted, on the date of exercise; and
(3) at sale, appreciation (or depreciation) after the date of exercise will be treated as either short-term or long-term capital gain (or loss) depending on how long the shares have been held.

     Incentive Stock Options. No income generally will be recognized by an optionee upon the grant or exercise of an Incentive Stock Option. If shares of New GenCorp common stock are issued to the optionee pursuant to the exercise of an Incentive Stock Option, and if no disqualifying disposition of those shares is made by that optionee within two years after the date of grant or within one year after the transfer of those shares to the optionee, then upon sale of the shares, any amount realized in excess of the option price will be taxed to the optionee as a long-term capital gain and any loss sustained will be a long-term capital loss.

     If shares of New GenCorp common stock acquired upon the exercise of an Incentive Stock Option are disposed of prior to the expiration of either holding period described above, the optionee generally will recognize ordinary income in the year of disposition in an amount equal to the excess (if any) of the fair market value of such shares at the time of exercise (or, if less, the amount realized on the disposition of such shares if a sale or exchange) over the option price paid for those shares. Any further gain (or loss) realized by the participant generally will be taxed as short-term or long-term capital gain (or loss) depending on the holding period.

     Restricted Stock. The recipient of Restricted Stock generally will be subject to tax at ordinary income rates on the fair market value of the Restricted Stock reduced by any amount paid by the participant at such time as the shares are no longer subject to forfeiture or restrictions on transfer for purposes of Section 83 of the Internal Revenue Code. However, a recipient who elects under Section 83(b) of the Internal Revenue Code within 30 days of the date of transfer of the shares will have taxable ordinary income on the date of transfer of the shares equal to the excess of the fair market value of such shares (determined without regard to the restrictions) over the purchase price if any, of the Restricted Stock. If a Section 83(b) election has not been made, any dividends received that relate to Restricted Stock subject to restrictions generally will be treated as compensation that is taxable as ordinary income to the participant.

     Deferred Stock. No income generally will be recognized upon the award of Deferred Stock. The recipient of a Deferred Stock award generally will be subject to tax at ordinary income rates on the fair market value of unrestricted shares of New GenCorp common stock on the date that the shares are transferred to the participant under the award, reduced by any amount paid by the participant, and the capital gains/loss holding period for such shares will also commence on that date.

     Performance Stock and Performance Units. No income generally will be recognized upon the grant of Performance Stock or Performance Units. Upon payment with respect to Performance Stock or Performance Units earned, the recipient generally will be required to include as taxable ordinary income in the year of receipt an amount equal to the amount of cash received and the fair market value of any unrestricted shares of New GenCorp common stock received.

     Appreciation Rights. No income will be recognized by a participant in connection with the grant of an Appreciation Right, whether or not it is granted in connection with Option Rights. When the Appreciation Right is exercised, the participant will be required to include as taxable ordinary income in the year of exercise an amount equal to the amount of cash received and the fair market value of any unrestricted New GenCorp common stock received on the exercise.

     Special Rules Applicable to Officers and Directors. In limited circumstances where the sale of stock received as a result of a grant or award could subject an officer or director to suit under Section 16(b) of the Securities Exchange Act of 1934, the tax consequences to the officer or director may differ from the tax consequences described above. In these circumstances, unless a special election has been made, the principal difference usually will be to postpone valuation and taxation of the stock received so long as the sale of the stock received could subject the officer or director to suit under
Section 16(b) of the Securities Exchange Act of 1934, but no longer than six months.

     Tax Consequences To Participant's Employer. To the extent that a participant recognizes ordinary income in the circumstances described above, the participant's employer will generally be entitled to a corresponding deduction, provided, among other things, that the income meets the test of reasonableness, does not, along with other income of the participant, exceed the limitation on deductible compensation under Section 162(m) of the Internal Revenue Code, is an ordinary and necessary business expense, and is not an "excess parachute payment," and that any applicable withholding obligations are satisfied.


     Compliance with Section 162(m) of the Internal Revenue Code. The plan is intended to comply with rules for deductibility under Section 162(m) of the Internal Revenue Code and will be administered in accordance with Section 162(m). Performance Units awarded to executives who are or may become subject to
Section 162(m) will provide for objective performance goals and are intended to qualify for deductibility without regard to the limits of Section 162(m). The maximum number of Option Rights of New GenCorp common stock that can be granted to any participant during any period of three consecutive fiscal years is 1,000,000. The maximum number of shares of New GenCorp common stock covered by awards of Restricted Stock, Deferred Stock or Performance Stock under the plan cannot exceed 900,000 in the aggregate and, during any period of three consecutive fiscal years, the maximum number of shares of New GenCorp common stock covered by awards of Restricted Stock, Deferred Stock or Performance Stock under the plan granted to any one participant cannot exceed 900,000 shares of New GenCorp common stock. In addition, no participant, in any period of one calendar year, may be granted Performance Units having an aggregate maximum value greater than $2,000,000 on the date of the grant.



     Withholding Taxes. To the extent that New GenCorp is required to withhold federal, state, local or foreign taxes in connection with any payment made or benefit realized by a participant under the plan, and the amounts available to New GenCorp for that withholding are insufficient, it is a condition to the receipt of payment or the realization of the benefit that the participant make arrangements satisfactory to New GenCorp for payment of the balance of those taxes required to be withheld, which arrangements (in the discretion of New GenCorp's Board) may include relinquishment of a portion of that benefit. New GenCorp and a participant or such other person may also make arrangements with respect to payment in cash of any taxes with respect to which withholding is not required. No common share or benefit witholding shall exceed the minimum required witholding.


  ACCOUNTING TREATMENT.

     Performance Shares and Performance Units will require a charge against income of New GenCorp periodically representing increases in the value of the anticipated benefits. The charge is based on the dollar amount expected to be paid at the end of the performance period. Restricted Stock and Deferred Stock will require a charge against income equal to the fair market value of the awarded shares at the time of award less the amount, if any, paid or payable by the awardee. The charge is spread over the earn-out period for the Restricted or

Deferred Stock. Given the variety of awards that may be made separately or in combination under the plan, actual awards may result in periodic charges against income in some other circumstances.

EMPLOYMENT CONTRACTS AND TERMINATION OF EMPLOYMENT AND CHANGE IN CONTROL ARRANGEMENTS.


     Mr. Robert A. Wolfe's July 28, 1997 employment agreement provides an initial base salary of $325,000 per annum and a guaranteed 1997 incentive bonus equal to 50% of the bonus amount to which he would have been entitled if he had been employed by Aerojet during the entire 1997 fiscal year. Upon his employment date, Mr. Wolfe received an option to purchase 75,000 shares of GenCorp common stock at an exercise price equal to the closing market price on his employment date, and 12,300 restricted shares of GenCorp common stock. During a three-year restriction period, Mr. Wolfe has full dividend and voting rights, but he will forfeit 100% of the restricted shares if his employment at New GenCorp or Aerojet terminates within three years of his employment date other than due to death, disability or change-in-control of Aerojet. If Mr. Wolfe's employment with Aerojet and New GenCorp terminates due to a change-in-control of Aerojet or New GenCorp within five years of his employment date, New GenCorp will pay to him the accrued pension benefits in which he failed to vest pursuant to the terms of the Aerojet Consolidated Pension Plan and New GenCorp Benefits Restoration Plan; if his employment with Aerojet and New GenCorp terminates for any reason after three years from his employment date, New GenCorp will guarantee a minimum annual retirement income of $57,239.



     Mr. Terry Hall's May 6, 1999 employment agreement provides an initial base salary of $310,000 per annum and a guaranteed 1999 incentive bonus equal to 75% of his starting base salary. Upon his employment date, Mr. Hall received an option to purchase 35,000 shares of GenCorp common stock at an exercise price equal to the closing market price on his employment date, and 15,000 restricted shares of GenCorp common stock. During a three-year restriction period, Mr. Hall has full dividend and voting rights, but he will forfeit 100%, 66 2/3% and 33 1/3% respectively, of the restricted shares if his employment at New GenCorp or Aerojet terminates within one year, two years or three years, respectively, of his employment date, other than due to death, disability or change-in-control of Aerojet. If the proposed Distribution is abandoned for any reason, the total amount of restricted shares will be forfeited, Mr. Hall's annual salary of $310,000 will be continued for one year from the date of abandonment of the Distribution and he will be eligible for a payment equal to an additional 50% of his annual salary in consideration for lost incentive opportunity.



     During 1997 the Board of Directors authorized GenCorp to enter into amended and restated severance agreements with ten existing elected officers. The severance agreements provide for a severance payment in an amount equal to the officer's base salary plus bonus (as defined in the agreement) multiplied by a factor of 3 in the case of the GenCorp Chief Executive Officer or a GenCorp Senior Vice President, or by a factor of 2 for other covered officers, if within three years after a change-in-control (as such term is defined in the agreements), the officer's employment is terminated (1) by GenCorp for any reason other than death, disability or cause, or (2) by the officer following the occurrence of one or more adverse events enumerated in the agreement. The agreements provide for payment of performance awards under the Long-Term Incentive Program, continuation of health and life benefits for 24 or 36 months, as appropriate, vesting of accrued retirement benefits, payment of the amount required to cover excise taxes, if any, financial counseling, outplacement, and accounting fees and costs of legal representation if required to enforce the agreement. Mr. Wolfe's agreement includes a provision for payment of the same severance compensation if his employment is terminated within three years after a change-in-control of Aerojet. The severance agreements renew annually unless terminated pursuant to their provisions.



     GenCorp adopted the 1999 Key Employee Retention Plan which provides for payment of up to two annual cash retention payments to eligible employees who satisfactorily continue their employment with GenCorp, New GenCorp or Omnova Solutions, attain specific performance objectives (including completion of the Distribution) and meet all plan requirements. In the event that the Distribution does not occur before February 1, 2000, for whatever reason, a pro rata share of the retention payment will be made and there will be no obligation to pay any future payments. To date, 14 key employees have received Key Employee Retention Letter Agreements pursuant to the plan, providing for individual total retention payments ranging from $75,000 to $800,000. Pursuant to the plan, the following payments may be made to the Named New GenCorp Officers at the end of the first and second years, respectively: Mr. Wolfe, $200,000 and $200,000; Mr. Phillips, $175,000 and $175,000; Mr. Harmon, $100,000 and $50,000; Mr. Miotke, $75,000 and
$75,000; and Mr. Fischer, $75,000 and $75,000.

     GenCorp has adopted a transfer policy for some key employees of GenCorp who will remain employees of New GenCorp after the Distribution. Transfer agreements will provide (1) that the employee's salary and bonus opportunity will not be reduced, (2) for continued eligibility to participate in any long-term incentive plan which New GenCorp may adopt, (3) for a home equity buyout of the employee's current residence, (4) for a relocation payment, equal to two times the employee's monthly salary (grossed-up for tax liability) related to the relocation of New GenCorp's executive offices from Ohio to California, and (5) for Enhanced Involuntary Separation Pay if the employee is terminated without cause within two years of the Distribution. To date, the following Named New GenCorp Officers received transfer agreements: Mr. Phillips and Mr. Harmon.

             OMNOVA SOLUTIONS MANAGEMENT AND EXECUTIVE COMPENSATION



OMNOVA SOLUTIONS MANAGEMENT



     The following table sets forth the names and information as to the persons who are expected to serve as Directors and executive officers of Omnova Solutions immediately after the Distribution. We anticipate that following the Distribution, the number of directors on the Omnova Solutions Board will be set at nine, and there will be three vacancies on the Omnova Solutions Board following the Distribution. The Omnova Solutions Board may fill one or more of those vacancies and those persons will serve until the annual meeting of Omnova Solutions shareholders to be held in 2000, 2001 or 2002. GenCorp is currently evaluating additional candidates to serve as additional directors of Omnova Solutions following the Distribution.



                                            DIRECTOR OF             EXPECTED POSITION
               NAME                 AGE    GENCORP SINCE          WITH OMNOVA SOLUTIONS
               ----                 ---    -------------          ---------------------
Edward P. Campbell................  49         1999         Director
Charles A. Corry..................  67         1995         Director
Diane E. McGarry..................  49         1995         Director
Steven W. Percy...................  52         1997         Director
Dr. R. Byron Pipes................  57         1993         Director
John B. Yasinsky..................  60         1993         Chairman and Chief Executive
                                                            Officer; Director
Marvin W. Zima....................  61          N/A         Vice President; President,
                                                            Performance Chemicals Division
Kevin M. McMullen.................  38          N/A         Vice President; President,
                                                            Decorative & Building Products
                                                            Division
Michael E. Hicks..................  41          N/A         Senior Vice President and Chief
                                                            Financial Officer
James C. LeMay....................  42          N/A         Senior Vice President, Law and
                                                            General Counsel
Nathaniel J. Mass.................  48          N/A         Senior Vice President, Strategic
                                                            Growth
Gregory T. Troy...................  44          N/A         Senior Vice President, Human
                                                            Resources
Cynthia A. Slack..................  50          N/A         Secretary


EDWARD P. CAMPBELL

     Mr. Campbell has served as President and Chief Executive Officer of Nordson Corporation, Westlake, OH, an international manufacturer of industrial application equipment, since 1997. Prior to that time, he was Chief Operating Officer of Nordson from 1994 to 1997 and Vice President of Nordson from 1988 to 1994. He is also a director of KeyCorp, Cleveland, OH. Mr. Campbell is a member of the Audit and Finance Committees of GenCorp's Board.

CHARLES A. CORRY

     Mr. Corry currently serves as a director of USX Corporation, Pittsburgh, PA, a producer of energy and metal products and until recently, Mr. Corry also served as Chairman of the Executive Committee of USX. He was Chairman and Chief Executive Officer of USX from 1989 until his retirement in 1995 and President and a director since February 1988. He is also a director of Mellon Bank Corporation and Mellon Bank, N.A., Pittsburgh, PA. Mr. Corry is Chairman of the Organization & Compensation Committee and a member of the Finance, Nominating & Corporate Governance and Executive Committees of the GenCorp Board.

DIANE E. MCGARRY

     Ms. McGarry has served as Senior Vice President, Eastern Operations, North American Solutions Group, of Xerox Corporation, Rochester, NY, a manufacturer of copiers and electronic office equipment, since January 1999. She was previously Vice President/General Manager of the Color Solutions Business Unit of Xerox from March 1998 until January 1999; Chairman, President and Chief Executive Officer of Xerox Canada Inc., North York, Ontario, Canada, from 1993 until March 1998; Director, Sales Operations for the United Kingdom for Rank Xerox, a joint venture between Xerox and the Rank Organization from 1991 to 1993; and Executive Assistant to the Chairman and Chief Executive Officer of Xerox from February 1990 to 1991. Ms. McGarry is a member of the Audit and Organization & Compensation Committees and Chairperson of the Government Affairs & Environmental Issues Committee of the GenCorp Board.

STEVEN W. PERCY

     Mr. Percy has served as Chairman and Chief Executive Officer of BP America Inc., Cleveland, OH, a petroleum extraction, refining and distribution company, from 1996 until March 31, 1999 and the BP/Amoco merger. He was Executive Vice President of BP America and President of BP Oil in the United States from 1992 to 1996; and Group Treasurer of the British Petroleum Company, plc and Chief Executive of BP Finance International from 1989 until 1992. Mr. Percy is a member of the Organization & Compensation and Nominating & Corporate Governance Committees of the GenCorp Board.

DR. R. BYRON PIPES

     Dr. Pipes has served as Distinguished Visiting Scientist, College of William and Mary, Williamsburg, VA since 1998. He was the Seventeenth President of Rensselaer Polytechnic Institute, Troy, NY from 1993 until 1998. He was Provost of the University of Delaware from 1991 until 1993 and Dean of the College of Engineering from 1985 until 1993. Dr. Pipes is Chairman of the Nominating & Corporate Governance Committee and a member of the Executive and Finance Committees of the GenCorp Board.

JOHN B. YASINSKY

     Mr. Yasinsky has served as Chairman of the GenCorp Board since March 1995 and Chief Executive Officer and President of GenCorp since July 1994. He was President and Chief Operating Officer of GenCorp from November 1993 until July 1994. Previously, he was Group President, Westinghouse Electric Corporation, Pittsburgh, PA, a power generation and electrical equipment manufacturing company, from February 1993 until November 1993 and President, Westinghouse Power Systems from 1990 to 1993. He is also a director of CMS Energy Corporation, Dearborn, MI and Consumers Power Company, Jackson, MI. Mr. Yasinsky is Chairman of the Executive Committee of the GenCorp Board.

MARVIN W. ZIMA

     Mr. Zima has served as Vice President of GenCorp since August 1994 and President of GenCorp's Performance Chemicals business unit since 1991. He was previously President and Chief Executive Officer of Uniroyal Engineered Products from 1987 to 1991 and held various other management positions with Uniroyal from 1982 to 1987.

KEVIN M. MCMULLEN

     Mr. McMullen has served as Vice President of GenCorp and President of GenCorp's Decorative & Building Products business unit since September 1996. He was previously General Manager of General Electric Corporation's Lighting Division from 1991 to 1996 and Senior Engagement Manager at McKinsey and Company, a business consulting firm, from 1985 to 1991.

MICHAEL E. HICKS

     Mr. Hicks has served as Senior Vice President, Chief Financial Officer and Treasurer of GenCorp since February 1999. He was previously Treasurer of GenCorp since September 1994 and Director of Treasury of GenCorp from 1989 to 1994.

JAMES C. LEMAY

     Mr. LeMay has served as Assistant General Counsel of GenCorp since May 1997. He was previously Senior Counsel of GenCorp from May 1990 to May 1997.

NATHANIEL J. MASS

     Mr. Mass has served as Senior Vice President of Strategic Growth of GenCorp since June 1996. He was previously Partner and Director of the Business Dynamics Center, McKinsey and Company from 1994 to June 1996; Chief Executive Officer, Light Sciences Inc. from 1991 to 1993 and Director of Worldwide Strategic Planning, Exxon Chemical Company from 1988 to 1991.

GREGORY T. TROY

     Mr. Troy has served as Director, Human Resources of Performance Chemicals since December 1996. He was previously Director, Human Resources of Bosch Braking Systems (formerly AlliedSignal) from 1995 to December 1996; Employee Relations Area Manager Manufacturing of Mobil Corporation's Plastics Division from 1994 to 1995; Senior Human Resources Advisor of Mobil's Petrochemicals Division from 1993 to 1994 and Employee Relations Manager of Mobil's Houston Olefina Plant from 1991 to 1993.

CYNTHIA A. SLACK

     Ms. Slack has served as Assistant Secretary and Senior Counsel, Finance and Securities of GenCorp since September 1997. Previously, Ms. Slack was Assistant Secretary and Counsel, Finance and Securities of GenCorp from March 1997 to September 1997 and Counsel, Finance and Securities of GenCorp since February 1990.


CLASSIFICATION OF OMNOVA SOLUTIONS BOARD



     Omnova Solutions' certificate of incorporation will provide that the Omnova Solutions Board will be divided into three classes of directors to be as nearly equal in number of directors as possible. Class I will consist of John B. Yasinsky and Dr. R. Byron Pipes and their current term of office will expire at Omnova Solutions' 2000 annual meeting of shareholders. Class II will consist of Diane E. McGarry and Steven W. Percy and their current term of office will expire at Omnova Solutions' 2001 annual meeting of shareholders. Class III will consist of Edward P. Campbell and Charles A. Corry and their current term of office will expire at Omnova Solutions' 2002 annual meeting of shareholders. At each annual shareholders' meeting, directors will be elected for a term of three years and hold office until their successors are elected and qualified or until their earlier removal or resignation. Newly created directorships resulting from an increase in the number of directors or any vacancies on Omnova Solutions' Board resulting from death, resignation, disqualification, removal or other cause may be filled by a majority of the remaining directors then in office.


COMMITTEES


     The Omnova Solutions Board is expected to have five standing committees:
(1) Organization & Compensation; (2) Audit; (3) Executive; (4) Finance; and (5) Nominating & Corporate Governance.



     ORGANIZATION & COMPENSATION COMMITTEE. The Organization & Compensation Committee will review periodically the organization of Omnova Solutions and its management, including major changes in the organization of Omnova Solutions and the responsibility of management as proposed by the Chief Executive Officer. It will monitor executive development and succession planning, review the effectiveness and performance of senior management and make recommendations to the Omnova Solutions Board concerning the appointment and removal of officers. It will also periodically review the compensation philosophy, policies and practices of Omnova Solutions and make recommendations to the Omnova Solutions Board concerning major changes, as appropriate. It will annually review changes in Omnova Solutions' employee benefit, savings and retirement plans and report on those changes to the Omnova Solutions Board. The committee will also administer Omnova Solutions' incentive and deferred compensation plans and approve, and in some cases recommend to the Omnova Solutions Board for approval, the compensation of employee-directors, officers, and principal executives of

Omnova Solutions. The members of the Organization & Compensation Committee are expected to be Charles A. Corry, Chairman, Edward P. Campbell, Diane E. McGarry and Steven W. Percy.



     AUDIT COMMITTEE. The Audit Committee will review and evaluate the scope of the audits to be performed, the adequacy of services performed by, and the fees and compensation of the independent auditors and receive and review a report from the independent auditors prior to the publication of Omnova Solutions' audited financial statements. It will also consider and recommend to the Omnova Solutions Board the selection of the independent auditors to examine the consolidated financial statements of Omnova Solutions for the next year. It will review and evaluate the scope and appropriateness of Omnova Solutions' internal audit programs and plans and its system of internal control. The committee will review and evaluate the appropriateness of Omnova Solutions' accounting principles and practices and financial reporting and receive periodic reports from the internal audit and law departments on a number of matters, including compliance with Omnova Solutions' policy on legal and ethical conduct. Members of the Audit Committee are expected to be: Steven W. Percy, Chairman, Edward P. Campbell and Diane E. McGarry.



     EXECUTIVE COMMITTEE. During the intervals between meetings of the Board of Directors, the Executive Committee, unless restricted by resolution of the Omnova Solutions Board, will be able to exercise, under the control and direction of the Omnova Solutions Board, all of the powers of the Omnova Solutions Board in the management and control of the business of Omnova Solutions. Members of the Executive Committee are expected to be: John B. Yasinsky, Chairman, Charles A. Corry and R. Byron Pipes.



     FINANCE COMMITTEE. The Finance Committee will make recommendations to the Omnova Solutions Board in regard to Omnova Solutions' planning with respect to its capital structure and raising of its long-term capital and with regard to dividend actions. It will review the performance and management of Omnova Solutions' employee benefit funds and make recommendations to the Omnova Solutions Board in regard to contributions to any pension plan, profit sharing, retirement or savings plan of Omnova Solutions, or any proposed changes in the funding method or interest assumption or in amortization of liabilities in connection with funding any plan. Members of the Finance Committee are expected to be: Edward P. Campbell, Chairman, Charles A. Corry, Steven W. Percy and R. Byron Pipes.



     NOMINATING & CORPORATE GOVERNANCE COMMITTEE. The Nominating & Corporate Governance Committee will periodically review and make recommendations to the Omnova Solutions Board concerning the criteria for selection and retention of directors, the composition of the Omnova Solutions Board, structure and function of Omnova Solutions Board committees, retirement policies and compensation and benefits of directors. It will recommend to the Omnova Solutions Board qualified candidates to serve as directors of Omnova Solutions and aid in attracting qualified candidates to the Omnova Solutions Board. It will also consider and make recommendations to the Omnova Solutions Board concerning direct nominations submitted by shareholders. Members of the Nominating & Corporate Governance Committee are expected to be: R. Byron Pipes, Chairman, Charles A. Corry and Diane E. McGarry.


COMPENSATION OF DIRECTORS


     Each nonemployee director of Omnova Solutions will receive a retainer of $24,000 per year and an attendance fee of $1,000 for each Board and Committee meeting attended. Nonemployee directors who served as Chairman of a committee of the Omnova Solutions Board will receive an annual fee of $2,000 in consideration of that service.



     Nonemployee directors will be able to elect annually to defer all or a percentage of their retainer, any committee Chairman's fee and meeting attendance fees pursuant to a deferred compensation plan for nonemployee directors. The plan will be unfunded, and deferred amounts will be credited, at the election of the director, with phantom shares in an Omnova Solutions stock fund, an S&P 500 index fund, or a cash deposit program. Deferred amounts and earnings will be payable after termination of Omnova Solutions Board service in either a lump sum or installments as elected by the director.


     In March 1998 each GenCorp nonemployee director received 200 restricted shares of GenCorp common stock. These restricted shares will vest March 25, 2000. In March 1999, each GenCorp nonemployee director received 250 restricted shares of GenCorp common stock. These restricted shares will vest on March 30, 2001. Vesting will be accelerated in full upon resignation from the GenCorp Board to serve on the Omnova Solutions Board. Dividends on restricted shares are automatically reinvested through GenCorp's dividend reinvestment program unless a director chooses otherwise. All shares may be voted, but ownership may not be transferred until service on the GenCorp Board terminates. Unvested shares will be forfeited in the event of a voluntary resignation (other than resignation to serve on the Omnova Solutions Board) or refusal to stand for reelection, but vesting will be accelerated in the event of death, disability or retirement pursuant to GenCorp's Retirement Plan for Nonemployee Directors described below or upon the occurrence of a change in control or announcement of a tender or exchange offer which would result in a person holding beneficial ownership of 30% of more of the outstanding GenCorp common stock.



     Nonemployee directors of Omnova Solutions will be eligible for stock option grants and restricted stock awards under the Omnova Solutions 1999 Equity and Performance Incentive Plan.



     Each nonemployee director who terminates his or her service on the Omnova Solutions Board after at least 60 months of service (including service on the GenCorp Board) will receive an annual retirement benefit equal to the retainer in effect on the date the director's service terminates, payable in monthly installments, until the number of monthly payments made equals the lesser of (1) the individual's months of service as a director, or (2) 120 monthly payments. In the event of death prior to payment of the applicable number of installments, the aggregate amount of unpaid monthly installments will be paid, in a lump sum, to the retired director's surviving spouse or other designated beneficiary, if any, or to the retired director's estate.



     Under the Omnova Solutions Board's retirement policy, a director's term of office normally will expire at the annual meeting following his or her seventieth birthday regardless of the term of the class for which the director was last elected. Under special circumstances, however, the Omnova Solutions Board may waive immediate compliance and request that a director postpone his or her retirement until a later date.



     Directors who are also employees of Omnova Solutions will not be compensated separately for serving on the Omnova Solutions Board and will not be paid a retainer or additional compensation for attendance at Board or committee meetings.


COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS


     The following tables set forth information concerning annual and long-term compensation for services rendered to GenCorp for fiscal 1998, 1997 and 1996 by those persons who are expected to be the Chief Executive Officer and the other four most highly compensated executive officers of Omnova Solutions (determined by reference to fiscal 1998 compensation) immediately following the Distribution (the "Named Omnova Solutions Executive Officers").

                           SUMMARY COMPENSATION TABLE


                                        ANNUAL COMPENSATION                LONG TERM COMPENSATION
                              ---------------------------------------   ----------------------------
                                                                                   AWARDS                PAYOUTS
                                                                        ----------------------------   ------------
                                                                        RESTRICTED                         LTIP
                                                         OTHER ANNUAL     STOCK        SECURITIES        PAYOUTS       ALL OTHER
      NAME AND CURRENT               SALARY     BONUS    COMPENSATION     AWARDS       UNDERLYING      COMPENSATION   COMPENSATION
     PRINCIPAL POSITION       YEAR     ($)       ($)         ($)           ($)       OPTIONS/SARS(8)       ($)        ($)(12)(13)
     ------------------       ----   -------   -------   ------------   ----------   ---------------   ------------   ------------
John B. Yasinsky............  1998   695,833   800,000(1)    16,000(6)     --             85,000         420,000(9)      69,563
  Chairman, Chief             1997   666,667   850,000(2)    16,000(6)     --            100,000         698,200(10)     54,466
  Executive Officer           1996   620,833   600,000(3)    16,000(6)     --            100,000         281,266(11)     47,065
  and President of GenCorp
Nathaniel J. Mass...........  1998   338,333   295,000(1)     6,643(7)     --             24,000          98,539(9)      28,050
  Senior Vice President,      1997   320,833   285,000(2)   156,696(7)     --             30,000              --         18,324
  Strategic Growth of         1996   144,423   250,000(4)     2,621(7)     --             75,000              --          6,066
    GenCorp
Kevin M. McMullen...........  1998   275,000   225,000(1)        --        --             20,000         125,441(9)      20,063
  Vice President;             1997   270,833   175,000(2)        --        --             25,000              --         16,405
  President, Decorative       1996    56,890   220,000(5)        --        --             75,000              --          1,876
  & Building Products
  business unit of GenCorp
Marvin W. Zima..............  1998   211,667   208,000(1)    10,000(6)     --             15,000          24,143(9)      15,266
  Vice President;             1997   202,500    87,000(2)    10,000(6)     --             15,000          74,456(10)     16,782
  President of                1996   187,500   140,000(3)    10,000(6)     --             15,000          88,545(11)     16,478
  Performance Chemicals
  business unit of GenCorp
Michael E. Hicks............  1998   160,000    66,900(1)        --        --              5,000          42,175(9)      14,002
  Senior Vice President       1997   150,883    75,200(2)        --        --             13,000          70,271(10)     11,930
  and Chief Financial         1996   129,667    50,000(3)        --        --              7,000              --          9,912
  Officer of GenCorp


---------------

 (1) Elected officers received 20% of their net 1998 incentive bonuses in shares of GenCorp common stock (based upon the closing price on January 29, 1999 as reported on the NYSE) as follows: Mr. Yasinsky, 4,163 shares; Mr. Mass, 1,416 shares; Mr. McMullen, 1,146 shares; Mr. Zima, 1,639 shares; and Mr. Hicks, 1,480 shares.


 (2) Elected officers received 20% of their net 1997 incentive bonuses in shares of GenCorp common stock (based upon the closing price on January 30, 1998 as reported on the NYSE) as follows: Mr. Yasinsky, 4,179 shares; Mr. Mass 1,349 shares; Mr. McMullen, 837 shares; Mr. Zima, 2,344 shares; and Mr. Hicks, 2,178 shares.


 (3) Messrs. Yasinsky, Zima and Hicks received part payment of their 1996 incentive bonuses in shares of GenCorp common stock (based upon the closing price on January 20, 1997 as reported on the NYSE) as follows: Mr. Yasinsky, 9,140 shares; Mr. Zima, 1,278 shares; and Mr. Hicks, 122 shares.

 (4) Includes a 1996 year-end payment of $100,000 and a one-time payment of $150,000 pursuant to Mr. Mass' employment agreement to compensate him for loss of a 1996 bonus from his former employer.

 (5) Includes a 1996 year-end incentive bonus of $125,000 and a hiring bonus of $95,000 pursuant to Mr. McMullen's employment agreement.


 (6) Cash allowance in lieu of a company provided automobile. Perquisites and other personal benefits provided to the Named Omnova Solutions Officers during 1998, 1997 and 1996 did not exceed disclosure thresholds established by the Securities and Exchange Commission.


 (7) Reimbursement for taxes payable in connection with relocation.

 (8) Shares of GenCorp common stock underlying options granted pursuant to the GenCorp Inc. 1997 and 1993 Stock Option Plans.

 (9) Amounts paid for the 1996-1998 performance period under GenCorp's Long-Term Incentive Program. The net amount, after tax withholding, was paid in shares of GenCorp common stock based upon the January 29, 1999 closing price on the NYSE.


(10) Amounts paid for the 1995-1997 performance period under GenCorp's Long-Term Incentive Program. The net amount, after tax withholding, was paid in shares of GenCorp common stock based upon the January 30, 1998 closing price on the NYSE. Messrs. Mass and McMullen did not participate during the 1995-1997 performance period.

(11) Awards paid for the 1994-1996 performance period under GenCorp's Long-Term Incentive Program. Messrs. Mass, McMullen and Hicks did not participate during the 1994-1996 performance period.

(12) Amounts accrued as dividend and interest earnings on prior years' awards under GenCorp's Stock Incentive Compensation Plan. Dividends declared on common stock credited to the executive's account in the trust fund are credited to the executive's account as an additional number of shares determined by dividing the aggregate amount of the dividend by the market value of common stock on the dividend date. The actual value of the shares distributed on a future payment date will be based upon the market value of GenCorp common stock at the future payment date. Amounts accrued during 1998, and the number of shares attributable thereto were: Mr. Zima, $1,826 or 73 shares and Mr. Hicks, $3,418 or 137 shares. Messrs. Yasinsky, Mass and McMullen did not participate in the Plan.


(13) Company contributions to the executive's account in the GenCorp Retirement Savings Plan and, where applicable, the amount credited to the executive's account in GenCorp's Benefits Restoration Plan, a nonfunded plan which restores to the individual's account amounts otherwise excluded due to limitations imposed by the Internal Revenue Code on contributions and includable compensation under qualified plans. Amounts credited during 1998 were: Mr. Yasinsky $69,563, Mr. Mass $28,050, Mr. McMullen $20,063, Mr. Zima $13,440 and Mr. Hicks $10,584.

                     OPTION/SAR GRANTS IN LAST FISCAL YEAR


                             INDIVIDUAL GRANTS
                       -----------------------------
                        NUMBER OF       PERCENT OF
                        SECURITIES        TOTAL
                        UNDERLYING     OPTIONS/SARS
                       OPTIONS/SARS     GRANTED TO       EXERCISE OR
                         GRANTED        EMPLOYEES         BASE PRICE      EXPIRATION
        NAME             (#) (1)      IN FISCAL YEAR    ($ /SHARE)(2)        DATE
        ----           ------------   --------------   ----------------   ----------
John B. Yasinsky.....     85,000          11.30%           $30.1875        3-25-08
Nathaniel J. Mass....     24,000           3.19            $30.1875        3-25-08
Kevin M. McMullen....     20,000           2.66            $30.1875        3-25-08
Marvin W. Zima.......     15,000           1.99            $30.1875        3-25-08
Michael E. Hicks.....     15,000           0.66            $30.1875        3-25-08
All Shareholders(5)..        N/A            N/A                 N/A            N/A


                         POTENTIAL REALIZABLE VALUE AT ASSUMED ANNUAL
                       RATES OF STOCK PRICE APPRECIATION FOR OPTION TERM
                                       (TEN YEARS)(3)(4)
                       -------------------------------------------------
        NAME             0% ($)           5% ($)            10% ($)
        ----           -----------   ----------------   ----------------
John B. Yasinsky.....     $  0            1,613,704          4,089,444
Nathaniel J. Mass....        0              455,634          1,154,666
Kevin M. McMullen....        0              379,695            962,222
Marvin W. Zima.......        0              284,771            721,667
Michael E. Hicks.....        0               94,924            240,556
All Shareholders(5)..        0        2,041,909,423      3,251,399,497


---------------


(1) Non-qualified stock options granted pursuant to the GenCorp Inc. 1997 Stock Option Plan ("Plan") for the number of shares of GenCorp common stock indicated. No stock appreciation rights were granted in 1998. Options become exercisable in 25% increments on September 22, 1998 and March 25, 1999, 2000 and 2001, respectively.


(2) Exercise price equals the closing market price of GenCorp common stock on the date of grant on the NYSE.

(3) The 0%, 5% and 10% appreciation over 10 years' option valuation method assumes a stock price of $30.1875, $49.17 and $78.30, respectively, at March 25, 2008.

(4) The potential realizable values are shown in the table in conformity with Securities and Exchange Commission regulations, and are not intended to forecast possible future appreciation. GenCorp is not aware of any formula which will predict with reasonable accuracy the future appreciation of equity securities. No benefit can be realized by optionees without an appreciation in stock price, which will benefit all shareholders commensurately.

(5) Based upon 41,525,640 shares of GenCorp common stock outstanding on December 31, 1998.


            AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND

                       FISCAL YEAR-END OPTION/SAR VALUES


                                                             NUMBER OF SECURITIES
                                                            UNDERLYING UNEXERCISED       VALUE OF UNEXERCISED IN-THE-
                            SHARES                       OPTIONS/SARS AT FISCAL YEAR        MONEY OPTIONS /SARS AT
                           ACQUIRED                               END (#)(1)                 FISCAL YEAR END ($)
                              ON            VALUE        ----------------------------    ----------------------------
         NAME            EXERCISE (#)    REALIZED ($)    EXERCISABLE    UNEXERCISABLE    EXERCISABLE    UNEXERCISABLE
         ----            ------------    ------------    -----------    -------------    -----------    -------------
John B. Yasinsky.......         0                0         444,050         138,750       $4,304,787       $484,375
Nathaniel J. Mass......     2,000          $12,625          75,250          51,750          606,531        264,844
Kevin M. McMullen......         0                0          73,750          46,250          667,969        269,531
Marvin W. Zima.........         0                0          14,750          21,250          108,375         56,250
Michael E. Hicks.......         0                0          20,050          10,250          181,213         36,563


---------------
(1) No SARs have been issued under the Plan.

            LONG-TERM INCENTIVE PLANS -- AWARDS IN LAST FISCAL YEAR

                                                                           ESTIMATED FUTURE
                                                                          PAYOUTS UNDER NON-
                                                                          STOCK PRICE-BASED
                                                     PERFORMANCE OR          PLANS(2)(3)
                                  NUMBER OF        OTHER PERIOD UNTIL    --------------------
                               SHARES, UNITS OR      MATURATION OR       THRESHOLD    TARGET     MAXIMUM
            NAME                 OTHER RIGHTS            PAYOUT             ($)         ($)        ($)
            ----               ----------------    ------------------    ---------    -------    -------
John B. Yasinsky.............         (1)               3 Years           224,375     448,750    897,500
Nathaniel J. Mass............         (1)               3 Years            63,333     126,667    253,333
Kevin M. McMullen............         (1)               3 Years            49,583      99,167    198,333
Marvin W. Zima...............         (1)               3 Years            30,617      61,233    122,467
Michael E. Hicks.............         (1)               3 Years            23,520      47,040     94,080

---------------

(1) Indicates awards under the GenCorp Inc. Long-Term Incentive Program ("Program") pursuant to which key employees designated by the Organization & Compensation Committee of the GenCorp Board may receive incentive payments equal to specified percentages of average annual compensation (salary and bonus paid under GenCorp's Executive Incentive Compensation Program) upon attainment of specified threshold, target or maximum levels of financial performance ("performance goals") over a three-year performance period. For the 1998-2000 performance period, threshold, target and maximum performance goals for corporate officers are designated percentages of corporate return on assets employed and earnings per share growth, and for business unit presidents, designated percentages of corporate and business unit return on assets employed and operating profit growth for their respective business units. No payments are made under the Program if financial performance for the performance period falls below threshold levels.

(2) Percentages of average annual compensation (determined for the three-year performance period) payable to participants upon attainment of performance goals for the 1998-2000 performance period are as follows:


                                                                   THRESHOLD    TARGET    MAXIMUM
                                                                   ---------    ------    -------
       GenCorp Chairman, CEO and President.......................     15%         30%       60%
       GenCorp Senior Vice Presidents / Other Corporate
         Officers................................................     10%         20%       40%
       GenCorp Business Unit Presidents..........................     10%         20%       40%



(3) For purposes of the table above, estimated future payouts have been calculated on the basis of the participant's 1998 fiscal year salary and bonus shown in the Summary Compensation Table above. Performance awards under GenCorp's Long-Term Incentive Program for the three-year performance period ending November 30, 1999 will be determined based upon (1) actual performance up to the date of the special dividend contemplated by the Distribution, and (2) budgeted performance, for the remainder of the period, according to GenCorp's annual operating plan. Pro rata performance awards will be paid under the GenCorp plan for the performance periods ending November 30, 2000 and November 30, 2001. Pro rata performance awards for each partial performance period will be determined based upon (1) actual performance up to the date of the special dividend contemplated by the Distribution, and (2) budgeted performance, for the remainder of the fiscal year ending November 30, 1999, according to GenCorp's annual operating plan.


PENSION BENEFITS

     GenCorp's salaried pension plans include several formulas for the determination of benefits, and require that the formula providing the highest benefit be utilized to determine an individual employee's actual benefit. Benefits for Messrs. Mass, McMullen, Zima and Hicks have been determined pursuant to a formula which utilizes five-year average compensation for years of service prior to December 1, 1999 and a career average formula for service from December 1, 1999 to normal retirement. The benefit for Mr. Yasinsky has been determined pursuant to the terms of his employment agreement. Estimated benefits are shown below because the required calculations do not lend themselves to a typical pension plan table where benefits can be determined by the reader solely upon the basis of years of service and final compensation.

                                                              APPROXIMATE            ESTIMATED
                                                           YEARS OF CREDITED      ANNUAL BENEFITS
                                                              SERVICE AT             PAYABLE AT
                          NAME                             NORMAL RETIREMENT    NORMAL RETIREMENT(1)
                          ----                             -----------------    --------------------
John B. Yasinsky(2)......................................         41                  $885,442
Nathaniel J. Mass........................................         19                   224,647
Kevin M. McMullen........................................         29                   245,717
Marvin W. Zima...........................................         11                    58,915
Michael E. Hicks.........................................         45                   163,780

---------------


(1) Retirement benefits shown in the table for Messrs. Mass, McMullen, Zima and Hicks were calculated pursuant to the terms of the Pension Plan for Salaried Employees of GenCorp Inc. (the "GenCorp Pension Plan"). There is no offset for Social Security payments. Mr. Yasinsky's retirement benefit has been determined pursuant to the supplemental pension provisions of his employment agreement described under " -- Employment Contracts and Termination of Employment and Change in Control Arrangements."


    The benefits shown are estimated and have not been adjusted for any survivor option. Each estimated benefit is based upon the assumption that the executive will remain an employee until age 65 at a rate of compensation equivalent to that in effect on December 1, 1998 and that the pension plan under which the estimated benefit is calculated will remain unchanged.

    Benefits for Messrs. Mass, McMullen, Zima and Hicks have been determined by a formula which provides for a benefit (A) for years of service prior to December 1, 1999 of (1) 1.125% of five-year average compensation ("average compensation") up to the average Social Security wage base ("ASSWB") plus 1.5% of average compensation in excess of the ASSWB multiplied by the total of such years of service up to 35 years and (2) 1.5% of average compensation multiplied by the total years of service in excess of 35 years, and (B) for each year of service after December 1, 1999 (1) prior to attainment of 35 years of service, 1.625% of annual compensation up to the ASSWB plus 2.0% of annual compensation in excess of the ASSWB, and (2) after attainment of 35 years of service, 2.0% of annual compensation.

    The benefits shown in the table have not been reduced to reflect either (1) the limitation on includable compensation or the overall benefit limitation imposed on pension plans qualified under Section 401(a) of the Code, or (2) a plan's own exclusions from includable compensation, since the amount of any of those reductions will be restored to the individual pursuant to the terms of GenCorp's Benefits Restoration Plan, a nonfunded plan with benefits payable out of the general assets of GenCorp.


(2) Mr. Yasinsky's benefit is the product of (1) total years of service (including 30 years credited upon Mr. Yasinsky's employment with GenCorp, plus additional years accrued as an employee with Omnova Solutions until age
    65), (2) 1.47%, and (3) the average of his five highest years of compensation (salary and incentive bonus only) during the ten years preceding retirement. Under the terms of Mr. Yasinsky's employment agreement, amounts determined pursuant to the foregoing formula will be paid out of GenCorp funds and will be offset by any payments made from the GenCorp Pension Plan and the pension plan of his prior employer.



OMNOVA SOLUTIONS 1999 EQUITY AND PERFORMANCE INCENTIVE PLAN



     Omnova Solutions desires to establish an equity performance and incentive plan in order to integrate GenCorp's existing stock option and long-term incentive plans and to more closely align the interests of its executives with those of Omnova Solutions' shareholders. For this purpose, subject to the approval of the shareholders, Omnova Solutions has adopted the Omnova Solutions 1999 Equity and Performance Incentive Plan. A copy of the plan is attached to this proxy statement as Annex D. A summary of the plan is set forth below.



     Approximately 8 officers, 50 key employees and 8 nonemployee directors of Omnova Solutions are expected to be eligible to receive awards under the plan.

  PLAN SUMMARY


     General. Under the plan, Omnova Solutions' Board is authorized to make awards of (1) options to purchase shares of Omnova Solutions' common stock, (2) performance stock and performance units, (3) restricted stock, (4) deferred stock or (5) appreciation rights. Omnova Solutions' Organization and Compensation Committee will be authorized to oversee the plan and to make awards and grants under the plan.



     Shares Available Under the Plan. The number of shares of Omnova Solutions' common stock that may be issued or transferred (1) upon the exercise of options ("Option Rights"), (2) as restricted stock ("Restricted Stock") and released from all substantial risks of forfeiture, (3) as deferred stock ("Deferred Stock"), (4) in payment of performance stock ("Performance Stock") or performance units ("Performance Units") that have been earned, (5) in payment of dividend equivalents paid with respect to awards made under the plan, or (6) in payment of appreciation rights may not exceed a total of 2,400,000, subject to some adjustments pursuant to the terms of the plan. These shares of common stock may be original issue or treasury shares or a combination of both.



     Eligibility. Officers, key employees and nonemployee directors of Omnova Solutions, as well as any person who has agreed to begin serving in such capacity within 30 days of the date of the grant are eligible to be selected by Omnova Solutions' Board to receive benefits under the plan. Omnova Solutions' Organization and Compensation Committee will select those who will receive grants on the basis of management objectives.



     Option Rights. Option Rights entitle the optionee to purchase shares of Omnova Solutions' common stock at a predetermined price per share (which may not be less than the market value at the date of grant, except for non-qualified stock options granted in lieu of salary or bonus, which may be not less than 85% of the market value at the date of grant). Each grant will specify whether the option price will be payable (1) in cash at the time of exercise, (2) by the transfer to Omnova Solutions of shares of common stock owned by the optionee for at least six months, having a value at the time of exercise equal to the option price, (3) if authorized by Omnova Solutions' Board or its Organization and Compensation Committee, the delivery of shares of Restricted Stock or other forfeitable shares, Deferred Stock, Performance Stock, other vested Option Rights, or Performance Units, or (4) a combination of those payment methods. Grants may provide for deferred payment of the option price from the proceeds of sale through a broker on the date of exercise of some or all of the shares of Omnova Solutions' common stock to which the exercise relates.



     No Option Rights may be exercisable more than ten years from the date of grant. Each grant must specify the period of continuous employment with Omnova Solutions that is required before the Option Rights become exercisable. Grants may provide for earlier exercise of an Option Right in the event of a "change in control" of Omnova Solutions or other similar transactions or events. Grants may also specify management objectives that must be achieved as a condition to the exercise of the option. Successive grants may be made to the same optionee whether or not previously granted Option Rights remain unexercised.



     Restricted Stock. An award of Restricted Stock involves the immediate transfer of ownership of a specific number of shares of Omnova Solutions common stock by Omnova Solutions to a participant in consideration of the performance of services. The participant is immediately entitled to voting, dividend and other ownership rights in such shares. The transfer may be made without additional consideration or in consideration of a payment by the participant that is less than current market value, as the Omnova Solutions Board may determine. The Omnova Solutions Board may condition the award on the achievement of specified management objectives.



     Restricted Stock must be subject to a "substantial risk of forfeiture" within the meaning of Section 83 of the Internal Revenue Code for a period to be determined by the Omnova Solutions Board. An example would be a provision that the Restricted Stock would be forfeited if the participant ceased to serve as an officer or key employee of Omnova Solutions during a specified period of years. If service alone is the criterion for non-forfeiture, the period of service must be at least three years; if other management objectives are included, non-forfeiture may occur one year from the date of grant. In order to enforce these forfeiture provisions, the transferability of Restricted Stock will be prohibited or restricted in a manner and to the extent prescribed by Omnova Solutions' Board for the period during which the forfeiture provisions are to continue. Omnova

Solutions' Board may provide for a shorter period during which the forfeiture provisions are to apply in the event of a change in control of Omnova Solutions or other similar transaction or event.



     Deferred Stock. An award of Deferred Stock constitutes an agreement by Omnova Solutions to deliver shares of its common stock to the participant in the future in consideration of the performance of services. However, the Deferred Stock award may be subject to the fulfillment of certain conditions, such as management objectives, during the deferral period specified by Omnova Solutions' Board. During the deferral period, the participant cannot transfer any rights in the award and has no right to vote the shares of Deferred Stock, but Omnova Solutions' Board may, on or after the date of the award, authorize the payment of dividend equivalents on such shares on a current, deferred or contingent basis, either in cash or in additional shares of Omnova Solutions common stock. Awards of Deferred Stock can be made without additional consideration or in consideration of a payment by the participant that is less than the market value per share on the date of award. Deferred Stock must be subject to performance of services for at least three years; provided that if management objectives are included, the performance of services must be for at least one year. Omnova Solutions' Board determines the deferral period at the date of the award, and may provide for a deferral period of less than three years in the event of a change in control of Omnova Solutions or other similar transaction or event.



     Performance Stock and Performance Units. Performance Stock and Performance Units involve awards that become payable upon the achievement of specified management objectives during a designated performance period. This performance period may be subject to earlier termination in the event of death, retirement or a change in control of Omnova Solutions or other similar transaction or event. A minimum level of acceptable achievement may also be established by Omnova Solutions' Board. If, by the end of the performance period, the participant has achieved the specified management objectives, the participant will be deemed to have fully earned the Performance Stock or Performance Units. If the participant has not achieved the management objectives, but has attained or exceeded the predetermined minimum, the participant will be deemed to have partly earned the Performance Stock and/or Performance Units (such part to be determined in accordance with a formula). To the extent earned, the Performance Stock and/or Performance Units will be paid to the participant at the time and in the manner determined by Omnova Solutions' Board in cash, shares of Omnova Solutions common stock or in any combination of those methods. Each award of Performance Stock or Performance Units may be subject to adjustment to reflect changes in compensation or other factors, so long as no adjustment would result in the loss of an available exemption for the award under Section 162(m) of the Internal Revenue Code. Omnova Solutions' Board or its Organization and Compensation Committee may provide for the payment of dividend equivalents to the holder on a current, deferred or contingent basis, either in cash or in additional Omnova Solutions common stock.



     Appreciation Rights. An Appreciation Right ("Appreciation Right") entitles the holder, by surrender of the related Option Right (if granted in connection with Option Rights) or by itself (if granted as a free-standing Appreciation Right), to receive from Omnova Solutions an amount equal to 100%, or a lesser percentage as Omnova Solutions' Board may determine, of the spread between the strike price (or the option price if granted in tandem with Option Rights) and the then-current market value of Omnova Solutions' common stock. Any grant may specify that the amount payable on exercise of an Appreciation Right may be paid by Omnova Solutions in cash, in Omnova Solutions common stock, or in any combination of the two, and may either grant to the optionee or retain in Omnova Solutions' Board the right to elect among those alternatives. Any grant may specify that the Appreciation Right may be exercised only in the event of a "change in control" or other similar transaction or event. Any grant of Appreciation Rights may specify management objectives that must be achieved as a condition to the exercise of those rights.



     Management Objectives. The plan requires that Omnova Solutions' Board establish performance goals for purposes of Performance Stock and Performance Units. In addition, if Omnova Solutions' Board so chooses, Option Rights, Restricted Stock and Deferred Stock may also specify management objectives. Management objectives may be described either in terms of firm-wide objectives, individual participant objectives, or objectives related to performance of the division, subsidiary, department or function within Omnova Solutions in which the participant is employed. Management objectives applicable to any award may include specified levels of and/or growth in (1) cash flow, (2) earnings per share, (3) earnings before interest and taxes, (4) earnings per share growth,
(5) net income, (6) return on assets, (7) return on assets employed (8) return on equity, (9) return on invested capital, (10) return on total capital, (11) revenue growth, (12) stock price, (13) total return to stockholders, (14) economic value added, (15) operating profit growth, or any combination of those methods. If Omnova Solutions' Board determines that a change in the business, operations, corporate structure or capital structure of Omnova Solutions, or the manner in which it conducts its business, or other events or circumstances render the management objectives unsuitable, Omnova Solutions' Board may modify the performance goals or the related minimum acceptable level of achievement, in whole or in part, as Omnova Solutions' Board deems appropriate and equitable, unless the result would be to make an award otherwise eligible for an exemption under Section 162(m) of the Internal Revenue Code ineligible for such an exemption.



     Transferability. Except as otherwise determined by Omnova Solutions' Board, no Option Right or other award under the plan is transferable by a participant other than by will or the laws of descent and distribution, or (except for incentive stock options) to the participant's immediate family or trusts established solely for the benefit of one or more members of the immediate family. Except as otherwise determined by Omnova Solutions' Board, Option Rights are exercisable during the optionee's lifetime only by him or her.



     The Board of Directors may specify at the date of grant that part or all of the shares of Omnova Solutions common stock that are (1) to be issued or transferred by Omnova Solutions upon exercise of Option Rights, upon termination of the deferral period applicable to Deferred Stock or upon payment under any grant of Performance Stock or Performance Units or (2) no longer subject to the substantial risk of forfeiture and restrictions on transfer referred to in the plan, shall be subject to further restrictions on transfer.



     Adjustments. The Plan provides that the number of shares available for awards will be adjusted to account for (a) shares relating to awards that expire or are forfeited under the Plan, or (b) shares that are transferred, surrendered or relinquished in payment of the option exercise price for satisfaction of withholding rules for the exercise or receipt of awards under the Plan. This permits the grant of additional awards equal to the number of shares turned in by award recipients. The maximum number of shares of Omnova Solutions common stock covered by outstanding Option Rights, Deferred Stock, Performance Stock and Restricted Stock granted under the plan, and the prices per share applicable to those shares, are subject to adjustment in the event of stock dividends, stock splits, combinations of shares, recapitalizations, mergers, consolidations, spin-offs, reorganizations, liquidations, issuances of rights or warrants, and similar events. In the event of any such transaction, Omnova Solutions' Board is given discretion to provide a substitution of alternative consideration for any or all outstanding awards under the plan, as it in good faith determines to be equitable under the circumstances, and may require the surrender of all awards so replaced. Omnova Solutions' Board may also make or provide for adjustments in the numerical limitations under the plan as Omnova Solutions' Board may determine appropriate to reflect any of the foregoing transactions or events.



     Omnova Solutions' Board is authorized to interpret the plan and related agreements and other documents. Omnova Solutions' Board may make awards to employees under any or a combination of all of the various categories of awards that are authorized under the plan, or in its discretion, make no awards. The plan may be amended from time to time by Omnova Solutions' Board. However, any amendment that must be approved by the shareholders of Omnova Solutions in order to comply with applicable law or the rules of the principal national securities exchange or quotation system upon which Omnova Solutions common stock is traded or quoted will not be effective unless and until such approval has been obtained in compliance with those applicable laws or rules. These amendments would include any increase in the number of shares issued or certain other increases in awards available under the plan (except for increases caused by adjustments made pursuant to the plan). Presentation of the plan or any amendment of the plan for shareholder approval is not to be construed to limit Omnova Solutions' authority to offer similar or dissimilar benefits through plans that are not subject to shareholder approval.



     Omnova Solutions' Board may provide for special terms for awards to participants who are foreign nationals or who are employed by Omnova Solutions outside the United States of America as Omnova Solutions' Board may consider necessary or appropriate to accommodate differences in local law, tax policy or custom.



     The plan provides that awards representing no more than 3% of the shares available under the plan may not be required to meet certain restrictions otherwise applicable to restricted stock, deferred stock and performance stock awards under the plans.

     Omnova Solutions' Board may not, without further approval of its shareholders, authorize the amendment of any outstanding Option Right to reduce the option price. Furthermore, no Option Right may be canceled and replaced with awards having a lower option price without further approval of the shareholders of Omnova Solutions. The plan does not confer on any participant a right to continued employment with Omnova Solutions.



     Plan Benefits. Given the discretion of Omnova Solutions' Organization & Compensation Committee in administering the plan, it is not possible to determine in advance, whether awards will be granted or how any types of awards authorized under Omnova Solutions 1999 Equity and Performance Incentive Plan will be allocated among eligible participants. For information regarding options granted to the Omnova Solutions Named Officers during fiscal 1998, see "Omnova Solutions Management and Executive Compensation -- Summary Compensation Table."


  FEDERAL INCOME TAX CONSEQUENCES

     Following is a brief summary of some of the federal income tax consequences of various transactions under the plan based on federal income tax laws in effect on January 1, 1999. This summary is not intended to be exhaustive and does not describe state or local tax consequences.

     Option Rights. In general, (1) no income will be recognized by an optionee at the time an Option Right which is not an Incentive Stock Option is granted;
(2) at exercise, ordinary income will be recognized by the optionee in an amount equal to the difference between the option price paid for the shares and the fair market value of the shares, if unrestricted, on the date of exercise; and
(3) at sale, appreciation (or depreciation) after the date of exercise will be treated as either short-term or long-term capital gain (or loss) depending on how long the shares have been held.


     Incentive Stock Options. No income generally will be recognized by an optionee upon the grant or exercise of an Incentive Stock Option. If shares of Omnova Solutions common stock are issued to the optionee pursuant to the exercise of an Incentive Stock Option, and if no disqualifying disposition of those shares is made by that optionee within two years after the date of grant or within one year after the transfer of those shares to the optionee, then upon sale of the shares, any amount realized in excess of the option price will be taxed to the optionee as a long-term capital gain and any loss sustained will be a long-term capital loss.



     If shares of Omnova Solutions common stock acquired upon the exercise of an Incentive Stock Option are disposed of prior to the expiration of either holding period described above, the optionee generally will recognize ordinary income in the year of disposition in an amount equal to the excess (if any) of the fair market value of such shares at the time of exercise (or, if less, the amount realized on the disposition of such shares if a sale or exchange) over the option price paid for those shares. Any further gain (or loss) realized by the participant generally will be taxed as short-term or long-term capital gain (or loss) depending on the holding period.


     Restricted Stock. The recipient of Restricted Stock generally will be subject to tax at ordinary income rates on the fair market value of the Restricted Stock reduced by any amount paid by the participant at such time as the shares are no longer subject to forfeiture or restrictions on transfer for purposes of Section 83 of the Internal Revenue Code. However, a recipient who elects under Section 83(b) of the Internal Revenue Code within 30 days of the date of transfer of the shares will have taxable ordinary income on the date of transfer of the shares equal to the excess of the fair market value of such shares (determined without regard to the restrictions) over the purchase price if any, of the Restricted Stock. If a Section 83(b) election has not been made, any dividends received that relate to Restricted Stock subject to restrictions generally will be treated as compensation that is taxable as ordinary income to the participant.


     Deferred Stock. No income generally will be recognized upon the award of Deferred Stock. The recipient of a Deferred Stock award generally will be subject to tax at ordinary income rates on the fair market value of unrestricted shares of Omnova Solutions common stock on the date that the shares are transferred to the participant under the award, reduced by any amount paid by the participant, and the capital gains/loss holding period for such shares will also commence on that date.

     Performance Stock and Performance Units. No income generally will be recognized upon the grant of Performance Stock or Performance Units. Upon payment with respect to Performance Stock or Performance Units earned, the recipient generally will be required to include as taxable ordinary income in the year of receipt an amount equal to the amount of cash received and the fair market value of any unrestricted shares of Omnova Solutions common stock received.



     Appreciation Rights. No income will be recognized by a participant in connection with the grant of an Appreciation Right, whether or not it is granted in connection with Option Rights. When the Appreciation Right is exercised, the participant will be required to include as taxable ordinary income in the year of exercise an amount equal to the amount of cash received and the fair market value of any unrestricted Omnova Solutions common stock received on the exercise.


     Special Rules Applicable to Officers and Directors. In limited circumstances where the sale of stock received as a result of a grant or award could subject an officer or director to suit under Section 16(b) of the Securities Exchange Act of 1934, the tax consequences to the officer or director may differ from the tax consequences described above. In these circumstances, unless a special election has been made, the principal difference usually will be to postpone valuation and taxation of the stock received so long as the sale of the stock received could subject the officer or director to suit under
Section 16(b) of the Securities Exchange Act of 1934, but no longer than six months.

     Tax Consequences To Participant's Employer. To the extent that a participant recognizes ordinary income in the circumstances described above, the participant's employer will generally be entitled to a corresponding deduction, provided, among other things, that the income meets the test of reasonableness, does not, along with other income of the participant, exceed the limitation on deductible compensation under Section 162(m) of the Internal Revenue Code, is an ordinary and necessary business expense, and is not an "excess parachute payment," and that any applicable withholding obligations are satisfied.


     Compliance with Section 162(m) of the Internal Revenue Code. The plan is intended to comply with rules for deductibility under Section 162(m) of the Internal Revenue Code and will be administered in accordance with Section 162(m). Performance Units awarded to executives who are or may become subject to
Section 162(m) will provide for objective performance goals and are intended to qualify for deductibility without regard to the limits of Section 162(m). The maximum number of Option Rights of Omnova Solutions common stock that can be granted to any participant during any period of three consecutive fiscal years is 900,000. The maximum number of shares of Omnova Solutions common stock covered by awards of Restricted Stock, Deferred Stock or Performance Stock under the plan cannot exceed 800,000 in the aggregate and, during any period of three consecutive fiscal years, the maximum number of shares of Omnova Solutions common stock covered by awards of Restricted Stock, Deferred Stock or Performance Stock under the plan granted to any one participant cannot exceed 800,000 shares of Omnova Solutions common stock. In addition, no participant, in any period of one calendar year, may be granted Performance Units having an aggregate maximum value greater than $2,000,000 on the date of the grant.



     Withholding Taxes. To the extent that Omnova Solutions is required to withhold federal, state, local or foreign taxes in connection with any payment made or benefit realized by a participant under the plan, and the amounts available to Omnova Solutions for that withholding are insufficient, it is a condition to the receipt of payment or the realization of the benefit that the participant make arrangements satisfactory to Omnova Solutions for payment of the balance of those taxes required to be withheld, which arrangements (in the discretion of Omnova Solutions' Board) may include relinquishment of a portion of that benefit. Omnova Solutions and a participant or such other person may also make arrangements with respect to payment in cash of any taxes with respect to which withholding is not required. No common share or benefit withholding shall exceed the minimum required withholding.


  ACCOUNTING TREATMENT.


     Performance Shares and Performance Units will require a charge against income of Omnova Solutions periodically representing increases in the value of the anticipated benefits. The charge is based on the dollar amount expected to be paid at the end of the performance period. Restricted Stock and Deferred Stock will require a charge against income equal to the fair market value of the awarded shares at the time of award less the amount, if any, paid or payable by the awardee. The charge is spread over the earn-out period for the Restricted or Deferred Stock. Given the variety of awards that may be made separately or in combination under the plan, actual awards may result in periodic charges against income in some other circumstances.

EMPLOYMENT CONTRACTS AND TERMINATION OF EMPLOYMENT AND CHANGE IN CONTROL ARRANGEMENTS


     If the Directors remove Mr. Yasinsky from the position of Chairman and CEO of GenCorp or Omnova Solutions prior to age 65 for any reason other than for "cause" as defined in his October 18, 1993 employment agreement, Mr. Yasinsky may elect to terminate his employment and receive (a) a termination payment equal to two times the sum of (1) his annual base salary at the time of termination and (2) his incentive bonus for the last completed fiscal year preceding termination, and (b) a supplemental pension determined as described in footnote (2) under "Pension Benefits". The agreement also provides that Mr. Yasinsky will participate in the GenCorp Pension Plan and that his supplemental pension will be offset by the amount of any pension payment made from the GenCorp Pension Plan and pension payment received from his former employer. The normal form of payment of the supplemental pension will be a 50% or 100% joint and survivor annuity, unless Mr. Yasinsky elects a lump-sum payment. If elected, the amount of any lump-sum payment will be calculated using the then-current interest rate for 30-year Treasury securities, as approved by the GenCorp Board for the calculation of lump-sum payments under all GenCorp benefit plans and deferred compensation arrangements. In the event of death prior to electing a payment option, the supplemental pension will be paid to Mr. Yasinsky's surviving spouse for her life, calculated as if he had attained age 62, retired, and elected a joint and 100% survivor annuity. In the event of disability prior to age 62, GenCorp or Omnova Solutions will pay Mr. Yasinsky an amount equal to 60% of his base monthly salary (offset for payments received under Social Security) until eligible for supplemental pension benefits at age 62.



     Mr. Nathaniel J. Mass' May 13, 1996 employment agreement provided an initial base salary of $300,000 per annum, increasing to $325,000 on February 1, 1997, a one time bonus of $150,000 to compensate him for loss of an expected bonus payment from his prior employer, a prorated 1996 incentive bonus, with a minimum of $75,000 and an option to purchase 75,000 shares of GenCorp common stock at an exercise price equal to the closing market price on his employment date. If Mr. Mass' employment is terminated by GenCorp, for reasons other than for cause or due to disability or mandatory retirement, he will be eligible to receive separation pay in the form of (a) continuing base salary at the rate in effect on the date of termination and (b) continuing bonus payments, each in the annualized amount of his last bonus payment preceding the date of termination, for a period not to exceed the shortest of (1) two years from the date of termination, or (2) until he obtains comparable employment.


     Mr. Kevin McMullen's July 16, 1996 employment agreement provided an initial base salary of $250,000 per annum, subject to pro-rata adjustment at the end of the 1996 fiscal year, a one-time hiring bonus of $95,000, a 1996 incentive bonus of $125,000, and an option to purchase 75,000 shares of GenCorp common stock at an exercise price equal to the closing market price on his employment date. If Mr. McMullen's employment is terminated by GenCorp other than for cause, disability or retirement, he will be eligible for continuation of his base salary in effect at termination for a period not to exceed the shorter of (1) eighteen months or (2) until he obtains comparable employment.


     GenCorp adopted the 1999 Key Employee Retention Plan which provides for payment of up to two annual cash retention payments to eligible employees who satisfactorily continue their employment with GenCorp, New GenCorp or Omnova Solutions, attain specific performance objectives (including completion of the Distribution) and meet all plan requirements. In the event that the Distribution does not occur before February 1, 2000, for whatever reason, a pro rata share of the retention payment will be made and there will be no obligation to pay any future payments. To date, 14 key employees have received Key Employee Retention Letter Agreements pursuant to the plan, providing for individual total retention payments ranging from $75,000 to $800,000. Pursuant to the plan, the following payments may be made to the following Named Omnova Solutions Officers at the end of the first and second years, respectively: Mr. Yasinsky, $200,000 and $600,000; Mr. McMullen, $150,000 and $150,000; Mr. Mass, $150,000 and $150,000;
Mr. Zima, $150,000 and $150,000; and Mr. Hicks, $75,000 and $75,000.

     At the time of the Distribution, it is intended that Omnova Solutions will assume the foregoing employment contracts and termination of employment and change-in-control arrangements with appropriate modifications. Omnova Solutions will either assume current GenCorp severance agreements with appropriate modifications or will enter into severance agreements with Omnova Solutions officers who currently are not parties to such agreements. These severance agreements will be substantially similar to the severance agreements of New GenCorp. See "New GenCorp Management and Executive Compensation." Agreements for Messrs. Yasinsky and Mass each will include a requirement that any amount which may become payable under the severance agreement be offset by any amount which may be paid under the individual executive's employment agreement as a result of termination of employment due to a change-in-control. Mr. Yasinsky's agreement will provide that he may terminate his employment for any reason, or without reason, during the 30-day period immediately following the date six months after the occurrence of a change-in-control, with the right to severance compensation under this agreement.

                    DESCRIPTION OF NEW GENCORP CAPITAL STOCK

AUTHORIZED CAPITAL STOCK


     GenCorp's authorized capital stock currently consists of 90,000,000 shares of common stock, $0.10 par value per share, and 15,000,000 shares of Cumulative Preference Stock, $1.00 par value per share. If the proposed amendment to GenCorp's articles of incorporation to increase the authorized shares of capital stock is approved, then, upon the effective date of that amendment, New GenCorp's authorized capital stock will consist of 150,000,000 shares of common stock, $0.10 par value per share, and 15,000,000 shares of Cumulative Preference Stock, $1.00 par value per share. See "Proposed Amendments to the Amended Articles of Incorporation and Amended Code of Regulations of GenCorp -- Increase of Authorized Shares of GenCorp Common Stock." Based on the number of shares of GenCorp common stock outstanding on the record date for the special meeting, there will be approximately 41,817,650 shares of New GenCorp common stock outstanding after the Distribution. Currently, there are no shares of GenCorp's Cumulative Preference Stock outstanding.


COMMON STOCK


     Subject to rights of any holders of Cumulative Preference Stock, each outstanding share of New GenCorp common stock will be entitled to dividends as may be declared from time to time by the Board of Directors of New GenCorp. See "Dividend Policies -- New GenCorp's Dividend Policy." Each outstanding share of New GenCorp common stock is entitled to one vote on all matters submitted to a vote of shareholders. Pursuant to the New GenCorp articles of incorporation, holders of New GenCorp common stock do not have the right to cumulative voting; therefore, the holders of a majority of the shares voting for the election of the Board of Directors of New GenCorp can elect all the directors standing for election if they so choose. In the event of liquidation, dissolution or winding up of New GenCorp, holders of New GenCorp common stock are entitled to receive on a pro rata basis any assets remaining after provision for payment of creditors and any holders of Cumulative Preference Stock.


NO PREEMPTIVE RIGHTS

     Under the New GenCorp articles, no holder of New GenCorp common stock will have any preemptive right to subscribe for any additional shares of New GenCorp.

BOARD OF DIRECTORS

     The New GenCorp Board will be divided into three classes of directors, as nearly equal in number as possible, serving staggered terms. Approximately 1/3 of the members of the GenCorp Board will be elected each year.

CERTAIN ANTI-TAKEOVER PROVISIONS RELATING TO NEW GENCORP

     The GenCorp articles of incorporation and code of regulations currently contain certain provisions that may make the acquisition of control of New GenCorp more difficult. In addition, New GenCorp will have a shareholders rights plan, and will be subject to the provisions of the Ohio General Corporation Law relating to takeovers. See "Proposed Amendments to the Amended Articles of Incorporation and Amended Code of Regulations of GenCorp -- Other Anti-Takeover Provisions."

     If the amendments relating to the GenCorp articles of incorporation and code of regulations are approved, New GenCorp's articles of incorporation and code of regulations will contain additional anti-takeover provisions. See "Proposed Amendments to the Amended Articles of Incorporation and Amended Code of Regulations of GenCorp."

                 DESCRIPTION OF OMNOVA SOLUTIONS CAPITAL STOCK


AUTHORIZED CAPITAL STOCK


     After the Distribution, Omnova Solutions' authorized capital stock will consist of 150,000,000 shares of common stock, $0.10 par value per share, and 15,000,000 shares of preferred stock, $1.00 par value per share. Based on the number of shares of GenCorp common stock outstanding on the record date for the special meeting, approximately 41,817,650 shares of Omnova Solutions common stock will be transferred by GenCorp to its shareholders in the Distribution. Currently, there are no shares of Omnova Solutions preferred stock outstanding.



OMNOVA SOLUTIONS COMMON STOCK



     Subject to rights of any holders of preferred stock, each outstanding share of Omnova Solutions common stock will be entitled to such dividends as may be declared from time to time by the Board of Directors of Omnova Solutions. See "Dividend Policies -- Omnova Solutions Dividend Policy." Each outstanding share of Omnova Solutions common stock will be entitled to one vote on all matters submitted to a vote of shareholders. After the Distribution, pursuant to the Omnova Solutions Articles of Incorporation, holders of Omnova Solutions common stock will not have the right to cumulative voting; therefore, the holders of a majority of the shares voting for the election of the Board of Directors of Omnova Solutions will be able to elect all the directors standing for election, if they so choose. In the event of liquidation, dissolution or winding up of Omnova Solutions, holders of Omnova Solutions common stock will be entitled to receive on a pro rata basis any assets remaining after provision for payment of creditors and any holders of Omnova Solutions Preferred Stock.


NO PREEMPTIVE RIGHTS


     Except as may be provided in any Preferred Stock Designation, no holder of any class of stock of Omnova Solutions authorized at the time of the Distribution will have any preemptive right to subscribe to any securities of Omnova Solutions of any kind.


CERTAIN EFFECTS OF AUTHORIZED BUT UNISSUED STOCK


     One of the effects of the existence of unissued and unreserved Omnova Solutions common stock may be to enable the Omnova Solutions Board to render more difficult or to discourage an attempt to obtain control of Omnova Solutions by means of a merger, tender offer, proxy contest or otherwise, and thereby to protect the continuity of Omnova Solutions' management. If, in the due exercise of its fiduciary obligations, for example, the Omnova Solutions Board were to determine that a takeover proposal was not in Omnova Solutions' best interests, such shares could be issued by the Omnova Solutions Board without shareholder approval in one or more private placements or other transactions that might prevent or render more difficult or costly the completion of the takeover transaction by diluting the voting or other rights of the proposed acquiror or insurgent shareholder or shareholder group, by creating a substantial voting block in institutional or other hands that might undertake to support the position of the incumbent Omnova Solutions Board, or by effecting an acquisition that might complicate or preclude the takeover.



     Although Ohio law and the Omnova Solutions Articles would not require shareholder approval to issue authorized shares, the NYSE, on which the Omnova Solutions common stock is expected to be listed, requires shareholder approval of certain issuances as a condition of listing the additional shares or, in some instances, of continued listing of the outstanding shares.



     In addition, certain other provisions of the Omnova Solutions articles of incorporation and Omnova Solutions code of regulations, which are described below, may have the effect, alone or in combination with each other or with the existence of authorized but unissued shares of capital stock, of rendering more difficult or discouraging an acquisition of Omnova Solutions deemed undesirable by the Omnova Solutions Board. See "Certain Anti-Takeover Provisions Relating to Omnova Solutions."

CERTAIN ANTI-TAKEOVER PROVISIONS RELATING TO OMNOVA SOLUTIONS



     Omnova Solutions' articles of incorporation contain several provisions that may make the acquisition of control of Omnova Solutions by means of a tender offer, open market purchase, proxy fight, or otherwise more difficult. Omnova Solutions' code of regulations also contain provisions that could have an anti-takeover effect.



     These provisions of Omnova Solutions' articles of incorporation and code of regulations are designed to encourage persons seeking to acquire control of Omnova Solutions to negotiate the terms with the Omnova Solutions Board. Omnova Solutions believes that, as a general rule, the interest of Omnova Solutions shareholders would be served best if any change in control results from negotiations with the Omnova Solutions Board based upon careful consideration of the proposed terms, such as the price to be paid to shareholders, the form of consideration to be paid and the anticipated tax effects of the transaction.



     The provisions could, however, have the effect of discouraging a prospective acquiror from making a tender offer or otherwise attempting to obtain control of Omnova Solutions. To the extent that these provisions discourage takeover attempts, they could deprive shareholders of opportunities to realize takeover premiums for their shares. Moreover, these provisions could discourage accumulations of large blocks of Omnova Solutions common stock, thus depriving shareholders of any advantages which large accumulations of stock might provide.



     Set forth below is a summary of the relevant provisions of Omnova Solutions' articles of incorporation and code of regulations and certain applicable sections of the Ohio General Corporation Law. Such summary does not purport to be complete and is subject to, and is qualified in its entirety by reference to, all of the provisions of Omnova Solutions' articles of incorporation and code of regulations, which will be filed as exhibits to the Registration Statement on Form 10 to be filed by Omnova Solutions with the Securities and Exchange Commission.


  CONTROL SHARE ACQUISITIONS

     Section 1701.831 of the Ohio General Corporation Law provides that certain notice and informational filings and special shareholder meeting and voting procedures must be followed prior to consummation of a proposed "control share acquisition." The Ohio General Corporation Law defines a "control share acquisition" as any acquisition of an issuer's shares which would entitle the acquiror, immediately after that acquisition, directly or indirectly, to exercise or direct the exercise of voting power of the issuer in the election of directors within any of the following ranges of that voting power:

          - one-fifth or more but less than one-third of that voting power;

          - one-third or more but less than a majority of that voting power; or

          - a majority or more of that voting power.


     Assuming compliance with the notice and information filings prescribed by statute, the proposed control share acquisition may be made only if, at a special meeting of shareholders, the acquisition is approved by both a majority of the voting power of the issuer represented at the meeting and a majority of the voting power remaining after excluding the combined voting power of the "interested shares." "Interested shares" are the shares held by the intended acquiror, the employee-directors and officers of the issuer as well as certain shares that were acquired after the date of the first public disclosure of the acquisition but before the record date for the shareholders meeting and shares that were transferred, together with the voting power thereof, after the record date for the shareholders meeting.


  BUSINESS COMBINATIONS WITH CERTAIN PERSONS


     Omnova Solutions is subject to Chapter 1704 of the Ohio General Corporation Law, which prohibits certain business combinations and transactions between an "issuing public corporation" and an "Ohio law interested shareholder" for at least three years after the Ohio law interested shareholder attains 10% ownership, unless the board of directors of the issuing public corporation approves the transaction before the Ohio law interested shareholder attains 10% ownership. An "issuing public corporation" is an Ohio corporation with 50 or more shareholders that has its principal place of business, principal executive offices, or substantial assets within the State of Ohio, and as to which no close corporation agreement exists. An "Ohio law interested shareholder" is a beneficial owner of 10% or more of the shares of a corporation. Examples of transactions regulated by Chapter 1704 include the disposition of assets, mergers and consolidations, voluntary dissolutions and the transfer of shares.

     Subsequent to the three-year period, a transaction subject to Chapter 1704 may take place provided that certain conditions are satisfied, including:

          - prior to the interested shareholder's share acquisition date, the board of directors approved the purchase of shares by the interested shareholder;


          - the transaction is approved by the holders of shares with at least 66 2/3% of the voting power of the corporation (or a different proportion set forth in the articles of incorporation), including at least a majority of the outstanding shares after excluding shares controlled by the Ohio law interested shareholder; or


          - the business combination results in shareholders, other than the Ohio law interested shareholder, receiving a fair price plus interest for their shares.

     Chapter 1704 is applicable to all corporations formed under Ohio law.

  CLASSIFIED BOARD OF DIRECTORS


     The Omnova Solutions code of regulations provides for the Omnova Solutions Board to be divided into three classes of directors, as nearly equal in number as possible, serving staggered terms. Approximately 1/3 of the Board is to be elected each year. See "Management -- Board of Directors."



     The provision for a classified board could prevent a party who acquires control of a majority of the outstanding voting stock from obtaining control of the Omnova Solutions Board until the second annual shareholders meeting following the date the acquiror obtains a controlling stock interest. The classified board provision could have the effect of discouraging a potential acquiror from making a tender offer or otherwise attempting to obtain control of Omnova Solutions and could increase the likelihood that incumbent directors will retain their positions.



     Omnova Solutions believes that a classified board will help to assure the continuity and stability of the Omnova Solutions Board and Omnova Solutions' business strategies and policies as determined by the Omnova Solutions Board, because a majority of the directors will eventually have prior experience as directors of Omnova Solutions.



     The classified board provisions should also help to ensure that the Omnova Solutions Board, if confronted with an unsolicited proposal from a third party that has acquired a block of the voting stock of Omnova Solutions, will have sufficient time to review the proposal and appropriate alternatives and to seek the best available result for all shareholders.


  NUMBER OF DIRECTORS; REMOVAL; VACANCIES


     The Omnova Solutions code of regulations provides that the number of directors shall be set either by resolution of the Omnova Solutions Board adopted by the affirmative vote of a majority of the Omnova Solutions Board or by the affirmative vote of the holders of at least 80% of the voting power of Omnova Solutions, voting together as a single class; provided that the number of directors shall not be fewer than seven or greater than 17.



     Pursuant to the Omnova Solutions code of regulations, each director will serve until his or her successor is duly elected and qualified, unless he or she resigns, dies, becomes disqualified, or is removed. Omnova Solutions' code of regulations prohibits the removal of directors from the Omnova Solutions Board by the shareholders. Further, the Omnova Solutions code of regulations prohibits removal of directors by the directors, except when the director to be removed:


          - has been found by a court of competent jurisdiction to be of unsound mind, or if he or she is adjudicated bankrupt;

          - has failed to qualify as a director by accepting in writing his or her election or by acting at a meeting of the Omnova Solutions Board;


          - is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that is expected to be permanent;

          - has, since his or her election as a director, been convicted of a crime constituting a felony or involving fraud, embezzlement or theft; or

          - has, since his or her election as a director, been found by a court of competent jurisdiction in a civil action to have breached his or her duty of loyalty to the company or any other company.


     The Omnova Solutions code of regulations further provides that generally vacancies or newly created directorships in the Omnova Solutions Board may only be filled by a resolution approved by a majority of the Omnova Solutions Board and any director so chosen will hold office until the next election of the class for which such director was chosen.


  SHAREHOLDER ACTION; SPECIAL MEETINGS


     Under the Ohio General Corporation Law, unless prohibited by the articles of incorporation or the code of regulations, any action by shareholders generally must be taken at a meeting, unless a written consent stating the action to be taken is signed by all the shareholders who would be entitled to notice of the meeting held to consider the subject matter of the written consent. Omnova Solutions' code of regulations does not prohibit shareholders from acting by written consent.



     Under the Ohio General Corporation Law, a special meeting of shareholders may be called by the chairman, the president, the directors by action at a meeting, a majority of the directors voting without a meeting, persons owning 25% of the outstanding shares entitled to vote at that meeting, or a less or greater proportion as specified in the articles or regulations but not greater than 50%, or the person(s) authorized to do so by the articles of incorporation or the code of regulations. Omnova Solutions' code of regulations provides that special meetings of shareholders may be called by the Chairman of the Omnova Solutions Board, the President of Omnova Solutions, a majority of the directors acting with or without a meeting or by any person or persons who hold not less than 50% of all shares entitled to vote at that shareholders meeting.


  SHAREHOLDER PROPOSALS AND NOMINATIONS


     Omnova Solutions' code of regulations establishes an advance notice procedure for shareholder proposals to be brought before an annual or special meeting of shareholders of Omnova Solutions, including proposed nominations of persons for election to the Omnova Solutions Board. Shareholders at an annual or special meeting may only consider proposals or nominations brought before the meeting by Omnova Solutions, by or at the direction of the Board or by a shareholder that was a shareholder of record on the record date for the meeting, that is entitled to vote at the meeting and that has given to Omnova Solutions' Secretary timely written notice, in proper form, of the shareholder's intention to bring that business before the meeting.



     To be timely, notice by shareholders of nominations or proposals to be brought before any annual meeting of shareholders, or before any special meeting of shareholders, must be delivered to the Secretary of Omnova Solutions not less than 60 nor more than 90 calendar days prior to the first anniversary of the date on which Omnova Solutions first mailed its proxy materials for the preceding year's annual meeting of shareholders, provided, however, that if the date of the annual meeting is advanced more than 30 calendar days prior to or delayed by more than 30 calendar days after the anniversary of the preceding year's annual meeting, notice by the shareholder to be timely must be so delivered not later than the close of business on the later of the 90th calendar day prior to such annual meeting or the 10th calendar day following the day on which public announcement of the date of such meeting is first made.



     Each notice by shareholders must set forth (1) the name and address of the shareholder who intends to make the nomination or proposal and of any beneficial owner on whose behalf the nomination or proposal is made and (2) the class and number of shares of Omnova Solutions common stock that are owned beneficially and of record by such shareholder and beneficial owner, if any. In the case of a shareholder proposal, the notice must also set forth a brief description of the business desired to be brought before the meeting, the reasons for conducting such business at the meeting and any material interest of such shareholder or beneficial owner, if any, in that proposed business. In the case of nomination of any person for election as a director, the notice must also set forth any information regarding the nominee proposed by the shareholder that would be required to be included in a proxy statement filed pursuant to the proxy rules of the Commission and the consent, if so required, of the nominee to be named in a proxy statement as a candidate for election and to serve as a director of Omnova Solutions if elected.



     Although Omnova Solutions' code of regulations does not give the Omnova Solutions Board the power to approve or disapprove shareholder nominations of candidates or proposals regarding other business to be conducted at a special or annual meeting, Omnova Solutions' code of regulations may have the effect of precluding the conduct of certain business at a meeting if the proper procedures are not followed or may discourage or defer a potential acquiror from conducting a solicitation of proxies to elect its own slate of directors or otherwise attempting to obtain control of Omnova Solutions.


  PREFERRED STOCK


     The Omnova Solutions articles of incorporation establish three series of Omnova Solutions preferred stock, and authorize the Omnova Solutions Board to determine, with respect to any series, the terms and rights of such series (other than voting), including dividend and liquidation rights.



     The provisions authorizing the Omnova Solutions Board to issue Omnova Solutions preferred stock in series with such terms as it may designate will provide Omnova Solutions with flexibility in structuring possible future financings and acquisitions, and in meeting other corporate needs which might arise. The authorized shares of Omnova Solutions preferred stock, as well as shares of Omnova Solutions common stock, will be available for issuance without further action by shareholders, unless such action is required by applicable law or the rules of the NYSE. Those rules require shareholder approval as a prerequisite to listing shares in several instances, including where the present or potential issuance of shares could result in an increase in the number of shares of common stock, or in the amount of voting securities outstanding of at least 20%.



     Although the Omnova Solutions Board has no present intention of doing so, it could issue a series of Omnova Solutions preferred stock that could, depending on its terms, impede the completion of a takeover attempt, including one in which shareholders might receive a premium for their stock over the then current market price.


  AMENDMENT OF CHARTER DOCUMENTS


     Ohio law permits the adoption of amendments to the articles of incorporation if those amendments are approved at a meeting held for that purpose by the holders of shares entitling them to exercise two-thirds of the voting power of the corporation, or a lesser, but not less than a majority, or greater vote as specified in the articles of incorporation. Amendment of Omnova Solutions' articles of incorporation requires the approval of the holders of at least 66 2/3% of the voting power then outstanding, except that amendment of any of the following provisions requires the affirmative vote of the holders of shares of Omnova Solutions entitled to exercise 80% of the voting power of Omnova Solutions:



          - Article V, which relates to the board's ability to determine the terms and rights of series of Omnova Solutions preferred stock;


          - Article VI, which relates to the elimination of cumulative voting;

          - Article VII, which relates to the elimination of pre-emptive rights; and


          - Article VIII, which relates to the directors' authority to purchase any securities of Omnova Solutions.


     Under the Ohio General Corporation Law, a code of regulations may be adopted, amended or repealed only by approval of the shareholders either at a meeting of shareholders by the affirmative vote of the holders of shares entitling them to exercise a majority of the voting power on that proposal or by written consent signed by holders of shares entitling them to exercise 66 2/3% of the voting power on that proposal, or if the regulations so provide, by the affirmative vote or written consent of the holders of shares entitling them to exercise a greater or lesser proportion, but not less than a majority of the voting power. Omnova Solutions' code of regulations provides that the code of regulations may be amended at any meeting of shareholders, provided that any such amendment proposed for consideration has been described in the notice of meeting. Omnova Solutions' code of regulations further provides that amendment of any of the following provisions requires the affirmative vote of the holders of shares of Omnova Solutions entitled to exercise 80% of the voting power of Omnova Solutions:


          - Regulation 1, which relates to the time and place of shareholder meetings;

          - Regulation 3(a), which relates to the calling of special shareholder meetings;

          - Regulation 8, which relates to the order of business at shareholder meetings and advance notification requirements for proposals for business to be conducted at shareholder meetings;

          - Regulation 10, which relates to the number, term, classification and election of directors;

          - Regulation 11, which relates to newly created directorships and vacant directorships;

          - Regulation 12, which relates to removal of directors;

          - Regulation 13, which relates to nomination and election of directors and advance notification requirements relating thereto; and

          - Regulation 30, which relates to indemnification for directors and officers, among others.

  SHARE PURCHASE RIGHTS PLAN


     It is anticipated that the Omnova Solutions Board will consider and may adopt a share purchase rights plan on or after the Distribution Date.

            LIABILITY AND INDEMNIFICATION OF DIRECTORS AND OFFICERS

     Generally, a director of an Ohio corporation will not be found to have violated his fiduciary duties unless there is proof by clear and convincing evidence that the director has not acted in good faith, in a manner he reasonably believes to be in or not opposed to the best interests of the corporation, or with the care that an ordinarily prudent person in a like position would use under similar circumstances. In general, a director is liable for monetary damages for any action or omission as a director only if it is proved by clear and convincing evidence that such act or omission was undertaken either with deliberate intent to cause injury to the corporation or with reckless disregard for the best interests of the corporation.

     Under Ohio law, a corporation must indemnify its directors, as well as its officers, employees and agents, against expenses where any such person is successful on the merits or otherwise in defense of an action, suit or proceeding. A corporation may indemnify such persons in actions, suits and proceedings (including derivative suits) if the individual has acted in good faith and in a manner that he believes to be in or not opposed to the best interests of the corporation. In the case of a criminal proceeding, the individual must also have no reasonable cause to believe that his conduct was unlawful. Indemnification may be made only if ordered by a court or if authorized in a specific case upon a determination that the applicable standard of conduct has been met. Such a determination may be made by a majority of the disinterested directors, by independent legal counsel or by the shareholders. In order to obtain reimbursement for expenses in advance of the final disposition of any action, the individual must provide an undertaking to repay the amount if it is ultimately determined that he is not entitled to be indemnified.

     In general, Ohio law requires that all expenses, including attorney's fees, incurred by a director in defending any action, suit or proceeding be paid by the corporation as they are incurred in advance of final disposition if the director agrees to repay such amounts if it is proved by clear and convincing evidence that his action or omission was undertaken with deliberate intent to cause injury to the corporation or with reckless disregard for the best interests of the corporation and if the director reasonably cooperates with the corporation concerning the action, suit or proceeding.


     The codes of regulations of each of New GenCorp and Omnova Solutions provide for indemnification that is coextensive with that permitted under Ohio law. In addition, New GenCorp and Omnova Solutions have each entered into agreements that indemnify their respective directors and certain of their respective officers to the maximum extent permitted by applicable law. The indemnification so granted is not limited to the indemnification specifically authorized by the Ohio General Corporation Law. Each agreement represents a contractual obligation of New GenCorp or Omnova Solutions, as the case may be, which cannot be altered unilaterally.

                          CERTAIN DIFFERENCES BETWEEN

            THE CHARTER DOCUMENTS GOVERNING OMNOVA SOLUTIONS AND THE

                    CHARTER DOCUMENTS GOVERNING NEW GENCORP


     The Omnova Solutions articles of incorporation and code of regulations differ from the articles of incorporation and code of regulations of New GenCorp in several respects. The most significant of these differences are summarized below.


AMENDMENT TO ARTICLES OF INCORPORATION

     The New GenCorp articles of incorporation may generally be amended by the affirmative vote of the holders of 66 2/3% of the voting power of the corporation, except that provisions relating to the elimination of cumulative voting or the classification of directors may be amended only by the affirmative vote of the holders of 80% of the total voting power of the New GenCorp, voting together as a single class.


     The Omnova Solutions articles of incorporation may be amended by the affirmative vote of the holders of 66 2/3% of the voting power of the corporation, voting together as a single class, except that the provisions of the articles relating to (1) the directors' ability to fix or change the express terms of any issued or treasury shares, (2) the elimination of cumulative voting, (3) the elimination of pre-emptive rights, or (4) stock repurchases by the corporation each require the affirmative vote of the holders of at least 80% of the voting power of Omnova Solutions, voting together as a single class.


AMENDMENT TO CODE OF REGULATIONS


     The New GenCorp code of regulations may be amended (1) at a meeting by the affirmative vote of the holders of a majority of the voting power of the corporation or (2) without a meeting by the written consent of holder of shares entitling them to exercise 66 2/3% of the voting power of the corporation, except that provisions relating to (1) the powers, number and terms of directors, (2) changes in the authorized number of directors, (3) qualification of directors, (4) vacant directorships, and (5) removal of directors each require the affirmative vote of the holders of a 80% of the voting power of New GenCorp, voting together as a single class.



     The Omnova Solutions code of regulations may be amended at any meeting of shareholders, provided that any amendment proposed to be acted upon at such meeting has been described or referred to in the notice of such meeting, by the affirmative vote of a majority of the voting power of the corporation, except that amendments relating to (1) the time and place of shareholders meetings, (2) the calling of special shareholders' meetings, (3) order of business at shareholders meetings, (4) the number, election, terms and classification of directors, (5) newly created directorships and vacant directorships, (6) removal of directors, (7) nominations and election of directors and advance notification requirements relating thereto, and (8) indemnification each require the affirmative vote of the holders of 80% of the voting power of Omnova Solutions, voting together as a single class.

                  PROPOSED AMENDMENTS TO THE AMENDED ARTICLES
          OF INCORPORATION AND AMENDED CODE OF REGULATIONS OF GENCORP


     Approval of Proposal 2 will constitute approval of the amendments to the GenCorp articles and regulations discussed under this heading. Approval of Proposal 2 is being sought because the Ohio General Corporation Law requires such approval. Accordingly, if Proposal 2 is not approved by the shareholders, the proposed amendments to the GenCorp articles and regulations could not occur. If adopted, the amendments to the GenCorp articles will become effective as soon as they are filed with the Secretary of State of the State of Ohio, which GenCorp expects to occur as soon as practicable after the special meeting. If adopted, the amendments to the GenCorp regulations will become effective immediately upon approval by shareholders.



     At a meeting held on May 11, 1999, the GenCorp Board approved, and recommended that the shareholders of GenCorp adopt, amendments to GenCorp's amended articles of incorporation and code of regulations. These amendments are the following:


          (1) an amendment designating Cleveland, Ohio, as the location of GenCorp's principal Ohio office for purposes of the Ohio General Corporation Law;

          (2) an increase in the number of authorized GenCorp common shares from 90,000,000 to 150,000,000;

          (3) an amendment of GenCorp's corporate purpose to provide that GenCorp may engage in any lawful act or activity for which corporations may be formed under Ohio law;

          (4) establishment of two additional series of preferred stock;

          (5) elimination of the requirement that the annual meeting of shareholders be held in March;

          (6) increase in the shareholder vote required to call a special meeting of shareholders from 25% to 50%;


          (7) an amendment that permits additional forms of proxy authorizations;



          (8) the establishment of procedures relating to the proposal of business at shareholders meetings;



          (9) the establishment of procedures relating to the nomination by shareholders of candidates for election as directors;



        (10) an amendment that requires GenCorp to indemnify its directors, officers, employees and others to the fullest extent permitted by applicable law;



        (11) elimination of the right of shareholders to remove directors, and elimination of the right of directors to remove other directors, except in certain limited circumstances; and



        (12) an amendment that provides that GenCorp's corporate seal contain only the name of the corporation and the words "corporate seal."



     A composite copy of the GenCorp articles and regulations, each as proposed to be amended and for which approval is sought are attached hereto as Annexes E and F, respectively. Accordingly, a vote to approve any of the amendments will be deemed to be a vote to adopt the composite articles or composite regulations that incorporate that amendment. Although the following description is a summary of the material changes made by the proposed amendments, it should be read in conjunction with, and is qualified by reference to, the full text of those documents.


BACKGROUND; ANTITAKEOVER EFFECT


     In 1999, GenCorp undertook an analysis of its articles of incorporation, code of regulations, and shareholder rights plan to determine whether they should be changed in order to enhance the ability of the GenCorp Board to promote the interests of GenCorp and its shareholders, employees, and other constituents in the context of an unsolicited tender offer for GenCorp. This analysis was occasioned by the development of charter documents and a shareholder rights plan for Omnova Solutions, and not by a perceived threat of any specific takeover attempt.

GenCorp is not aware of any such attempt. GenCorp does not presently intend to propose other antitakeover measures in future proxy solicitations.


     As a result of its analysis, the GenCorp Board concluded that changes should be made to GenCorp's existing articles of incorporation and code of regulations in order to (1) modernize GenCorp's charter documents; (2) maximize the quality and quantity of information required to be provided to the GenCorp Board by a shareholder that wishes to propose business or nominate directors at a shareholders meeting; and (3) address the possibility that an unsolicited tender offer for GenCorp might be coupled with a proxy contest designed to undermine the effectiveness of the GenCorp Board. If confronted with an unsolicited tender offer, it is likely that the GenCorp Board would seek to evaluate the terms of the tender offer while exploring other strategic alternatives, including the possibility of negotiating a higher price for GenCorp. In order to prevent GenCorp from pursuing other alternatives and to undermine the GenCorp Board's bargaining power, the person making the tender offer or arbitrageurs might solicit consents to call a special meeting of shareholders and then solicit proxies for the purpose of increasing the number of directors and electing its own candidates as directors ("packing" the Board) or taking other measures intended to force a sale of GenCorp. The proposed amendments would make it more difficult for the person making the tender offer to call a special meeting and, if a meeting were called, to increase the number of directors in order to "pack" the GenCorp Board. They would also require advance notice of, and the disclosure of material information relating to, any shareholder proposals to be brought before the meeting.


OTHER ANTI-TAKEOVER PROVISIONS


     GenCorp is currently subject to the provisions of the Ohio statutes governing control share acquisitions and transactions with interested stockholders. See "Description of Omnova Solutions Capital Stock -- Control Share Acquisitions" and " -- Business Combinations with Certain Persons." In addition, GenCorp's current charter documents contain several provisions that may make the acquisition of control of GenCorp by means of a tender offer, open market purchase, proxy fight, or otherwise more difficult. The following summary of those provisions does not purport to be complete and is qualified in its entirety by reference to all of the provisions of GenCorp's articles of incorporation and code of regulations.


     GenCorp's code of regulations provides that the GenCorp Board shall be composed of no fewer than seven but no more than 17 directors. GenCorp's articles of incorporation provide that the GenCorp Board be divided into three classes of directors serving staggered terms so that approximately one-third of the GenCorp Board is elected each year. The GenCorp code of regulations provides that generally vacancies or newly created directorships in the GenCorp Board may only be filled by a resolution approved by a majority of the GenCorp Board and any director so chosen will hold office until the next election of the class for which such director was chosen. The GenCorp code of regulations also provides that directors may be removed from office by shareholders only by the affirmative vote of the holders of not less than 80% of the total voting power entitled to elect directors in place of those to be removed.

     Under the Ohio General Corporation Law, unless prohibited by the articles of incorporation or the code of regulations, any action by shareholders generally must be taken at a meeting, unless a written consent stating the action to be taken is signed by all the shareholders who would be entitled to notice of the meeting held to consider the subject matter of the written consent.


     Amendment of GenCorp's articles of incorporation requires the approval of the holders of at least 66 2/3% of the voting power then outstanding, except that amendment of any of the provisions relating to the elimination of cumulative voting or the classification of the GenCorp Board requires the affirmative vote of the holders of shares of GenCorp entitled to exercise 80% of the voting power of GenCorp. Certain provisions of GenCorp's code of regulations may be amended only by the affirmative vote of the holders of not less than 80% of the total voting power of GenCorp, including provisions relating to the number, terms, qualifications, and removal of directors and the filling of vacant directorships.



     GenCorp also currently has a shareholder rights plan (the "GenCorp Rights Plan"), which was originally adopted in December 1987 and extended for an additional ten-year term in January 1997. Pursuant to the GenCorp Rights Plan, the GenCorp Board has issued, as a dividend, one preferred share purchase right (a

"Right") for each outstanding share of GenCorp common stock. One Right has also been issued with respect to each share of GenCorp common stock issued since the record date of the rights dividend.



     Each Right entitles the holder to buy one one-hundredth of a share of GenCorp preferred stock at a price of $100, subject to adjustment. The Rights will become exercisable only if a person or group acquires 20% or more of the outstanding shares of GenCorp common stock or announces a tender or exchange offer following which it would hold 30% or more of the outstanding shares of GenCorp common stock. If a person or a group acquires 30% or more of the outstanding shares of GenCorp common stock (other than (1) pursuant to a tender offer for all outstanding shares of GenCorp common stock or (2) after obtaining the requisite vote of GenCorp shareholders pursuant to the Ohio Control Share
Act), or a person or group that owns 20% or more of the outstanding shares of GenCorp common stock enters into a merger or other combination or self-dealing transaction with GenCorp, each holder of a Right will receive, upon exercise of each purchase right, shares of GenCorp common stock with a market value of two times the exercise price of the Right, except that Rights owned by that person or group will be void. In the event GenCorp is acquired in a merger or other business combination or 50% or more of its assets or earning power is sold, each holder of a Right will receive, upon exercise, common stock of GenCorp or of the acquiring company, in either case with a market value of two times the exercise price of the Right. GenCorp may redeem the Rights at a price of $.02 per Right prior to the time the Rights become exercisable. The Rights will expire on February 18, 2007, unless earlier redeemed by the GenCorp Board.



     The Rights have certain antitakeover effects. The Rights will cause substantial dilution to a person or group of persons that attempts to acquire GenCorp on terms not approved by the GenCorp Board. The Rights should not interfere with any merger or other business combination approved by the GenCorp Board prior to the time that a person or group has acquired beneficial ownership of 20% or more of the GenCorp common stock since the Rights Plan may be freely amended by GenCorp and Rights may be redeemed by GenCorp until such time. See "Description of Omnova Solutions Capital Stock -- Shareholder Rights Plan."



DESIGNATION OF CLEVELAND, OHIO AS THE PRINCIPAL OHIO OFFICE FOR PURPOSES OF OHIO LAW


     The Ohio General Corporation Law requires that every corporation incorporated in Ohio must designate a place in Ohio where the principal Ohio office of the corporation is to be located. GenCorp's articles of incorporation currently provide that the place in the State of Ohio where its principal office is to be located is Fairlawn, Summit County.

     If the Distribution occurs, New GenCorp will have no operations in the State of Ohio. The GenCorp Board proposes that the City of Cleveland, Ohio be designated as the location of the principal Ohio office of GenCorp. GenCorp currently intends to name CT Corporation or another corporation services firm as its statutory agent in Ohio, and if the proposed amendment is adopted, the Cleveland office of that services firm will also act as the principal Ohio office of GenCorp or New GenCorp for purposes of the Ohio General Corporation Law.

INCREASE OF AUTHORIZED SHARES OF GENCORP COMMON STOCK


     Article Fourth of GenCorp's articles of incorporation states that the authorized capital stock of GenCorp consists of 15,000,000 shares of Cumulative Preference Stock, par value $1.00 per share, and 90,000,000 shares of Common Stock, par value $0.10 per share. As of June 30, 1999, no shares of Cumulative Preference Stock were outstanding and 41,817,650 shares of GenCorp common stock were outstanding.


     The GenCorp Board has recommended the adoption of an amendment to Article Fourth of GenCorp's articles of incorporation to increase the authorized shares of GenCorp common stock from 90,000,000 shares to 150,000,000 shares.

     The GenCorp Board considers it in the best interest of GenCorp and its shareholders to adopt the proposal to increase the number of authorized shares of GenCorp common stock. The additional authorized capital stock will be available for stock dividends or splits, grants under GenCorp's employee stock option plans, future transactions, such as acquisitions of other businesses or properties, selling stock to raise additional capital and for other general corporate purposes. Currently, GenCorp has no specific plan, commitment or arrangement for the issuance of additional shares of common stock, other than the issuance of shares from time to time under its benefit plans. If authorization of any increase in the authorized shares of GenCorp common stock is postponed until a specific need arises, however, the delay and expense incident to obtaining the approval of shareholders at that time could impair GenCorp's ability to meet its objectives. Any issuance of shares by GenCorp will be made in accordance with applicable law, including the rules of the New York Stock Exchange and the provisions of GenCorp's articles of incorporation.

     The affirmative vote of the holders of 66 2/3% of the outstanding shares of GenCorp common stock on the record date is required to adopt the proposal relating to an increase in the authorized shares of GenCorp common stock.

EXPANSION OF CORPORATE PURPOSE CLAUSE

     GenCorp's articles of incorporation currently provide that GenCorp's corporate purpose is to engage in a list of specified activities, which include a variety of manufacturing and related activities. The Ohio General Corporation Law provides that a corporation may engage in any purpose or combination of purposes for which individuals lawfully may associate themselves.

     The GenCorp Board believes that it is in the interests of GenCorp and its shareholders to replace the specific purpose clause currently contained in GenCorp's articles of incorporation with a more modern general purpose clause. A general purpose clause will provide GenCorp with additional flexibility to enter into new lines of business and allow GenCorp to take advantage of the flexible corporate purpose provisions of the Ohio General Corporation Law.

     The affirmative vote of the holders of 66 2/3% of the outstanding shares of GenCorp common stock on the record date is required to adopt the proposal relating to GenCorp's corporate purpose.

ESTABLISHMENT OF ADDITIONAL SERIES OF CUMULATIVE PREFERENCE STOCK

     GenCorp's articles of incorporation currently provide for a series of Cumulative Preference Stock that may vote for the election of directors and on all other matters submitted to a vote of holders of GenCorp common stock. The GenCorp articles of incorporation also expressly authorize the GenCorp Board to adopt from time to time amendments to the GenCorp articles of incorporation in respect of any unissued or treasury shares of Cumulative Preference Stock to fix or change the terms and provisions of such shares, including, without limitation, (1) the division of such shares into series and the authorized number of shares in each series; (2) dividend and distribution rates; (3) redemption rights and prices; (4) liquidation payments; (5) conversion rights;
(6) sinking fund requirements; (7) restrictions on issuance; and (8) any other express terms as may be permitted or required by law.

     The Ohio General Corporation Law does not expressly permit directors to adopt amendments to the articles of incorporation to fix or change the voting rights of unissued or treasury shares. Therefore, if the voting rights of different series of preferred stock are to differ, such voting rights must be expressly set forth in the articles of incorporation.


     The GenCorp Board has proposed that the articles be amended to provide for three separate series of Cumulative Preference Stock: Series A Cumulative Preference Stock will continue to have one vote per share, and Series B Cumulative Preference Stock and Series C Cumulative Preference Stock will be established pursuant to the proposed amendment. Shares issued pursuant to those series will have 100 and zero votes per share, respectively.


     The creation of additional series of Cumulative Preference Stock will enhance the GenCorp Board's ability to design the terms and provisions of GenCorp's preferred stock in a manner that benefits GenCorp and its shareholders and maximizes the flexibility of the Board to secure additional financing through the issuance of shares of preferred stock. GenCorp has no definite plan, commitment or understanding at this time to issue or reserve for issuance any shares of its Cumulative Preferred Stock, other than the shares of Series A Cumulative Preferred Stock currently reserved for issuance pursuant to GenCorp's shareholder rights plan. If authorization of any series of preferred stock with voting rights that differ from the Series A Cumulative Preferred Stock were postponed until a specific need arises, the delay and expense incident to obtaining the approval of shareholders at that time could impair GenCorp's ability to meet its objectives.

     The amendment to GenCorp's articles of incorporation creating additional series of Cumulative Preference Stock would require the affirmative vote of the holders of 66 2/3% of the outstanding shares of GenCorp common stock on the record date.

ELIMINATION OF REQUIREMENT THAT ANNUAL MEETING OF SHAREHOLDERS BE HELD DURING THE MONTH OF MARCH

     GenCorp's code of regulations currently requires that the annual meeting of GenCorp shareholders be held during the month of March. The Ohio General Corporation Law provides that the annual meeting of shareholders be held on a date designated by, or in the manner provided for in, the articles or regulations.

     The GenCorp Board has approved an amendment to the code of regulations that would provide that the annual meeting of shareholders be held on such date and at such time as may be designated from time to time by the GenCorp Board. This amendment to GenCorp's code of regulations would allow GenCorp additional flexibility to schedule and hold the annual shareholders meeting, and to adjust the meeting schedule as needed to better suit GenCorp's schedule and agenda.

     This amendment to the date of the annual general meeting would allow GenCorp to delay its annual meeting in the event it were subject to a proxy contest. GenCorp currently expects, however, that its annual meeting of shareholders will continue to be held in the month of March.

     The amendment to the provision relating to the date of the annual general meeting of shareholders would require the affirmative vote of the holders of a majority of the outstanding GenCorp common stock on the record date.

INCREASE THE SHAREHOLDER VOTE REQUIRED TO CALL A SPECIAL MEETING OF SHAREHOLDERS FROM 25% TO 50%

     GenCorp's existing code of regulations provides that the holders of 25% of all the shares outstanding and entitled to vote may call a special meeting of shareholders. This proposal would increase this percentage from 25% to 50%.

     Under the Ohio General Corporation Law, the holders of 25% of the outstanding shares may call a special meeting of shareholders unless the articles of incorporation or regulations specify a smaller or larger percentage. The percentage may not, however, exceed 50%. This proposed amendment would, therefore, increase to the maximum the percentage of outstanding shares that would be required to call a special meeting.

     The purpose of this proposed amendment is to make it more difficult for a person to call a special meeting of shareholders that, in the context of an unsolicited tender offer, might prevent GenCorp from pursuing other alternatives or undermine the GenCorp Board's bargaining power. It would not, however, preclude the calling of a special meeting with the consent of the holders of 50% or more of the outstanding shares. Further, the proposal would not preclude any shareholder from proposing business, or nominating candidates for election as directors, at an annual meeting of shareholders, provided applicable procedures were followed. See "Amendments to Amended Articles of Incorporation and Code of Regulations -- Establishment of Procedures and Advance Notice Requirements Applicable to the Proposal of Business at Shareholders Meetings and the Nomination of Candidates for Election as Directors." This proposed amendment would apply to every special meeting of shareholders, whether or not in the context of an unsolicited tender offer.

     The amendment to increase the shareholder vote required to call a special meeting of shareholders from 25% to 50% would require the affirmative vote of the holders of a majority of the outstanding shares of GenCorp common stock on the record date.


PERMIT ADDITIONAL FORMS OF PROXY AUTHORIZATIONS



     Currently, under the Ohio General Corporation Law, a person that is entitled to attend a shareholders' meeting, to vote at the meeting, or to execute consents, waivers, or releases may be represented or may vote at the meeting, execute consents, waivers and releases, and exercise any other rights, by proxy or proxies appointed by a writing signed by that person. On June 10, 1999, Governor Taft signed Ohio House Bill 6, which amends the Ohio General Corporation Law to authorize the use of electronic, telephonic and other forms of modern proxy authorizations. On and after September 13, 1999, which is the effective date of the legislation, Ohio corporations will be authorized by the Ohio General Corporation Law to allow proxy authorizations by "a verifiable communication authorized by the shareholder," including e-mail and telephone, as well as regular written proxies. "Any transmission that creates a record capable of authentication" will then be permitted.



     GenCorp's code of regulations follows the current version of the Ohio General Corporation Law, and require that a proxy be a writing executed by the shareholder. Therefore, GenCorp's code of regulations prohibits proxy voting by e-mail, telephone and other electronic media, notwithstanding the amendment to the Ohio General Corporation Law. In order for GenCorp and New GenCorp to utilize the more modern forms of proxy voting soon to be permitted by the Ohio General Corporation Law, GenCorp's regulations must be amended. The proposed amendment to GenCorp's regulations would provide that proxies may be in any form authorized by the Ohio statute.



     The amendment to GenCorp's regulations to permit additional forms of proxy authorizations would require the affirmative vote of the holders of a majority of the outstanding shares of GenCorp common stock on the record date.



     PLEASE NOTE THAT THE AMENDMENTS TO THE OHIO GENERAL CORPORATION LAW WILL NOT BECOME EFFECTIVE UNTIL SEPTEMBER 13, 1999. E-MAIL, TELEPHONE AND OTHER ELECTRONIC PROXY AUTHORIZATIONS MAY NOT BE USED FOR THE AUGUST 18, 1999 SPECIAL MEETING OF GENCORP SHAREHOLDERS. IN ORDER FOR YOUR SHARES TO BE REPRESENTED AT THE MEETING, PLEASE SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD IN THE ACCOMPANYING POSTAGE-PAID ENVELOPE.


ESTABLISHMENT OF PROCEDURES AND ADVANCE NOTICE REQUIREMENTS APPLICABLE TO THE PROPOSAL OF BUSINESS AT SHAREHOLDERS MEETINGS AND THE NOMINATION OF CANDIDATES FOR ELECTION AS DIRECTORS

     GenCorp's existing code of regulations does not contain procedures for the nomination of candidates for election as directors or the proposal of other business at shareholders meetings. These two separate but similar proposals would establish procedures applicable to the proposal of business at shareholders meetings and the nomination of candidates for election as directors including, in each case, advance notice requirements.

     Under the proposed amendment relating to proposals of business, at an annual meeting of shareholders, only business that is properly brought before the meeting will be conducted or considered. To be properly brought before an annual meeting of shareholders, business must be specified in the notice of the meeting (or any supplement to that notice), brought before the meeting by the presiding officer or by or at the direction of the GenCorp Board, or properly requested by a shareholder to be brought before the meeting.

     For business to be properly requested by a shareholder to be brought before an annual meeting, the shareholder must (1) be a shareholder of GenCorp of record at the time of the giving of the notice for the meeting and at the time of the meeting, (2) be entitled to vote at the meeting, and (3) have given timely written notice of the business to the Secretary of GenCorp. To be timely, a shareholder's notice must be delivered to or mailed and received at the principal executive offices of GenCorp not less than 60 nor more than 90 calendar days prior to the first anniversary date on which the GenCorp first mailed its proxy materials for the preceding year's annual meeting of shareholders; provided, however, that if the date of the annual meeting is advanced more than 30 calendar days prior to or delayed by more than 30 calendar days after the anniversary of the preceding year's annual meeting, notice by the shareholder to be timely must be so delivered not later than the close of business on the later of the 90th calendar day prior to such annual meeting or the 10th calendar day following the day on which public announcement of the date of such meeting is first made. A shareholder's notice must set forth, as to each matter the shareholder proposes to bring before the meeting, (1) a description in reasonable detail of the business proposed to be brought before the meeting,
(2) the name and address of the shareholder proposing such business and of the beneficial owner, if any, on whose behalf the proposal is made, (3) the class and number of shares that are owned of record and beneficially by the shareholder proposing the business and by the beneficial owner, if any, on whose behalf the proposal is made, (4) any material interest of such shareholder or beneficial owner in such business, and (5) whether either such shareholder or beneficial owner intends to deliver a proxy statement to holders of at least the percentage of shares of GenCorp entitled to vote required to approve such proposal. This provision supplements Rule 14a-8 of the Exchange Act but will not affect any rights that the shareholder may have under rules promulgated by the Securities and Exchange Commission to request the inclusion of proposals in the Company's proxy statement.


     Similarly, at a special meeting of shareholders, only such business as is properly brought before the meeting will be conducted. To be properly brought before a special meeting, business must be (1) specified in the notice of the meeting (or any supplement to that notice) given by or at the direction of the President, a Vice President, the Secretary or an Assistant Secretary, or (2) otherwise brought before the meeting by the presiding officer or by or at the direction of the GenCorp Board. If shareholders comply with the procedures for calling a special meeting, the purposes of the meeting will be specified in the notice of the meeting.

     Under the proposed amendment, at an annual meeting of shareholders, only persons that are properly nominated will be eligible for election to be members of the GenCorp Board. To be properly nominated, a director candidate must be nominated by or at the direction of the GenCorp Board or properly nominated by a shareholder. To be properly nominated by a shareholder, such shareholder must have delivered a proxy statement and form of proxy to the holders of at least the percentage of shares of GenCorp entitled to vote required to approve such nomination and included in such materials a timely and proper notice in proper written form to the Secretary of GenCorp.

     To be timely, a shareholder's notice must be delivered to or mailed and received at the principal executive offices of GenCorp not less than 60 nor more than 90 calendar days prior to the first anniversary of the date on which the Corporation first mailed its proxy materials for the preceding year's annual meeting of shareholders. If, however, the date of the annual meeting is advanced more than 30 calendar days prior to or delayed by more than 30 calendar days after the anniversary of the preceding year's annual meeting, notice by the shareholder to be timely must be so delivered not later than the close of business on the later of the 90th calendar day prior to such annual meeting or the tenth calendar day following the day on which public announcement of the date of such meeting is first made.

     To be in proper written form, such shareholder's notice must set forth or include: (1) the name and address of the shareholder giving the notice and of the beneficial owner, if any, on whose behalf the nomination is made; (2) a representation that the shareholder giving the notice is a holder of record of stock of GenCorp entitled to vote at such annual meeting and intends to appear in person or by proxy at the annual meeting to nominate the person or persons specified in the notice; (3) the class and number of shares of stock of GenCorp owned beneficially and of record by the shareholder giving the notice and by the beneficial owner, if any, on whose behalf the nomination is made; (4) a description of all arrangements or understandings between or among any of (A) the shareholder giving the notice, (B) the beneficial owner on whose behalf the notice is given, (C) each nominee, and (D) any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the shareholder giving the notice; (5) such other information regarding each nominee proposed by the shareholder giving the notice as would be required to be included in a proxy statement filed pursuant to the proxy rules of the Commission had the nominee been nominated, or intended to be nominated, by the GenCorp Board; (6) the signed consent of each nominee to serve as a director of GenCorp if so elected; and (7) whether either such shareholder or beneficial owner intends to deliver a proxy statement and form of proxy to holders of at least the percentage of shares of GenCorp entitled to vote required to elect such nominee or nominees. In addition, a shareholder must also comply with all applicable requirements of the Exchange Act and the rules and regulations thereunder with respect to matters relating to nomination of candidates for directors.

     The GenCorp Board believes that the procedures for the proposal of business at shareholders meetings will enable the presiding officer to run an orderly meeting, notwithstanding the presentation of contested business. In addition, the requirement of advance notice and information, both for business to be presented at the meeting and for the nomination of candidates for election as directors, will give the GenCorp Board the time and information needed to consider the proposed business or candidates, to inform GenCorp shareholders, and, if appropriate, to give shareholders the benefits of the GenCorp Board's recommendations. It is possible that this proposed amendment would discourage a shareholder from presenting business at a shareholders meeting, or nominating candidates for election as directors.

     The amendments establishing procedures and advance notice requirements applicable to the proposal of business at a shareholders meeting and the nomination of candidates for election of directors would each require the affirmative vote of the holders of a majority of the outstanding GenCorp common stock on the record date.

REQUIRE INDEMNIFICATION OF DIRECTORS, OFFICERS AND OTHERS TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW

     GenCorp's existing code of regulations requires GenCorp to indemnify each current or former director and officer against all expenses actually and necessarily incurred by him in connection with the defense of any action, or any appeal therein, by or in the right of GenCorp to which he is made or threatened to be made a party to by reason of being or having been a director or officer of GenCorp or a related corporation, except in relation to matters as to which he is adjudged to be liable for negligence or misconduct in the performance of his duty to GenCorp. "Related corporation" means any corporation in which GenCorp owns or owned shares or of which it is or was a creditor.

     Further, GenCorp's existing code of regulations requires GenCorp to indemnify each current or former director made or threatened to be made a party to any action (other than one by or in the right of GenCorp) by reason of being or having been a director or officer of GenCorp or any related corporation, against all judgments, fines, amounts paid in settlement and expenses, actually and necessarily incurred by him as a result of such action or any appeal therein if he acted in good faith for a purpose that he reasonably believed to be in the best interests of GenCorp. In criminal actions, indemnification is required only if the indemnitee had no reasonable cause to believe that his conduct was unlawful.

     Indemnification is automatic under GenCorp's existing code of regulations only if the director or officer has been wholly successful in defending an action brought against him or if ordered by a court. Otherwise, indemnification must be found, by the GenCorp Board or certain members thereof or by a committee of shareholders appointed by the GenCorp Board, to be appropriate because the standard of conduct described above with respect to such action has been met.

     GenCorp's code of regulations provides that GenCorp may indemnify or agree to indemnify any person not covered by the indemnification section of GenCorp's code of regulations and may indemnify or agree to indemnify any person in any case not provided for therein. Further, the GenCorp articles provide that the rights to indemnification set forth therein are in addition to any rights to which any person may otherwise be or become entitled by agreement, provision of the articles of incorporation, vote of shareholders, court order or otherwise.

     The proposals relating to amendment of the indemnification provisions expand the required indemnification to cover current and former employees and agents of the corporation, to cover those who acted as a director, officer, employee or agent of any other corporation or entity at the request of GenCorp, and to require that indemnification shall be provided to the fullest extent permitted by law. Additionally, the proposed amendments would require GenCorp to advance expenses in certain circumstances.

     All of GenCorp's directors and certain of its officers are currently parties to indemnification agreements that, among other things, require indemnification to the fullest extent permitted by law and advancement of expenses in certain circumstances. Due to the scope of the Ohio General Corporation Law and the provisions of the existing indemnification agreements, this amendment does not materially alter GenCorp's existing obligations with respect to its current directors and certain of its current officers. The proposed amendment does, however, make GenCorp's regulations consistent with the indemnification agreements currently in place and expand the protections provided in those agreements to other officers and to employees and agents of GenCorp.

     While to date GenCorp has not experienced material difficulty in attracting qualified candidates for directorships or in retaining directors, the GenCorp Board believes that enhancing the right of directors to receive indemnification and advance payment of litigation expenses will, over the long term, facilitate GenCorp's ability to recruit and retain qualified outside directors. In addition, the enhancement of indemnification rights and rights to advancement of expenses may also help GenCorp to attract and retain quality officers and employees.

     The amendment of the indemnification section of GenCorp's code of regulations will require the affirmative vote of the holders of a majority of the outstanding GenCorp common stock as of the record date.

ELIMINATION OF RIGHT TO REMOVE DIRECTORS

     The GenCorp Board recommends that the shareholders approve an amendment to the GenCorp code of regulations that would eliminate the shareholders' ability to remove directors of GenCorp and eliminate the ability of directors to remove other directors, except when the director to be removed:

        - has been found by a court of competent jurisdiction to be of unsound mind, or if he or she is adjudicated a bankrupt;

        - has failed to qualify as a director by accepting in writing his or her election or by acting at a meeting of directors;

        - is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that is expected to be permanent;

        - has, since his or her election as a director, been convicted of a crime constituting a felony or involving fraud, embezzlement or theft; or

        - has, since his or her election as a director, been found by a court of competent jurisdiction in a civil action to have breached his or her duty of loyalty to the company or any other company.

     Currently, the GenCorp code of regulations provides that Directors may be removed from office by shareholders, with or without cause, only by the affirmative vote of the holders of not less than 80% of the total voting power of GenCorp entitled to elect Directors in place of those to be removed. The current GenCorp code of regulations does not restrict the removal of directors by other directors, with or without cause.

     The Ohio General Corporation Law provides that a company's articles or regulations may provide that no director may be removed from office. In such a case, directors may be removed by the other directors and thereby create a vacancy on the board if (1) by order of a court the director has been found to be of unsound mind, or he is adjudicated a bankrupt, or (2) within 60 days (or such other period set forth in the articles or regulations) the director does not qualify by accepting his election in writing or by acting at a meeting of directors.

     The GenCorp Board believes that the threat of its removal would significantly weaken its bargaining strength in the face of an unwanted proxy solicitation of GenCorp. The directors would be deprived of the time necessary to effectively evaluate any given proposal, to study alternatives to that proposal and to make adequately informed recommendations to the shareholders.

     The proposal to eliminate the removal of directors would require the affirmative vote of the holders of 80% of the GenCorp common stock outstanding on the record date for the Distribution.

AMENDMENT TO FORM OF CORPORATE SEAL

     GenCorp's current code of regulations provides that GenCorp's corporate seal shall contain the words "GENCORP INC., FAIRLAWN, OHIO." The GenCorp Board proposes that the code of regulations be amended to provide that the corporate seal contain only the words "GENCORP INC."

RECOMMENDATION

     The Board of Directors recommends that shareholders vote "FOR" approval of the amendment to the Company's Amended Articles of Incorporation.

                        ADOPTION OF THE NEW GENCORP 1999

                     EQUITY AND PERFORMANCE INCENTIVE PLAN



     Adoption of Proposal 3 will constitute approval by shareholders of the adoption by GenCorp of the New GenCorp 1999 Equity and Performance Incentive Plan discussed in the section entitled "New GenCorp Management and Executive Compensation -- New GenCorp 1999 Equity and Performance Incentive Plan." Approval of the plan is sought to comply with Section 162(m) of the Internal Revenue Code, and to preserve the deductibility to New GenCorp under the Code of compensation paid under the plan. No further approval by New

GenCorp shareholders will be required. If approval is not obtained, the New GenCorp 1999 Equity and Performance Incentive Plan will not become effective.



     GenCorp's Board of Directors believes that the approval of the New GenCorp 1999 Equity and Performance Incentive Plan is in the best interests of New GenCorp and the future shareholders of New GenCorp because the New GenCorp 1999 Equity and Performance Incentive Plan and the initial awards under the plan will enable New GenCorp to provide competitive equity incentives to officers and other key employees to enhance the profitability of New GenCorp and increase the value of New GenCorp common stock and is consistent with the purposes of the Distribution.



     The Board of Directors recommends that shareholders vote "FOR" approval of the New GenCorp 1999 Equity and Performance Incentive Plan.



          ADOPTION OF THE OMNOVA SOLUTIONS 1999 EQUITY AND PERFORMANCE


                                 INCENTIVE PLAN



     Adoption of Proposal 4 will constitute approval by shareholders of the adoption by Omnova Solutions of the Omnova Solutions 1999 Equity and Performance Incentive Plan discussed in the section entitled "Omnova Solutions Management and Executive Compensation -- Omnova Solutions 1999 Equity and Performance Incentive Plan." Approval of the plan is sought to comply with Section 162(m) of the Internal Revenue Code, and to preserve the deductibility to Omnova Solutions under the code of compensation paid under the plan. No further approval by Omnova Solutions shareholders will be required. If shareholder approval is not obtained, the Omnova Solutions 1999 Equity and Performance Incentive Plan will not become effective.



     GenCorp's Board of Directors believes that the approval of the Omnova Solutions 1999 Equity and Performance Incentive Plan is in the best interests of Omnova Solutions and the future shareholders of Omnova Solutions because the Omnova Solutions 1999 Equity and Performance Incentive Plan and the initial awards under the plan will enable Omnova Solutions to provide competitive equity incentives to officers and other key employees to enhance the profitability of Omnova Solutions and increase the value of the Omnova Solutions common stock received in the Distribution and is consistent with the purposes of the Distribution.



     The Board of Directors recommends that shareholders vote "FOR" approval of the Omnova Solutions 1999 Equity and Performance Incentive Plan.


                                    EXPERTS

     The consolidated financial statements of GenCorp appearing in GenCorp's Annual Report on Form 10-K for the fiscal year ended November 30, 1998, have been audited by Ernst & Young LLP, independent auditors, as set forth in their report included therein and incorporated by reference herein. Those consolidated financial statements are incorporated into this proxy statement by reference in reliance upon that report given upon the authority of Ernst & Young LLP as experts in accounting and auditing.


     The combined financial statements of Omnova Solutions at November 30, 1998 and 1997 and for each of the three years in the period ended November 30, 1998, appearing in this proxy statement have been audited by Ernst & Young LLP, independent auditors, as set forth in their report appearing elsewhere in this proxy statement, and are included in reliance upon that report given on the authority of Ernst & Young LLP as experts in accounting and auditing.


     The financial statements of Sequa Chemicals Corporation as of October 28, 1998 and for the period from January 1, 1998 to October 28, 1998, included in this proxy statement have been audited by Arthur Andersen LLP, independent public accountants, as indicated in their report with respect thereto and are included herein in reliance upon the authority of said firm as experts in accounting and reporting in giving said report.


     The financial statements of the European Commercial Wallcoverings Business as of January 31, 1997 and 1998 and for the years then ended, included in this proxy statement, have been audited by PricewaterhouseCoopers, independent accountants, as stated in their report appearing herein.


     It is anticipated that representatives of Ernst & Young LLP, will attend the special meeting, will have the opportunity to make a statement and will be available to respond to appropriate questions from shareholders.

                             SHAREHOLDER PROPOSALS


     Subject to the next paragraph, shareholders who intend to have their proposals considered for inclusion in GenCorp's proxy materials related to the Year 2000 annual shareholders meeting must submit their proposals to GenCorp no later than October 15, 1999. GenCorp's Nominating & Corporate Governance Committee will consider shareholder suggestions for nominees for election to GenCorp's Board if such suggestions are in writing and are accompanied by the written consent of each such nominee and must be mailed to the Nominating & Corporate Governance Committee, GenCorp, Attention: Secretary, and received by the Secretary no later than December 1, immediately preceding the date of the annual meeting at which the nominee is to be considered for election. Shareholders who intend to present a proposal at the Year 2000 annual meeting without inclusion of that proposal in GenCorp's proxy materials are required to provide notice of their proposal to GenCorp no later than December 29, 1999. GenCorp's proxy for the next annual meeting will grant authority to the persons named to exercise their voting discretion with respect to any such proposal of which GenCorp does not receive notice by December 29, 1999. All proposals for inclusion in GenCorp's proxy materials, notices of proposals and suggestions for nominees for election to GenCorp's Board should be sent to GenCorp Inc.,
Attention: Secretary, 175 Ghent Road, Fairlawn, OH 44333 prior to the Distribution and to New GenCorp Inc., Attention: Secretary, Highway 50 and Aerojet Road, Rancho Cordova, CA 95670 after the Distribution.


     If the proposal to amend GenCorp's articles of incorporation and code of regulations is adopted, shareholders who intend to have their proposals considered for inclusion in New GenCorp's proxy materials related to the Year 2000 annual shareholders meeting must submit their proposals to New GenCorp no later than October 15, 1999. New GenCorp's Nominating & Corporate Governance Committee will consider shareholder suggestions for nominees for election to New GenCorp's Board if such suggestions are in writing and are accompanied by the written consent of each such nominee and must be mailed to the Nominating & Corporate Governance Committee, New GenCorp, Attention: Secretary, and received by the Secretary no later than December 1, immediately preceding the date of the annual meeting at which the nominee is to be considered for election. Shareholders who intend to present a proposal at the Year 2000 annual meeting without inclusion of that proposal in New GenCorp's proxy materials are required to provide notice of their proposal to New GenCorp no later than December 14, 1999. New GenCorp's proxy for the next annual meeting will grant authority to the persons named to exercise their voting discretion with respect to any such proposal of which GenCorp does not receive notice by December 14, 1999. All proposals for inclusion in New GenCorp's proxy materials, notices of proposals and suggestions for nominees for election to New GenCorp's Board should be sent to New GenCorp, Attention: Secretary, Highway 50 and Aerojet Road, Rancho Cordova, CA 95670.


     Shareholders who intend to have their proposals considered for inclusion in Omnova Solutions' proxy materials for presentation at the Year 2000 annual shareholders meeting must submit their proposals to Omnova Solutions no later than October 15, 1999. Omnova Solutions' Nominating & Corporate Governance Committee will consider shareholder suggestions for nominees for election to Omnova Solutions' Board if such suggestions are in writing and are accompanied by the written consent of each such nominee and must be mailed to the Nominating & Corporate Governance Committee, Omnova Solutions, Attention: Secretary, and received by the Secretary no later than December 1, immediately preceding the date of the annual meeting at which the nominee is to be considered for election. Shareholders who intend to present a proposal at the Year 2000 annual meeting without inclusion of that proposal in Omnova Solutions' proxy materials are required to provide notice of their proposal to Omnova Solutions no later than December 14, 1999. Omnova Solutions' proxy for the next annual meeting will grant authority to the persons named to exercise their voting discretion with respect to any such proposal of which Omnova Solutions does not receive notice by December 14, 1999. All proposals for inclusion in Omnova Solutions' proxy materials, notices of proposals and suggestions for nominees for election to Omnova Solutions' Board should be sent to Omnova Solutions, Attention:
Secretary, 175 Ghent Road, Fairlawn, OH 44333.

                INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

     The Commission allows GenCorp to "incorporate by reference" the documents that it files with the Commission. This means that GenCorp can disclose information to you by referring you to those documents. Any information GenCorp incorporates in this manner is considered part of this proxy statement except to the extent updated or superseded by disclosure in this proxy statement. Any information GenCorp files with the Commission after the date of this proxy statement and until the date of the special meeting of shareholders will automatically update and supersede the information contained in this proxy statement.

     GenCorp incorporates by reference the following documents that it has filed with the Commission and any filings that it makes with the Commission in the future under Sections 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act of 1934 until the date of the special meeting of shareholders:

          - Annual Report on Form 10-K for the fiscal year ended November 30, 1998;

          - Quarterly Report on Form 10-Q for the quarter ended February 28,
            1999;

          - Current Report on Form 8-K dated December 22, 1998.

     GenCorp will provide without charge, upon written or oral request, a copy of any or all of the documents which are incorporated by reference into this prospectus. Requests should be directed to: GenCorp Inc., 175 Ghent Road, Fairlawn, Ohio 44333-3300, Attention: Secretary, telephone number: (330) 869-4200.

                      WHERE YOU CAN FIND MORE INFORMATION


     GenCorp currently files, and as a result of the Distribution, Omnova Solutions will be required to file, reports, proxy statements, and other information with the Securities and Exchange Commission. These reports, proxy statements, and other information can be read and copied at the Commission's Public Reference Room at 450 Fifth Street, N.W., Washington, D.C. 20549. Please call the Commission at 1-800-SEC-0330 for further information on the Public Reference Room. The Commission maintains an internet site at http://www.sec.gov that contains reports, proxy and information statements and other information regarding issuers that file electronically with the Commission, including GenCorp and, after the Distribution, Omnova Solutions.



     Omnova Solutions will file with the Commission a Registration Statement on Form 10 with respect to the shares of Omnova Solutions common stock to be received by GenCorp shareholders in the Distribution and will request effectiveness of that Registration Statement prior to the date of the Distribution. After its filing, the Registration Statement on Form 10 and the exhibits to that document may be accessed as described above.



     Additionally, Omnova Solutions intends to provide annual reports, containing audited financial statements, to its shareholders in connection with its annual meetings.

                         INDEX TO FINANCIAL STATEMENTS


OMNOVA SOLUTIONS INC.
  Report of Independent Auditors............................  F-2
  Combined Balance Sheets as of November 30, 1998 and 1997
     and February 28, 1999 (unaudited)......................  F-3
  Statements of Combined Income for the years ended November
     30, 1998, 1997 and 1996 and for the three month periods
     ended February 28, 1999 and 1998 (unaudited)...........  F-4
  Statements of Combined Divisional Equity for the years
     ended November 30, 1998, 1997 and 1996 and for the
     three month period ended February 28, 1999
     (unaudited)............................................  F-5
  Statements of Combined Cash Flows for the years ended
     November 30, 1998, 1997 and 1996 and for the three
     month periods ended February 28, 1999 and 1998
     (unaudited)............................................  F-6
  Notes to Combined Financial Statements....................  F-7
                     SIGNIFICANT ACQUISITIONS
SEQUA CHEMICALS CORPORATION
  Report of Independent Public Accountants..................  F-17
  Consolidated Statement of Income for the Period from
     January 1, 1998 to October 28, 1998....................  F-18
  Consolidated Statement of Cash Flows for the Period from
     January 1, 1998 to October 28, 1998....................  F-19
  Consolidated Statement of Changes in Shareholders' Equity
     for the Period from January 1, 1998 to October 28,
     1998...................................................  F-20
  Notes to Consolidated Financial Statements................  F-21
THE EUROPEAN COMMERCIAL WALLCOVERINGS BUSINESS
  Report of Independent Auditors............................  F-25
  Combined Profit and Loss Account for the Years Ended
     January 31, 1998 and 1997 and for the Six Month Periods
     Ended July 31, 1998 and 1997 (unaudited)...............  F-26
  Combined Statements of Total Recognized Gains and Losses
     for the Years Ended January 31, 1998 and 1997 and for
     the Six Month Periods Ended July 31, 1998 and 1997
     (unaudited)............................................  F-27
  Combined Note of Historical Cost Profits and Losses for
     the Years Ended January 31, 1998 and 1997 and for the
     Six Month Periods Ended July 31, 1998 and 1997
     (unaudited)............................................  F-27
  Combined Cash Flow Statements for the Years Ended January
     31, 1998 and 1997 and for the Six Month Periods Ended
     July 31, 1998 and 1997 (unaudited).....................  F-28
  Notes to the Combined Financial Statements................  F-31

                         REPORT OF INDEPENDENT AUDITORS


TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF GENCORP INC.:



     We have audited the accompanying combined balance sheets of Omnova Solutions Inc. (the Performance Chemicals and Decorative & Building Products businesses of GenCorp Inc.) as of November 30, 1998 and 1997, and the related statements of combined income, divisional equity and cash flows for each of the three years in the period ended November 30, 1998. These financial statements are the responsibility of GenCorp Inc.'s management. Our responsibility is to express an opinion on these financial statements based on our audits.


     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.


     In our opinion, the financial statements referred to above present fairly, in all material respects, the combined financial position of Omnova Solutions Inc. at November 30, 1998 and 1997, and the combined results of its operations and its cash flows for each of the three years in the period ended November 30, 1998, in conformity with generally accepted accounting principles.


                                          ERNST & YOUNG LLP

Akron, Ohio
April 14, 1999

                                OMNOVA SOLUTIONS


                            COMBINED BALANCE SHEETS


                                                                              NOVEMBER 30,
                                                              FEBRUARY 28,    ------------
                                                                  1999        1998    1997
                                                              ------------    ----    ----
                                                              (UNAUDITED)
                                                                 (DOLLARS IN MILLIONS)
ASSETS:
CURRENT ASSETS
Cash and cash equivalents...................................      $  3        $  4    $ --
Accounts receivable, net....................................       102         102      71
Inventories.................................................        58          57      36
Deferred income taxes.......................................         9           9       8
Prepaid expenses and other..................................         3           2      --
                                                                  ----        ----    ----
TOTAL CURRENT ASSETS........................................       175         174     115
Property, plant and equipment, net..........................       194         193     122
Goodwill, net...............................................       155         155      27
Patents and other intangible assets, net....................        76          76       8
Other assets................................................         3           5       5
                                                                  ----        ----    ----
TOTAL ASSETS................................................      $603        $603    $277
                                                                  ====        ====    ====
LIABILITIES AND DIVISIONAL EQUITY:
CURRENT LIABILITIES
Notes payable...............................................      $  6        $ --    $ --
Accounts payable............................................        57          73      58
Accrued payroll and personal property taxes.................         9          12      10
Other current liabilities...................................         6           4       4
                                                                  ----        ----    ----
TOTAL CURRENT LIABILITIES...................................        78          89      72
Deferred income taxes.......................................        17          16      14
Other liabilities...........................................         9           9       9
                                                                  ----        ----    ----
TOTAL LIABILITIES...........................................       104         114      95
DIVISIONAL EQUITY...........................................       499         489     182
                                                                  ----        ----    ----
TOTAL LIABILITIES AND DIVISIONAL EQUITY.....................      $603        $603    $277
                                                                  ====        ====    ====


                  See notes to combined financial statements.

                                OMNOVA SOLUTIONS


                         STATEMENTS OF COMBINED INCOME

                                                        THREE MONTHS
                                                           ENDED
                                                        FEBRUARY 28,     YEARS ENDED NOVEMBER 30,
                                                        ------------    --------------------------
                                                        1999    1998     1998      1997      1996
                                                        ----    ----    ------    ------    ------
                                                        (UNAUDITED)
                                                                  (DOLLARS IN MILLIONS)
NET SALES.............................................  $171    $134     $624      $548      $506

COSTS AND EXPENSES
Cost of products sold.................................   111      90      407       369       329
Selling, general and administrative...................    37      27      117       106        97
Depreciation..........................................     5       4       18        15        14
Interest expense allocated from GenCorp...............     5       1        8         4         8
Other (income) expense, net...........................     2      (1)       1        (3)        1
Unusual items.........................................    --      --        3        --        (4)
                                                        ----    ----     ----      ----      ----
                                                         160     121      554       491       445
                                                        ----    ----     ----      ----      ----
INCOME BEFORE INCOME TAXES............................    11      13       70        57        61
Income taxes..........................................     4       5       28        23        24
                                                        ----    ----     ----      ----      ----
NET INCOME............................................  $  7    $  8     $ 42      $ 34      $ 37
                                                        ====    ====     ====      ====      ====

                  See notes to combined financial statements.

                                OMNOVA SOLUTIONS


                    STATEMENTS OF COMBINED DIVISIONAL EQUITY

                                                     THREE MONTHS ENDED     YEARS ENDED NOVEMBER 30,
                                                        FEBRUARY 28,       --------------------------
                                                            1999            1998      1997      1996
                                                     ------------------    ------    ------    ------
                                                        (UNAUDITED)
                                                                  (DOLLARS IN MILLIONS)
Balance at beginning of period.....................         $489            $182      $147      $146
Net income.........................................            7              42        34        37
Foreign currency translation adjustment............           --               1        --        --
                                                            ----            ----      ----      ----
Total comprehensive income.........................            7              43        34        37
Net transactions with GenCorp......................            3             264         1       (36)
                                                            ----            ----      ----      ----
Balance at end of period...........................         $499            $489      $182      $147
                                                            ====            ====      ====      ====

                  See notes to combined financial statements.

                                OMNOVA SOLUTIONS


                       STATEMENTS OF COMBINED CASH FLOWS

                                                        THREE MONTHS
                                                           ENDED
                                                        FEBRUARY 28,    YEARS ENDED NOVEMBER 30,
                                                        ------------    ------------------------
                                                        1999    1998     1998     1997     1996
                                                        ----    ----    ------    -----    -----
                                                        (UNAUDITED)
                                                                 (DOLLARS IN MILLIONS)
OPERATING ACTIVITIES
Net income............................................  $  7    $  8    $  42     $ 34     $ 37
Adjustments to reconcile net income to net cash
  provided by (used in) operating activities:
  Provision for unusual item..........................    --      --        3       --       --
  Gain on sale of businesses..........................    --      --       --       --       (4)
  Depreciation, amortization and loss/gain on disposal
     of fixed assets..................................     6       4       21       16       14
  Deferred income taxes...............................    --      --        1       --       (1)
  Changes in operating assets and liabilities net of
     effects of acquisitions and dispositions of
     businesses:
     Accounts receivable..............................    --       1       (7)      (2)      (3)
     Inventories......................................    --       3        1        3       --
     Other current assets.............................    (1)     (2)      --       --       --
     Current liabilities..............................   (26)    (14)      (7)       5        5
     Other non-current assets.........................    11      --       (3)      --        1
     Other long-term liabilities......................    --      --        1        1        2
                                                        ----    ----    -----     ----     ----
NET CASH (USED IN) PROVIDED BY OPERATING ACTIVITIES...    (3)     --       52       57       51

INVESTING ACTIVITIES
Capital expenditures..................................    (7)     (3)     (18)     (11)     (15)
Proceeds from business and asset dispositions.........     9      --       --       --        4
Business acquisitions.................................    (3)     --     (294)     (47)      (4)
                                                        ----    ----    -----     ----     ----
NET CASH USED IN INVESTING ACTIVITIES.................    (1)     (3)    (312)     (58)     (15)

FINANCING ACTIVITIES
Net transactions with GenCorp.........................     3       3      264        1      (36)
                                                        ----    ----    -----     ----     ----
NET CASH PROVIDED BY (USED IN) FINANCING ACTIVITIES...     3       3      264        1      (36)
                                                        ----    ----    -----     ----     ----

NET (DECREASE) INCREASE IN CASH AND CASH
  EQUIVALENTS.........................................    (1)     --        4       --       --
Cash and cash equivalents at beginning of period......     4      --       --       --       --
                                                        ----    ----    -----     ----     ----
CASH AND CASH EQUIVALENTS AT END OF
  PERIOD..............................................  $  3    $ --    $   4     $ --     $ --
                                                        ====    ====    =====     ====     ====

                  See notes to combined financial statements.

                                OMNOVA SOLUTIONS


                     NOTES TO COMBINED FINANCIAL STATEMENTS
                        NOVEMBER 30, 1998, 1997 AND 1996

                  INFORMATION AS OF AND FOR THE PERIODS ENDED
                    FEBRUARY 28, 1999 AND 1998 IS UNAUDITED

NOTE A -- SIGNIFICANT ACCOUNTING POLICIES


     BASIS OF PRESENTATION -- On December 17, 1998, GenCorp's (Company) Board of Directors announced a plan to spin off its Performance Chemicals and Decorative & Building Products businesses (Omnova Solutions Inc.) to its shareholders. These businesses have been operated as divisions of GenCorp and include a subsidiary operated in the United Kingdom. In the spin-off, each of the Company's shareholders will receive a pro rata share of the voting common stock of Omnova Solutions Inc. (Omnova Solutions) in a special dividend (Distribution) and Omnova Solutions will become a separately traded, publicly held company. The Company has filed a request for a ruling from the U.S. Internal Revenue Service (the IRS) that this transaction generally would be free from U.S. federal income taxes. The Distribution is subject to several conditions, including shareholder approval and the IRS ruling.



     The accompanying combined financial statements have been prepared on a basis which reflects the historical financial statements of Omnova Solutions. This assumes that the businesses of the Company expected to be contributed to Omnova Solutions in connection with the Distribution were organized as a separate legal entity. Generally, only assets and liabilities of the ongoing Omnova Solutions businesses expected to be transferred to Omnova Solutions prior to the Distribution were included in the Combined Balance Sheets.



     The Company provides certain general and administrative services to Omnova Solutions including administration, finance, legal, treasury, information systems and human resources. The cost for these services was allocated to Omnova Solutions by the Company based upon a formula that includes sales, gross payroll and average invested capital. Management of the Company believes that the allocation of cost for these services is reasonable. These allocations were $12 million, $13 million, and $12 million in 1998, 1997 and 1996, respectively, and $4 million and $3 million for the three month periods ended February 28, 1999 and 1998, respectively. After the Distribution, Omnova Solutions will be required to perform these general and administrative services using its own resources or purchased services and will be responsible for the costs and expenses associated with the management of a public company. Omnova Solutions' management estimates that the costs of such general and administrative expenses on a stand-alone basis would have been approximately $22 million in 1998.



     As described in Note J, Omnova Solutions' employees and retirees participate in various Company pension, health care, savings and other benefit plans. The net expenses related to these plans are included in the Omnova Solutions combined financial statements generally based on historical pension asset allocations and actuarial analyses for pension and retiree health care obligations and based on actual cost for active health care, savings and other benefit plans.



     The Company uses a centralized approach to cash management and financing for its domestic operations. As a result, cash and cash equivalents and debt were not allocated to Omnova Solutions' domestic operations in the historical financial statements. The cash and cash equivalents included in the Combined Balance Sheets relate to Omnova Solutions' foreign operations. Omnova Solutions generally has not had borrowings except amounts due to the Company. Interest expense has been allocated to Omnova Solutions in the combined financial statements to reflect Omnova Solutions' pro rata share of the financing structure of the Company. The allocation in the combined financial statements is based upon the percentage relationship between the average net assets employed in Omnova Solutions' operations and the Company's overall average net assets. As a stand alone entity, Omnova Solutions will establish its own credit facilities. It is anticipated that as of the date of the Distribution, Omnova Solutions will borrow an amount and pay the Company a dividend. The actual amount to be borrowed by Omnova Solutions and paid as a dividend to the Company will be determined at the time of the Distribution. The actual amount will depend, in part, on the amount of the borrowings by the Company at that time.

                                OMNOVA SOLUTIONS

     The allocation methodology followed in preparing the combined financial statements may not necessarily reflect the results of operations, cash flows, or financial position of Omnova Solutions in the future, or what the results would have been had Omnova Solutions been a separate stand-alone public entity for all periods presented.



     The Distribution will be accomplished through a distribution agreement that will provide for, among other things, the assets to be contributed to Omnova Solutions and the liabilities to be assumed by Omnova Solutions, certain of which assets and liabilities have not been included in the accompanying Combined Balance Sheets. Those assets and liabilities include, among other things, a defined amount of debt and related corporate assets and liabilities.



     The Company and Omnova Solutions will also enter into an employee benefits and compensation allocation agreement to set forth the manner in which assets and liabilities under employee benefit plans and other employment related liabilities will be allocated between them. Certain assets and liabilities related to the plans have not been included in the accompanying Combined Balance Sheets. These included, among other things, assets and liabilities for the U.S. defined benefit pension plans and obligations for health care and other postretirement benefits that Omnova Solutions is expected to retain for substantially all of its active and retired U.S. employees.



     The final determination of the assets to be contributed to Omnova Solutions and the liabilities to be assumed by Omnova Solutions and the dividend to be paid by Omnova Solutions to the Company will be made pursuant to the agreements to be entered into between the Company and Omnova Solutions in connection with the Distribution. As of the date of the Distribution, the net effect of the final transfer and dividend will be treated as a reduction in "Divisional Equity" in the Combined Balance Sheets.



     PRINCIPLES OF COMBINATION -- The combined financial statements of Omnova Solutions include the accounts of the related businesses. Significant interdivisional accounts and transactions have been eliminated.


     REVENUE RECOGNITION -- Sales are recorded when products are shipped.

     USE OF ESTIMATES -- The preparation of the combined financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the combined financial statements and accompanying notes. Actual results could differ from those estimates.


     ENVIRONMENTAL COSTS -- Omnova Solutions expenses, on a current basis, recurring costs associated with managing hazardous substances and pollution in ongoing operations. Omnova Solutions accrues for costs associated with the remediation of environmental pollution when it becomes probable that a liability has been incurred and its proportionate share of the amount can be reasonably estimated. Omnova Solutions recognizes amounts recoverable from insurance carriers or other third parties when the collection of such amounts is probable and estimatable. Accruals are not material.



     FAIR VALUE OF FINANCIAL INSTRUMENTS -- Omnova Solutions' cash equivalents bear interest at market rates and therefore their carrying values approximate their fair values.


     INVENTORIES -- Inventories are stated at the lower of cost or market, primarily using the last-in, first-out method.

     LONG-LIVED ASSETS -- Property, plant and equipment are recorded at cost. Refurbishment costs are capitalized in the property accounts whereas ordinary maintenance and repair costs are expensed as incurred. Depreciation is computed principally using the straight-line method. Depreciable lives on buildings and improvements, and machinery and equipment, range from 10 to 40 years and 3 to 20 years, respectively.

     Goodwill represents the excess of the purchase price over the estimated fair value of the net assets acquired and is amortized on a straight-line basis over periods ranging from 15 to 40 years. Identifiable intangible assets,

                                OMNOVA SOLUTIONS
such as patents, trademarks and licenses, are recorded at cost or when acquired as part of a business combination at their estimated fair value. Identifiable intangible assets are amortized over their estimated useful lives using the straight-line method over periods ranging from 3 to 15 years. Accumulated amortization of goodwill and identifiable intangible assets at November 30, 1998 and 1997 was $4 million and $1 million, respectively.

     Impairment of long-lived assets is recognized when events or changes in circumstances indicate that the carrying amount of the asset or related group of assets may not be recoverable. If the expected future undiscounted cash flows are less than the carrying amount of the asset, an impairment loss is recognized at that time. Measurement of impairment may be based upon appraisal, market value of similar assets, or discounted cash flows.


     INCOME TAXES -- Omnova Solutions is included in the consolidated returns filed by GenCorp and its subsidiaries in various U.S. and foreign jurisdictions. The tax provisions reflected in the Statements of Combined Income have been computed as if Omnova Solutions was a separate company. The accompanying Combined Balance Sheets include deferred tax amounts applicable to Omnova Solutions which result from temporary differences between the carrying amount of assets and liabilities for financial reporting and income tax purposes. Taxes currently payable and income tax payments are recorded directly by GenCorp and, as a result, amounts related to Omnova Solutions are included in "Net transactions with GenCorp" in the Statements of Combined Cash Flows.



     EARNINGS PER SHARE -- Historical earnings per share have not been presented as Omnova Solutions was operated as a division of the Company and had no outstanding stock.



     INTERIM FINANCIAL INFORMATION -- The financial information at February 28, 1999, and for the three months ended February 28, 1999 and 1998 is unaudited but includes all adjustments (consisting only of normal recurring adjustments) which Omnova Solutions considers necessary for a fair presentation of its financial position, operating results and cash flows. Results of these periods are not necessarily indicative of results expected for the entire year.


NOTE B -- UNUSUAL ITEMS


     In 1998, Omnova Solutions recognized unusual expense of $3 million related to exiting the residential wallcovering business. In 1996, Omnova Solutions recognized unusual income of $4 million from the sale of the structural urethane adhesives business.


NOTE C -- NEW ACCOUNTING PRONOUNCEMENTS


     Omnova Solutions adopted Statement of Financial Accounting Standards No. 130, "Reporting Comprehensive Income" (SFAS 130), as of December 1, 1998, which established standards for reporting and displaying comprehensive income and its components in the financial statements. The adoption of SFAS 130, which had no impact on Omnova Solutions' net income or divisional equity, requires translation adjustments to be included in other comprehensive income.



     In June 1997, the Financial Accounting Standards Board (FASB) issued Statement No. 131, "Disclosures about Segments of an Enterprise and Related Information" (SFAS 131). This statement is required to be adopted in fiscal year 1999. SFAS 131 requires that annual and interim financial and descriptive information about reportable operating segments be reported on the same basis used internally for evaluating segment performance and the allocation of resources. While Omnova Solutions has not yet determined the impact of adopting SFAS 131 on its financial statement disclosures, Omnova Solutions does not expect any change to its primary financial statements.



     In June 1998, the FASB issued Statement No. 133, "Accounting for Derivative Instruments and Hedging Activities", which is required to be adopted in fiscal year 2001. Because of Omnova Solutions' minimal use of

                                OMNOVA SOLUTIONS
derivatives, management does not anticipate that the adoption of this Statement will have a significant effect on earnings or the financial position of Omnova Solutions.



     In April 1998, the American Institute of Certified Public Accountants (AICPA) issued Statement of Position (SOP) 98-5, "Reporting the Costs of Start-Up Activities" (SOP 98-5). SOP 98-5 is effective beginning on December 1, 1999, and requires that start-up costs capitalized prior to December 1, 1999 be written off and any future start-up costs be expensed as incurred. Omnova Solutions has no capitalized start-up costs and therefore, the adoption of SOP 98-5 will not have an effect on the combined financial statements.



     In March 1998, the AICPA issued SOP 98-1, "Accounting For the Costs of Computer Software Developed For or Obtained For Internal Use" (SOP 98-1). SOP 98-1 is effective for Omnova Solutions beginning on December 1, 1999. SOP 98-1 will require the capitalization of certain costs incurred after the date of adoption in connection with developing or obtaining software for internal use. Omnova Solutions believes it is in compliance with the standards established by SOP 98-1 and as such SOP 98-1 will not impact Omnova Solutions' future earnings or financial position.


NOTE D -- ACQUISITIONS AND DIVESTITURES

ACQUISITIONS


     On October 29, 1998, Omnova Solutions acquired certain net assets of Sequa Chemicals, the specialty chemicals unit of Sequa Corporation, for $108 million in cash. This acquisition provided technology, customers and increased capacity for an array of emulsion polymers and polymer hybrids including acrylics and vinyl acetate. The preliminary purchase price allocation resulted in goodwill and other intangible assets of approximately $61 million which are being amortized over periods ranging from 5 to 40 years.



     On August 14, 1998, Omnova Solutions acquired the commercial wallcovering business of Walker Greenbank PLC, which is based in the United Kingdom, for $112 million in cash. The preliminary purchase price allocation resulted in goodwill and other intangible assets of approximately $80 million which are being amortized over periods ranging from 5 to 40 years.



     On March 1, 1998, Omnova Solutions acquired The Goodyear Tire & Rubber Company's Calhoun, Georgia latex facility for an aggregate consideration of $78 million, of which $74 million was paid in cash and $4 million was paid through the retention of receivables. The acquisition resulted in goodwill and other intangible assets of $59 million which are being amortized over periods ranging from 3 to 40 years.



     On May 7, 1997, Omnova Solutions acquired certain net assets of Printworld from Technographics, Inc. for $47 million in cash. The acquisition resulted in goodwill and other intangible assets of $32 million which are being amortized over periods ranging from 3 to 30 years.



     On August 23, 1996, Omnova Solutions purchased the Lytron(R) polystyrene latex plastic pigment business from Morton International Inc. for approximately $4 million. The acquisition resulted in intangible assets of $3 million which are being amortized over 15 years.



     All of the above acquisitions were accounted for using the purchase method and were included in the results of operations of Omnova Solutions from the respective dates of acquisition.



     The following unaudited pro forma information presents a summary of the combined results of operations of Omnova Solutions as if the fiscal 1998 acquisitions had occurred at the beginning of fiscal 1997, with pro forma adjustments to reflect the amortization of goodwill and other intangible assets and interest expense on incurred debt together with the related income tax effects. The pro forma financial information is not necessarily indicative of the combined results of operations if the acquisitions had actually occurred at the beginning of fiscal 1997.

                                OMNOVA SOLUTIONS

                                                           1998         1997
                                                         ---------    ---------
                                                         (DOLLARS IN MILLIONS)
NET SALES..............................................    $766         $748
                                                           ====         ====
NET INCOME.............................................    $ 43         $ 35
                                                           ====         ====


     On December 2, 1998, Omnova Solutions acquired the U.S. acrylic emulsion polymers business of PolymerLatex, located in Fitchburg, Massachusetts, for $9 million, consisting of cash of $3 million and a note payable of $6 million due December 1, 1999.


DIVESTITURES


     On December 14, 1998, Omnova Solutions sold its residential wallcovering business to Blue Mountain Wallcoverings, Inc. for an aggregate consideration of approximately $9 million. The loss on the sale of this business was reflected in the 1998 results of operations.



     On November 19, 1996, Omnova Solutions completed the sale of substantially all of the assets and certain liabilities of its structural urethane adhesives business to Ashland Inc. for an aggregate consideration of approximately $4 million.


NOTE E -- RESEARCH AND DEVELOPMENT EXPENSE

     Research and development (R&D) expenses were $9 million in 1998 and $8 million in each of 1997 and 1996. R&D expenses include the costs of technical activities that are useful in developing new products, services, processes or techniques, as well as those expenses for technical activities that may significantly improve existing products or processes.


NOTE F -- INCOME TAXES




                                                            YEARS ENDED NOVEMBER 30,
                                                            -------------------------
                                                            1998      1997      1996
                                                            -----     -----     -----
                                                              (DOLLARS IN MILLIONS)
INCOME TAXES (BENEFIT)
CURRENT
U.S. federal..............................................  $  22     $  19     $  20
State and local...........................................      5         4         5
                                                            -----     -----     -----
                                                               27        23        25
DEFERRED -- U.S. FEDERAL..................................      1        --        (1)
                                                            -----     -----     -----
                                                            $  28     $  23     $  24
                                                            =====     =====     =====
EFFECTIVE INCOME TAX RATE
Statutory federal income tax rate.........................   35.0%     35.0%     35.0%
State and local income taxes, net of federal income tax
  benefit.................................................    5.0       5.0       5.0
                                                            -----     -----     -----
EFFECTIVE INCOME TAX RATE.................................   40.0%     40.0%     40.0%
                                                            =====     =====     =====

                                                                  NOVEMBER 30,
                                                 ----------------------------------------------
                                                         1998                     1997
                                                 ---------------------    ---------------------
                                                 ASSETS    LIABILITIES    ASSETS    LIABILITIES
                                                 ------    -----------    ------    -----------
                                                             (DOLLARS IN MILLIONS)
DEFERRED TAXES
Accrued estimated costs........................   $13          $--         $11          $--
Depreciation...................................    --           20          --           17
                                                  ---          ---         ---          ---
                                                  $13          $20         $11          $17
                                                  ===          ===         ===          ===


     Omnova Solutions' foreign pretax earnings were not material.

                                OMNOVA SOLUTIONS

NOTE G -- ACCOUNTS RECEIVABLE


     Omnova Solutions' receivables are generally unsecured and are not backed by collateral from its customers. No one customer represented more than 10 percent of Omnova Solutions' net trade receivables. The allowance for doubtful accounts was $4 million and $3 million at November 30, 1998 and 1997, respectively and $4 million at February 28, 1999.


NOTE H -- INVENTORIES

                                                                           NOVEMBER 30,
                                                           FEBRUARY 28,    ------------
                                                               1999        1998    1997
                                                           ------------    ----    ----
                                                           (UNAUDITED)
                                                              (DOLLARS IN MILLIONS)
Raw materials and supplies...............................      $ 24        $ 25    $ 18
Work-in-process..........................................         5           5       4
Finished products........................................        62          60      45
                                                               ----        ----    ----
Approximate replacement cost of inventories..............        91          90      67
Reserves, primarily LIFO.................................       (33)        (33)    (31)
                                                               ----        ----    ----
                                                               $ 58        $ 57    $ 36
                                                               ====        ====    ====

     Inventories using the LIFO method represented 82 percent and 92 percent of inventories at replacement cost at November 30, 1998 and 1997, respectively and 79 percent at February 28, 1999. The LIFO reserve was $28 million, $27 million and $28 million at February 28, 1999 and November 30, 1998 and 1997, respectively.

NOTE I -- PROPERTY, PLANT AND EQUIPMENT, NET

                                                                          NOVEMBER 30,
                                                         FEBRUARY 28,    --------------
                                                             1999        1998     1997
                                                         ------------    -----    -----
                                                         (UNAUDITED)
                                                             (DOLLARS IN MILLIONS)
Land...................................................     $   7        $   7    $   1
Building and improvements..............................        72           71       48
Machinery and equipment................................       255          281      215
Construction in progress...............................        23           15        7
                                                            -----        -----    -----
                                                              357          374      271
Accumulated depreciation...............................      (163)        (181)    (149)
                                                            -----        -----    -----
                                                            $ 194        $ 193    $ 122
                                                            =====        =====    =====

NOTE J -- EMPLOYEE BENEFIT PLANS

     In February 1998, the FASB issued Statement No. 132, "Employers' Disclosures about Pensions and Other Postretirement Benefits" (SFAS 132). SFAS 132 supersedes the disclosure requirements in Statements No. 87, "Employers' Accounting for Pensions", No. 88, "Accounting for Settlements and Curtailments of Defined Benefit Pension Plans and for Termination Benefits", and No. 106, "Employers' Accounting for Postretirement Benefits Other Than Pensions." SFAS 132 addresses disclosure issues only and did not change the measurement or recognition provisions specified in those Statements.


     PENSION PLANS -- Omnova Solutions participates in a number of GenCorp sponsored defined benefit pension plans which cover substantially all salaried and hourly employees. Normal retirement age is generally 65, but certain plan provisions allow for earlier retirement. The funding policy for the pension plans is consistent with the

                                OMNOVA SOLUTIONS
funding requirements of federal law. The pension plans provide for pension benefits, the amounts of which are calculated under formulas principally based on average earnings and length of service for salaried employees and under negotiated nonwage based formulas for hourly employees. The majority of the pension plans' assets are invested in listed stocks and bonds and short-term investments.


     Pension expense allocated to Omnova Solutions in fiscal 1998, 1997 and 1996 was $6 million, $5 million and $5 million, respectively.



     HEALTH CARE PLANS -- Omnova Solutions also participates in a number of GenCorp sponsored health care and life insurance programs which cover most retired employees in the United States. The health care programs generally provide for cost sharing in the form of contributions, deductibles and coinsurance between GenCorp and the retirees. Retirees in certain other countries are provided similar benefits by plans sponsored by their governments.



     Retiree health care expense allocated to Omnova Solutions for 1998, 1997 and 1996 was $3 million, $3 million and $4 million, respectively.



     The following table sets forth the GenCorp plans' funded status and related accrued pension costs that include Omnova Solutions employees as participants.


                                                                PENSION        HEALTH CARE
                                                              ------------    --------------
                                                              1998    1997    1998     1997
                                                              ----    ----    -----    -----
                                                                  (DOLLARS IN MILLIONS)
CHANGE IN BENEFIT OBLIGATION
Benefit obligation at beginning of year.....................  $494    $454    $ 242    $ 232
  Service cost..............................................     8       7        1        1
  Interest cost.............................................    33      34       16       17
  Amendments................................................     2       3       --        3
  Actuarial loss............................................    (5)     32        4       12
  Benefits paid.............................................   (37)    (36)     (25)     (23)
                                                              ----    ----    -----    -----
BENEFIT OBLIGATION AT END OF YEAR...........................   495     494      238      242
CHANGE IN PLAN ASSETS
Fair value of plan assets at beginning of year..............   690     626       --       --
  Actual return on assets...................................   101     100       --       --
  Employer contributions....................................    --      --       25       23
  Benefits paid.............................................   (37)    (36)     (25)     (23)
                                                              ----    ----    -----    -----
FAIR VALUE OF PLAN ASSETS AT END OF YEAR....................   754     690       --       --
Funded status...............................................   259     196     (238)    (242)
  Unrecognized actuarial (gain)/loss........................  (142)    (88)      25       21
  Unrecognized prior service cost...........................    17      17       (7)      (7)
  Unrecognized transition amount............................   (20)    (24)      --       --
  Minimum funding liability.................................    (5)     (5)      --       --
                                                              ----    ----    -----    -----
NET AMOUNT RECOGNIZED.......................................  $109    $ 96    $(220)   $(228)
                                                              ====    ====    =====    =====
WEIGHTED-AVERAGE ASSUMPTIONS
  Discount rate.............................................  7.00%   7.00%    7.00%    7.00%
  Expected return on plan assets............................  8.75%   8.75%     N/A      N/A
  Rate of compensation increase.............................  4.50%   4.50%     N/A      N/A

                                OMNOVA SOLUTIONS

     The projected benefit obligation, accumulated benefit obligation and fair value of plan assets for the pension plans with accumulated benefit obligations in excess of plan assets were $14 million, $12 million, and $0, respectively, as of November 30, 1998, and $12 million, $11 million, and $0, respectively, as of November 30, 1997.

     For measurement purposes, a 9 percent annual rate of increase in the per capita cost of retiree health care benefits was assumed for 1999. The rate was assumed to decrease gradually to 6 percent for 2002 and remain at that level thereafter.

     Because most employer benefits are capped, assumed health care cost trend rates have a minimal effect on the amounts reported for the health care plans. A one-percentage point increase/decrease in assumed health care cost trend rates would increase/decrease the benefit obligation at November 30, 1998 by $4 million and increase/ decrease the aggregate of the service and interest components of net periodic cost by $0.3 million.


     Omnova Solutions participates in a number of GenCorp sponsored defined contribution pension plans. Participation in these plans is available to substantially all salaried employees and to certain groups of hourly employees. Contributions to these plans are based on either a percentage of employee contributions or on a specified amount per hour based on the provisions of each plan. The cost of these plans for Omnova Solutions was $2 million in each of 1998 and 1997 and $1 million in 1996.


NOTE K -- LEASE COMMITMENTS


     Omnova Solutions leases certain facilities, machinery and equipment and office buildings under long-term, noncancelable operating leases. The leases generally provide for renewal options ranging from five to ten years and require Omnova Solutions to pay for utilities, insurance, taxes and maintenance. Rent expense was $4 million in 1998 and $3 million in each of 1997 and 1996. Future minimum commitments at November 30, 1998 for existing operating leases were $14 million with annual amounts declining from $4 million in 1999 to $1 million in 2003. Omnova Solutions' obligation for leases after 2003 is $1 million.


NOTE L -- CONTINGENCIES


     Omnova Solutions is subject to various legal actions and proceedings relating to a wide range of matters. In the opinion of management, after reviewing the information which is currently available with respect to such matters and consulting with legal counsel, any liability which may ultimately be incurred with respect to these matters will not materially affect the financial condition of Omnova Solutions. The effect of resolution of these matters on results of operations cannot be predicted because any such effect depends on both future results of operations and the amount and timing of the resolution of such matters.


NOTE M -- BUSINESS SEGMENT INFORMATION


     Omnova Solutions designs and manufactures performance chemicals and decorative and building products for industry and consumers. Omnova Solutions is a leading producer of polymer-based products. Its principal markets include the paper industry and residential and commercial construction, as well as diverse consumer and industrial markets that demand a broad range of products and solutions. No one customer accounts for 10 percent of consolidated sales.


     Segment operating profit represents net sales less applicable costs, expenses and provisions for restructuring and unusual items relating to operations. Segment operating profit excludes corporate income and expenses, interest expense and income taxes.

     In 1998, Decorative & Building Products recognized unusual expense of $3 million related to exiting the residential wallcovering business. In 1996, Performance Chemicals recognized unusual income of $4 million from the sale of the structural urethane adhesives business.

                                OMNOVA SOLUTIONS

     Approximately 28% of Omnova Solutions' employees are covered by collective bargaining agreements. Of the covered employees, approximately 22 percent are covered by collective bargaining agreements that are due to expire within one year. Omnova Solutions has not experienced significant work stoppage at any of its facilities in the past. However, any protracted work stoppage in the future in Omnova Solutions' facilities could adversely affect Omnova Solutions' results of operations.



     Omnova Solutions' operations are located primarily in the United States and Europe starting in 1998. Inter-area sales are not significant to the total sales of any geographic area. Unusual items included in operating profit pertained to United States operations.


                                                              1998     1997     1996
                                                              -----    -----    -----
                                                               (DOLLARS IN MILLIONS)
BUSINESS SEGMENT INFORMATION
NET SALES
Performance Chemicals.......................................  $226     $180     $166
Decorative & Building Products..............................   398      368      340
                                                              ----     ----     ----
                                                              $624     $548     $506
                                                              ====     ====     ====
INCOME
Performance Chemicals.......................................  $ 35     $ 22     $ 25
Decorative & Building Products..............................    51       44       45
Unusual items...............................................    (3)      --        4
                                                              ----     ----     ----
SEGMENT OPERATING PROFIT....................................    83       66       74
Interest expense............................................    (8)      (4)      (8)
Corporate expenses..........................................    (5)      (5)      (5)
                                                              ----     ----     ----
INCOME BEFORE INCOME TAXES..................................  $ 70     $ 57     $ 61
                                                              ====     ====     ====
IDENTIFIABLE ASSETS
Performance Chemicals.......................................  $290     $ 91     $ 87
Decorative & Building Products..............................   313      186      146
                                                              ----     ----     ----
TOTAL ASSETS................................................  $603     $277     $233
                                                              ====     ====     ====
CAPITAL EXPENDITURES
Performance Chemicals.......................................  $  5     $  6     $  9
Decorative & Building Products..............................    13        5        6
                                                              ----     ----     ----
                                                              $ 18     $ 11     $ 15
                                                              ====     ====     ====
DEPRECIATION
Performance Chemicals.......................................  $  6     $  5     $  5
Decorative & Building Products..............................    12       10        9
                                                              ----     ----     ----
                                                              $ 18     $ 15     $ 14
                                                              ====     ====     ====
GEOGRAPHIC INFORMATION
NET SALES
Europe......................................................  $ 15     $ --     $ --
United States...............................................   572      512      477
United States export sales..................................    37       36       29
                                                              ----     ----     ----
                                                              $624     $548     $506
                                                              ====     ====     ====

                                OMNOVA SOLUTIONS

                                                              1998     1997     1996
                                                              -----    -----    -----
                                                               (DOLLARS IN MILLIONS)
SEGMENT OPERATING PROFIT
Europe......................................................  $  2     $ --     $ --
United States...............................................    84       66       70
Unusual items...............................................    (3)      --        4
                                                              ----     ----     ----
                                                              $ 83     $ 66     $ 74
                                                              ====     ====     ====
IDENTIFIABLE ASSETS
Europe......................................................  $129     $ --     $ --
United States...............................................   474      277      233
                                                              ----     ----     ----
TOTAL ASSETS................................................  $603     $277     $233
                                                              ====     ====     ====


NOTE N -- SUBSEQUENT EVENT (UNAUDITED)



     On April 27, 1999, Omnova Solutions acquired the global latex floor care business of Morton International Inc. for $8 million.

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To the Board of Directors of
GenCorp Inc.:

     We have audited the accompanying consolidated statements of income, cash flows and changes in shareholder's equity of Sequa Chemicals Corporation for the period from January 1, 1998 to October 28, 1998. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

     We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

     In our opinion, the financial statements referred to above present fairly, in all material respects, Sequa Chemicals Corporation's results of operations and cash flows for the period from January 1, 1998 to October 28, 1998, in conformity with generally accepted accounting principles.

                                          ARTHUR ANDERSEN LLP

New York, New York
March 31, 1999

                          SEQUA CHEMICALS CORPORATION

                        CONSOLIDATED STATEMENT OF INCOME
            FOR THE PERIOD FROM JANUARY 1, 1998 TO OCTOBER 28, 1998

SALES, net..................................................  $74,004,195
COSTS AND EXPENSES:
  Cost of sales.............................................   56,777,038
  Selling, general and administrative.......................   10,088,467
  Depreciation and amortization.............................    3,662,093
  Research and development..................................    1,672,625
                                                              -----------
          Total costs and expenses..........................   72,200,223
                                                              -----------
OPERATING INCOME............................................    1,803,972
INTEREST EXPENSE............................................    1,474,264
                                                              -----------
  Income before income taxes................................      329,708
INCOME TAX PROVISION........................................      206,249
                                                              -----------
  Net income................................................  $   123,459
                                                              ===========

         The accompanying notes are an integral part of this statement.

                          SEQUA CHEMICALS CORPORATION

                      CONSOLIDATED STATEMENT OF CASH FLOWS
            FOR THE PERIOD FROM JANUARY 1, 1998 TO OCTOBER 28, 1998

CASH FLOWS FROM OPERATING ACTIVITIES:
  Net income................................................  $   123,459
  Adjustments to reconcile net cash provided by operating
     activities --
     Depreciation and amortization..........................    3,662,093
     Provision for losses on receivables....................      228,511
  Other cash flows from operating activities --
     Changes in operating assets and liabilities --
       Receivables..........................................   (1,397,118)
       Inventories..........................................     (689,832)
       Other current assets.................................       52,269
       Other noncurrent assets..............................     (144,271)
       Accounts payable and accrued expenses................      302,421
       Other noncurrent liabilities.........................      147,711
                                                              -----------
          Net cash provided by operating activities.........    2,285,243
                                                              -----------
CASH FLOWS FROM INVESTING ACTIVITIES:
  Purchase of property, plant and equipment.................   (4,230,835)
                                                              -----------
          Net cash used in investing activities.............   (4,230,835)
                                                              -----------
CASH FLOWS FROM FINANCING ACTIVITIES:
  Borrowings from Sequa Corporation.........................    1,540,559
                                                              -----------
          Net cash provided by financing activities.........    1,540,559
                                                              -----------
          Net decrease in cash and cash equivalents.........     (405,033)
CASH AND CASH EQUIVALENTS, beginning of period..............      643,114
                                                              -----------
CASH AND CASH EQUIVALENTS, end of period....................  $   238,081
                                                              ===========

         The accompanying notes are an integral part of this statement.

                          SEQUA CHEMICALS CORPORATION

           CONSOLIDATED STATEMENT OF CHANGES IN SHAREHOLDER'S EQUITY
            FOR THE PERIOD FROM JANUARY 1, 1998 TO OCTOBER 28, 1998

                                                              ACCUMULATED
                                               CAPITAL IN        OTHER                         TOTAL
                                                EXCESS OF    COMPREHENSIVE    RETAINED     SHAREHOLDER'S
                                COMMON STOCK    PAR VALUE    INCOME (LOSS)    EARNINGS        EQUITY
                                ------------   -----------   -------------   -----------   -------------
BALANCE, January 1, 1998......    $80,782      $14,662,955     $(28,413)     $27,714,544    $42,429,868
                                  -------      -----------     --------      -----------    -----------
  Net income..................                                                   123,459        123,459
  Foreign currency translation
     adjustment...............                                  (55,332)                        (55,332)
                                                                                            -----------
  Comprehensive income........                                                                   68,127
                                  -------      -----------     --------      -----------    -----------
BALANCE, October 28, 1998.....    $80,782      $14,662,955     $(83,745)     $27,838,003    $42,497,995
                                  =======      ===========     ========      ===========    ===========

         The accompanying notes are an integral part of this statement.

                          SEQUA CHEMICALS CORPORATION

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
            FOR THE PERIOD FROM JANUARY 1, 1998 TO OCTOBER 28, 1998

1.  SUMMARY OF SIGNIFICANT ACCOUNTING PRINCIPLES

BASIS OF PRESENTATION

     Through October 28, 1998, Sequa Chemicals, Inc. ("Sequa Chemicals" or the "Company") was a wholly owned subsidiary of Sequa Corporation. The consolidated financial statements of Sequa Chemicals have been prepared on a stand-alone basis and include the accounts of its majority owned subsidiaries. All intercompany accounts have been eliminated in consolidation.

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

CASH AND CASH EQUIVALENTS

     For purposes of the statement of cash flows, the Company considers time deposits, certificates of deposit and marketable securities with original maturities of three months or less when purchased to be cash equivalents.

PROPERTY, PLANT AND EQUIPMENT

     For financial reporting purposes, depreciation and amortization of property, plant and equipment costs are computed using the straight-line method over their estimated useful lives which range between 10 and 30 years. Accelerated depreciation methods are used for income tax purposes.

     The Company reviews properties for impairment whenever events or changes in circumstances indicate that the carrying value of an asset may not be fully recoverable. If the estimated future cash flows expected to result from the use of an asset and its eventual disposition are less than the carrying amount of the asset, then the property is written down to its fair market value.

     Upon sale or retirement of properties, the related costs and accumulated depreciation are removed from the accounts, and any gain or loss is reflected currently. For the period from January 1, 1998 to October 28, 1998, total depreciation expense was $2,789,527.

GOODWILL AND OTHER INTANGIBLES

     Excess of cost over net assets of companies acquired (goodwill) is being amortized on a straight-line basis over periods not exceeding forty years. The recoverability of goodwill is evaluated at the operating unit level by an analysis of operating results and consideration of other significant events or changes in the business environment. If an operating unit has current operating losses, and based upon projections there is a likelihood that such operating losses will continue, the Company evaluates whether impairment exists on the basis of undiscounted expected future cash flows from operations before interest during the remaining amortization period. If impairment exists, the carrying amount of the goodwill is reduced to market value.

     The Company has also acquired patents and trademarks related to certain manufacturing related processes. Such patents and trademarks are being amortized over a period of eleven years.

     Amortization expense related to goodwill and other intangibles for the period from January 1, 1998 to October 28, 1998 was $872,566.

                          SEQUA CHEMICALS CORPORATION

FOREIGN CURRENCY TRANSLATION

     The financial position and results of operations of the Company's foreign subsidiaries are measured using local currency as the functional currency. Assets and liabilities of operations denominated in foreign currencies are translated into U.S. dollars at exchange rates in effect at year-end, while revenues and expenses are translated at weighted average exchange rates prevailing during the year. The resulting translation gains and losses on assets and liabilities are charged or credited directly to cumulative translation adjustment, a component of shareholder's equity, and are not included in net income until realized through sale or liquidation of the investment.

ENVIRONMENTAL REMEDIATION AND COMPLIANCE

     It is the Company's policy to accrue environmental remediation costs for identified sites when it is probable that a liability has been incurred and the amount of loss can be reasonably estimated. Accrued environmental remediation and compliance costs include remedial investigation and feasibility studies, outside legal, consulting and remediation project management fees, projected cost of remediation activities, site closure and post-remediation monitoring costs. For the period from January 1, 1998 to October 28, 1998, the total amount charged to selling, general and administrative expense for environmental and remediation compliance efforts was approximately $3,000,000.

REVENUE RECOGNITION

     Sales are recorded when title passes to the customer, which is when products are shipped.

RESEARCH AND DEVELOPMENT

     Research and development costs are charged to expense as incurred.

COMPREHENSIVE INCOME

     Effective January 1, 1998, Sequa Chemicals adopted Statement of Financial Accounting Standards ("SFAS") No. 130, "Reporting Comprehensive Income." This statement establishes standards for the reporting of comprehensive income and its components in financial statements. Comprehensive income consists of net income and other gains and losses affecting shareholder's equity that, under generally accepted accounting principles, are excluded from net income. For Sequa Chemicals, these items consist of foreign currency translation adjustments. The adoption of SFAS No. 130 did not have a material effect on Sequa Chemical's primary financial statements, but did affect the presentation of the accompanying consolidated statement of changes in shareholder's equity.

SEGMENT INFORMATION

     Sequa Chemicals adopted SFAS No. 131, "Disclosures about Segments of an Enterprise and Related Information." Sequa Chemicals has only one segment, Chemicals, and accordingly no additional segment information has been provided.

                          SEQUA CHEMICALS CORPORATION

2.  TRANSACTIONS WITH PARENT

     The Company participates in various corporate programs administered by Sequa Corporation. Expenses representing the cost to operate Sequa Chemicals on a stand-alone basis have been included in the accompanying consolidated statement of income. Such costs include the following:

Selling, general and administrative expenses................  $1,170,963
401(k) expenses.............................................   1,011,296
Insurance expenses..........................................   1,763,708
EPA costs...................................................   3,000,000
Interest expense on average debt............................   1,474,264
                                                              ----------
Total corporate expense.....................................  $8,420,231
                                                              ==========

     There were no other material related party transactions for the period.

3.  INCOME TAXES

     Income taxes are recognized during the year in which transactions enter into the determination of financial statement income, with deferred taxes being provided for temporary differences between amounts of assets and liabilities recorded for tax and financial reporting purposes. The income tax provision included in the consolidated statement of income has been prepared as if Sequa Chemicals was a stand-alone entity for the period from January 1, 1998 to October 28, 1998.

     The income tax provision for the period from January 1, 1998 to October 28, 1998, consisted of:

United States federal
  Current...................................................  $ 828,959
  Deferred..................................................   (700,216)
State and local.............................................     77,506
                                                              ---------
                                                              $ 206,249
                                                              =========

     The income tax provision is different from the amount computed by applying the U.S. federal statutory income tax rate of 35% to income before income taxes. The reasons for this difference for the period from January 1, 1998 to October 28, 1998, are as follows:

Computed income taxes at statutory rate.....................  $115,398
State and local taxes, net of federal income tax benefit....    50,379
Meals and entertainment.....................................    40,472
                                                              --------
                                                              $206,249
                                                              ========

     No provision has been made for U.S. or additional foreign taxes on undistributed earnings of foreign subsidiaries as those earnings are intended to be permanently reinvested. Such earnings would become taxable upon the sale or liquidation of these foreign subsidiaries or upon the remittance of dividends.

     The components of income before income taxes for the period from January 1, 1998 to October 28, 1998, were:

Domestic....................................................  $323,613
Foreign.....................................................     6,095
                                                              --------
                                                              $329,708
                                                              ========

                          SEQUA CHEMICALS CORPORATION

4.  SUBSEQUENT EVENT

     On October 29, 1998, Sequa Corporation sold the net operating assets of Sequa Chemicals to GenCorp Inc. for approximately $108 million in cash.

                   EUROPEAN COMMERCIAL WALLCOVERINGS BUSINESS

                         REPORT OF INDEPENDENT AUDITORS

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF GENCORP INC.

     In our opinion, the accompanying combined profit and loss account, combined statement of total recognised gains and losses and combined statement of cash flows present fairly, in all material respects, the combined profit and combined cash flows of the European Commercial Wallcoverings Business for the years ended January 31, 1998 and January 31, 1997 in conformity with accounting principles generally accepted in the United Kingdom. These financial statements are the responsibility of the management of the European Commercial Wallcoverings Business; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with auditing standards generally accepted in the United Kingdom which are substantially the same as auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.

     Accounting principles generally accepted in the United Kingdom vary in certain significant respects from accounting principles generally accepted in the United States. The application of the latter would have affected the determination of combined profit expressed in pounds sterling for both of the two years in the period ended January 31, 1998 to the extent summarised in note 12 to the combined financial statements.

PRICEWATERHOUSECOOPERS

PRICEWATERHOUSECOOPERS

Chartered Accountants

St Albans, England
May 27, 1999

                   EUROPEAN COMMERCIAL WALLCOVERINGS BUSINESS

                        COMBINED PROFIT AND LOSS ACCOUNT

                                               YEAR ENDED    YEAR ENDED    6 MONTHS ENDED   6 MONTHS ENDED
                                               JANUARY 31,   JANUARY 31,   JULY 31, 1998    JULY 31, 1997
                                                  1998          1997        (UNAUDITED)      (UNAUDITED)
                                        NOTE      L'000         L'000          L'000            L'000
                                        ----   -----------   -----------   --------------   --------------
TURNOVER..............................   3        40,727        40,657         19,372           19,357
Cost of sales.........................           (14,394)      (15,653)        (6,418)          (6,526)
                                                 -------       -------         ------           ------
GROSS PROFIT..........................            26,333        25,004         12,954           12,831
Distribution costs....................           (10,740)      (11,012)        (6,124)          (5,948)
Administrative expenses...............            (9,702)       (9,331)        (3,783)          (3,961)
Other income..........................               212           203              1                8
                                                 -------       -------         ------           ------
OPERATING PROFIT......................   4         6,103         4,864          3,048            2,930
Investment income and interest
  receivable..........................   5            99           107             49               12
Interest payable and similar
  charges.............................   6           (88)         (131)           (19)             (50)
                                                 -------       -------         ------           ------
PROFIT ON ORDINARY ACTIVITIES BEFORE
  TAXATION............................             6,114         4,840          3,078            2,892
Tax on profit on ordinary
  activities..........................   9        (1,897)       (1,734)          (978)          (1,084)
                                                 -------       -------         ------           ------
PROFIT FOR THE PERIOD.................             4,217         3,106          2,100            1,808
                                                 =======       =======         ======           ======

                   EUROPEAN COMMERCIAL WALLCOVERINGS BUSINESS

            COMBINED STATEMENT OF TOTAL RECOGNISED GAINS AND LOSSES

                                              YEAR ENDED    YEAR ENDED    6 MONTHS ENDED   6 MONTHS ENDED
                                              JANUARY 31,   JANUARY 31,   JULY 31, 1998    JULY 31, 1997
                                                 1998          1997        (UNAUDITED)      (UNAUDITED)
                                                 L'000         L'000          L'000            L'000
                                              -----------   -----------   --------------   --------------
Profit for the financial period.............     4,217         3,106          2,100            1,808
Currency translation differences............       117           119             55               74
                                                 -----         -----          -----            -----
Total recognised gains and losses relating
  to the period.............................     4,334         3,225          2,155            1,882
                                                 =====         =====          =====            =====

              COMBINED NOTE OF HISTORICAL COST PROFITS AND LOSSES

                                              YEAR ENDED    YEAR ENDED    6 MONTHS ENDED   6 MONTHS ENDED
                                              JANUARY 31,   JANUARY 31,   JULY 31, 1998    JULY 31, 1997
                                                 1998          1997        (UNAUDITED)      (UNAUDITED)
                                                 L'000         L'000          L'000            L'000
                                              -----------   -----------   --------------   --------------
Profit on ordinary activities before
  taxation..................................     6,114         4,840          3,078            2,892
Difference between historical cost
  depreciation charge and actual
  depreciation charge.......................        22            22             11               11
                                                 -----         -----          -----            -----
Historical cost profit on ordinary
  activities before taxation................     6,136         4,862          3,089            2,903
                                                 -----         -----          -----            -----
Historical cost profit for the period after
  taxation..................................     4,232         3,121          2,107            1,815
                                                 =====         =====          =====            =====

                   EUROPEAN COMMERCIAL WALLCOVERINGS BUSINESS

                          COMBINED CASH FLOW STATEMENT

                                                YEAR ENDED    YEAR ENDED    6 MONTHS ENDED   6 MONTHS ENDED
                                                JANUARY 31,   JANUARY 31,   JULY 31, 1998    JULY 31, 1997
                                                   1998          1997        (UNAUDITED)      (UNAUDITED)
                                         NOTE      L'000         L'000          L'000            L'000
                                         ----   -----------   -----------   --------------   --------------
NET CASH INFLOW/(OUTFLOW) FROM
  OPERATING ACTIVITIES.................   A        5,235         5,705          (3,779)             (33)
RETURNS ON INVESTMENT AND SERVICING OF
  FINANCE
Interest received......................               99           107              49               12
Interest paid..........................              (88)         (131)            (19)             (50)
                                                  ------        ------          ------           ------
NET CASH INFLOW/(OUTFLOW) FROM RETURNS
  ON INVESTMENT AND SERVICING OF
  FINANCE..............................               11           (24)             30              (38)
TAXATION
Corporation tax received/(paid)........              122          (793)           (123)             (14)
CAPITAL EXPENDITURE AND FINANCIAL
  INVESTMENT
Payments to acquire tangible fixed
  assets...............................           (2,426)       (5,061)           (787)          (1,075)
Proceeds from sales of tangible fixed
  assets...............................              182            82              10               15
                                                  ------        ------          ------           ------
NET CASH OUTFLOW FROM INVESTING
  ACTIVITIES...........................           (2,244)       (4,979)           (777)          (1,060)
                                                  ------        ------          ------           ------
NET CASH INFLOW/(OUTFLOW) BEFORE AND
  AFTER FINANCING......................            3,124           (91)         (4,649)          (1,145)
                                                  ======        ======          ======           ======

                   EUROPEAN COMMERCIAL WALLCOVERINGS BUSINESS

                   NOTES TO THE COMBINED CASH FLOW STATEMENT

A  RECONCILIATION OF OPERATING PROFIT TO NET CASH INFLOW FROM OPERATIONS

                                                                        6 MONTHS ENDED
                                            YEAR ENDED    YEAR ENDED       JULY 31,      6 MONTHS ENDED
                                            JANUARY 31,   JANUARY 31,        1998        JULY 31, 1997
                                               1998          1997        (UNAUDITED)      (UNAUDITED)
                                               L'000         L'000          L'000            L'000
                                            -----------   -----------   --------------   --------------
Operating profit..........................     6,103         4,864           3,048            2,930
Depreciation..............................     1,371         1,150             675              651
(Profit)/loss on disposal of fixed
  assets..................................       (10)           29               6               --
Decrease/(Increase) in stock..............       247        (1,020)            623              104
(Increase)/Decrease in debtors............    (2,346)         (730)         (5,412)          (1,198)
(Decrease)/Increase in creditors..........      (130)        1,412          (2,719)          (2,520)
                                              ------        ------          ------           ------
Net cash inflow/(outflow) from operating
  activities..............................     5,235         5,705          (3,779)             (33)
                                              ======        ======          ======           ======

B  RECONCILIATION OF NET CASH FLOW TO MOVEMENT IN NET DEBT

                                                                        6 MONTHS ENDED
                                            YEAR ENDED    YEAR ENDED       JULY 31,      6 MONTHS ENDED
                                            JANUARY 31,   JANUARY 31,        1998        JULY 31, 1997
                                               1998          1997        (UNAUDITED)      (UNAUDITED)
                                               L'000         L'000          L'000            L'000
                                            -----------   -----------   --------------   --------------
Increase/(decrease) in cash for period....     3,124           (91)         (4,649)          (1,145)
Translation difference....................       (29)          (40)             --              (33)
                                              ------        ------          ------           ------
Change in net debt........................     3,095          (131)         (4,649)          (1,178)
Net cash opening..........................     2,455         2,586           5,550            2,455
                                              ------        ------          ------           ------
Net cash closing..........................     5,550         2,455             901            1,277
                                              ======        ======          ======           ======

C  ANALYSIS OF CHANGE IN NET DEBT

                                                      AT                      EXCHANGE          AT
                                               FEBRUARY 1, 1997   CASH FLOW   MOVEMENT   JANUARY 31, 1998
                                                    L'000           L'000      L'000          L'000
                                               ----------------   ---------   --------   ----------------
Cash at bank and in hand.....................       3,254           2,325       (29)          5,550
Bank overdraft...............................        (799)            799        --              --
                                                    -----           -----       ---           -----
                                                    2,455           3,124       (29)          5,550
                                                    =====           =====       ===           =====

                   EUROPEAN COMMERCIAL WALLCOVERINGS BUSINESS

                                                      AT                      EXCHANGE          AT
                                               FEBRUARY 1, 1996   CASH FLOW   MOVEMENT   JANUARY 31, 1997
                                                    L'000           L'000      L'000          L'000
                                               ----------------   ---------   --------   ----------------
Cash at bank and in hand.....................        3,672          (378)       (40)          3,254
Bank overdraft...............................       (1,086)          287         --            (799)
                                                    ------          ----        ---           -----
                                                     2,586           (91)       (40)          2,455
                                                    ======          ====        ===           =====

                                                      AT                         EXCHANGE            AT
                                               FEBRUARY 1, 1998    CASH FLOW     MOVEMENT      JULY 31, 1998
                                                 (UNAUDITED)      (UNAUDITED)   (UNAUDITED)     (UNAUDITED)
                                                    L'000            L'000         L'000           L'000
                                               ----------------   -----------   -----------   ----------------
Cash at bank and in hand.....................       5,550            (4,349)         --            1,201
Bank overdraft...............................          --              (300)         --             (300)
                                                    -----            ------         ---            -----
                                                    5,550            (4,649)         --              901
                                                    =====            ======         ===            =====

                                                      AT                         EXCHANGE            AT
                                               FEBRUARY 1, 1997    CASH FLOW     MOVEMENT      JULY 31, 1997
                                                 (UNAUDITED)      (UNAUDITED)   (UNAUDITED)     (UNAUDITED)
                                                    L'000            L'000         L'000           L'000
                                               ----------------   -----------   -----------   ----------------
Cash at bank and in hand.....................       3,254            (1,944)        (33)           1,277
Bank overdraft...............................        (799)              799          --               --
                                                    -----            ------         ---            -----
                                                    2,455            (1,145)        (33)           1,277
                                                    =====            ======         ===            =====

                   EUROPEAN COMMERCIAL WALLCOVERINGS BUSINESS

                   NOTES TO THE COMBINED FINANCIAL STATEMENTS

  INFORMATION FOR THE 6 MONTH PERIODS ENDED JULY 31, 1998 AND JULY 31, 1997 IS
                                   UNAUDITED.

1.  BASIS OF PREPARATION

     The combined financial statements reflect the combined operations of Brymor, Muraspec, Muraspec Belgium and Muraspec SARL, which together formed the commercial wallcoverings business ("the European Commercial Wallcoverings Business") purchased by GenCorp Inc. in a transaction completed on August 13, 1998. Brymor, Muraspec and Muraspec Belgium were operating divisions within the Walker Greenbank PLC group whilst Muraspec SARL was a wholly-owned subsidiary whose ultimate parent company was Walker Greenbank PLC.

     The combined financial statements comprise a combined profit and loss account, a combined statement of total recognised gains and losses and a combined statement of cash flows, together with related accounting policies and footnotes, for the European Commercial Wallcoverings Business. The combined financial statements cover the years ended January 31, 1998 and January 31, 1997 and the six month periods ended July 31, 1998 and July 31, 1997.

     No balance sheets are presented in these combined financial statements. Accounting policies in respect of balance sheet items are included only in respect of their relevance to the reconciliation of movement in shareholders' funds.

     The information presented for the years ended January 31, 1998 and January 31, 1997 is audited ("Audited Combined Financial Statements"). Information for the 6 month periods ended July 31, 1998 and July 31, 1997 is unaudited ("Unaudited Combined Financial Statements").

     The accompanying unaudited combined profit and loss account and cash flows for the six months ended July 31, 1998 and July 31, 1997 have been prepared on the same basis as the Audited Combined Financial Statements and, in the opinion of management, include all adjustments necessary to present fairly the financial information set forth therein.

     During the periods included in these combined financial statements the European Commercial Wallcoverings Business did not constitute a separate group or company; however, for the purpose of this presentation, Brymor, Muraspec, Muraspec Belgium and Muraspec SARL were each accounted for on a stand-alone basis. In view of the historical structure of the European Commercial Wallcoverings Business a separate combination of the individual entities has been prepared for the financial statement periods presented in these financial statements. These financial statements are the responsibility of GenCorp Inc.

     The combined financial statements are based on an aggregation of the results of Brymor, Muraspec, Muraspec Belgium and Muraspec SARL. Transactions and balances between these four elements have been eliminated on aggregation. The combined profit and loss account of the European Commercial Wallcoverings Business include all material revenues and expenses that would have been incurred had the European Commercial Wallcoverings Business operated on a stand-alone basis.

     The financial statements have been prepared in all material respects in accordance with Generally Accepted Accounting Principles in the UK ("UK GAAP") and are expressed in pounds sterling ("GBP").

INTEREST

     The European Commercial Wallcoverings Business has participated in cash sweep arrangements operated by Walker Greenbank PLC, whereby certain cash balances have been cleared periodically to central accounts held by Walker Greenbank PLC. Similarly, to the extent that the European Commercial Wallcoverings Business has had short-term borrowing requirements it has borrowed from Walker Greenbank PLC. No interest has generally been received or charged in respect of balances with Walker Greenbank PLC.

                   EUROPEAN COMMERCIAL WALLCOVERINGS BUSINESS

  INFORMATION FOR THE 6 MONTH PERIODS ENDED JULY 31, 1998 AND JULY 31, 1997 IS
                                   UNAUDITED.

TAXATION

     During the periods included in these combined financial statements only Muraspec SARL constituted a separate company for taxation purposes. Brymor, Muraspec and Muraspec Belgium were operating divisions within Walker Greenbank PLC. For the purposes of these combined financial statements, separate corporation and deferred tax calculations have been prepared as if the three operating divisions had been stand-alone companies. The assumption has been made that any tax liabilities arising that were not paid by the European Commercial Wallcoverings Business were settled by Walker Greenbank PLC as a capital contribution to the European Commercial Wallcoverings business.

GROUP MANAGEMENT CHARGES

     During the periods covered by these combined financial statements, the European Commercial Wallcoverings Business received charges for head office services carried out, or costs incurred on its behalf, by Walker Greenbank PLC. These management charges were allocated between the businesses making up the Walker Greenbank PLC group on bases that Walker Greenbank PLC management determined to be reasonable. These bases have varied during the periods covered by those combined financial statements.

     It is possible that the level of cost incurred for such services would have been different had the European Commercial Wallcoverings Business existed as a stand-alone entity during those periods.

PENSIONS

     During the periods covered by these combined financial statements certain employees of the European Commercial Wallcoverings Business were members of either one of two separate defined benefit group pension schemes operated by Walker Greenbank PLC. Separate actuarial calculations have been performed to determine an appropriate pensions charge for these employees under UK generally accepted accounting practice.

SUBSEQUENT EVENTS

     No account has been taken of changes in accounting policy, estimates or judgement arising directly from the acquisition by GenCorp Inc. on August 13, 1998.

2.  ACCOUNTING POLICIES

     The principal accounting policies are set out below.

ACCOUNTING CONVENTION

     The financial statements are prepared under the historical cost convention modified for the revaluation of certain properties and in accordance with applicable accounting standards.

PATTERN BOOKS AND SHADE CARDS

     The cost of pattern books and shade cards for ranges launched in the year is charged directly to the profit and loss account.

     Costs incurred in developing pattern books and shade cards for ranges not yet launched are held within work in progress in stocks and are written off in the year of launch. Pattern books and shade cards held for resale are included in finished goods at the lower of cost and net realisable value.

                   EUROPEAN COMMERCIAL WALLCOVERINGS BUSINESS

  INFORMATION FOR THE 6 MONTH PERIODS ENDED JULY 31, 1998 AND JULY 31, 1997 IS
                                   UNAUDITED.

FOREIGN CURRENCY

     Monetary assets and liabilities denominated in foreign currencies are translated at the rate of exchange ruling at the balance sheet date. Transactions in foreign currencies are recorded at the rate ruling at the date of the transaction or, if hedged, at the forward contract rate.

     The balance sheets of overseas entities are translated at the rates of exchange ruling at the balance sheet date. The profit and loss accounts are translated at the average rates of exchange applicable to the accounting period.

TURNOVER

     The group turnover represents the invoiced value, excluding VAT, of sales to external customers.

STOCKS

     Stocks and work in progress are stated at the lower of cost and net realisable value. Cost comprises direct materials, on a first-in, first-out basis, and direct labour plus attributable production overheads based on a normal level of activity. Net realisable value is based on estimated selling prices less anticipated costs to disposal.

PENSIONS

     The cost of providing retirement pensions and related benefits is charged to the profit and loss account over the periods during which members are employed. Any surplus of assets over liabilities is apportioned over the expected remaining service lives of current employees in the schemes.

RESEARCH AND DEVELOPMENT

     Costs incurred in setting up production lines for new product ranges are capitalised and amortised over the expected lives of those ranges. Other research and development expenditure is written off as incurred.

FIXED ASSETS

     Depreciation is charged on a straight-line basis on the original cost or subsequent valuation of assets (excluding freehold land) after deduction of any estimated residual value.

     The principal annual rates are:

Freehold Buildings               2%
Short and Long Leaseholds        Over the unexpired period of lease
Plant, Equipment and Vehicles    Between 5% and 33%

     Land and buildings are stated at cost plus any revaluation reserve less provision for permanent diminution in value.

     The direct costs of developing computer software for internal use are capitalised as part of fixed assets within the category of Plant, Equipment and Vehicles.

LEASING AND HIRE PURCHASE COMMITMENTS

     Rentals paid under operating leases are charged to income as incurred.

                   EUROPEAN COMMERCIAL WALLCOVERINGS BUSINESS

  INFORMATION FOR THE 6 MONTH PERIODS ENDED JULY 31, 1998 AND JULY 31, 1997 IS
                                   UNAUDITED.

DEFERRED TAXATION

     Deferred taxation is provided on all timing differences only to the extent that they are expected to reverse in the foreseeable future, calculated at the rate at which it is estimated that tax will be payable.

3.  TURNOVER

                                              YEAR ENDED    YEAR ENDED    6 MONTHS ENDED   6 MONTHS ENDED
                                              JANUARY 31,   JANUARY 31,   JULY 31, 1998    JULY 31, 1997
                                                 1998          1997        (UNAUDITED)      (UNAUDITED)
                                                 L'000         L'000          L'000            L'000
                                              -----------   -----------   --------------   --------------
Analysis by geographical market:
United Kingdom..............................    30,130        30,676          14,699           14,627
Continental Europe..........................     6,782         5,743           2,793            2,888
Other.......................................     3,815         4,238           1,880            1,842
                                                ------        ------          ------           ------
                                                40,727        40,657          19,372           19,357
                                                ======        ======          ======           ======

4.  OPERATING PROFIT

                                              YEAR ENDED    YEAR ENDED    6 MONTHS ENDED   6 MONTHS ENDED
                                              JANUARY 31,   JANUARY 31,   JULY 31, 1998    JULY 31, 1997
                                                 1998          1997        (UNAUDITED)      (UNAUDITED)
                                                 L'000         L'000          L'000            L'000
                                              -----------   -----------   --------------   --------------
Operating profit is stated after charging:
Depreciation of fixed assets................     1,371         1,150             675              651
Auditor's remuneration - audit services.....        44            39              22               22
                       - non-audit
  services..................................        25             9               7                9
Operating lease rentals
- land and buildings........................       674           733             355              342
- others....................................       650           578             295              327
Group management charges....................     1,833         1,833             879              877
                                                ======        ======          ======           ======

5.  INVESTMENT INCOME AND INTEREST RECEIVABLE

                                              YEAR ENDED    YEAR ENDED    6 MONTHS ENDED   6 MONTHS ENDED
                                              JANUARY 31,   JANUARY 31,   JULY 31, 1998    JULY 31, 1997
                                                 1998          1997        (UNAUDITED)      (UNAUDITED)
                                                 L'000         L'000          L'000            L'000
                                              -----------   -----------   --------------   --------------
Interest received and receivable
Bank interest...............................        99           107              49               12
                                                ======        ======          ======           ======

                   EUROPEAN COMMERCIAL WALLCOVERINGS BUSINESS

  INFORMATION FOR THE 6 MONTH PERIODS ENDED JULY 31, 1998 AND JULY 31, 1997 IS
                                   UNAUDITED.

6.  INTEREST PAYABLE AND SIMILAR CHARGES

                                              YEAR ENDED    YEAR ENDED    6 MONTHS ENDED   6 MONTHS ENDED
                                              JANUARY 31,   JANUARY 31,   JULY 31, 1998    JULY 31, 1997
                                                 1998          1997        (UNAUDITED)      (UNAUDITED)
                                                 L'000         L'000          L'000            L'000
                                              -----------   -----------   --------------   --------------
On bank loans and overdrafts repayable
  within five years.........................        50            90              19               31
Interest on parent company loan.............        38            41              --               19
                                                ------        ------          ------           ------
                                                    88           131              19               50
                                                ======        ======          ======           ======

7.  INFORMATION ON EMPLOYEES

                                              YEAR ENDED    YEAR ENDED    6 MONTHS ENDED   6 MONTHS ENDED
                                              JANUARY 31,   JANUARY 31,   JULY 31, 1998    JULY 31, 1997
                                                 1998          1997        (UNAUDITED)      (UNAUDITED)
                                                 L'000         L'000          L'000            L'000
                                              -----------   -----------   --------------   --------------
Staff costs
Wages and salaries..........................    10,854        10,782           5,341            5,554
Social Security costs.......................     1,079         1,104             537              558
Other pension costs.........................       832           834             426              417
                                                ------        ------          ------           ------
                                                12,765        12,720           6,304            6,529
                                                ======        ======          ======           ======

     The average number of employees during the year was as follows:

                                              YEAR ENDED    YEAR ENDED    6 MONTHS ENDED   6 MONTHS ENDED
                                              JANUARY 31,   JANUARY 31,   JULY 31, 1998    JULY 31, 1997
                                                 1998          1997        (UNAUDITED)      (UNAUDITED)
                                                NUMBER        NUMBER          NUMBER           NUMBER
                                              -----------   -----------   --------------   --------------
Sales/warehouse.............................       240           242             232              238
Management and administration...............        61            60              56               60
Production..................................       139           134             134              130
Development/marketing.......................        40            40              35               40
                                                ------        ------          ------           ------
                                                   480           476             457              468
                                                ======        ======          ======           ======

     No information is presented for directors' emoluments as the European Commercial Wallcoverings Business had no directors during the periods covered by these financial statements.

8.  PENSION COSTS

     Qualifying employees of the European Commercial Wallcoverings Business were members of one of two defined benefit pension schemes operated by Walker Greenbank PLC during the periods covered by these financial statements. The assets of the schemes are held in separate trustee administered funds.

     The pension costs are assessed in accordance with the advice of an independent qualified actuary using the projected unit method. These schemes are subjected to triennial actuarial reviews with the most recent ones having been at 6 April 1996 for the major scheme and 6 April 1995 for the Abaris Holdings Limited Pension Scheme (formerly Warner Fabrics Scheme).

                   EUROPEAN COMMERCIAL WALLCOVERINGS BUSINESS

  INFORMATION FOR THE 6 MONTH PERIODS ENDED JULY 31, 1998 AND JULY 31, 1997 IS
                                   UNAUDITED.

     The principal actuarial assumptions applied for the two schemes were as follows:

Investment returns    9.0% per annum
Salary growth         7.0% per annum
Pension increases     5.0% per annum in excess of Guaranteed Minimum Pension

     Assets have been valued using the discounted income method assuming a dividend growth rate of 4.5% per annum.

     At the latest actuarial valuation, the aggregate market value of the assets of the major scheme was L22,173,000. The actuarial value of the assets of the scheme was sufficient to cover 106% of the liability for benefits which have accrued to members on an ongoing basis.

     At the last actuarial valuation, the aggregate market value of the assets of the Abaris Holdings Limited Pension scheme (formerly Warner Fabrics Scheme) was L2,423,000. The actuarial value of the assets of the scheme was sufficient to cover 205% of the liability for benefits which have accrued to members on an ongoing basis.

9.  TAX ON PROFIT ON ORDINARY ACTIVITIES

                                              YEAR ENDED    YEAR ENDED    6 MONTHS ENDED   6 MONTHS ENDED
                                              JANUARY 31,   JANUARY 31,   JULY 31, 1998    JULY 31, 1997
                                                 1998          1997        (UNAUDITED)      (UNAUDITED)
                                                 L'000         L'000          L'000            L'000
                                              -----------   -----------   --------------   --------------
The taxation (credit)/charge comprises:
UK corporation tax
- current year..............................     1,630         1,376           900               836
Overseas corporation tax....................       104           (44)           59                60
Deferred tax................................       163           402            19               188
                                                 -----         -----           ---             -----
                                                 1,897         1,734           978             1,084
                                                 =====         =====           ===             =====

10.  OPERATING LEASES COMMITMENTS

     Annual commitments due under non-cancellable operating leases are as follows:

                                                                                   6 MONTHS ENDED
                                                         YEAR ENDED                 JULY 31, 1998
                                                      JANUARY 31, 1998               (UNAUDITED)
                                                  -------------------------   -------------------------
                                                  LAND & BUILDINGS   OTHERS   LAND & BUILDINGS   OTHERS
                                                       L'000         L'000         L'000         L'000
                                                  ----------------   ------   ----------------   ------
Within one year.................................         522          275            706          167
Between one and five years......................       1,389          488          1,431          338
Over five years.................................          92           --             --           --
                                                       -----          ---          -----          ---
                                                       2,003          763          2,137          505
                                                       =====          ===          =====          ===

                   EUROPEAN COMMERCIAL WALLCOVERINGS BUSINESS

  INFORMATION FOR THE 6 MONTH PERIODS ENDED JULY 31, 1998 AND JULY 31, 1997 IS
                                   UNAUDITED.

11.  COMBINED RECONCILIATION OF MOVEMENTS IN NET ASSETS

                                              YEAR ENDED    YEAR ENDED    6 MONTHS ENDED   6 MONTHS ENDED
                                              JANUARY 31,   JANUARY 31,   JULY 31, 1998    JULY 31, 1997
                                                 1998          1997        (UNAUDITED)      (UNAUDITED)
                                                 L'000         L'000          L'000            L'000
                                              -----------   -----------   --------------   --------------
Retained profit for the year................     4,217         3,106           2,100            1,808
Currency translation differences............       117           119              55               74
Capital contribution........................     1,602         1,319             959              895
                                                ------        ------          ------           ------
Net addition to net assets..................     5,936         4,544           3,114            2,777
Opening net assets..........................    43,651        39,107          49,587           43,651
                                                ------        ------          ------           ------
Closing net assets..........................    49,587        43,651          52,701           46,428
                                                ======        ======          ======           ======

     Capital contribution relates to tax liabilities settled by Walker Greenbank PLC on behalf of the European Commercial Wallcoverings Business.

12.  DESCRIPTION OF SIGNIFICANT DIFFERENCES BETWEEN UK GAAP AND US GAAP

     The combined financial statements are prepared in accordance with generally accepted accounting principles in the United Kingdom ("UK GAAP"), which differ in certain respects from generally accepted accounting principles in the United States ("US GAAP").

     The principal differences between UK GAAP and US GAAP are presented below together with explanations of certain adjustments that affect consolidated net income and total shareholders' equity as of and for the years ended January 31, 1998 and January 31, 1997 and for the six month periods ended July 31, 1998 and July 31, 1997:

(1) CAPITALISED PRODUCT AND COMPUTER SOFTWARE DEVELOPMENT COSTS

     The European Commercial Wallcoverings Business has a policy of capitalising certain development costs in respect of new product ranges and computer software development costs. These development costs are amortised over a three year period. Under US GAAP, such development costs are expensed as incurred.

(2) REVALUATION OF PROPERTY AND EQUIPMENT

     Under UK GAAP, companies are permitted to perform revaluations of property on a periodic basis and adjust the carrying values to the revalued fair market value. The related depreciation is calculated on the revalued amounts where applicable. Any surplus or deficit on the revaluation of property and equipment is taken directly to a revaluation reserve, which is part of shareholders' funds.

     Under US GAAP, such revaluations are not permitted and depreciation is provided on the original cost of property and equipment.

(3) PENSIONS

     Under UK GAAP, an actuarial valuation method must be used to determine annual pension cost. The valuation is normally performed every three years. The benefit obligation is discounted at a long term risk adjusted rate and the plan assets are valued on an actuarial basis. The expected cost of pensions is charged to the profit and loss account so as to spread the variation from the regular cost over the expected remaining service lives of employees.

                   EUROPEAN COMMERCIAL WALLCOVERINGS BUSINESS

  INFORMATION FOR THE 6 MONTH PERIODS ENDED JULY 31, 1998 AND JULY 31, 1997 IS
                                   UNAUDITED.

     Under US GAAP, annual actuarial valuations must be carried out for defined benefit pension obligations. The present value of the benefit obligation is determined using a current market discount rate such as that of a high quality, fixed rate debt instrument and the plan assets are valued on a market or market related basis. Actuarial gains and losses that arise within a prescribed "corridor" do not have to be amortised. Actuarial gains and losses outside the corridor are amortised over the average expected remaining service of employees.

     The principal actuarial assumptions for the two Walker Greenbank PLC UK pension plans under SFAS Nos. 87 and 132 are as follows:

                                              YEAR ENDED    YEAR ENDED
                                              JANUARY 31,   JANUARY 31,   6 MONTHS ENDED   6 MONTHS ENDED
                                                 1998          1997       JULY 31, 1998    JULY 31, 1997
                                              -----------   -----------   --------------   --------------
                                                                           (UNAUDITED)      (UNAUDITED)
Discount rate...............................     6.75%           8%            6.25%            7.75%
Expected return on plan assets..............        9%           9%               9%               9%
Rate of compensation increase...............        5%           6%            5.25%             5.5%
                                                 ====            ==            ====             ====

                   EUROPEAN COMMERCIAL WALLCOVERINGS BUSINESS

  INFORMATION FOR THE 6 MONTH PERIODS ENDED JULY 31, 1998 AND JULY 31, 1997 IS
                                   UNAUDITED.

     The components of pension expense which arise under SFAS Nos. 87 and 132 are as follows:

                                          JANUARY 31, 1998   JANUARY 31, 1997   JULY 31, 1998   JULY 31, 1997
                                               L'000              L'000             L'000           L'000
                                          ----------------   ----------------   -------------   -------------
CHANGE IN BENEFIT OBLIGATION
Benefit obligation at beginning of
  year..................................        8,013             6,003            11,354           8,013
Service cost............................          747               571               421             366
Interest cost...........................          641               510               384             321
Plan participants' contributions........          372               367               187             187
Actuarial gain..........................        1,581               562             1,813            (299)
                                               ------             -----            ------          ------
BENEFIT OBLIGATION AT END OF YEAR.......       11,354             8,013            14,159           8,588
                                               ======             =====            ======          ======
CHANGE IN PLAN ASSETS
Fair value of plan assets at beginning
  of year...............................        9,427             7,185            12,248           9,427
Actual return on plan assets............        2,094             1,287             1,319             706
Contribution by employer................          355               588                --             178
Contributions by plan participants......          372               367               187             187
                                               ------             -----            ------          ------
FAIR VALUE OF PLAN ASSETS AT END OF
  YEAR..................................       12,248             9,427            13,754          10,498
                                               ======             =====            ======          ======
FUNDED STATUS
Projected benefit obligations...........       11,354             8,013            14,159           8,588
Plan assets at fair value...............       12,248             9,427            13,754          10,498
Funded status...........................          894             1,414              (405)          1,910
Unrecognised transition amount..........         (472)             (551)             (433)           (512)
Unrecognised prior service cost.........           --                --             1,307            (660)
Unrecognised net (gain) or loss.........          256               (79)               --              --
                                               ------             -----            ------          ------
PREPAID BENEFIT COST....................          678               784               469             738
                                               ======             =====            ======          ======
COMPONENTS OF NET PERIODIC BENEFIT COST
Service cost............................          747               571               421             366
Interest cost...........................          641               510               384             321
Expected return on plan assets..........         (848)             (647)             (551)           (424)
Amortisation of transitional asset......          (79)              (79)              (39)            (39)
Recognised net actuarial gain...........           --                --                (6)             --
                                               ------             -----            ------          ------
NET PERIODIC BENEFIT COST...............          461               355               209             224
                                               ======             =====            ======          ======

(4) COMPREHENSIVE INCOME

     Under UK GAAP, the Statement of Total Recognised Gains and Losses presents the components of other comprehensive income net of tax. Under US GAAP, disclosure of the amount of income tax expense or benefit separately allocated to the components of other comprehensive income should be provided. The tax effect related to comprehensive income -- currency translation differences -- for the periods ended January 31, 1998 and 1997, and for the six month periods ended July 31, 1998 and 1997, is L36,000, L43,000, L17,000 and L28,000 respectively.

                   EUROPEAN COMMERCIAL WALLCOVERINGS BUSINESS

  INFORMATION FOR THE 6 MONTH PERIODS ENDED JULY 31, 1998 AND JULY 31, 1997 IS
                                   UNAUDITED.

(5) OTHER DIFFERENCES

     Other minor differences exist between UK GAAP and US GAAP in respect of certain items reflected in the consolidated financial statements. Such differences are immaterial to the reconciliation of net income and shareholders funds and accordingly have been excluded from the reconciliations on the following pages.

(6) EFFECT ON NET INCOME OF DIFFERENCES BETWEEN UK GAAP AND US GAAP

                                          JANUARY 31, 1998   JANUARY 31, 1997   JULY 31, 1998   JULY 31, 1997
                                                 L                  L                 L               L
                                          ----------------   ----------------   -------------   -------------
Reconciliation of net income:
Net income reported under UK GAAP.......       4,217              3,106             2,100           1,808
US GAAP adjustments:
  Capitalised product development
  costs.................................        (101)              (113)               (9)            (50)
  Capitalised computer software
  development costs.....................         (12)               (70)               (7)             (5)
  Depreciation of fixed assets..........          22                 22                11              11
  Pension expense.......................         152                107               154              83
  Deferred tax effect of US GAAP
  adjustments...........................         (19)                18               (46)            (12)
                                               -----              -----             -----           -----
Presentation of net income under US
  GAAP..................................       4,259              3,070             2,203           1,835
                                               =====              =====             =====           =====

(7) EFFECT ON NET ASSETS OF DIFFERENCES BETWEEN UK GAAP AND US GAAP

RECONCILIATION OF NET ASSETS:

                                          JANUARY 31, 1998   JANUARY 31, 1997   JULY 31, 1998   JULY 31, 1997
                                                 L                  L                 L               L
                                          ----------------   ----------------   -------------   -------------
Total net assets under UK GAAP..........       49,587             43,651           52,701          46,428
US GAAP adjustments:
Cumulative write-off of capitalised
  product development costs.............         (214)              (113)            (223)           (163)
Cumulative write-off of capitalised
  computer development costs............          (82)               (70)             (89)            (75)
Accumulated depreciation on revalued
  assets................................          110                 88              121              99
Revaluation of assets...................       (1,942)            (1,942)          (1,942)         (1,942)
Prepaid pension costs...................          810                658              964             741
Deferred tax effect on US GAAP
  adjustments...........................          447                480              400             446
                                               ------             ------           ------          ------
Net assets in accordance with US GAAP...       48,716             42,752           51,932          45,534
                                               ======             ======           ======          ======

                   EUROPEAN COMMERCIAL WALLCOVERINGS BUSINESS

  INFORMATION FOR THE 6 MONTH PERIODS ENDED JULY 31, 1998 AND JULY 31, 1997 IS
                                   UNAUDITED.

CHANGES IN US GAAP NET ASSETS ARE AS FOLLOWS:

Net assets at January 31, 1996..............................  38,192
Net income for the period...................................   3,070
Currency translation adjustment.............................      83
                                                              ------
Capital contribution........................................   1,319
Net assets at January 31, 1997..............................  42,664
Net income for the period...................................   4,259
Currency translation adjustment.............................      81
                                                              ------
Capital contribution........................................   1,602
Net assets at January 31, 1998..............................  48,606
Net income for the period...................................   2,203
Currency translation adjustment.............................      43
                                                              ------
Capital contribution........................................     959
Net assets at July 31, 1998.................................  51,811
                                                              ======

(8) CONSOLIDATED STATEMENT OF CASH FLOWS

     The Company's consolidated cash flow statement is prepared in accordance with UK Financial Reporting Standard No 1 "Cash Flow Statements" and presents substantially the same information as that required under US GAAP. However, there are certain differences in classification of items within the cash flow statement and with regard to the definition of cash and cash equivalents between UK and US GAAP.

     Under UK GAAP cash flows represent increases or decreases in cash, which is comprised of cash in hand and deposits repayable on demand less overdrafts. Cash flows are presented in the following categories (i) operating activities (ii) returns on investments and servicing of finance (iii) taxation (iv) capital expenditure and financial investment (v) acquisitions and disposals (vi) equity dividends paid (vii) management of liquid resource and (viii) financing activities.

     Under US GAAP cash flows represent increases or decreases in cash and cash equivalents, which include short term highly liquid investments with original maturities of less than 90 days and exclude overdrafts. Cash flows are reported in only three categories of operating activities, investing activities and financing activities.

     Cash flows from taxation and returns on investments and servicing of finance are operating activities under US GAAP. The payment of dividends and debt issue costs are included under financing activities. Capitalised interest is included under investing activities for US GAAP purposes.

     Cash flows from capital expenditure and financial investment as well as cash flows from acquisitions and disposals are included as investing activities under US GAAP. Cash flows from the management of liquid resources are included in the overall cash movement since liquid resources are considered cash equivalents under US GAAP.

     Cash, for purposes of the cash flow under UK GAAP, includes bank overdrafts but excludes liquid resources. Under US GAAP bank overdrafts are considered loans and the movements thereon are included in financing activities. Liquid resources are considered cash equivalents and the movements thereon are included in the overall cash movement.

                   EUROPEAN COMMERCIAL WALLCOVERINGS BUSINESS

  INFORMATION FOR THE 6 MONTH PERIODS ENDED JULY 31, 1998 AND JULY 31, 1997 IS
                                   UNAUDITED.

     The following table summarises the statement of cash flows for the European Commercial Wallcoverings Business as if they had been presented in accordance with US GAAP and included the adjustment which reconcile cash and cash equivalents under UK GAAP to cash and cash equivalents under US GAAP.

                                                         JANUARY 31,   JANUARY 31,   JULY 31,   JULY 31,
                                                            1998          1997         1998       1997
                                                         -----------   -----------   --------   --------
Reconciliation of cash flows
Net cash flow from operating activities................     5,224         4,724       (3,928)    (1,790)
Net cash provided by (used in) investing activities....    (2,244)       (4,979)        (777)    (1,060)
Net cash provided by (used in) financing activities....      (799)         (287)         300        799
                                                           ------        ------       ------     ------
Net increase/(decrease) in cash and cash equivalents
  under US GAAP........................................     2,181          (542)      (4,405)    (2,051)
Effect of exchange rates on cash and cash
  equivalents..........................................       115           124           56         74
Cash and cash equivalents under US GAAP at beginning of
  period...............................................     3,254         3,672        5,550      3,254
                                                           ------        ------       ------     ------
Cash and cash equivalents under US GAAP at end of
  period...............................................     5,550         3,254        1,201      1,277
                                                           ======        ======       ======     ======
Additional cash flow information
Interest paid..........................................       (88)         (131)         (19)        50
Income tax paid........................................        --          (793)        (123)       (14)
                                                           ======        ======       ======     ======

                                    ANNEX A

                               DISSENTERS' RIGHTS

                          OHIO GENERAL CORPORATION LAW

 SECTION 1701.85 DISSENTING SHAREHOLDER'S DEMAND FOR FAIR CASH VALUE OF SHARES.

     (A) (1) A shareholder of a domestic corporation is entitled to relief as a dissenting shareholder in respect of the proposals described in sections 1701.74,1701.76, and 1701.84 of the Revised Code, only in compliance with this section.

     (2) If the proposal must be submitted to the shareholders of the corporation involved, the dissenting shareholder shall be a record holder of the shares of the corporation as to which he seeks relief as of the date fixed for the determination of shareholders entitled to notice of a meeting of the shareholders at which the proposal is to be submitted, and such shares shall not have been voted in favor of the proposal. Not later than ten days after the date on which the vote on the proposal was taken at the meeting of the shareholders, the dissenting shareholder shall deliver to the corporation a written demand for payment to him of the fair cash value of the shares as to which he seeks relief, which demand shall state his address, the number and class of such shares, and the amount claimed by him as the fair cash value of the shares.

     (3) The dissenting shareholder entitled to relief under division (C) of section 1701.84 of the Revised Code in the case of a merger pursuant to section 1701.80 of the Revised Code and a dissenting shareholder entitled to relief under division (E) of section 1701.84 of the Revised Code in the case of a merger pursuant to section 1701.801 of the Revised Code shall be a record holder of the shares of the corporation as to which he seeks relief as of the date on which the agreement of merger was adopted by the directors of that corporation. Within twenty days after he has been sent the notice provided in section 1701.80 or 1701.801 of the Revised Code, the dissenting shareholder shall deliver to the corporation a written demand for payment with the same information as that provided for in division (A)(2) of this section.

     (4) In the case of a merger or consolidation, a demand served on the constituent corporation involved constitutes service on the surviving or the new entity, whether the demand is served before, on, or after the effective date of the merger or consolidation.

     (5) If the corporation sends to the dissenting shareholder, at the address specified in his demand, a request for the certificates representing the shares as to which he seeks relief, the dissenting shareholder, within fifteen days from the date of the sending of such request, shall deliver to the corporation the certificates requested so that the corporation may forthwith endorse on them a legend to the effect that demand for the fair cash value of such shares has been made. The corporation promptly shall return such endorsed certificates to the dissenting shareholder. A dissenting shareholder's failure to deliver such certificates terminates his rights as a dissenting shareholder, at the option of the corporation, exercised by written notice sent to the dissenting shareholder within twenty days after the lapse of the fifteen-day period, unless a court for good cause shown otherwise directs. If shares represented by a certificate on which such a legend has been endorsed are transferred, each new certificate issued for them shall bear a similar legend, together with the name of the original dissenting holder of such shares. Upon receiving a demand for payment from a dissenting shareholder who is the record holder of uncertificated securities, the corporation shall make an appropriate notation of the demand for payment in its shareholder records. If uncertificated shares for which payment has been demanded are to be transferred, any new certificate issued for the shares shall bear the legend required for certificated securities as provided in this paragraph. A transferee of the shares so endorsed, or of uncertificated securities where such notation has been made, acquires only such rights in the corporation as the original dissenting holder of such shares had immediately after the service of a demand for payment of the fair cash value of the shares. A request under this paragraph by the corporation is not an admission by the corporation that the shareholder is entitled to relief under this section.

     (B) Unless the corporation and the dissenting shareholder have come to an agreement on the fair cash value per share of the shares as to which the dissenting shareholder seeks relief, the dissenting shareholder or the corporation, which in case of a merger or consolidation may be the surviving or new entity, within three months after the service of the demand by the dissenting shareholder, may file a complaint in the court of common pleas of the county in which the principal office of the corporation that issued the shares is located or was located when the proposal was adopted by the shareholders of the corporation, or, if the proposal was not required to be submitted to the shareholders, was approved by the directors. Other dissenting shareholders, within that three-month period, may join as plaintiffs or may be joined as defendants in any such proceeding, and any two or more such proceedings may be consolidated. The complaint shall contain a brief statement of the facts, including the vote and the facts entitling the dissenting shareholder to the relief demanded. No answer to such a complaint is required. Upon the filing of such a complaint, the court, on motion of the petitioner, shall enter an order fixing a date for a hearing on the complaint and requiring that a copy of the complaint and a notice of filing and of the date for hearing be given to the respondent or defendant in the manner in which summon is required to be served or substituted service is required to be made in other cases. On the day fixed for the hearing on the complaint or any adjournment of it, the court shall determine from the complaint and from such evidence as is submitted by either party whether the dissenting shareholder is entitled to be paid the fair cash value of any shares and, if so, the number and class of such shares. If the court finds that the dissenting shareholder is so entitled, the court may appoint one or more persons as appraisers to receive evidence and to recommend a decision on the amount of the fair cash value. The appraisers have such power and authority as is specified in the order of their appointment. The court thereupon shall make a finding as to the fair cash value of a share and shall render judgment against the corporation for the payment of it, with interest at such rate and from such date as the court considers equitable. The costs of the proceeding, including reasonable compensation to the appraisers to be fixed by the court, shall be assessed or apportioned as the court considers equitable. The proceeding is a special proceeding and final orders in it may be vacated, modified, or reversed on appeal pursuant to the Rules of Appellate Procedure and, to the extent not in conflict with those rules, Chapter 2505 of the Revised Code. If, during the pendency of any proceeding instituted under this section, a suit or proceeding is or has been instituted to enjoin or otherwise to prevent the carrying out of the action as to which the shareholder has dissented, the proceeding instituted under this section shall be stayed until the final determination of the other suit or proceeding. Unless any provision in division (D) of this section is applicable, the fair cash value of the shares that is agreed upon by the parties or fixed under this section shall be paid within thirty days after the date of final determination of such value under this division, the effective date of the amendment to the articles, or the consummation of the other action involved, whichever occurs last. Upon the occurrence of the last such event, payment shall be made immediately to a holder of uncertificated securities entitled to such payment. In the case of holders of shares represented by certificates, payment small be made only upon and simultaneously with the surrender to the corporation of the certificates representing the shares for which the payment is made.

     (C) If the proposal was required to be submitted to the shareholders of the corporation, fair cash value as to those shareholders shall be determined as of the day prior to the day on which the vote by the shareholders was taken and, in the case of a merger pursuant to section 1701.80 or 1701.801 of the Revised Code, fair cash value as to shareholders of a constituent subsidiary corporation shall be determined as of the day before the adoption of the agreement of merger by the directors of the particular subsidiary corporation. The fair cash value of a share for the purposes of this section is the amount that a willing seller who is under no compulsion to sell would be willing to accept and that a willing buyer who is under no compulsion to purchase would be willing to pay, but in no event shall the fair cash value of a share exceed the amount specified in the demand of the particular shareholder. In computing such fair cash value, any appreciation or depreciation in market value resulting from the proposal submitted to the directors or to the shareholders small be excluded.

     (D)(1) The right and obligation of a dissenting shareholder to receive such fair cash value and to sell such shares as to which he seeks relief, and the right and obligation of the corporation to purchase such shares and to pay the fair cash value of them terminates if any of the following applies:

          (a) The dissenting shareholder has not complied with this section, unless the corporation by its directors waives such failure;

          (b) The corporation abandons the action involved or is finally enjoined or prevented from carrying it out, or the shareholders rescind their adoption of the action involved;

          (c) The dissenting shareholder withdraws his demand, with the consent of the corporation by its directors;

          (d) The corporation and the dissenting shareholder have not come to an agreement as to the fair cash value per share, and neither the shareholder nor the corporation has filed or joined in a complaint under division (B) of this section within the period provided in that division.

     (2) For purposes of division (D)(1) of this section, if the merger or consolidation has become effective and the surviving or new entity is not a corporation, action required to be taken by the directors of the corporation shall be taken by the general partners of a surviving or new partnership or the comparable representatives of any other surviving or new entity.

     (E) From the time of the dissenting shareholder's giving of the demand until either the termination of the rights and obligations arising from it or the purchase of the shares by the corporation, all other rights accruing from such shares, including voting and dividend or distribution rights, are suspended. If during the suspension, any dividend or distribution is paid in money upon shares of such class or any dividend, distribution, or interest is paid in money upon any securities issued in extinguishment of or in substitution for such shares, an amount equal to the dividend, distribution, or interest which, except for the suspension, would have been payable upon such shares or securities, shall be paid to the holder of record as a credit upon the fair cash value of the shares. If the right to receive fair cash value is terminated other than by the purchase of the shares by the corporation, all rights of the holder shall be restored and all distributions which, except for the suspension, would have been made shall be made to the holder of record of the shares at the time of termination.

Credit Suisse First Boston Logo     ANNEX B


           FINANCIAL VIABILITY OPINION OF CREDIT SUISSE FIRST BOSTON



July 2, 1999



Board of Directors


GenCorp Inc.


175 Ghent Road


Fairlawn, Ohio 44333



Members of the Board:



     You have asked us to advise you, from a financial point of view, with respect to the financial viability of New GenCorp (as defined below) and the Decorative and Building Products and Performance Chemicals business units ("Omnova Solutions") of GenCorp Inc. ("GenCorp"), which, following distribution (the "Distribution") to the stockholders of GenCorp of all of the outstanding shares of common stock of Omnova Solutions, will become a separate public company. For all purposes of our advice, including for purposes of this opinion, the term "financial viability" means and refers exclusively to the ability of New GenCorp (as defined below) and Omnova Solutions to finance their respective currently anticipated operating and capital requirements as separate, stand alone entities (as projected in the financial forecasts for New GenCorp and Omnova Solutions prepared by the management of GenCorp as of June 25, 1999 and delivered to us prior to the delivery of this opinion) during the period immediately following the Distribution through the end of fiscal year 2000. As used in this opinion, the term "New GenCorp" will be deemed to refer to GenCorp as constituted immediately following the Distribution, the primary assets of which will be (1) 100% of the stock of Aerojet General Corporation ("Aerojet"),
(2) GenCorp's Vehicle Sealing Group ("VSG") and (3) GenCorp's Fine Chemicals business ("Fine Chemicals"), which is currently contained within Aerojet.



     In arriving at our opinion, we have reviewed certain publicly available business and financial information relating to GenCorp, New GenCorp and Omnova Solutions which we believe is relevant to our review. We have also reviewed a draft of the GenCorp proxy statement dated May 28, 1999, which you have informed us is substantially in the form in which it will be sent to GenCorp stockholders in connection with the Distribution (the "Proxy Statement"), as well as certain other information provided to us prior to the date hereof by GenCorp, New GenCorp and Omnova Solutions, including financial forecasts, and have met with the managements of GenCorp, New GenCorp and Omnova Solutions to discuss the business and prospects of New GenCorp and Omnova Solutions, respectively.



     In addition, we have considered certain financial and stock market data of GenCorp and certain financial data of New GenCorp and Omnova Solutions and we have compared such data with similar data for other publicly held companies in businesses similar to GenCorp, New GenCorp and Omnova Solutions and we have considered the financial terms of certain other transactions similar to the Distribution which have recently been effected. We have also considered prevailing market conditions and such other information, financial studies, analyses and investigations and financial, economic and market criteria which we deemed relevant.



     In connection with our review, we have not assumed any responsibility for independent verification of any of the foregoing information (including the information contained in the Proxy Statement) and have relied on its being complete and accurate in all material respects. We have assumed that all necessary governmental and regulatory approvals and consents of third parties will be obtained on terms and conditions that will not have a material adverse effect upon New GenCorp and Omnova Solutions. Similarly, we have assumed that
(i) there has been no material adverse change in the financial condition or prospects of GenCorp, New GenCorp or Omnova Solutions since the date of the most recent financial information provided to us, (ii) the financing and capitalization of New GenCorp and Omnova Solutions following the Distribution will be as set forth in the Proxy Statement, and (iii) the business of New GenCorp and Omnova Solutions will be conducted substantially as contemplated by the forecasts provided to us. With respect to the financial forecasts, we have assumed that they have been reasonably prepared on bases reflecting the best currently available estimates and judgments of the managements of GenCorp, New GenCorp and Omnova Solutions as to the future financial performance of New GenCorp and Omnova Solutions and we have relied on such forecasts. We have further assumed with your consent that such forecasts, including the forecasts with respect to contingent and other liabilities, will in fact be achieved. We assume no responsibility for and express no view as to such financial forecasts and the assumptions on which they are based. For purposes of this opinion, we have relied on, with your consent, and have made no independent evaluation of and assume no responsibility for, estimates and judgements of management of GenCorp and its counsel with respect to the size and scope of the environmental liabilities and litigation of GenCorp, New GenCorp and Omnova Solutions. We have assumed that any increases in the reserves during the period covered by this opinion will be offset by recoveries from other sources, such that such increases will not have a material adverse effect on the forecasts. This opinion also assumes that prior to the Distribution, GenCorp will receive a $188 million dividend from Omnova Solutions and that such dividend will be used to repay existing indebtedness of GenCorp.



     We were not requested to make, and have not made, an independent evaluation or appraisal of the assets or liabilities (contingent or otherwise) of GenCorp or Omnova Solutions, nor have we been furnished with any such appraisals. Further, our opinion is necessarily based on financial, economic, monetary and market conditions as they currently exist and can be evaluated on the date hereof. In rendering our opinion, we have assumed that the Distribution will be completed on the basis set forth in the first paragraph of this letter and that the shares of New GenCorp and Omnova Solutions will be fully and widely distributed among investors and subject only to normal trading activity. We are not expressing any opinion as to what the market value of the securities of New GenCorp or Omnova Solutions actually will be following the consummation of the Distribution or the prices at which such securities will trade subsequent to the Distribution. The actual combined market value of the New GenCorp and Omnova Solutions securities could be higher or lower than the current market value of GenCorp securities depending on, among other things, changes in interest rates, dividend rates, market conditions, general economic conditions and other factors which generally influence the price of securities.



     We are acting as financial advisor to GenCorp in connection with the Distribution and will receive a fee for our services, a portion of which is contingent upon the consummation of the Distribution. Credit Suisse First Boston and its affiliates have acted, and may in the future act, as an underwriter for, and have participated as members of underwriting syndicates with respect to, offerings of GenCorp securities and Credit Suisse First Boston has effected securities transactions for GenCorp and performed financial advisory services in connection with certain acquisitions and dispositions by GenCorp. Credit Suisse First Boston has received fees from GenCorp in the past for these services and may in the future serve as an underwriter of securities for or financial advisor to GenCorp, New GenCorp and Omnova Solutions.



     In the ordinary course of their business, Credit Suisse First Boston and its affiliates may actively trade the debt and equity securities of GenCorp for their own accounts and for the accounts of customers and, accordingly, may at any time hold a long or short position in such securities.



     It is understood that this letter is for the information of the Board of Directors of GenCorp only in connection with its consideration of the Distribution, and neither this letter nor Credit Suisse First Boston's advice may be quoted or referred to, in whole or in part, in any registration statement, prospectus, or proxy statement, or in any other written document used in connection with the offering or sale of securities, nor shall this letter or Credit Suisse First Boston's advice be used for any other purposes, without Credit Suisse First Boston's prior written consent.



     Based upon and subject to the foregoing, and assuming that current financial, economic and market conditions continue to prevail, it is our opinion that, as of the date hereof, the Distribution would not have a material adverse effect on the financial viability of New GenCorp or Omnova Solutions during the period immediately following the Distribution through the end of fiscal year 2000.



                                          Very truly yours,



                                          CREDIT SUISSE FIRST BOSTON CORPORATION

                                    ANNEX C

                                  GENCORP INC.

                   1999 EQUITY AND PERFORMANCE INCENTIVE PLAN

     1. PURPOSE. The purpose of the 1999 Equity and Performance Incentive Plan is to attract and retain directors, officers and other key employees for GenCorp Inc., an Ohio corporation and its Subsidiaries and to provide to such persons incentives and rewards for superior performance.

     2. DEFINITIONS. As used in this Plan,

          "Appreciation Right" means a right granted pursuant to Section 5 of this Plan, and shall include both Tandem Appreciation Rights and Free-Standing Appreciation Rights.

          "Base Price" means the price to be used as the basis for determining the Spread upon the exercise of a Free-Standing Appreciation Right and a Tandem Appreciation Right.

          "Board" means the Board of Directors of the Company and, to the extent of any delegation by the Board to a committee (or subcommittee thereof) pursuant to Section 16 of this Plan, such committee (or subcommittee).

          "Change in Control" shall have the meaning provided in Section 12 of this Plan.

          "Code" means the Internal Revenue Code of 1986, as amended from time to time.

          "Common Shares" means the Common Shares, par value $0.10 per share, of the Company or any security into which such Common Shares may be changed by reason of any transaction or event of the type referred to in Section 11 of this Plan.

          "Company" means GenCorp Inc., an Ohio corporation.

          "Covered Employee" means a Participant who is, or is determined by the Board to be likely to become, a "covered employee" within the meaning of
     Section 162(m) of the Code (or any successor provision).

          "Date of Grant" means the date specified by the Board on which a grant of Option Rights, Appreciation Rights, Performance Shares or Performance Units or a grant or sale of Restricted Shares or Deferred Shares shall become effective which date shall not be earlier than the date on which the Board takes action with respect thereto.

          "Deferral Period" means the period of time during which Deferred Shares are subject to deferral limitations under Section 7 of this Plan.

          "Deferred Shares" means an award made pursuant to Section 7 of this Plan of the right to receive Common Shares at the end of a specified Deferral Period.


          "Director" means a member of the Board of Directors of the Company.


          "Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder, as such law, rules and regulations may be amended from time to time.

          "Free-Standing Appreciation Right" means an Appreciation Right granted pursuant to Section 5 of this Plan that is not granted in tandem with an Option Right.

          "Immediate Family" has the meaning ascribed thereto in Rule 16a-1(e) under the Exchange Act (or any successor rule to the same effect) as in effect from time to time.

          "Incentive Stock Options" means Option Rights that are intended to qualify as "incentive stock options" under Section 422 of the Code or any successor provision.

          "Management Objectives" means the measurable performance objective or objectives established pursuant to this Plan for Participants who have received grants of Performance Shares or Performance Units or, when so determined by the Board, Option Rights, Appreciation Rights, Restricted Shares and dividend credits pursuant to this Plan. Management Objectives may be described in terms of Company-wide objectives or objectives that are related to the performance of the individual Participant or of the Subsidiary, division, department, region or function within the Company or Subsidiary in which the Participant is employed. The Management Objectives may be made relative to the performance of other corporations. The Management Objectives applicable to any award to a Covered Employee shall be based on specified levels of or growth in one or more of the following criteria:

        1.   cash flow;

        2.   earnings per share;

        3.   earnings before interest and taxes;

        4.   earnings per share growth;

        5.   net income;

        6.   return on assets;

        7.   return on assets employed;

        8.   return on equity;

        9.   return on invested capital;

        10. return on total capital;

        11. revenue growth;

        12. stock price;

        13. total return to stockholders;


        14. economic value added; and


        15. operating profit growth; or

any combination of the foregoing.

          If the Committee determines that a change in the business, operations, corporate structure or capital structure of the Company, or the manner in which it conducts its business, or other events or circumstances render the Management Objectives unsuitable, the Committee may in its discretion modify such Management Objectives or the related minimum acceptable level of achievement, in whole or in part, as the Committee deems appropriate and equitable, except in the case of a Covered Employee where such action would result in the loss of the otherwise available exemption of the award under
     Section 162(m) of the Code. In such case, the Committee shall not make any modification of the Management Objectives or minimum acceptable level of achievement.

          "Market Value" means (i) the closing price for Common Shares as reported in the New York Stock Exchange Composite Transactions in the Wall Street Journal or similar publication selected by the Board for the relevant date if Common Shares were traded on such day or, if none were then traded, the last prior day on which Common Shares were so traded, or
     (ii), if clause (i) does not apply, the fair market value of the Common Stock as determined by the Board.

          "Nonemployee Director" means a Director who is not an employee of the Company or any Subsidiary.

          "Optionee" means the optionee named in an agreement evidencing an outstanding Option Right.

          "Option Price" means the purchase price payable on exercise of an Option Right.

          "Option Right" means the right to purchase Common Shares upon exercise of an option granted pursuant to Section 4 or Section 9 of this Plan.

          "Participant" means a person who is selected by the Board to receive benefits under this Plan and who is at the time an officer or other key employee of the Company or any one or more of its Subsidiaries, or who has agreed to commence serving in any of such capacities within 30 days of the Date of Grant, and shall also include each Nonemployee Director who receives an award of Option Rights or Restricted Shares.

          "Performance Period" means, in respect of a Performance Share or Performance Unit, a period of time established pursuant to Section 8 of this Plan within which the Management Objectives relating to such Performance Share or Performance Unit are to be achieved.

          "Performance Share" means a bookkeeping entry that records the equivalent of one Common Share awarded pursuant to Section 8 of this Plan.

          "Performance Unit" means a bookkeeping entry that records a unit equivalent to $1.00 awarded pursuant to Section 8 of this Plan.

          "Plan" means this GenCorp Inc. 1999 Equity and Performance Incentive Plan.

          "Restricted Shares" means Common Shares granted or sold pursuant to
     Section 6 or Section 9 of this Plan as to which neither the substantial risk of forfeiture nor the prohibition on transfers referred to in such
     Section 6 has expired.

          "Rule 16b-3" means Rule 16b-3 under the Exchange Act (or any successor rule to the same effect) as in effect from time to time.

          "Spread" means the excess of the Market Value per Share on the date when an Appreciation Right is exercised, or on the date when Option Rights are surrendered in payment of the Option Price of other Option Rights, over the Option Price or Base Price provided for in the related Option Right or Free-Standing Appreciation Right, respectively.

          "Subsidiary" means a corporation, company or other entity (i) more than 50 percent of whose outstanding shares or securities (representing the right to vote for the election of directors or other managing authority) are, or (ii) which does not have outstanding shares or securities (as may be the case in a partnership, joint venture or unincorporated association), but more than 50 percent of whose ownership interest representing the right generally to make decisions for such other entity is, now or hereafter, owned or controlled, directly or indirectly, by the Company except that for purposes of determining whether any person may be a Participant for purposes of any grant of Incentive Stock Options, "Subsidiary" means any corporation in which, at the time, the Company owns or controls, directly or indirectly, more than 50 percent of the total combined voting power represented by all classes of stock issued by such corporation.

          "Tandem Appreciation Right" means an Appreciation Right granted pursuant to Section 5 of this Plan that is granted in tandem with an Option Right.

          "Voting Power" means at any time, the total votes relating to the then-outstanding securities entitled to vote generally in the election of Directors.

     3. SHARES AVAILABLE UNDER THE PLAN. Subject to adjustment as provided in
Section 3(b) and Section 11 of this Plan, the number of Common Shares that may be issued or transferred (i) upon the exercise of Option Rights or Appreciation Rights, (ii) as Restricted Shares and released from substantial risks of forfeiture thereof, (iii) as Deferred Shares, (iv) in payment of Performance Shares or Performance Units that have been earned, (v) as awards to Nonemployee Directors or (vi) in payment of dividend equivalents paid with respect to awards made under the Plan shall not exceed in the aggregate 2,700,000 (Two Million Seven Hundred Thousand) Common Shares, plus any shares described in Section 3(b). Such shares may be shares of original issuance or treasury shares or a combination of the foregoing.

          (b) The number of shares available in Section 3(a) above shall be adjusted to account for shares relating to awards that expire, are forfeited or are transferred, surrendered or relinquished upon the payment of any Option Price by the transfer to the Company of Common Shares or upon satisfaction of any withholding amount. Upon payment in cash of the benefit provided by any award granted under this Plan, any shares that were covered by that award shall again be available for issue or transfer hereunder.

          (c) Notwithstanding anything in this Section 3, or elsewhere in this Plan, to the contrary and subject to adjustment as provided in Section 11 of this Plan, (i) the aggregate number of Common Shares actually issued or transferred by the Company upon the exercise of Incentive Stock Options shall not exceed 1,000,000 Common Shares; (ii) no Participant shall be granted Option Rights and Appreciation Rights, in the aggregate, for more than 1,000,000 Common Shares during any period of 3 consecutive years; (iii) the number of shares issued as Restricted Shares, Deferred Shares or Performance Shares shall not in the aggregate exceed 900,000 Common Shares; (iv) during any period of three consecutive fiscal years, the maximum number of Common Shares covered by awards of Restricted Shares, Deferred Shares or Performance Shares granted to any one Participant shall not exceed 900,000 Common Shares; and (v) no Nonemployee Director shall be granted Option Rights, Appreciation Rights and Restricted Shares, in the aggregate, for more than 100,000 Common Shares during any fiscal year of the Company.


          (d) Notwithstanding any other provision of this Plan to the contrary, in no event shall any Participant in any one calendar year receive an award of Performance Shares of Performance Units having an aggregate maximum value as of their respective Dates of Grant in excess of $2,000,000.

     4. OPTION RIGHTS. The Board may, from time to time and upon such terms and conditions as it may determine, authorize the granting to Participants of options to purchase Common Shares. Each such grant may utilize any or all of the authorizations, and shall be subject to all of the requirements contained in the following provisions:

          (a) Each grant shall specify the number of Common Shares to which it pertains subject to the limitations set forth in Section 3 of this Plan.

          (b) Each grant shall specify an Option Price per share, which may not be less than the Market Value per Share on the Date of Grant.

          (c) Each grant shall specify whether the Option Price shall be payable
     (i) in cash or by check acceptable to the Company, (ii) by the actual or constructive transfer to the Company of Common Shares owned by the Optionee for at least 6 months (or other consideration authorized pursuant to Section 4(d) ) having a value at the time of exercise equal to the total Option Price, or (iii) by a combination of such methods of payment.

          (d) The Board may determine, at or after the Date of Grant, that payment of the Option Price of any Option Right (other than an Incentive Stock Option) may also be made in whole or in part in the form of Restricted Shares or other Common Shares that are forfeitable or subject to restrictions on transfer, Deferred Shares, Performance Shares (based, in each case, on the Market Value per Share on the date of exercise), other Option Rights (based on the Spread on the date of exercise) or Performance Units. Unless otherwise determined by the Board at or after the Date of Grant, whenever any Option Price is paid in whole or in part by means of any of the forms of consideration specified in this Section 4(d) , the Common Shares received upon the exercise of the Option Rights shall be subject to such risks of forfeiture or restrictions on transfer as may correspond to any that apply to the consideration surrendered, but only to the extent, determined with respect to the consideration surrendered, of
     (i) the number of shares or Performance Shares, (ii) the Spread of any unexercisable portion of Option Rights, or (iii) the stated value of Performance Units.

          (e) Any grant may provide for deferred payment of the Option Price from the proceeds of sale through a bank or broker on a date satisfactory to the Company of some or all of the shares to which such exercise relates.

          (f) Any grant may provide for payment of the Option Price, at the election of the Optionee, in installments, with or without interest, upon terms determined by the Board.

          (g) Successive grants may be made to the same Participant whether or not any Option Rights previously granted to such Participant remain unexercised.

          (h) Each grant shall specify the period or periods of continuous service by the Optionee with the Company or any Subsidiary that is necessary before the Option Rights or installments thereof will become exercisable and may provide for the earlier exercise of such Option Rights in the event of a Change in Control.

          (i) Any grant of Option Rights may specify Management Objectives that must be achieved as a condition to the exercise of such rights.

          (j) Option Rights granted under this Plan may be (i) options, including, without limitation, Incentive Stock Options, that are intended to qualify under particular provisions of the Code, (ii) options that are not intended so to qualify, or (iii) combinations of the foregoing.

          (k) The Board may, at or after the Date of Grant of any Option Rights (other than Incentive Stock Options), provide for the payment of dividend equivalents to the Optionee on either a current or deferred or contingent basis or may provide that such equivalents shall be credited against the Option Price.

          (l) The exercise of an Option Right shall result in the cancellation on a share- for-share basis of any Tandem Appreciation Right authorized under Section 5 of this Plan.

          (m) No Option Right shall be exercisable more than 10 years from the Date of Grant.

          (n) Each grant of Option Rights shall be evidenced by an agreement executed on behalf of the Company by an officer and delivered to the Optionee and containing such terms and provisions, consistent with this Plan, as the Board may approve.

     5. APPRECIATION RIGHTS. The Board may authorize the granting (i) to any Optionee, of Tandem Appreciation Rights in respect of Option Rights granted hereunder, and (ii) to any Participant, of Free-Standing Appreciation Rights. A Tandem Appreciation Right shall be a right of the Optionee, exercisable by surrender of the related Option Right, to receive from the Company an amount determined by the Board, which shall be expressed as a percentage of the Spread (not exceeding 100 percent) at the time of exercise. Tandem Appreciation Rights may be granted at any time prior to the exercise or termination of the related Option Rights; provided, however, that a Tandem Appreciation Right awarded in relation to an Incentive Stock Option must be granted concurrently with such Incentive Stock Option. A Free-Standing Appreciation Right shall be a right of the Participant to receive from the Company an amount determined by the Board, which shall be expressed as a percentage of the Spread (not exceeding 100 percent) at the time of exercise.

          (b) Each grant of Appreciation Rights may utilize any or all of the authorizations, and shall be subject to all of the requirements, contained in the following provisions:

             (i) Any grant may specify that the amount payable on exercise of an Appreciation Right may be paid by the Company in cash, in Common Shares or in any combination thereof and may either grant to the Participant or retain in the Board the right to elect among those alternatives.

             (ii) Any grant may specify that the amount payable on exercise of an Appreciation Right may not exceed a maximum specified by the Board at the Date of Grant.

             (iii) Any grant may specify waiting periods before exercise and permissible exercise dates or periods.

             (iv) Any grant may specify that such Appreciation Right may be exercised only in the event of, or earlier in the event of, a Change in Control.

             (v) Any grant may provide for the payment to the Participant of dividend equivalents thereon in cash or Common Shares on a current, deferred or contingent basis.

             (vi) Any grant of Appreciation Rights may specify Management Objectives that must be achieved as a condition of the exercise of such Rights.

             (vii) Each grant of Appreciation Rights shall be evidenced by an agreement executed on behalf of the Company by an officer and delivered to and accepted by the Participant, which agreement shall describe such Appreciation Rights, identify the related Option Rights (if applicable), state that such Appreciation Rights are subject to all the terms and conditions of this Plan, and contain such other terms and provisions, consistent with this Plan, as the Board may approve.

          (c) Any grant of Tandem Appreciation Rights shall provide that such Rights may be exercised only at a time when the related Option Right is also exercisable and at a time when the Spread is positive, and by surrender of the related Option Right for cancellation.

          (d) Regarding Free-standing Appreciation Rights only:

             (i) Each grant shall specify in respect of each Free-standing Appreciation Right a Base Price, which shall be equal to or greater or less than the Market Value per Share on the Date of Grant;

             (ii) Successive grants may be made to the same Participant regardless of whether any Free-standing Appreciation Rights previously granted to the Participant remain unexercised; and

             (iii) No Free-standing Appreciation Right granted under this Plan may be exercised more than 10 years from the Date of Grant.

     6. RESTRICTED SHARES. The Board may also authorize the grant or sale of Restricted Shares to Participants. Each grant or sale of Restricted Stock may utilize any or all of the authorizations, and shall be subject to all of the requirements, contained in the following provisions:

          (a) Each such grant or sale shall constitute an immediate transfer of the ownership of Common Shares to the Participant in consideration of the performance of services, entitling such Participant to voting, dividend and other ownership rights, but subject to the substantial risk of forfeiture and restrictions on transfer hereinafter referred to.

          (b) Each such grant or sale may be made without additional consideration or in consideration of a payment by such Participant that is less than Market Value per Share at the Date of Grant.

          (c) Each such grant or sale shall provide that the Restricted Shares covered by such grant or sale shall be subject to a "substantial risk of forfeiture" within the meaning of Section 83 of the Code for a period of not less than 3 years to be determined by the Board at the Date of Grant and may provide for the earlier lapse of such substantial risk of forfeiture in the event of a Change in Control. If the Board conditions the nonforfeitability of shares of Restricted Stock upon service alone, such vesting may not occur before three years from the Date of Grant of such shares of Restricted Stock, and if the Board conditions the nonforfeitability of shares of Restricted Stock on Management Objectives, such nonforfeitability may not occur before one year from the Date of Grant of such shares of Restricted Stock.

          (d) Each such grant or sale shall provide that during the period for which such substantial risk of forfeiture is to continue, the transferability of the Restricted Shares shall be prohibited or restricted in the manner and to the extent prescribed by the Board at the Date of Grant (which restrictions may include, without limitation, rights of repurchase or first refusal in the Company or provisions subjecting the Restricted Shares to a continuing substantial risk of forfeiture in the hands of any transferee).

          (e) Any grant of Restricted Shares may specify Management Objectives that, if achieved, will result in termination or early termination of the restrictions applicable to such shares. Each grant may specify in respect of such Management Objectives a minimum acceptable level of achievement and may set forth a formula for determining the number of Restricted Shares on which restrictions will terminate if performance is at or above the minimum level, but falls short of full achievement of the specified Management Objectives.

          (f) Any such grant or sale of Restricted Shares may require that any or all dividends or other distributions paid thereon during the period of such restrictions be automatically deferred and reinvested in additional Restricted Shares, which may be Subject to the same restrictions as the underlying award.

          (g) Each grant or sale of Restricted Shares shall be evidenced by an agreement executed on behalf of the Company by any officer and delivered to and accepted by the Participant and shall contain such terms and provisions, consistent with this Plan, as the Board may approve. Unless otherwise directed by the Board, all certificates representing Restricted Shares shall be held in custody by the Company until all restrictions thereon shall have lapsed, together with a stock power or powers executed by the Participant in whose name such certificates are registered, endorsed in blank and covering such Shares.

     7. DEFERRED SHARES. The Board may also authorize the granting or sale of Deferred Shares to Participants. Each grant or sale of Deferred Shares may utilize any or all of the authorizations, and shall be subject to all of the requirements contained in the following provisions:

          (a) Each such grant or sale shall constitute the agreement by the Company to deliver Common Shares to the Participant in the future in consideration of the performance of services, but subject to the fulfillment of such conditions during the Deferral Period as the Board may specify.

          (b) Each such grant or sale may be made without additional consideration or in consideration of a payment by such Participant that is less than the Market Value per Share at the Date of Grant.

          (c) Each such grant or sale shall be subject to a Deferral Period of not less than one year, as determined by the Board at the Date of Grant, and may provide for the earlier lapse or other modification of such Deferral Period in the event of a Change in Control. If the Board conditions the nonforfeitability of shares of Deferred Stock upon service alone, such vesting may not occur before three years from the Date of Grant of such shares of Deferred Stock, and if the Board conditions the nonforfeitability of shares of Deferred Stock on Management Objectives, such nonforfeitability may not occur before one year from the Date of Grant of such shares of Deferred Stock.

          (d) During the Deferral Period, the Participant shall have no right to transfer any rights under his or her award and shall have no rights of ownership in the Deferred Shares and shall have no right to vote them, but the Board may, at or after the Date of Grant, authorize the payment of dividend equivalents on such Shares on either a current or deferred or contingent basis, either in cash or in additional Common Shares.

          (e) Each grant or sale of Deferred Shares shall be evidenced by an agreement executed on behalf of the Company by any officer and delivered to and accepted by the Participant and shall contain such terms and provisions, consistent with this Plan, as the Board may approve.

     8. PERFORMANCE SHARES AND PERFORMANCE UNITS. The Board may also authorize the granting of Performance Shares and Performance Units that will become payable to a Participant upon achievement of specified Management Objectives. Each such grant may utilize any or all of the authorizations, and shall be subject to all of the requirements, contained in the following provisions:

          (a) Each grant shall specify the number of Performance Shares or Performance Units to which it pertains, which number may be subject to adjustment to reflect changes in compensation or other factors; provided, however, that no such adjustment shall be made in the case of a Covered Employee where such action would result in the loss of the otherwise available exemption of the award under Section 162(m) of the Code.

          (b) The Performance Period with respect to each Performance Share or Performance Unit shall be such period of time not less than 1 year, commencing with the Date of Grant as shall be determined by the Board at the time of grant which may be subject to earlier lapse or other modification in the event of a Change in Control as set forth in the agreement specified in Section 8(g).

          (c) Any grant of Performance Shares or Performance Units shall specify Management Objectives which, if achieved, will result in payment or early payment of the award, and each grant may specify in respect of such specified Management Objectives a minimum acceptable level of achievement and shall set forth a formula for determining the number of Performance Shares or Performance Units that will be earned if performance is at or above the minimum level, but falls short of full achievement of the specified Management Objectives. The grant of Performance Shares or Performance Units shall specify that, before the Performance Shares or Performance Units shall be earned and paid, the Board must certify that the Management Objectives have been satisfied.

          (d) Each grant shall specify the time and manner of payment of Performance Shares or Performance Units that have been earned. Any grant may specify that the amount payable with respect thereto may be paid by the Company in cash, in Common Shares or in any combination thereof and may either grant to the Participant or retain in the Board the right to elect among those alternatives.

          (e) Any grant of Performance Shares may specify that the amount payable with respect thereto may not exceed a maximum specified by the Board at the Date of Grant. Any grant of Performance Units may specify that the amount payable or the number of Common Shares issued with respect thereto may not exceed maximums specified by the Board at the Date of Grant.

          (f) The Board may, at or after the Date of Grant of Performance Shares, provide for the payment of dividend equivalents to the holder thereof on either a current or deferred or contingent basis, either in cash or in additional Common Shares.

          (g) Each grant of Performance Shares or Performance Units shall be evidenced by an agreement executed on behalf of the Company by any officer and delivered to and accepted by the Participant, which agreement shall state that such Performance Shares or Performance Units are subject to all the terms and conditions of this Plan, and contain such other terms and provisions, consistent with this Plan, as the Board may approve.

     9. AWARDS TO NONEMPLOYEE DIRECTORS. The Board may, from time to time and upon such terms and conditions as it may determine, authorize the granting to Nonemployee Directors of Option Rights and may also authorize the grant or sale of Restricted Shares to Nonemployee Directors.

          (a) Each grant of Option Rights awarded pursuant to this Section 9 shall be upon terms and conditions consistent with Section 4 of this Plan and shall be evidenced by an agreement in such form as shall be approved by the Board. Each grant shall specify an Option Price per share, which shall not be less than the Market Value per Share on the Date of Grant. Each such Option Right granted under the Plan shall expire not more than 10 years from the Date of Grant and shall be subject to earlier termination as hereinafter provided. Unless otherwise determined by the Board, such Option Rights shall be subject to the following additional terms and conditions:

             (i) Each grant shall specify the number of Common Shares to which it pertains subject to the limitations set forth in Section 3 of this Plan.

             (ii) Each such Option Right shall become exercisable six (6) months after the Date of Grant. Such Option Rights shall become exercisable in full immediately in the event of a Change in Control or other similar transaction or event.


             (iii) In the event of the termination of service on the Board by the holder of any such Option Rights, other than by reason of disability, death or retirement, the then outstanding Option Rights of such holder may be exercised to the extent that they would be exercisable on the date of such termination until the date that is one year after the date of such termination, but in no event after the expiration date of the term of such Option Rights.



             (iv) In the event of the death, disability or retirement of the holder of any such Option Rights, each of the then outstanding Option Rights of such holder may be exercised at any time within one (1) year after such death, disability or retirement, but in no event after the expiration date of the term of such Option Rights.


             (v) If a Nonemployee Director subsequently becomes an employee of the Company or a Subsidiary while remaining a member of the Board, any Option Rights held under the Plan by such individual at the time of such commencement of employment shall not be affected thereby.

             (vi) Option Rights may be exercised by a Nonemployee Director only upon payment to the Company in full of the Option Price of the Common Shares to be delivered. Such payment shall be made in cash or in Common Shares then owned by the optionee for at least six months, or in a combination of cash and such Common Shares.

          (b) Each grant or sale of Restricted Shares pursuant to this Section 9 shall be upon terms and conditions consistent with Section 6 of this Plan.

     10. TRANSFERABILITY. Except as otherwise determined by the Board, no Option Right, Appreciation Right or other derivative security granted under the Plan shall be transferable by a Participant other than by will or the laws of descent and distribution. Except as otherwise determined by the Board, Option Rights and Appreciation Rights shall be exercisable during the Optionee's lifetime only by him or her or by his or her guardian or legal representative.

          (b) The Board may specify at the Date of Grant that part or all of the Common Shares that are (i) to be issued or transferred by the Company upon the exercise of Option Rights or Appreciation Rights, upon the termination of the Deferral Period applicable to Deferred Shares or upon payment under any grant of Performance Shares or Performance Units or (ii) no longer subject to the substantial risk of forfeiture and restrictions on transfer referred to in Section 6 of this Plan, shall be subject to further restrictions on transfer.

          (c) Notwithstanding the provisions of Section 10(a), Option Rights (other than Incentive Stock Options) shall be transferable by a Participant, without payment of consideration therefor by the transferee, to any one or more members of the Participant's Immediate Family (or to one or more trusts established solely for the benefit of one or more members of the Participant's Immediate Family or to one or more partnerships in which the only partners are members of the Participant's Immediate Family); provided, however, that (i) no such transfer shall be effective unless reasonable prior notice thereof is delivered to the Company and such transfer is thereafter effected in accordance with any terms and conditions that shall have been made applicable thereto by the Company or the Board and (ii) any such transferee shall be subject to the same terms and conditions hereunder as the Participant.

     11. ADJUSTMENTS. The Board may make or provide for such adjustments in the numbers of Common Shares covered by outstanding Option Rights, Appreciation Rights, Deferred Shares, and Performance Shares granted hereunder, in the Option Price and Base Price provided in outstanding Appreciation Rights, and in the kind of shares covered thereby, as the Board, in its sole discretion, exercised in good faith, may determine is equitably required to prevent dilution or enlargement of the rights of Participants or Optionees that otherwise would result from (a) any stock dividend, stock split, combination of shares, recapitalization or other change in the capital structure of the Company, or (b) any merger, consolidation, spin-off, split-off, spin-out, split-up, reorganization, partial or complete liquidation or other distribution of assets, issuance of rights or warrants to purchase securities, or (c) any other corporate transaction or event having an effect similar to any of the foregoing. Moreover, in the event of any such transaction or event, the Board, in its discretion, may provide in substitution for any or all outstanding awards under this Plan such alternative consideration as it, in good faith, may determine to be equitable in the circumstances and may require in connection therewith the surrender of all awards so replaced. The Board may also make or provide for such adjustments in the numbers of shares specified in Section 3 of this Plan as the Board in its sole discretion, exercised in good faith, may determine is appropriate to reflect any transaction or event described in this Section 11; provided, however, that any such adjustment to the number specified in Section 3(c)(i) shall be made only if and to the extent that such adjustment would not cause any Option intended to qualify as an Incentive Stock Option to fail so to qualify.

     12. CHANGE IN CONTROL. For purposes of this Plan, except as may be otherwise prescribed by the Board in an agreement evidencing a grant or award made under the Plan, a "Change in Control" shall mean the occurrence during the term of any of the following events, subject to the provisions of Section 12(f) hereof:

          (a) All or substantially all of the assets of the Company are sold or transferred to another corporation or entity, or the Company is merged, consolidated or reorganized into or with another corporation or entity, with the result that upon conclusion of the transaction less than 51% of the outstanding securities entitled to vote generally in the election of directors or other capital interests of the acquiring corporation or entity are owned directly or indirectly, by the shareholders of the Company generally prior to the transaction; or

          (b) There is a report filed on Schedule 13D or Schedule 14D-1 (or any successor schedule, form or report), each as promulgated pursuant to the Exchange Act, disclosing that any person (as the term "person" is used in Section 13(d)(3) or Section 14(d)(2) of the Exchange Act (a "Person")) has become the beneficial owner (as the term "beneficial owner" is defined under Rule 13d-3 or any successor rule or regulation promulgated under the Exchange Act (a "Beneficial Owner")) of securities representing 20% or more of the combined voting power of the then-outstanding voting securities of the Company; or

          (c) The individuals who, at the beginning of any period of two consecutive calendar years, constituted the Directors of the Company cease for any reason to constitute at least a majority thereof unless the nomination for election by the Company's stockholders of each new Director of the Company was approved by a vote of at least two-thirds of the Directors of the Company still in office who were Directors of the Company at the beginning of any such period; or


          (d) There shall be an announcement of the intent of any Person (other than the Company, any wholly-owned Subsidiary of the Company, or any employee stock ownership or other employee benefit plan of the Company or any wholly-owned Subsidiary of the Company) to commence a tender offer or exchange offer to acquire (when added to any shares as to which such Person is the Beneficial Owner immediately prior to such tender or exchange offer) beneficial ownership of 30% or more of the combined voting power of the then-outstanding voting securities of the Company; or


          (e) The Board determines that (a) any particular actual or proposed merger, consolidation, reorganization, sale or transfer of assets, accumulation of shares or tender offer for shares of the Company or other transaction or event or series of transactions or events will, or is likely to, if carried out, result in a Change in Control falling within Subsections (a) , (b) , (c) or (d) and (b) it is in the best interests of the Company and its shareholders, and will serve the intended purposes of this Section 12, if the provisions of awards which provide for earlier exercise or earlier lapse of restrictions or conditions upon a Change in Control shall thereupon become immediately operative.

          (f) Notwithstanding the foregoing provisions of this Section (12):

             (i) If any such merger, consolidation, reorganization, sale or transfer of assets, or tender offer or other transaction or event or series of transactions or events mentioned in Section (12)(e) shall be abandoned, or any such accumulations of shares shall be dispersed or otherwise resolved, the Board may, by notice to the Employee, nullify the effect thereof and reinstate the award as previously in effect, but without prejudice to any action that may have been taken prior to such nullification.

             (ii) Unless otherwise determined in a specific case by the Board, a "Change in Control" shall not be deemed to have occurred for purposes of Section (12)(b) or 12(d) solely because (X) the Company, (Y) a Subsidiary, or (Z) any Company-sponsored employee stock ownership plan or any other employee benefit plan of the Company or any Subsidiary either files or becomes obligated to file a report or a proxy statement under or in response to Schedule 13D, Schedule 14D-1, Form 8-K or
        Schedule 14A (or any successor schedule, form or report or item therein) under the Exchange Act disclosing beneficial ownership by it of shares of the then-outstanding voting securities of the Company, whether in excess of 20% or otherwise, or because the Company reports that a change in control of the Company has occurred or will occur in the future by reason of such beneficial ownership.

     13. FRACTIONAL SHARES. The Company shall not be required to issue any fractional Common Shares pursuant to this Plan. The Board may provide for the elimination of fractions or for the settlement of fractions in cash.


     14. WITHHOLDING TAXES. To the extent that the Company is required to withhold federal, state, local or foreign taxes in connection with any payment made or benefit realized by a Participant or other person under this Plan, and the amounts available to the Company for such withholding are insufficient, it shall be a condition to the receipt of such payment or the realization of such benefit that the Participant or such other person make arrangements satisfactory to the Company for payment of the balance of such taxes required to be withheld, which arrangements (in the discretion of the Board) may include relinquishment of a portion of such benefit. Common Shares or benefits shall not be withheld in excess of the minimum number required for such tax withholding. The Company and a Participant or such other person may also make arrangements with respect to the payment in cash of any taxes with respect to which withholding is not required.


     15. FOREIGN EMPLOYEES. In order to facilitate the making of any grant or combination of grants under this Plan, the Board may provide for such special terms for awards to Participants who are foreign nationals or who are employed by the Company or any Subsidiary outside of the United States of America as the Board may consider necessary or appropriate to accommodate differences in local law, tax policy or custom. Moreover, the

Board may approve such supplements to or amendments, restatements or alternative versions of this Plan as it may consider necessary or appropriate for such purposes, without thereby affecting the terms of this Plan as in effect for any other purpose, and the Secretary or other appropriate officer of the Company may certify any such document as having been approved and adopted in the same manner as this Plan. No such special terms, supplements, amendments or restatements, however, shall include any provisions that are inconsistent with the terms of this Plan as then in effect unless this Plan could have been amended to eliminate such inconsistency without further approval by the shareholders of the Company.

     16. ADMINISTRATION OF THE PLAN. This Plan shall be administered by the Board, which may from time to time delegate all or any part of its authority under this Plan to a committee of the Board (or subcommittee thereof) consisting entirely of three Nonemployee Directors appointed by the Board. A majority of the committee (or subcommittee) shall constitute a quorum, and the action of the members of the committee (or subcommittee) present at any meeting at which a quorum is present, or acts unanimously approved in writing, shall be the acts of the committee (or subcommittee). To the extent of any such delegation, references in this Plan to the Board shall be deemed to be references to any such committee or subcommittee.

          (b) The interpretation and construction by the Board of any provision of this Plan or of any agreement, notification or document evidencing the grant of Option Rights, Appreciation Rights, Restricted Shares, Deferred Shares, Performance Shares or Performance Units and any determination by the Board pursuant to any provision of this Plan or of any such agreement, notification or document shall be final and conclusive. No member of the Board shall be liable for any such action or determination made in good faith.

     17. AMENDMENTS, ETC. The Board may at any time and from time to time amend the Plan in whole or in part; provided, however, that any amendment which must be approved by the shareholders of the Company in order to comply with applicable law or the rules of the New York Stock Exchange] or, if the Common Shares are not traded on the New York Stock Exchange, the principal national securities exchange upon which the Common Shares are traded or quoted, shall not be effective unless and until such approval has been obtained. Presentation of this Plan or any amendment hereof for shareholder approval shall not be construed to limit the Company's authority to offer similar or dissimilar benefits under other plans without shareholder approval.

          (b) The Board shall not, without the further approval of the shareholders of the Company, authorize the amendment of any outstanding Option Right to reduce the Option Price. Furthermore, no Option Right shall be cancelled and replaced with awards having a lower Option Price without further approval of the shareholders of the Company. This Section 17(b) is intended to prohibit the repricing of "underwater" Option Rights and shall not be construed to prohibit the adjustments provided for in Section 11 of this Plan.

          (c) The Board also may permit Participants to elect to defer the issuance of Common Shares or the settlement of awards in cash under the Plan pursuant to such rules, procedures or programs as it may establish for purposes of this Plan. The Board also may provide that deferred issuances and settlements include the payment or crediting of dividend equivalents or interest on the deferral amounts.

          (d) The Board may condition the grant of any award or combination of awards authorized under this Plan on the surrender or deferral by the Participant of his or her right to receive a cash bonus or other compensation otherwise payable by the Company or a Subsidiary to the Participant.


          (e) In case of termination of employment by reason of death, disability or normal or early retirement, or in the case of hardship or other special circumstances, of a Participant who holds an Option Right or Appreciation Right not immediately exercisable in full, or any Restricted Shares as to which the substantial risk of forfeiture or the prohibition or restriction on transfer has not lapsed, or any Deferred Shares as to which the Deferral Period has not been completed, or any Performance Shares or Performance Units which have not been fully earned, or who holds Common Shares subject to any transfer restriction imposed pursuant to Section 10(b) of this Plan, the Board may, in its sole discretion, accelerate the time at which such Option Right or Appreciation Right may be exercised or the time at which such substantial risk of forfeiture or prohibition or restriction on transfer will lapse or the time when such Deferral Period will end or the time at which such Performance Shares or Performance Units will be deemed to have been fully earned or the time when such transfer restriction will terminate or may waive any other limitation or requirement under any such award.

          (f) This Plan shall not confer upon any Participant any right with respect to continuance of employment or other service with the Company or any Subsidiary, nor shall it interfere in any way with any right the Company or any Subsidiary would otherwise have to terminate such Participant's employment or other service at any time.

          (g) To the extent that any provision of this Plan would prevent any Option Right that was intended to qualify as an Incentive Stock Option from qualifying as such, that provision shall be null and void with respect to such Option Right. Such provision, however, shall remain in effect for other Option Rights and there shall be no further effect on any provision of this Plan.

     18. TERMINATION. No grant shall be made under this Plan more than 10 years after the date on which this Plan is first approved by the shareholders of the Company, but all grants made on or prior to such date shall continue in effect thereafter subject to the terms thereof and of this Plan.

     19. EXCLUSION FROM CERTAIN RESTRICTIONS. Notwithstanding anything in this Plan to the contrary, not more than eighty-one thousand (81,000) Common Shares in the aggregate available under this Plan may be subject to awards as follows:

          (a) in the case of grants of Restricted Stock, which do not meet the requirements of the last sentence of Section 6(c) ;

          (b) in the case of grants of Restricted Stock as to which the Board may accelerate or waive any restrictions imposed under Section 6(d)

          (c) in the case of grants of Deferred Stock, which do not meet the requirements of the last sentence of Section 7(c) ; or


          (d) in the case of Performance Shares and Performance Units, which do not meet the requirements of Section 8(b).

                                    ANNEX D

                             OMNOVA SOLUTIONS INC.

                   1999 EQUITY AND PERFORMANCE INCENTIVE PLAN


     1. PURPOSE. The purpose of the 1999 Equity and Performance Incentive Plan is to attract and retain directors, officers and other key employees for Omnova Solutions Inc., an Ohio corporation and its Subsidiaries and to provide to such persons incentives and rewards for superior performance.


     2. DEFINITIONS. As used in this Plan,

          "Appreciation Right" means a right granted pursuant to Section 5 of this Plan, and shall include both Tandem Appreciation Rights and Free-Standing Appreciation Rights.

          "Base Price" means the price to be used as the basis for determining the Spread upon the exercise of a Free-Standing Appreciation Right and a Tandem Appreciation Right.

          "Board" means the Board of Directors of the Company and, to the extent of any delegation by the Board to a committee (or subcommittee thereof) pursuant to Section 16 of this Plan, such committee (or subcommittee).

          "Change in Control" shall have the meaning provided in Section 12 of this Plan.

          "Code" means the Internal Revenue Code of 1986, as amended from time to time.

          "Common Shares" means the Common Shares, par value $0.10 per share, of the Company or any security into which such Common Shares may be changed by reason of any transaction or event of the type referred to in Section 11 of this Plan.


          "Company" means Omnova Solutions Inc., an Ohio corporation.


          "Covered Employee" means a Participant who is, or is determined by the Board to be likely to become, a "covered employee" within the meaning of
     Section 162(m) of the Code (or any successor provision).

          "Date of Grant" means the date specified by the Board on which a grant of Option Rights, Appreciation Rights, Performance Shares or Performance Units or a grant or sale of Restricted Shares or Deferred Shares shall become effective which date shall not be earlier than the date on which the Board takes action with respect thereto.

          "Deferral Period" means the period of time during which Deferred Shares are subject to deferral limitations under Section 7 of this Plan.

          "Deferred Shares" means an award made pursuant to Section 7 of this Plan of the right to receive Common Shares at the end of a specified Deferral Period.

          "Director" means a member of the Board of Directors of the Company.


          "Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder, as such law, rules and regulations may be amended from time to time.


          "Free-Standing Appreciation Right" means an Appreciation Right granted pursuant to Section 5 of this Plan that is not granted in tandem with an Option Right.

          "Immediate Family" has the meaning ascribed thereto in Rule 16a-1(e) under the Exchange Act (or any successor rule to the same effect) as in effect from time to time.

          "Incentive Stock Options" means Option Rights that are intended to qualify as "incentive stock options" under Section 422 of the Code or any successor provision.

          "Management Objectives" means the measurable performance objective or objectives established pursuant to this Plan for Participants who have received grants of Performance Shares or Performance Units or, when so determined by the Board, Option Rights, Appreciation Rights, Restricted Shares and dividend credits pursuant to this Plan. Management Objectives may be described in terms of Company-wide objectives or objectives that are related to the performance of the individual Participant or of the Subsidiary, division, department, region or function within the Company or Subsidiary in which the Participant is employed. The Management Objectives may be made relative to the performance of other corporations. The Management Objectives applicable to any award to a Covered Employee shall be based on specified levels of or growth in one or more of the following criteria:

          1.   cash flow;

        2.   earnings per share;

        3.   earnings before interest and taxes;

        4.   earnings per share growth;

        5.   net income;

        6.   return on assets;

        7.   return on assets employed;

        8.   return on equity;

        9.   return on invested capital;

        10. return on total capital;

        11. revenue growth;

        12. stock price;

        13. total return to stockholders;


        14. economic value added; and


        15. operating profit growth; or

any combination of the foregoing.

          If the Committee determines that a change in the business, operations, corporate structure or capital structure of the Company, or the manner in which it conducts its business, or other events or circumstances render the Management Objectives unsuitable, the Committee may in its discretion modify such Management Objectives or the related minimum acceptable level of achievement, in whole or in part, as the Committee deems appropriate and equitable, except in the case of a Covered Employee where such action would result in the loss of the otherwise available exemption of the award under
     Section 162(m) of the Code. In such case, the Committee shall not make any modification of the Management Objectives or minimum acceptable level of achievement.

          "Market Value per Share" means (i) the closing price of Common Shares as reported in the New York Stock Exchange Composite Transactions in the Wall Street Journal or similar publication selected by the Board for the relevant date if Common Shares were traded on such day or, if none were then traded, the last prior day on which Common Shares were so traded, or
     (ii) if clause (i) does not apply, the fair market value of the Common Shares as determined by the Board.

          "Nonemployee Director" means a Director who is not an employee of the Company or any Subsidiary.

          "Optionee" means the optionee named in an agreement evidencing an outstanding Option Right.

          "Option Price" means the purchase price payable on exercise of an Option Right.

          "Option Right" means the right to purchase Common Shares upon exercise of an option granted pursuant to Section 4 or Section 9 of this Plan.

          "Participant" means a person who is selected by the Board to receive benefits under this Plan and who is at the time an officer or other key employee of the Company or any one or more of its Subsidiaries, or who has agreed to commence serving in any of such capacities within 30 days of the Date of Grant, and shall also include each Nonemployee Director who receives an award of Option Rights or Restricted Shares.

          "Performance Period" means, in respect of a Performance Share or Performance Unit, a period of time established pursuant to Section 8 of this Plan within which the Management Objectives relating to such Performance Share or Performance Unit are to be achieved.

          "Performance Share" means a bookkeeping entry that records the equivalent of one Common Share awarded pursuant to Section 8 of this Plan.

          "Performance Unit" means a bookkeeping entry that records a unit equivalent to $1.00 awarded pursuant to Section 8 of this Plan.


          "Plan" means this Omnova Solutions Inc. 1999 Equity and Performance Incentive Plan.


          "Restricted Shares" means Common Shares granted or sold pursuant to
     Section 6 or Section 9 of this Plan as to which neither the substantial risk of forfeiture nor the prohibition on transfers referred to in such
     Section 6 has expired.

          "Rule 16b-3" means Rule 16b-3 under the Exchange Act (or any successor rule to the same effect) as in effect from time to time.

          "Spread" means the excess of the Market Value per Share on the date when an Appreciation Right is exercised, or on the date when Option Rights are surrendered in payment of the Option Price of other Option Rights, over the Option Price or Base Price provided for in the related Option Right or Free-Standing Appreciation Right, respectively.

          "Subsidiary" means a corporation, company or other entity (i) more than 50 percent of whose outstanding shares or securities (representing the right to vote for the election of directors or other managing authority) are, or (ii) which does not have outstanding shares or securities (as may be the case in a partnership, joint venture or unincorporated association), but more than 50 percent of whose ownership interest representing the right generally to make decisions for such other entity is, now or hereafter, owned or controlled, directly or indirectly, by the Company except that for purposes of determining whether any person may be a Participant for purposes of any grant of Incentive Stock Options, "Subsidiary" means any corporation in which, at the time, the Company owns or controls, directly or indirectly, more than 50 percent of the total combined voting power represented by all classes of stock issued by such corporation.

          "Tandem Appreciation Right" means an Appreciation Right granted pursuant to Section 5 of this Plan that is granted in tandem with an Option Right.

          "Voting Power" means at any time, the total votes relating to the then-outstanding securities entitled to vote generally in the election of Directors.

     3. SHARES AVAILABLE UNDER THE PLAN. (a) Subject to adjustment as provided in Section 3(b) and Section 11 of this Plan, the number of Common Shares that may be issued or transferred (i) upon the exercise of Option Rights or Appreciation Rights, (ii) as Restricted Shares and released from substantial risks of forfeiture thereof, (iii) as Deferred Shares, (iv) in payment of Performance Shares or Performance Units that have been earned, (v) as awards to Nonemployee Directors or (vi) in payment of dividend equivalents paid with respect to awards made under the Plan shall not exceed in the aggregate 2,400,000 (Two Million Four Hundred Thousand) Common Shares, plus any shares described in Section 3(b). Such shares may be shares of original issuance or treasury shares or a combination of the foregoing.

          (b) The number of shares available in Section 3(a) above shall be adjusted to account for shares relating to awards that expire, are forfeited or are transferred, surrendered or relinquished upon the payment of any Option Price by the transfer to the Company of Common Shares or upon satisfaction of any withholding amount. Upon payment in cash of the benefit provided by any award granted under this Plan, any shares that were covered by that award shall again be available for issue or transfer hereunder.

          (c) Notwithstanding anything in this Section 3, or elsewhere in this Plan, to the contrary and subject to adjustment as provided in Section 11 of this Plan, (i) the aggregate number of Common Shares actually issued or transferred by the Company upon the exercise of Incentive Stock Options shall not exceed 900,000 Common Shares; (ii) no Participant shall be granted Option Rights and Appreciation Rights, in the aggregate, for more than 900,000 Common Shares during any period of 3 consecutive years; (iii) the number of shares issued as Restricted Shares, Deferred Shares or Performance Shares shall not in the aggregate exceed 800,000 Common Shares; (iv) during any period of three consecutive fiscal years, the maximum number of Common Shares covered by awards of Restricted Shares, Deferred Shares or Performance Shares granted to any one Participant shall not exceed 800,000 Common Shares; and (v) no Nonemployee Director shall be granted Option Rights, Appreciation Rights and Restricted Shares, in the aggregate, for more than 100,000 Common Shares during any fiscal year of the Company.


          (d) Notwithstanding any other provision of this Plan to the contrary, in no event shall any Participant in any one calendar year receive an award of Performance Shares or Performance Units having an aggregate maximum value as of their respective Date of Grant in excess of $2,000,000.

     4. OPTION RIGHTS. The Board may, from time to time and upon such terms and conditions as it may determine, authorize the granting to Participants of options to purchase Common Shares. Each such grant may utilize any or all of the authorizations, and shall be subject to all of the requirements contained in the following provisions:

          (a) Each grant shall specify the number of Common Shares to which it pertains subject to the limitations set forth in Section 3 of this Plan.

          (b) Each grant shall specify an Option Price per share, which may not be less than the Market Value per Share on the Date of Grant.

          (c) Each grant shall specify whether the Option Price shall be payable
     (i) in cash or by check acceptable to the Company, (ii) by the actual or constructive transfer to the Company of Common Shares owned by the Optionee for at least 6 months (or other consideration authorized pursuant to Section 4(d) ) having a value at the time of exercise equal to the total Option Price, or (iii) by a combination of such methods of payment.

          (d) The Board may determine, at or after the Date of Grant, that payment of the Option Price of any Option Right (other than an Incentive Stock Option) may also be made in whole or in part in the form of Restricted Shares or other Common Shares that are forfeitable or subject to restrictions on transfer, Deferred Shares, Performance Shares (based, in each case, on the Market Value per Share on the date of exercise), other Option Rights (based on the Spread on the date of exercise) or Performance Units. Unless otherwise determined by the Board at or after the Date of Grant, whenever any Option Price is paid in whole or in part by means of any of the forms of consideration specified in this Section 4(d), the Common Shares received upon the exercise of the Option Rights shall be subject to such risks of forfeiture or restrictions on transfer as may correspond to any that apply to the consideration surrendered, but only to the extent, determined with respect to the consideration surrendered, of
     (i) the number of shares or Performance Shares, (ii) the Spread of any unexercisable portion of Option Rights, or (iii) the stated value of Performance Units.

          (e) Any grant may provide for deferred payment of the Option Price from the proceeds of sale through a bank or broker on a date satisfactory to the Company of some or all of the shares to which such exercise relates.

          (f) Any grant may provide for payment of the Option Price, at the election of the Optionee, in installments, with or without interest, upon terms determined by the Board.

          (g) Successive grants may be made to the same Participant whether or not any Option Rights previously granted to such Participant remain unexercised.

          (h) Each grant shall specify the period or periods of continuous service by the Optionee with the Company or any Subsidiary that is necessary before the Option Rights or installments thereof will become exercisable and may provide for the earlier exercise of such Option Rights in the event of a Change in Control.

          (i) Any grant of Option Rights may specify Management Objectives that must be achieved as a condition to the exercise of such rights.

          (j) Option Rights granted under this Plan may be (i) options, including, without limitation, Incentive Stock Options, that are intended to qualify under particular provisions of the Code, (ii) options that are not intended so to qualify, or (iii) combinations of the foregoing.

          (k) The Board may, at or after the Date of Grant of any Option Rights (other than Incentive Stock Options), provide for the payment of dividend equivalents to the Optionee on either a current or deferred or contingent basis or may provide that such equivalents shall be credited against the Option Price.

          (l) The exercise of an Option Right shall result in the cancellation on a share- for-share basis of any Tandem Appreciation Right authorized under Section 5 of this Plan.

          (m) No Option Right shall be exercisable more than 10 years from the Date of Grant.

          (n) Each grant of Option Rights shall be evidenced by an agreement executed on behalf of the Company by an officer and delivered to the Optionee and containing such terms and provisions, consistent with this Plan, as the Board may approve.

     5. APPRECIATION RIGHTS. (a) The Board may authorize the granting (i) to any Optionee, of Tandem Appreciation Rights in respect of Option Rights granted hereunder, and (ii) to any Participant, of Free-Standing Appreciation Rights. A Tandem Appreciation Right shall be a right of the Optionee, exercisable by surrender of the related Option Right, to receive from the Company an amount determined by the Board, which shall be expressed as a percentage of the Spread (not exceeding 100 percent) at the time of exercise. Tandem Appreciation Rights may be granted at any time prior to the exercise or termination of the related Option Rights; provided, however, that a Tandem Appreciation Right awarded in relation to an Incentive Stock Option must be granted concurrently with such Incentive Stock Option. A Free-Standing Appreciation Right shall be a right of the Participant to receive from the Company an amount determined by the Board, which shall be expressed as a percentage of the Spread (not exceeding 100 percent) at the time of exercise.

          (b) Each grant of Appreciation Rights may utilize any or all of the authorizations, and shall be subject to all of the requirements, contained in the following provisions:

             (i) Any grant may specify that the amount payable on exercise of an Appreciation Right may be paid by the Company in cash, in Common Shares or in any combination thereof and may either grant to the Participant or retain in the Board the right to elect among those alternatives.

             (ii) Any grant may specify that the amount payable on exercise of an Appreciation Right may not exceed a maximum specified by the Board at the Date of Grant.

             (iii) Any grant may specify waiting periods before exercise and permissible exercise dates or periods.

             (iv) Any grant may specify that such Appreciation Right may be exercised only in the event of, or earlier in the event of, a Change in Control.

             (v) Any grant may provide for the payment to the Participant of dividend equivalents thereon in cash or Common Shares on a current, deferred or contingent basis.

             (vi) Any grant of Appreciation Rights may specify Management Objectives that must be achieved as a condition of the exercise of such Rights.

             (vii) Each grant of Appreciation Rights shall be evidenced by an agreement executed on behalf of the Company by an officer and delivered to and accepted by the Participant, which agreement shall describe such Appreciation Rights, identify the related Option Rights (if applicable), state that such Appreciation Rights are subject to all the terms and conditions of this Plan, and contain such other terms and provisions, consistent with this Plan, as the Board may approve.

          (c) Any grant of Tandem Appreciation Rights shall provide that such Rights may be exercised only at a time when the related Option Right is also exercisable and at a time when the Spread is positive, and by surrender of the related Option Right for cancellation.

          (d) Regarding Free-standing Appreciation Rights only:

             (i) Each grant shall specify in respect of each Free-standing Appreciation Right a Base Price, which shall be equal to or greater or less than the Market Value per Share on the Date of Grant;

             (ii) Successive grants may be made to the same Participant regardless of whether any Free-standing Appreciation Rights previously granted to the Participant remain unexercised; and

             (iii) No Free-standing Appreciation Right granted under this Plan may be exercised more than 10 years from the Date of Grant.

     6. RESTRICTED SHARES. The Board may also authorize the grant or sale of Restricted Shares to Participants. Each grant or sale of Restricted Stock may utilize any or all of the authorizations, and shall be subject to all of the requirements, contained in the following provisions:

          (a) Each such grant or sale shall constitute an immediate transfer of the ownership of Common Shares to the Participant in consideration of the performance of services, entitling such Participant to voting, dividend and other ownership rights, but subject to the substantial risk of forfeiture and restrictions on transfer hereinafter referred to.

          (b) Each such grant or sale may be made without additional consideration or in consideration of a payment by such Participant that is less than Market Value per Share at the Date of Grant.

          (c) Each such grant or sale shall provide that the Restricted Shares covered by such grant or sale shall be subject to a "substantial risk of forfeiture" within the meaning of Section 83 of the Code for a period of not less than 3 years to be determined by the Board at the Date of Grant and may provide for the earlier lapse of such substantial risk of forfeiture in the event of a Change in Control. If the Board conditions the nonforfeitability of shares of Restricted Stock upon service alone, such vesting may not occur before three years from the Date of Grant of such shares of Restricted Stock, and if the Board conditions the nonforfeitability of shares of Restricted Stock on Management Objectives, such nonforfeitability may not occur before one year from the Date of Grant of such shares of Restricted Stock.

          (d) Each such grant or sale shall provide that during the period for which such substantial risk of forfeiture is to continue, the transferability of the Restricted Shares shall be prohibited or restricted in the manner and to the extent prescribed by the Board at the Date of Grant (which restrictions may include, without limitation, rights of repurchase or first refusal in the Company or provisions subjecting the Restricted Shares to a continuing substantial risk of forfeiture in the hands of any transferee).

          (e) Any grant of Restricted Shares may specify Management Objectives that, if achieved, will result in termination or early termination of the restrictions applicable to such shares. Each grant may specify in respect of such Management Objectives a minimum acceptable level of achievement and may set forth a formula for determining the number of Restricted Shares on which restrictions will terminate if performance is at or above the minimum level, but falls short of full achievement of the specified Management Objectives.

          (f) Any such grant or sale of Restricted Shares may require that any or all dividends or other distributions paid thereon during the period of such restrictions be automatically deferred and reinvested in additional Restricted Shares, which may be Subject to the same restrictions as the underlying award.

          (g) Each grant or sale of Restricted Shares shall be evidenced by an agreement executed on behalf of the Company by any officer and delivered to and accepted by the Participant and shall contain such terms and provisions, consistent with this Plan, as the Board may approve. Unless otherwise directed by the Board, all certificates representing Restricted Shares shall be held in custody by the Company until all restrictions thereon shall have lapsed, together with a stock power or powers executed by the Participant in whose name such certificates are registered, endorsed in blank and covering such Shares.

     7. DEFERRED SHARES. The Board may also authorize the granting or sale of Deferred Shares to Participants. Each grant or sale of Deferred Shares may utilize any or all of the authorizations, and shall be subject to all of the requirements contained in the following provisions:

          (a) Each such grant or sale shall constitute the agreement by the Company to deliver Common Shares to the Participant in the future in consideration of the performance of services, but subject to the fulfillment of such conditions during the Deferral Period as the Board may specify.

          (b) Each such grant or sale may be made without additional consideration or in consideration of a payment by such Participant that is less than the Market Value per Share at the Date of Grant.

          (c) Each such grant or sale shall be subject to a Deferral Period of not less than one year, as determined by the Board at the Date of Grant, and may provide for the earlier lapse or other modification of such Deferral Period in the event of a Change in Control. If the Board conditions the nonforfeitability of shares of Deferred Stock upon service alone, such vesting may not occur before three years from the Date of Grant of such shares of Deferred Stock, and if the Board conditions the nonforfeitability of shares of Deferred Stock on Management Objectives, such nonforfeitability may not occur before one year from the Date of Grant of such shares of Deferred Stock.

          (d) During the Deferral Period, the Participant shall have no right to transfer any rights under his or her award and shall have no rights of ownership in the Deferred Shares and shall have no right to vote them, but the Board may, at or after the Date of Grant, authorize the payment of dividend equivalents on such Shares on either a current or deferred or contingent basis, either in cash or in additional Common Shares.

          (e) Each grant or sale of Deferred Shares shall be evidenced by an agreement executed on behalf of the Company by any officer and delivered to and accepted by the Participant and shall contain such terms and provisions, consistent with this Plan, as the Board may approve.

     8. PERFORMANCE SHARES AND PERFORMANCE UNITS. The Board may also authorize the granting of Performance Shares and Performance Units that will become payable to a Participant upon achievement of specified Management Objectives. Each such grant may utilize any or all of the authorizations, and shall be subject to all of the requirements, contained in the following provisions:

          (a) Each grant shall specify the number of Performance Shares or Performance Units to which it pertains, which number may be subject to adjustment to reflect changes in compensation or other factors; provided, however, that no such adjustment shall be made in the case of a Covered Employee where such action would result in the loss of the otherwise available exemption of the award under Section 162(m) of the Code.

          (b) The Performance Period with respect to each Performance Share or Performance Unit shall be such period of time not less than 1 year, commencing with the Date of Grant as shall be determined by the Board at the time of grant which may be subject to earlier lapse or other modification in the event of a Change in Control as set forth in the agreement specified in Section 8(g).

          (c) Any grant of Performance Shares or Performance Units shall specify Management Objectives which, if achieved, will result in payment or early payment of the award, and each grant may specify in respect of such specified Management Objectives a minimum acceptable level of achievement and shall set forth a formula for determining the number of Performance Shares or Performance Units that will be earned if performance is at or above the minimum level, but falls short of full achievement of the specified Management Objectives. The grant of Performance Shares or Performance Units shall specify that, before the Performance Shares or Performance Units shall be earned and paid, the Board must certify that the Management Objectives have been satisfied.

          (d) Each grant shall specify the time and manner of payment of Performance Shares or Performance Units that have been earned. Any grant may specify that the amount payable with respect thereto may be paid by the Company in cash, in Common Shares or in any combination thereof and may either grant to the Participant or retain in the Board the right to elect among those alternatives.

          (e) Any grant of Performance Shares may specify that the amount payable with respect thereto may not exceed a maximum specified by the Board at the Date of Grant. Any grant of Performance Units may specify that the amount payable or the number of Common Shares issued with respect thereto may not exceed maximums specified by the Board at the Date of Grant.

          (f) The Board may, at or after the Date of Grant of Performance Shares, provide for the payment of dividend equivalents to the holder thereof on either a current or deferred or contingent basis, either in cash or in additional Common Shares.

          (g) Each grant of Performance Shares or Performance Units shall be evidenced by an agreement executed on behalf of the Company by any officer and delivered to and accepted by the Participant, which agreement shall state that such Performance Shares or Performance Units are subject to all the terms and conditions of this Plan, and contain such other terms and provisions, consistent with this Plan, as the Board may approve.

     9. AWARDS TO NONEMPLOYEE DIRECTORS. The Board may, from time to time and upon such terms and conditions as it may determine, authorize the granting to Nonemployee Directors of Option Rights and may also authorize the grant or sale of Restricted Shares to Nonemployee Directors.

          (a) Each grant of Option Rights awarded pursuant to this Section 9 shall be upon terms and conditions consistent with Section 4 of this Plan and shall be evidenced by an agreement in such form as shall be approved by the Board. Each grant shall specify an Option Price per share, which shall not be less than the Market Value per Share on the Date of Grant. Each such Option Right granted under the Plan shall expire not more than 10 years from the Date of Grant and shall be subject to earlier termination as hereinafter provided. Unless otherwise determined by the Board, such Option Rights shall be subject to the following additional terms and conditions:

             (i) Each grant shall specify the number of Common Shares to which it pertains subject to the limitations set forth in Section 3 of this Plan.

             (ii) Each such Option Right shall become exercisable six (6) months after the Date of Grant. Such Option Rights shall become exercisable in full immediately in the event of a Change in Control or other similar transaction or event.


             (iii) In the event of the termination of service on the Board by the holder of any such Option Rights, other than by reason of disability, death or retirement, the then outstanding Option Rights of such holder may be exercised to the extent that they would be exercisable on the date of such termination until the date that is one year after the date of such termination, but in no event after the expiration date of the term of such Option Rights.



             (iv) In the event of the death , disability or retirement of the holder of any such Option Rights, each of the then outstanding Option Rights of such holder may be exercised at any time within one (1) year after such death, disability or retirement, but in no event after the expiration date of the term of such Option Rights.


             (v) If a Nonemployee Director subsequently becomes an employee of the Company or a Subsidiary while remaining a member of the Board, any Option Rights held under the Plan by such individual at the time of such commencement of employment shall not be affected thereby.

             (vi) Option Rights may be exercised by a Nonemployee Director only upon payment to the Company in full of the Option Price of the Common Shares to be delivered. Such payment shall be made in cash or in Common Shares then owned by the optionee for at least six months, or in a combination of cash and such Common Shares.

          (b) Each grant or sale of Restricted Shares pursuant to this Section 9 shall be upon terms and conditions consistent with Section 6 of this Plan.

     10. TRANSFERABILITY. (a) Except as otherwise determined by the Board, no Option Right, Appreciation Right or other derivative security granted under the Plan shall be transferable by a Participant other than by will or the laws of descent and distribution. Except as otherwise determined by the Board, Option Rights and Appreciation Rights shall be exercisable during the Optionee's lifetime only by him or her or by his or her guardian or legal representative.

          (b) The Board may specify at the Date of Grant that part or all of the Common Shares that are (i) to be issued or transferred by the Company upon the exercise of Option Rights or Appreciation Rights, upon the termination of the Deferral Period applicable to Deferred Shares or upon payment under any grant of Performance Shares or Performance Units or (ii) no longer subject to the substantial risk of forfeiture and restrictions on transfer referred to in Section 6 of this Plan, shall be subject to further restrictions on transfer.

          (c) Notwithstanding the provisions of Section 10(a), Option Rights (other than Incentive Stock Options), shall be transferable by a Participant, without payment of consideration therefor by the transferee, to any one or more members of the Participant's Immediate Family (or to one or more trusts established solely for the benefit of one or more members of the Participant's Immediate Family or to one or more partnerships in which the only partners are members of the Participant's Immediate Family); provided, however, that (i) no such transfer shall be effective unless reasonable prior notice thereof is delivered to the Company and such transfer is thereafter effected in accordance with any terms and conditions that shall have been made applicable thereto by the Company or the Board and (ii) any such transferee shall be subject to the same terms and conditions hereunder as the Participant].

     11. ADJUSTMENTS. The Board may make or provide for such adjustments in the numbers of Common Shares covered by outstanding Option Rights, Appreciation Rights, Deferred Shares, and Performance Shares granted hereunder, in the Option Price and Base Price provided in outstanding Appreciation Rights, and in the kind of shares covered thereby, as the Board, in its sole discretion, exercised in good faith, may determine is equitably required to prevent dilution or enlargement of the rights of Participants or Optionees that otherwise would result from (a) any stock dividend, stock split, combination of shares, recapitalization or other change in the capital structure of the Company, or (b) any merger, consolidation, spin-off, split-off, spin-out, split-up, reorganization, partial or complete liquidation or other distribution of assets, issuance of rights or warrants to purchase securities, or (c) any other corporate transaction or event having an effect similar to any of the foregoing. Moreover, in the event of any such transaction or event, the Board, in its discretion, may provide in substitution for any or all outstanding awards under this Plan such alternative consideration as it, in good faith, may determine to be equitable in the circumstances and may require in connection therewith the surrender of all awards so replaced. The Board may also make or provide for such adjustments in the numbers of shares specified in Section 3 of this Plan as the Board in its sole discretion, exercised in good faith, may determine is appropriate to reflect any transaction or event described in this Section 11; provided, however, that any such adjustment to the number specified in Section 3(c)(i) shall be made only if and to the extent that such adjustment would not cause any Option intended to qualify as an Incentive Stock Option to fail so to qualify.

     12. CHANGE IN CONTROL. For purposes of this Plan, except as may be otherwise prescribed by the Board in an agreement evidencing a grant or award made under the Plan, a "Change in Control" shall mean the occurrence during the term of any of the following events, subject to the provisions of Section 12 (f) hereof:

          (a) All or substantially all of the assets of the Company are sold or transferred to another corporation or entity, or the Company is merged, consolidated or reorganized into or with another corporation or entity, with the result that upon conclusion of the transaction less than 51% of the outstanding securities entitled to vote generally in the election of directors or other capital interests of the acquiring corporation or entity are owned directly or indirectly, by the shareholders of the Company generally prior to the transaction; or

          (b) There is a report filed on Schedule 13D or Schedule 14D-1 (or any successor schedule, form or report), each as promulgated pursuant to the Exchange Act, disclosing that any person (as the term "person" is used in Section 13(d)(3) or Section 14(d)(2) of the Exchange Act (a "Person")) has become the beneficial owner (as the term "beneficial owner" is defined under Rule 13d-3 or any successor rule or regulation promulgated under the Exchange Act (a "Beneficial Owner")) of securities representing 20% or more of the combined voting power of the then-outstanding voting securities of the Company; or

          (c) The individuals who, at the beginning of any period of two consecutive calendar years, constituted the Directors of the Company cease for any reason to constitute at least a majority thereof unless the nomination for election by the Company's stockholders of each new Director of the Company was approved by a vote of at least two-thirds of the Directors of the Company still in office who were Directors of the Company at the beginning of any such period; or


          (d) There shall be an announcement of the intent of any Person (other than the Company, any wholly-owned Subsidiary of the Company, or any employee stock ownership or other employee benefit plan of the Company or any wholly-owned Subsidiary of the Company) to commence a tender offer or exchange offer to acquire (when added to any shares as to which such Person is the Beneficial Owner immediately prior to such tender or exchange offer) beneficial ownership of 30% or more of the combined voting power of the then-outstanding voting securities of the Company; or



          (e) The Board determines that (A) any particular actual or proposed merger, consolidation, reorganization, sale or transfer of assets, accumulation of shares or tender offer for shares of the Company or other transaction or event or series of transactions or events will, or is likely to, if carried out, result in a Change in Control falling within Subsections (a), (b), (c) or (d) and (B) it is in the best interests of the Company and its shareholders, and will serve the intended purposes of this
     Section 12, if the provisions of awards which provide for earlier exercise or earlier lapse of restrictions or conditions upon a change in Control shall thereupon become immediately operative.


          (f) Notwithstanding the foregoing provisions of this Section (12):

             (i) If any such merger, consolidation, reorganization, sale or transfer of assets, or tender offer or other transaction or event or series of transactions or events mentioned in Section (12)(e) shall be abandoned, or any such accumulations of shares shall be dispersed or otherwise resolved, the Board may, by notice to the Employee, nullify the effect thereof and reinstate the award as previously in effect, but without prejudice to any action that may have been taken prior to such nullification.

             (ii) Unless otherwise determined in a specific case by the Board, a "Change in Control" shall not be deemed to have occurred for purposes of Section (12)(b) or 12(d) solely because (X) the Company, (Y) a Subsidiary, or (Z) any Company-sponsored employee stock ownership plan or any other employee benefit plan of the Company or any Subsidiary either files or becomes obligated to file a report or a proxy statement under or in response to Schedule 13D, Schedule 14D-1, Form 8-K or
        Schedule 14A (or any successor schedule, form or report or item therein) under the Exchange Act disclosing beneficial ownership by it of shares of the then-outstanding voting securities of the Company, whether in excess of 20% or otherwise, or because the Company reports that a change in control of the Company has occurred or will occur in the future by reason of such beneficial ownership.

     13. FRACTIONAL SHARES. The Company shall not be required to issue any fractional Common Shares pursuant to this Plan. The Board may provide for the elimination of fractions or for the settlement of fractions in cash.


     14. WITHHOLDING TAXES. To the extent that the Company is required to withhold federal, state, local or foreign taxes in connection with any payment made or benefit realized by a Participant or other person under this Plan, and the amounts available to the Company for such withholding are insufficient, it shall be a condition to the receipt of such payment or the realization of such benefit that the Participant or such other person make arrangements satisfactory to the Company for payment of the balance of such taxes required to be withheld, which arrangements (in the discretion of the Board) may include relinquishment of a portion of such benefit. Common Shares or benefits shall not be withheld in excess of the minimum number required for such tax withholding. The Company and a Participant or such other person may also make arrangements with respect to the payment in cash of any taxes with respect to which withholding is not required.


     15. FOREIGN EMPLOYEES. In order to facilitate the making of any grant or combination of grants under this Plan, the Board may provide for such special terms for awards to Participants who are foreign nationals or who are employed by the Company or any Subsidiary outside of the United States of America as the Board may consider necessary or appropriate to accommodate differences in local law, tax policy or custom. Moreover, the

Board may approve such supplements to or amendments, restatements or alternative versions of this Plan as it may consider necessary or appropriate for such purposes, without thereby affecting the terms of this Plan as in effect for any other purpose, and the Secretary or other appropriate officer of the Company may certify any such document as having been approved and adopted in the same manner as this Plan. No such special terms, supplements, amendments or restatements, however, shall include any provisions that are inconsistent with the terms of this Plan as then in effect unless this Plan could have been amended to eliminate such inconsistency without further approval by the shareholders of the Company.

     16. ADMINISTRATION OF THE PLAN. (a) This Plan shall be administered by the Board, which may from time to time delegate all or any part of its authority under this Plan to a committee of the Board (or subcommittee thereof) consisting entirely of three Nonemployee Directors appointed by the Board. A majority of the committee (or subcommittee) shall constitute a quorum, and the action of the members of the committee (or subcommittee) present at any meeting at which a quorum is present, or acts unanimously approved in writing, shall be the acts of the committee (or subcommittee). To the extent of any such delegation, references in this Plan to the Board shall be deemed to be references to any such committee or subcommittee.

          (b) The interpretation and construction by the Board of any provision of this Plan or of any agreement, notification or document evidencing the grant of Option Rights, Appreciation Rights, Restricted Shares, Deferred Shares, Performance Shares or Performance Units and any determination by the Board pursuant to any provision of this Plan or of any such agreement, notification or document shall be final and conclusive. No member of the Board shall be liable for any such action or determination made in good faith.

     17. AMENDMENTS, ETC. (a) The Board may at any time and from time to time amend the Plan in whole or in part; provided, however, that any amendment which must be approved by the shareholders of the Company in order to comply with applicable law or the rules of the New York Stock Exchange or, if the Common Shares are not traded on the New York Stock Exchange, the principal national securities exchange upon which the Common Shares are traded or quoted, shall not be effective unless and until such approval has been obtained. Presentation of this Plan or any amendment hereof for shareholder approval shall not be construed to limit the Company's authority to offer similar or dissimilar benefits under other plans without shareholder approval.

          (b) The Board shall not, without the further approval of the shareholders of the Company, authorize the amendment of any outstanding Option Right to reduce the Option Price. Furthermore, no Option Right shall be cancelled and replaced with awards having a lower Option Price without further approval of the shareholders of the Company. This Section 17(b) is intended to prohibit the repricing of "underwater" Option Rights and shall not be construed to prohibit the adjustments provided for in Section 11 of this Plan.

          (c) The Board also may permit Participants to elect to defer the issuance of Common Shares or the settlement of awards in cash under the Plan pursuant to such rules, procedures or programs as it may establish for purposes of this Plan. The Board also may provide that deferred issuances and settlements include the payment or crediting of dividend equivalents or interest on the deferral amounts.

          (d) The Board may condition the grant of any award or combination of awards authorized under this Plan on the surrender or deferral by the Participant of his or her right to receive a cash bonus or other compensation otherwise payable by the Company or a Subsidiary to the Participant.


          (e) In case of termination of employment by reason of death, disability or normal or early retirement, or in the case of hardship or other special circumstances, of a Participant who holds an Option Right or Appreciation Right not immediately exercisable in full, or any Restricted Shares as to which the substantial risk of forfeiture or the prohibition or restriction on transfer has not lapsed, or any Deferred Shares as to which the Deferral Period has not been completed, or any Performance Shares or Performance Units which have not been fully earned, or who holds Common Shares subject to any transfer restriction imposed pursuant to Section 10(b) of this Plan, the Board may, in its sole discretion, accelerate the time at which such Option Right or Appreciation Right may be exercised or the time at which such substantial risk of forfeiture or prohibition or restriction on transfer will lapse or the time when such Deferral Period will end or the time at which such Performance Shares or Performance Units will be deemed to have been fully earned or the time when such transfer restriction will terminate or may waive any other limitation or requirement under any such award.

          (f) This Plan shall not confer upon any Participant any right with respect to continuance of employment or other service with the Company or any Subsidiary, nor shall it interfere in any way with any right the Company or any Subsidiary would otherwise have to terminate such Participant's employment or other service at any time.

          (g) To the extent that any provision of this Plan would prevent any Option Right that was intended to qualify as an Incentive Stock Option from qualifying as such, that provision shall be null and void with respect to such Option Right. Such provision, however, shall remain in effect for other Option Rights and there shall be no further effect on any provision of this Plan.

     18. TERMINATION. No grant shall be made under this Plan more than 10 years after the date on which this Plan is first approved by the shareholders of the Company, but all grants made on or prior to such date shall continue in effect thereafter subject to the terms thereof and of this Plan.


     19. EXCLUSION FROM CERTAIN RESTRICTIONS. Notwithstanding anything in this Plan to the contrary, not more than seventy-two thousand (72,000) Common Shares in the aggregate available under this Plan may be subject to awards as follows:


          (a) in the case of grants of Restricted Stock, which do not meet the requirements of the last sentence of Section 6(c) ;

          (b) in the case of grants of Restricted Stock as to which the Board may accelerate or waive any restrictions imposed under Section 6(d) ;

          (c) in the case of grants of Deferred Stock, which do not meet the requirements of the last sentence of Section 7(c) ; or


          (d) in the case of Performance Shares and Performance Units, which do not meet the requirements of Section 8(b).

                                   ANNEX E
[NOTE: MARKINGS INDICATE PROPOSED AMENDMENTS.
TEXT THAT IS STRUCK THROUGH INDICATES LANGUAGE TO BE DELETED.
TEXT THAT IS UNDERLINED AND BOLD INDICATES LANGUAGE TO BE ADDED.]

                              COMPOSITE VERSION OF
                           ARTICLES OF INCORPORATION
                                       OF
                                  GENCORP INC.
                    (AS AMENDED AND PROPOSED TO BE AMENDED)

     ARTICLE FIRST: The name of the Corporation shall be GenCorp Inc. The Corporation shall exist by virtue of, and be governed by, the laws of the State of Ohio.

     ARTICLE SECOND: The place in the State of Ohio where its principal office is to be located is [Fairlawn, Summit County.]

     [Article Third: The purposes of the Corporation are:]

          [(a) To manufacture, or otherwise prepare for market, produce, generate, create, prospect for, explore for, discover, drill for, mine, quarry, convert, compound, separate, reduce, concentrate, refine, mill, smelt, crystallize, extract, treat, develop, use, construct, repair, purchase, lease, rent, import, or otherwise acquire, hold, store, own, maintain, operate, carry on, exhibit, sell, mortgage, lease, exchange, license, distribute, export or otherwise dispose of and generally deal or engage in or with, in the United States, any of its territories or possessions or in any foreign country:]

             [(i) all kinds of rubber, both natural and synthetic, compounds thereof, substitutes therefor, materials having properties or uses similar thereto and all products composed in whole or in part thereof, including, but without limitation, tires and tubes and mechanical rubber goods of all types and kinds;]

             [(ii) chemicals and chemical products of every description whatsoever, and raw materials for the production thereof, including, but without limitation, organic and inorganic matter, whether gas, liquid or solid, useful as end products, intermediates, monomers, polymers, condensation products, or copolymerization products, natural and synthetic resins, plastics, pigments, fission and radioactive materials, vulcanizing and compounding agents, insecticides, parasites, and medicinal, pharmaceutical and biological products of all kinds;]

             [(iii) cotton, rayon, nylon and other fibrous materials, natural or synthetic, and any compounds thereof and articles, products and fabrics composed in whole or in part thereof;]

             [(iv) metals, metal oxides, metallic ores, earths and substances, industrial minerals and rocks, and all kinds and grades of oil, petroleum, bituminous substances, carbon and hydrocarbon products, gases, organic substances and natural substances, and the products, by-products, alloys, compounds, blends, elements, constituents, and combinations thereof of every kind and description, natural and synthetic;]

             [(v) machinery, tools, parts of machinery and similar articles of commerce of whatever substance composed;]

             [(vi) automobiles, trucks, trailers, tractors and any and all other automotive vehicles, aircraft, ships, boats and all other watercraft, railroads, waterways, docks and airports, and parts, equipment and accessories for any thereof;]

             [(vii) munitions, war supplies, and articles useful in the national defense;]

             [(viii) electric current and electric, steam, water, gas, atomic energy and other power, light or heat of every kind and description;]

                                       E-1

Language indicated as being shown by strike out in the typeset document is enclosed in brackets "[" and "]" in the electronic format.

             [(ix) other goods, wares, merchandise, property and commodities of every class and description, and all articles used or useful in connection therewith;]

             [(x) devices and appliances for the utilization of any of the herein described products;]

             [(xi) chemical, physical and other laboratories, industrial and scientific research of every kind and character and all products invented or developed thereby and all rights, licenses, franchises, patents, equipment, mechanical devices and contrivances in connection therewith;]

             [(xii) radio, television or other broadcasting, transmission or reception stations, motion pictures, motion picture films, all dramatic, musical and motion picture productions and publications of every kind, including all rights, licenses, franchises, patents, copyrights, equipment, mechanical devices and contrivances for the production, projection, exhibition, transmission and reception thereof, and any property necessary or desirable in connection with the maintenance and operation thereof, any business involving producing, reproducing, recording, broadcasting, televising, transmitting and receiving by any means whatsoever sound, pictures, images, films and photographs, and all materials, parts, devices, equipment, or related accessories, including without limitation, films, images and photographs involved therein;]

             [(xiii) any mining, manufacturing, extraction, development, mercantile, entertainment, trading, transportation or navigation business of any kind or character whatever; and]

             [(xiv) such activities as might further any of the purposes above described.]

          [(b) As principal, agent, common merchant or consignee, to acquire, construct, alter, explore, manage, own, rent, hold, maintain, operate, patent, use, lease, mortgage, pledge, sell, deal in, turn to account or otherwise dispose of, any and all real and personal property of every class and description or any interest therein, rights and privileges suitable or convenient to any of the purposes or business of the Corporation within or without the United States, including any mines, wells, lands, quarries, locations, claims or any plants, factories, buildings, stores, theatres, warehouses, agencies, outlets, manufacturing and commercial establishments of every character, together with any equipment, fixtures, machinery, pipe lines, instruments and supplies necessary or incidental thereto or connected therewith, and to acquire and sell, exhibit or otherwise dispose of products of any other manufacturer.]

          [(c) To adopt, apply for, purchase, register, lease, or in any manner acquire and to maintain, protect, hold, own, use, operate, exercise, develop and introduce, sell, lease assign, pledge or in any manner dispose of and to grant or take licenses or other rights in respect of and generally deal with any and all rights, inventions, improvements, letters patent, patents, patent rights, secret processes, scientific discoveries, patented processes, designs, and similar rights, copyrights, trademarks, trade names and similar rights, whether granted by, registered, established, recognized or otherwise existing under the laws of the United States or other countries, and to work, operate or develop the same and to carry on any business, manufacturing or otherwise, which may directly or indirectly effectuate these objects or any of them.]

          [(d) To enter into, make and perform contracts and partnership or syndicate agreements of every sort and description with any person, firm, association, corporation, municipality, body politic, county, state, territory or government, or colony or dependency thereof.]

             [(e) To borrow or raise moneys from time to time for any of the purposes of the Corporation without limit as to amount, whether or not secured and to take such action and to issue such security as may be necessary and advisable in connection therewith.]

             [(f) To purchase, acquire, hold, assume, pledge, or otherwise dispose of, stocks, bonds, or other evidences of indebtedness and securities of any corporation, association, partnership or firm, domestic or foreign, or of any individual, or of any domestic or foreign government or authority or political or administrative subdivision thereof and certificates or receipts of any kind representing or evidencing any interest in any such stocks, bonds, evidences of indebtedness or securities; to issue in exchange therefor its stocks, bonds, other evidences of indebtedness and securities; and, while the owner or holder of any thereof, to exercise all the rights, powers and privileges of ownership in respect thereof.]

Language indicated as being shown by strike out in the typeset document is enclosed in brackets "[" and "]" in the electronic format.

             [(g) To aid, in any manner whatsoever, any corporation, partnership, association or individual in whose business the Corporation may be in any way interested.]

             [(h) The foregoing clauses shall be construed as powers as well as objects and purposes, and the matters expressed in each clause shall, unless otherwise expressly provided, be in nowise limited by reference to or inference from the terms of any other clause, but shall be regarded as independent objects, purposes and powers; and the enumeration of specific objects, purposes and powers shall not be construed to limit or restrict in any manner the meaning of general terms or the general powers of the Corporation; nor shall the expression of one thing be deemed to exclude another not expressed, although it be of like nature. The occurrence within any of the foregoing clauses of any purpose, power or object prohibited by the laws of the State of Ohio or of any other state or country in which this Corporation shall be qualified to do business shall not invalidate any other purpose, power or object not so prohibited by reason of its contiguity or apparent association therewith.]

     [The Corporation shall be authorized to exercise and enjoy all other powers, rights, and privileges conferred by the laws of the State of Ohio upon corporations formed under the General Corporation Law of said State, as in force from time to time, so far as not in conflict herewith, or which may be conferred by all acts heretofore or hereafter amendatory of or supplemental to said laws, and the enumeration of certain powers as herein specified is not intended as exclusive of, or as a waiver of, any of the powers, rights or privileges granted or conferred by said laws now or hereafter in force; provided, however, that the Corporation shall not in any jurisdiction carry on any business, or exercise any powers, which a corporation organized under the laws thereof could not carry on or exercise, except to the extent permitted or authorized by the laws thereof.] THE CITY OF CLEVELAND.

     ARTICLE THIRD: THE PURPOSE OF THE CORPORATION IS TO ENGAGE IN ANY LAWFUL ACT OR ACTIVITY FOR WHICH CORPORATIONS MAY BE FORMED UNDER SECTION 1701.01 TO 1701.98, INCLUSIVE, OF THE OHIO REVISED CODE.

     ARTICLE FOURTH: The maximum number of shares which the Corporation is authorized to have outstanding is One Hundred [and Five]SIXTY FIVE Million [(105,000,000)](165,000,000), of which Fifteen Million (15,000,000) shares of par value of one dollar [($]($1.00) each shall be classified as Cumulative Preference Stock and [Ninety]ONE HUNDRED FIFTY Million [(90,000,000)](150,000,000) shares of the par value of ten cents ($0.10) each shall be classified as Common Stock. The designation and express terms and provisions of the shares of Cumulative Preference Stock and Common Stock are as follows:

                          CUMULATIVE PREFERENCE STOCK

     A. The Cumulative Preference Stock may be issued from time to time in one
(1) or more series with such distinctive serial designations as shall be fixed by the Board of Directors as hereinafter provided.

     The Board of Directors is expressly authorized to adopt from time to time amendments to the Articles of Incorporation of the Corporation, in respect of any unissued or treasury shares of Cumulative Preference Stock, to fix or change:

          (a) The division of such shares into series and the designation and authorized number of shares of each particular series, which number the Board of Directors may increase or decrease, except as otherwise provided in the creation of the particular series;

          (b) The dividend or distribution rate for each particular series, which may be at a specified rate, amount or proportion; and the dates on which dividends or distributions, if declared, shall be payable, and the date or dates from which dividends shall be cumulative;

     (c) The redemption rights and price or prices, if any, for shares of each particular series;

          (d) The amount payable for shares of each particular series upon any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation;

          (e) The right, if any, of the holders of shares of Cumulative Preference Stock of each particular series to convert such stock into other classes of stock, and, if convertible, the terms and conditions of such conversion;
                                       E-3

Language indicated as being shown by strike out in the typeset document is enclosed in brackets "[" and "]" in the electronic format.

          (f) The obligation, if any, of the Corporation to purchase and retire or redeem shares of each particular series pursuant to a sinking fund, and the terms and amount thereof;

          (g) The restrictions, if any, on the issuance of shares of any class of stock or any series thereof; and

          (h) Any or all other express terms in respect of any particular series as may be permitted or required by law.

     All shares of the Cumulative Preference Stock of any one (1) series shall be identical with each other in all respects except, if so determined by the Board of Directors, as to the dates from which dividends thereon shall be cumulative; and all shares of Cumulative Preference Stock shall be of equal rank with each other, regardless of series, and shall be identical with each other in all respects except in respect of terms which may be fixed by the Board of Directors as herein provided.

     B. The holders of record of the Cumulative Preference Stock at the time outstanding shall be entitled to receive, when and as declared by the Board of Directors of the Corporation out of any funds legally available for such purpose, cash dividends in the case of each series at the rate for such series theretofore fixed by the Board of Directors as herein provided. Such dividends shall be cumulative, in the case of shares of each particular series, from and after the date or dates fixed with respect to such series. No dividends may be paid upon or declared or set apart for any of the Cumulative Preference Stock for any dividend period unless at the same time a like proportionate dividend for the same dividend period, ratably in proportion to the respective dividend rates fixed therefor, shall be paid upon or declared or set apart for all Cumulative Preference Stock of all series then issued and outstanding and entitled to receive such dividend.

     C. Except as otherwise provided by the Board of Directors as to any particular series, the Cumulative Preference Stock of any series may be redeemed in whole or in part, at the option of the Corporation, by vote of its Board of Directors, or by operation of the sinking fund, if any, provided for the Cumulative Preference Stock of said series, at the time, or from time to time, at the redemption price or the respective redemption price theretofore fixed by the Board of Directors as herein provided upon notice duly given as hereinafter provided. In case of the redemption of a part only of any series of the Cumulative Preference Stock at the time outstanding, the shares of the Cumulative Preference Stock of such series to be redeemed shall be selected pro rata or by lot or in such other manner as the Board of Directors may determine.

     Except as otherwise provided by the Board of Directors as to any particular series, at least thirty (30) days' previous notice of every such redemption of Cumulative Preference Stock shall be mailed to the holders of record of the Cumulative Preference Stock to be redeemed at their addresses as shown by the books of the Corporation, and shall be published at least once in a daily newspaper printed in the English language and published and of general circulation in the Borough of Manhattan, in the City of New York, the publication to be not less than thirty (30) days prior to the date fixed for redemption.

     If notice of redemption shall have been duly given and published, and if, on or before the redemption date designated in such notice, the funds necessary for the redemption shall have been set aside, so as to be and continue to be available therefor, then, notwithstanding that any certificate of the Cumulative Preference Stock so called for redemption shall not have been surrendered for cancellation, the dividends thereon shall cease to accrue from and after the date of redemption so designated, and all rights with respect to the Cumulative Preference Stock so called for redemption shall forthwith after such redemption date cease and terminate, except only the right of the holder to receive the redemption price therefor, but without interest.

     Except as otherwise provided by the Board of Directors as to any particular series, the Corporation may, however, at any time prior to the redemption date specified in the notice of redemption, deposit in trust, for the account of the holders of the Cumulative Preference Stock to be redeemed, with a bank or trust company in the City of New York, New York having a capital and undivided surplus aggregating at least Five Million Dollars ($5,000,000), named in the not-ice of redemption, all funds necessary for the redemption, and deliver written instructions authorizing and directing such bank or trust company, on behalf of and at the expense of the Corporation, to pay to the respective holders of shares of Cumulative Preference Stock the redemption price therefor and thereupon, notwithstanding that any certificate for the shares of Cumulative Preference Stock so called for redemption shall not have been surrendered for cancellation, all shares of Cumulative Preference Stock with respect to which the deposit shall have been made shall no longer be deemed to be outstanding and all rights with respect to such shares of Cumulative Preference Stock shall forthwith cease and terminate, except only the right of the holders thereof to receive from such bank or trust company at any time after the time of deposit, the redemption price of the shares so to be redeemed, but without interest, or the right to exercise, on or before the redemption date, any unexpired privileges of conversion. Any interest accrued on such funds shall be paid to the Corporation from time to time.

     Any funds so set aside or deposited, as the case may be, and unclaimed at the end of six (6) years from such redemption date shall be released or repaid to the Corporation upon its request expressed in a resolution of its Board of Directors, after which release or repayment the holders of the shares so called for redemption shall look only to the Corporation for the payment thereof, but without interest.

     D. So long as any shares of the Cumulative Preference Stock are outstanding, no dividend or other distribution (except in stock of the Corporation of a class ranking junior to the Cumulative Preference Stock) shall be declared or paid on the Common Stock of the Corporation or on stock of any other class ranking junior to the Cumulative Preference Stock as to dividends or in liquidation, and the Corporation shall not acquire or redeem shares of the Common Stock or any such junior stock, unless

          (a) all dividends on the Cumulative Preference Stock for all past quarterly dividend periods and for the then current quarterly dividend period shall have been paid, or declared and set apart; and

          (b) the Corporation shall have complied with all of its obligations theretofore required of it with respect to any sinking fund for all series of the Cumulative Preference Stock.

     E. So long as any shares of the Cumulative Preference Stock are outstanding, the affirmative vote of the holders of at least a majority of the Cumulative Preference Stock at the time outstanding, given in person or by proxy at a special meeting called for that purpose, shall be necessary for effecting or validating any one or more of the following:

          (a) The authorization or creation of any stock of any class, or any security convertible into stock of any class, ranking prior to the Cumulative Preference Stock;

          (b) The increase in the number of authorized shares of Cumulative Preference Stock or of any stock of any class ranking prior to or on a parity with the Cumulative Preference Stock or of any security convertible into stock of any class ranking prior to or on a parity with the Cumulative Preference Stock;

          (c) The sale, lease or conveyance of all or substantially all of the property or business of the Corporation, or a consolidation or merger with any other company, provided, however, that this restriction shall not apply to, nor shall it operate to prevent, a consolidation or merger with any domestic subsidiary organized under the laws of one of the states of the United States of America if none of the rights or preferences of the Cumulative Preference Stock or the holders thereof will be adversely affected thereby and if the company resulting from or surviving such consolidation or merger will have outstanding, after such consolidation or merger, no class of stock or other securities ranking prior to or on a parity with the Cumulative Preference Stock, except the same number of shares of stock and the same amount of other securities with the same rights and preferences as the stock and securities of the Corporation which were outstanding immediately preceding such consolidation or merger.

     F. So long as any shares of Cumulative Preference Stock are outstanding, the affirmative vote of the holders of at least sixty-six and two-thirds percent (66 2/3%) of the Cumulative Preference Stock at the time outstanding, given in person or by proxy at a special meeting called for that purpose, shall be necessary for effecting or validating any amendment, alteration or repeal of any provisions of the Articles of Incorporation of the Corporation, as amended, which would adversely affect the rights or preferences of outstanding shares of the Cumulative Preference Stock or of the holders thereof (for the purposes hereof no action taken pursuant to paragraph E of this Article FOURTH shall be deemed to adversely affect such rights or preferences); provided, however, that if any such amendment, alteration or repeal would adversely affect the rights or preferences of the outstanding shares of any particular series without correspondingly affecting the rights or preferences of outstanding shares of all series, a like affirmative vote of the holders of at least sixty-six and two-thirds percent

(66 2/3%) of the Cumulative Preference Stock of that particular series at the time outstanding shall also be necessary for effecting or validating such amendment, alteration or repeal.

     G. Except as otherwise provided in paragraphs E, F and J of this Article FOURTH or ARTICLE FIFTH OR as specifically provided by statute, the Cumulative Preference Stock shall have no voting power unless and until six (6) quarter-yearly dividends payable on the Cumulative Preference Stock, whether or not consecutive, shall be in default in whole or in part. In such event the holders of the Cumulative Preference Stock, voting separately as a class and in addition to all other rights, if any, to vote for Directors, shall be entitled to elect, as herein provided, two (2) members of the Board of Directors of the Corporation; provided, however, that the holders of shares of Cumulative Preference Stock shall not have or exercise such special class voting rights except at meetings of the shareholders for the election of Directors at which the holders of not less than a majority of the outstanding shares of Cumulative Preference Stock of all series then outstanding are present in person or by proxy; and provided further that the special class voting rights provided for herein when the same shall have become vested shall remain so vested until all accrued and unpaid dividends on the Cumulative Preference Stock of all series then outstanding shall have been paid, whereupon the holders of Cumulative Preference Stock shall be divested of their special class voting rights in respect of subsequent elections of Directors, subject to the revesting of such special class voting rights in the event herein specified in this paragraph, and the Directors so elected shall thereupon resign.

     In the event of default entitling the holders of Cumulative Preference Stock to elect two (2) Directors as above specified, a special meeting of the shareholders for the purpose of electing such Directors shall be called by the Secretary of the Corporation upon written request of, or may be called by, the holders of record of at least ten percent (10%) of the shares of Cumulative Preference Stock of all series at the time outstanding, and notice thereof shall be given in the same manner as that required for the Annual Meeting of Shareholders,; provided, however, that the Corporation shall not be required to call such special meeting if the Annual Meeting of Shareholders shall be held within ninety (90) days after the date of receipt of the foregoing written request from the holders of Cumulative Preference Stock. At any meeting at which the holders of Cumulative Preference Stock shall be entitled to elect Directors, the holders of a majority of the then outstanding shares of Cumulative Preference Stock of all series, present in person or by proxy, shall be sufficient to elect the members of the Board of Directors which the holders of Cumulative Preference Stock are entitled to elect as herein provided.

     The two (2) Directors who may be elected by the holders of Cumulative Preference Stock pursuant to the foregoing provisions shall be in addition to any other Directors then in office or proposed to be elected otherwise than pursuant to such provisions, and nothing in such provisions shall prevent any change otherwise permitted in the total number of Directors of the Corporation or require the resignation of any Directors elected otherwise than pursuant to such provisions.

     H. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation, the holders of the Cumulative Preference Stock shall be entitled to be paid the amount fixed with respect to shares of each particular series by the Board of Directors as herein provided which shall include, in the case of each share, an amount computed at the dividend rate for the series of which the particular share is part, from the date on which dividends on such shares became cumulative to and including the date fixed for such distribution or payment, less the aggregate of dividends paid thereon prior to such distribution or payment date, before any distribution or payment shall be made to the holders of stock of any class ranking Junior to the Cumulative Preference Stock. If such payment shall have been made in full to the holders of the Cumulative Preference Stock, the remaining assets and funds of the Corporation shall be distributed among the holders of the Common Stock and the holders of stock of any other class ranking junior to the Cumulative Preference Stock according to their respective rates and preferences, and according to their respective shares. If upon any such liquidation, dissolution or winding up of the affairs of the Corporation the amounts payable on liquidation are not sufficient to pay in full the holders of all outstanding Cumulative Preference Stock, the holders of all series of Cumulative Preference Stock shall share ratably in any distribution of assets in accordance with the sums which would be payable on such shares if all sums payable were discharged in full.

     The merger or consolidation of the Corporation into or with any other corporation, or the merger of any other corporation into it, or the sale, lease or conveyance of all or substantially all the property or business of the

Corporation, shall not be deemed to be a dissolution, liquidation or winding up for the purposes of this paragraph H.

     I. No holder of Cumulative Preference Stock shall be entitled, as such, as a matter of right, to subscribe for or purchase any part of any new or additional issue of stock or of securities of the Corporation convertible into stock, of any class whatsoever, whether now or hereafter authorized, and whether issued for cash, property, services or otherwise.

     J. In addition to the voting rights expressly provided in paragraphs E, F and G of this Article Fourth, the holders of Cumulative Preference Stock shall also be entitled to vote for the election of Directors and on all other matters submitted to a vote of the holders of the Common Stock of the Corporation, voting jointly as a single class with the holders of the Common Stock and not as a separate class, without regard to series, and subject to the provisions of paragraph AA of this Article Fourth. Except as otherwise required by law, each holder of stock of the Corporation entitled to vote shall have one (1) vote for each share held thereof. No adjustment of the voting rights provided by this paragraph J shall be made in the event of any increase or decrease in the number of shares of Common Stock authorized, issued or outstanding or in the event of a stock split or combination of the Common Stock or in the event of a stock dividend on any class of stock payable in shares of Common Stock; and for the purposes paragraph F of this Article Fourth, no amendment, alteration or repeal of any provisions of the Articles of Incorporation of the Corporation, as amended, adopted for the purpose of effecting any of the foregoing shall be deemed to affect adversely the voting rights of outstanding shares of the Cumulative Preference Stock or the holders thereof.

                                  COMMON STOCK


     AA. In addition to the express terms and provisions of the Common Stock set forth above in this Article Fourth, the following terms and provisions shall be applicable to the Common Stock:


          (a) Each holder of Common Stock shall be entitled to one (1) vote for each share held thereof. Except as otherwise expressly provided in the Articles of Incorporation of the Corporation, as amended, and except as may be otherwise required by law or as a lesser vote may be permitted by law, the Corporation may lease, sell, exchange, transfer or otherwise dispose of all or substantially all of the property, assets or business of the Corporation or consolidate or merge with or into, or merge into the Corporation, any other corporation or corporations, or the Corporation may be dissolved voluntarily, or the Corporation may amend in any manner its Articles of Incorporation, or may take such other action as may require the authorization of shareholders, upon the affirmative vote of the holders of
     shares of the Cumulative Preference Stock and of the holders of      shares
     of the Common Stock, voting jointly as a single class and not as separate classes, and without regard to series of the Cumulative Preference Stock, holding shares having a majority of the total voting power of all the shares of Cumulative Preference Stock and Common Stock at the time outstanding and entitled to vote. Except as may be otherwise expressly provided in the Articles of Incorporation of the Corporation, as amended, and except as may be otherwise required by law or as a lesser vote may be permitted by law, whenever by law a vote of the holders of the Common Stock as a separate class may be required to authorize the taking of any action by the Corporation, the affirmative vote of the holders of a majority of the shares of Common Stock at the time outstanding and entitled to vote shall be sufficient authorization by the holders of the Common Stock as a separate class for the taking of such action.

          (b) No holder of Common Stock shalt be entitled, as such, as a matter of right, to subscribe for or purchase any part of any new or additional issue of stock or of securities of the Corporation convertible into stock, of any class whatsoever, whether now or hereafter authorized, and whether issued for cash, property, services or otherwise.

     ARTICLE FIFTH:

     A. [ARTICLE FIFTH:] Series [of] A Cumulative Preference Stock.:


     The designation and express terms and provisions of [a series of the] SERIES A Cumulative Preference Stock of the Corporation be and hereby are fixed as follows:


     [A.] 1. Designation. The distinctive designation of said series shall be "Series A Cumulative Preference Stock" (hereinafter sometimes called the "Series A Preference Stock") and the number of shares initially constituting said series shall be five hundred seventy-five thousand (575,000). The number of authorized shares of the Series A Preference Stock may be increased or decreased by further resolution duly adopted by the Board of Directors of the Corporation stating that such increase or decrease has been so authorized.

     [B] 2. Dividends and Distributions. The holders of record of shares of Series A Preference Stock shall be entitled to receive, when, as and if declared by the Board of Directors out of funds legally available for the purpose, quarterly dividends payable in cash on the last day of March, June, September and December in each year (each such date being referred to herein as a "Quarterly Dividend Payment Date"), commencing on the first Quarterly Dividend Payment Date after the first issuance of a share or fraction of a share of Series A Preference Stock (the "Original Issue Date"), in an amount per share (rounded to the nearest cent) equal to, but no more than, the greater of (a) Twelve Dollars and Fifty Cents ($12.50) or (b) subject to the provision for adjustment hereinafter set forth, one hundred (100) times the aggregate per share amount of all cash dividends, and one hundred (100) times the aggregate per share amount (payable in kind) of all non-cash dividends or other distributions other than a dividend payable in shares of Common Stock or a subdivision of the outstanding shares of Common Stock (by reclassification or otherwise), declared on the Common Stock of the Corporation since the immediately preceding Quarterly Dividend Payment Date, or, with respect to the first Quarterly Dividend Payment Date, since the Original issue Date. In the event the Corporation shall at any time on or after the Original Issue Date declare or pay any dividend on the shares of Common Stock payable in shares of Common Stock, or effect a subdivision or combination or consolidation of the outstanding Common Stock (by reclassification or otherwise than by payment of a dividend in Common Stock) into a greater or lesser number of shares of Common Stock, therein each such case the amount to which holders of shares of Series A Preference Stock are entitled (without giving effect to such event) under clause
(b) of the preceding sentence shall be adjusted by multiplying such amount by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

     The Corporation shall declare a dividend or distribution on the Series A Preference Stock as provided in the paragraph above immediately after it declares a dividend or distribution on the Common Stock (other than a dividend payable in shares of Common Stock); provided that, in the event no dividend or distribution shall have been declared on the Common Stock during the period between any Quarterly Dividend Payment Date and the next subsequent Quarterly Dividend Payment Date, a dividend of Twelve Dollars and Fifty Cents ($12 50) per share on the Series A Preference Stock shall nevertheless be payable on such subsequent Quarterly Dividend Payment Date.

     [C.] 3. Redemption. The shares of the Series A Cumulative Preference Stock shall be redeemable at the option of the Corporation, as a whole or in part, at any time or from time to time, in accordance with the provisions of paragraph C of Article FOURTH of the Corporation's Amended Articles of Incorporation, at a redemption price per share equal to the Market Price (as hereinafter defined) of the Common Stock on the Trading Day (as hereinafter defined) immediately prior to the date fixed for redemption, multiplied by one hundred (100) (the "Multiplier"), plus in each case a sum equal to dividends accrued but unpaid; provided, however, that if the Series A Preference Stock shall be called for redemption prior to February 18, 2007, the Multiplier shall be one hundred and twenty-five (125).

     In the event the Corporation shall at any time on or after the Original Issue Date declare or pay any dividend on the shares of Common Stock payable in shares of Common Stock, or effect a subdivision or combination or consolidation of the outstanding Common Stock (by reclassification or otherwise than by payment of a dividend in Common Stock), into a greater or lesser number of shares of Common Stock, then in each such case the

Language indicated as being shown by strike out in the typeset document is enclosed in brackets "[" and "]" in the electronic format.

amount to which holders of Series A Preference Stock -were entitled (without giving effect to such event), shall be adjusted by multiplying such amount by a fraction the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event. As used herein, the term "Market Price" per share of the Common Stock on any date of determination shall mean the average of the daily closing price per share of the Common Stock (determined as described below) on each of the twenty
(20) consecutive Trading Days through and including the Trading Day immediately preceding such date; provided, however, that if the Company shall at any time
(i) declare a dividend on the Common Stock payable in Common Stock, (ii) subdivide the outstanding Common Stock, (iii) combine the outstanding Common Stock into a smaller number of shares of Common Stock or (iv) issue any shares in a reclassification of the Common Stock, and such event or an event of a type analogous to any such event shall have caused the closing prices used to determine the Market Price on any Trading Days not to be fully comparable with the closing price on such date of determination, each such closing price so used shall be appropriately adjusted in order to make it fully comparable with the closing price on such date of determination. The closing price per share of the Common Stock on any date shall be the last sale price, regular way, or, in case no such sale takes place on such date, the average of the closing bid and asked prices, regular way, for each share of the Common Stock, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the New York Stock Exchange or, if the Common Stock is not listed or admitted to trading on the New York Stock Exchange, as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which the Common Stock is listed or admitted to trading or, if the Common Stock is not listed or admitted to trading on any national securities exchange, the average of the high bid and low asked prices for each share of Common Stock in the over-the-counter market, as reported by the National Association of Securities Dealers, Inc. Automated Quotation System (NASDAQ) or such other system then in use, or, if on any such date the Common Stock is not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in the securities selected by the Board of Directors of the Corporation: provided, however, that if on such date the Common Stock is not listed or admitted for trading on a national securities exchange or traded in the over-the-counter market, the closing price per share of the Common Stock on such date shall mean the fair value per share of Common Stock on such date as determined in good faith by the Board of Directors of the Corporation, after consultation with a nationally recognized investment banking firm with respect to the fair value per share of such securities, and set forth in a certificate delivered to the Corporation.

     As used herein, the term "Trading Day," when used with respect to the Common Stock, shall mean a day on which the principal national securities exchange on which the Common Stock is listed or admitted to trading is open for the transaction of business or, if the Common Stock is not listed or admitted to trading on any national securities exchange, a Business Day (defined to mean any day other than a Saturday, Sunday or a day on which banking institutions in New York, New York are generally authorized or obligated by law or executive order to close).

     [D] 4. Conversion or Exchange. Except as otherwise provided herein, the holders of shares of this Series A Preference Stock shall not have any rights herein to convert such shares into or exchange such shares for shares of any other class or classes or of any other series of any class or classes of capital stock of the Corporation.

     In case the Corporation shall enter into any consolidation, merger, combination, reclassification or other transaction in which the shares of Common Stock are exchanged for or changed into other stock or securities, cash and/or any other property, then in any such case the shares of Series A Preference Stock shall at the same time be similarly exchanged or changed in an amount per share (subject to the provision for adjustment hereinafter set forth) equal to one hundred (100) times the aggregate amount of stock, securities, cash and/or any other property (payable in kind), as the case may be, into which or for which each share of Common Stock is changed or exchanged. In the event the Corporation shall at any time on or after the Original Issue Date declare or pay any dividend on Common Stock payable in shares of Common Stock, or effect a subdivision or combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise) into a greater or lesser number of shares of Common Stock, then in each such case the amount set forth in the preceding sentence with respect to the exchange or change of shares of Series A Preference Stock shall be adjusted by multiplying

Language indicated as being shown by strike out in the typeset document is enclosed in brackets "[" and "]" in the electronic format.

such amount by a fraction the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

     [E] 5. Liquidation Rights. Upon the voluntary liquidation, dissolution or winding up of the Corporation, the holders of the shares of this Series shall be entitled to receive an amount equal to the redemption price therefor current at the time of the distribution or payment date, and any other amounts specified in paragraph H of Article FOURTH of the Corporation's Amended Articles of Incorporation. Upon the involuntary liquidation, dissolution or winding up of the Corporation, the holders of the shares of this series Shall be entitled to receive an amount equal to Thirty-Three Dollars and Thirty-Three Cents ($33.33) and any other amounts specified in paragraph H of Article FOURTH of the Corporation's Amended Articles of Incorporation.

     [F] 6. Fractional Shares. Series A Preference Stock may be issued in fractions of a share which shall entitle the holder, in proportion to such holders' fractional shares, to exercise voting rights, receive dividends, participate in distributions and to have the benefit of all other rights of holders of Series A Preference Stock.

     B. SERIES B CUMULATIVE PREFERENCE STOCK. THE VOTING RIGHTS RELATING TO THE CUMULATIVE PREFERENCE STOCK SET FORTH IN PARAGRAPHS E, F AND J OF ARTICLE FOURTH ARE APPLICABLE TO THE SERIES B CUMULATIVE PREFERENCE STOCK, EXCEPT THAT THE SERIES B CUMULATIVE PREFERENCE STOCK IS ALSO ENTITLED TO ONE VOTE FOR EACH SHARE OF SUCH STOCK UPON ALL MATTERS PRESENTED TO THE SHAREHOLDERS; AND EXCEPT AS OTHERWISE PROVIDED HEREIN OR REQUIRED BY LAW, THE HOLDERS OF SERIES B CUMULATIVE PREFERRED STOCK AND THE HOLDERS OF COMMON STOCK SHALL VOTE TOGETHER AS ONE CLASS ON ALL MATTERS.

     C. SERIES C CUMULATIVE PREFERENCE STOCK. THE VOTING RIGHTS RELATING TO THE CUMULATIVE PREFERENCE STOCK SET FORTH IN PARAGRAPHS E, F AND J OF ARTICLE FOURTH ARE APPLICABLE TO THE SERIES C CUMULATIVE PREFERENCE STOCK, EXCEPT THAT THE SERIES C CUMULATIVE PREFERENCE STOCK IS ALSO ENTITLED TO ONE VOTE FOR EACH SHARE OF SUCH STOCK UPON ALL MATTERS PRESENTED TO THE SHAREHOLDERS; AND EXCEPT AS OTHERWISE PROVIDED HEREIN OR REQUIRED BY LAW, THE HOLDERS OF SERIES C CUMULATIVE PREFERRED STOCK AND THE HOLDERS OF COMMON STOCK SHALL VOTE TOGETHER AS ONE CLASS ON ALL MATTERS.

     ARTICLE SIXTH: The Corporation is authorized by these Articles to purchase shares of any class issued by it in all instances except as otherwise expressly prohibited by these Articles or as prohibited by law.

     ARTICLE SEVENTH:

     A. The right to cumulate votes in the election of Directors shall not exist with respect to shares of stock of the Corporation.

     B. Notwithstanding the provisions of paragraph AA(a) of Article FOURTH hereof or any other provisions of these Articles of Incorporation or the Code of Regulations (and notwithstanding that a lesser percentage may be allowed by law), the provisions of this Article SEVENTH may only be altered, amended, added to or repealed at a meeting held for such purpose by the affirmative vote of the holders of not less than eighty percent (80%) of the total voting power of the Corporation entitled to vote, voting jointly as a single class.

     ARTICLE EIGHTH:

     A. The Directors shall be divided, with respect to the terms for which they severally hold office, into three (3) classes, as nearly equal in number as the then total number of Directors constituting the whole Board permits, as determined by the Board of Directors, with the term of office of one (1) class expiring each year. At the Annual Meeting of Shareholders in 1988, at which the Directors shall be initially classified, Directors of the first class shall be elected to hold office for a term expiring at the next succeeding Annual Meeting in 1989, Directors of the second class shall be elected to hold office for a term expiring at the second succeeding Annual Meeting in 1990 and Directors of the third class shall be elected to hold office for a term expiring at the third succeeding Annual Meeting in 1991, with each class of Directors to hold office until their successors are duly elected and qualified. At each Annual Meeting of Shareholders following such initial classification and election, Directors elected to succeed those Directors whose terms shall then expire, other than those Directors elected as provided in paragraph B of this Article EIGHTH by a separate class vote of the holders of any class or series of stock having a preference over the Common Stock as to dividends or upon liquidation of the Corporation, shall be elected to
                                      E-10

Language indicated as being shown by strike out in the typeset document is enclosed in brackets "[" and "]" in the electronic format.

hold office for a term expiring at the third succeeding Annual Meeting after such election. In the event of any increase in the number of Directors of the Corporation, the additional Director or Directors shall be so classified that all classes of Directors shall be as nearly equal in number as may be possible, as determined by the Board of Directors. In the event of any decrease in the number of Directors of the Corporation, all classes of Directors shall be decreased in number as nearly equally as may be possible, as determined by the Board of Directors. No decrease in the number of Directors shall shorten the term of any incumbent Director. To the extent required by law, each class of Directors shall consist of at least three (3) Directors.

     B. In the event that the holders of any class or series of stock of the Corporation having a preference over the Common Stock as to dividends or upon liquidation of the Corporation are entitled, by a separate class vote, to elect Directors pursuant to the terms of these Articles of Incorporation (as they may be duly amended from time to time), then the provisions of the Articles of Incorporation with respect to their rights shall apply. Except as otherwise expressly provided in the Articles of Incorporation, the Directors that may be so elected by the holders of any such class or series of stock shall be elected for terms expiring at the next Annual Meeting of Shareholders and, without regard to the classification of the remaining members of the Board of Directors, vacancies among Directors so elected by the separate class vote of any such class or series of stock shall be filled by the remaining Directors elected by such class or series, or, if there are no such remaining Directors, by the holders of such class or series in the same manner in which such class or series initially elected Directors.

     C. If at any meeting for the election of Directors, more than one (1) class of stock, voting separately as classes, shall be entitled to elect one (1) or more Directors and there shall be a quorum of only one (1) such class of stock, that class of stock shall be entitled to elect its quota of Directors notwithstanding the absence of a quorum of the other class or classes of stock.

     D. Notwithstanding the provisions of paragraph AA(a) of Article FOURTH hereof or any other provisions of these Articles of Incorporation or the Corporation's Code of Regulations (and notwithstanding that a lesser percentage may be allowed by law), the provisions of this Article EIGHTH may be altered, amended, added to or repealed at a meeting held for such purpose only by the affirmative vote of the holders of not less than eighty percent (80%) of the total voting power of the Corporation entitled to vote, voting jointly as a single class.

                                   ANNEX F
[NOTE: MARKINGS INDICATE PROPOSED AMENDMENTS.
TEXT THAT IS STRUCK THROUGH INDICATES LANGUAGE TO BE DELETED.
TEXT THAT IS UNDERLINED AND BOLD INDICATES LANGUAGE TO BE ADDED.]

                    COMPOSITE VERSION OF CODE OF REGULATIONS
                                       OF
                                  GENCORP INC.
                   (AS AMENDED AND AS PROPOSED TO BE AMENDED)

ARTICLE 1.

SHAREHOLDERS' MEETINGS.

SECTION 1. ANNUAL MEETING.

     The Annual Meeting of the shareholders shall be held at the principal office of the Corporation in the State of Ohio, or at such other place in or outside of the State of Ohio as shall be designated in the notice of such meeting on such date and at such hour [during the month of March] as may be fixed by the Board of Directors, for the purpose of electing Directors and for considering reports to be laid before said Meeting. Upon due notice there may also be considered and acted upon at an Annual Meeting any matter which could properly be considered and acted upon at a Special Meeting, in which case and for which purpose the Annual Meeting shall also be considered as and shall be a Special Meeting. In the event the Annual Meeting is not held, or if the Directors are not elected thereat, a Special Meeting may be called and held for that purpose.

SECTION 2. SPECIAL MEETINGS.

     Special Meetings of the shareholders may be called by the Chairman of the Board, the President or a Vice President, or by a majority of the members of the Board of Directors acting with or without a meeting, or by the persons who hold of record an aggregate of at least [twenty-five] FIFTY percent [(25%)] (50%) of the voting power of the shares outstanding and entitled to be voted on the proposals to be submitted at said meeting.

     Upon the request in writing delivered to the President or Secretary by any persons entitled to call a meeting of shareholders, it shall be the duty of the President or Secretary to give notice to shareholders, and if such request be refused, then the persons making such request may call a meeting by giving notice in the manner hereinafter provided.

     Special meetings of shareholders may be held at such place in or outside of the State of Ohio as shall be designated in the notice of such meeting.

SECTION 3. NOTICE OF MEETINGS.

     Notice of all shareholders' meetings, whether annual or special, shall be given in writing by the President or a Vice President or the Secretary or an Assistant Secretary (or in case of their refusal, by the person or persons entitled to call meetings under the provisions of Section 2 of this Article 1), which notice shall state the purpose or purposes for which the meeting is called and the time when and place where it is to be held. Not more than sixty (60) nor less than seven (7) days prior to any such meeting, a copy of such notice shall be served upon or mailed to each shareholder of record entitled to vote at such meeting or entitled to notice thereof, directed, postage prepaid, to his last address as it appears upon the records of the Corporation.

SECTION 4. WAIVER OF NOTICE.

     Notice of shareholders' meetings shall not be required to be given to those shareholders who attend the meeting either in person or by proxy or if waived, either before or after the meeting, by written assent, filed with or entered upon the records of such meeting, of shareholders not so attending who are entitled to notice.

                                       F-1

Language indicated as being shown by strike out in the typeset document is enclosed in brackets "[" and "]" in the electronic format.

SECTION 5. RECORD DATE; CLOSING OF TRANSFER BOOKS.

     The Board of Directors may fix a date not exceeding sixty (60) days preceding any meeting of shareholders, as a record date for the determination of the shareholders entitled to notice of such meeting and entitled to vote thereat, and may close the books of the Corporation against transfer of shares during the whole or any part of such period.

     If the Board of Directors shall not fix a record date as aforesaid, the shareholders of record at the close of business on the fifteenth (15th) day prior to the date of the meeting shall be the shareholders entitled to notice of such meeting, and the shareholders of record at the close of business on the tenth (10th) day prior to the date of the meeting shall be the shareholders entitled to vote thereat.

     At any meeting of shareholders a list of shareholders entitled to vote, alphabetically arranged, showing the address, number, classes of shares held by each on the record date fixed as hereinbefore provided shall be produced on the request of any shareholder and such list shall be prima facie evidence of the ownership of shares and of the right of shareholders to vote, when certified by the Secretary of the Corporation or by the agent of the Corporation having charge of the transfer of shares.

SECTION 6. VOTING.

     Except as otherwise provided in the Articles of Incorporation, every shareholder of record shall be entitled at each meeting of shareholders to one
(1) vote for each share on which no installment is overdue and unpaid standing in his name on the books of the Corporation at the record date fixed as provided in Section 5 above.

     In all cases, except where otherwise provided by Statute or by the Articles of Incorporation or this Code of Regulations, a majority of the votes cast shall control.

SECTION 7. PROXIES.

     At any meeting of the shareholders, any shareholder of record entitled to vote may be represented and may vote by proxy or proxies appointed by an instrument in [writing executed] A FORM PERMITTED BY CHAPTER 1701 OF THE OHIO REVISED CODE (OR ANY SUCCESSOR PROVISION) within eleven (11) months prior to the date of its use (unless the instrument provides for a longer period). [and filed with the Secretary at or before the meeting]

     In the event that such instrument in writing shall designate three (3) or more persons to act as proxies, a majority of such persons present at the meeting, or if only one (1) shall be present then that one (1), shall have and may exercise all of the powers conferred by such written instrument upon all of the persons so designated unless the instrument shall otherwise provide.

     Any signature on such instrument approved by the Inspectors hereinafter provided for as genuine, shall be deemed to be the signature of the shareholder whose name is signed thereon, and the falsity of such signature shall in no manner impair the validity of such instrument or of any vote or action taken at such meeting, provided that such shareholder shall not have previously filed with the Secretary of the Corporation his authorized signature guaranteed by a reputable bank or trust company.

SECTION 8. ORGANIZATION OF MEETINGS.

     Any meeting of shareholders having been called to order, the presiding officer may appoint three (3) Inspectors, who shall determine whether or not a quorum is present, and in connection with the election of Inspectors by the shareholders hereinafter referred to, shall decide all questions concerning the qualifications of voters, the validity of proxies, the acceptance or rejection of votes and the result of the vote. After a quorum has been determined to be present any shareholder entitled to vote may request the election of three (3) Inspectors, who shall thereupon be elected by the vote of a majority of the shareholders present in person or by proxy and entitled to vote at such meeting. The Inspectors so elected shall thereafter at said meeting decide all questions concerning the qualifications of voters, the validity of proxies, the acceptance or rejection of votes and shall receive and count the votes upon any election or question submitted to the meeting, shall determine the result of the vote and make a certificate thereof to be filed with the minutes of the meeting.

                                       F-2

Language indicated as being shown by strike out in the typeset document is enclosed in brackets "[" and "]" in the electronic format.

     In the event that no shareholder requests the election of Inspectors by the shareholders as aforesaid, the Inspectors appointed by the presiding officer pursuant to the provisions of the first paragraph of this section shall have all of the powers and duties set forth above in respect to Inspectors elected by the shareholders.

     No Inspector, whether appointed or elected, need be a shareholder.

SECTION 9. QUORUM.

     At any meeting of shareholders, either annual of special, the presence in person or by proxy of the holders of record of shares entitling them to exercise a majority of the voting power of the outstanding shares of a class of stock shall be necessary to constitute a quorum of that class. If there be no quorum of a particular class of stock at the time when and place where any such meeting at which that class is entitled to vote is called to be held, the holders of shares of that class entitling them to exercise a majority of the voting power of that class present in person or represented by proxy may adjourn the meeting as to that class from time to time without notice other than by announcement at the meeting until a quorum of that class exists. No business shall be transacted at any such adjourned meeting except such as might have been lawfully transacted by that class at the original meeting.

     In the event that at any meeting at which the holders of more than one (1) class are entitled to vote a quorum of any class is lacking, the holders of the class or classes represented by a quorum may proceed with the transaction of the business to be transacted by the respective classes, and if such business is the election of Directors, the Directors whose successors shall not have been elected shall continue in office until their successors shall have been elected and qualified.

     For purposes of the preceding paragraphs of this Section 9, whenever any series of any class of stock is entitled to vote separately as a series with respect to any matter, such series shall be deemed to be a "class" as that term is used in such preceding paragraphs insofar as that matter is concerned, and whenever two (2) or more classes of stock are entitled to vote only jointly as a single class and not as separate classes with respect to any matter, such classes shall together be deemed to be a single "class" as that term is used in such preceding paragraphs insofar as that matter is concerned.

SECTION 10. ACTION WITHOUT MEETING.

     Any action which may be authorized or taken at any meeting of shareholders may be authorized or taken without a meeting in a writing, or writings, signed by all the shareholders who would be entitled to notice of a meeting of shareholders held for such purpose, which writing, or writings, shall be filed or entered upon the records of the Corporation.

SECTION 11. ACCOUNTS AND REPORTS TO SHAREHOLDERS.

     Adequate and correct accounts of the business transactions of the Corporation, including accounts of its assets, liabilities, receipts, disbursements, gains, losses, stated capital and shares, shall be kept and maintained. Except for unreasonable or improper purposes, books of accounts, lists of shareholders, voting trust agreements, if any, and the minutes of meetings of the shareholders and Directors shall be open to the inspection of every shareholder at all reasonable times, provided, however, that any shareholder may be required by the officers of the Corporation to satisfy them or the Board of Directors that the information sought by such inspection is desired in good faith and will not be used to the detriment of the Corporation.

     At the Annual Meeting, or any other meeting at which Directors are to be elected, the officers of the Corporation shall lay before the shareholders a statement of profit and loss and a balance sheet containing a summary of the assets and liabilities, a summary of profits earned, dividends paid and other changes in the surplus accounts of the Corporation, made up to a date not more than four (4) months before said meeting from the date up to which the last preceding statement, account and balance sheet were made. A certificate signed by the President or Vice President or the Treasurer or an Assistant Treasurer or by a public accountant or firm of public accountants shall be appended to such statement of profit and loss and to the balance sheet, stating that they present fairly the financial position of the Corporation and the results of its operations in conformity with generally accepted accounting practices applied on a consistent basis with that of the preceding period.

     The officers of the Corporation, upon written request of any shareholder made within sixty (60) days after notice of any such meeting, shall, not later than the fifth (5th) day after receiving such request or the fifth (5th) day before the meeting, whichever is the later date, mail to such requesting shareholder a copy of the financial statements to be laid before the shareholders at such meeting.

SECTION 12. ORDER OF BUSINESS.

     [At all shareholders' meetings the order of business shall be as established from time to time by the Board of Directors.] (a) THE CHAIRMAN, OR SUCH OTHER OFFICER OF THE CORPORATION DESIGNATED BY A MAJORITY OF THE TOTAL NUMBER OF DIRECTORS THAT THE CORPORATION WOULD HAVE IF THERE WERE NO VACANCIES ON THE BOARD OF DIRECTORS (SUCH NUMBER BEING REFERRED TO AS THE "WHOLE BOARD"), WILL CALL MEETINGS OF SHAREHOLDERS TO ORDER AND WILL ACT AS PRESIDING OFFICER THEREOF. UNLESS OTHERWISE DETERMINED BY THE BOARD OF DIRECTORS PRIOR TO THE MEETING, THE PRESIDING OFFICER OF THE MEETING OF SHAREHOLDERS WILL ALSO DETERMINE THE ORDER OF BUSINESS AND HAVE THE AUTHORITY IN HIS OR HER SOLE DISCRETION TO REGULATE THE CONDUCT OF ANY SUCH MEETING INCLUDING, WITHOUT LIMITATION, BY IMPOSING RESTRICTIONS ON THE PERSONS (OTHER THAN SHAREHOLDERS OF THE CORPORATION OR THEIR DULY APPOINTED PROXIES) WHO MAY ATTEND ANY SUCH SHAREHOLDERS' MEETING, BY ASCERTAINING WHETHER ANY SHAREHOLDER OR HIS PROXY MAY BE EXCLUDED FROM ANY MEETING OF SHAREHOLDERS BASED UPON ANY DETERMINATION BY THE PRESIDING OFFICER, IN HIS SOLE DISCRETION, THAT ANY SUCH PERSON HAS UNDULY DISRUPTED OR IS LIKELY TO DISRUPT THE PROCEEDINGS OF THE MEETING, AND BY DETERMINING THE CIRCUMSTANCES IN WHICH ANY PERSON MAY MAKE A STATEMENT OR ASK QUESTIONS AT ANY MEETING OF SHAREHOLDERS.

     (b) AT AN ANNUAL MEETING OF THE SHAREHOLDERS, ONLY SUCH BUSINESS WILL BE CONDUCTED OR CONSIDERED AS IS PROPERLY BROUGHT BEFORE THE MEETING. TO BE PROPERLY BROUGHT BEFORE AN ANNUAL MEETING, BUSINESS MUST BE (i) SPECIFIED IN THE NOTICE OF MEETING (OR ANY SUPPLEMENT THERETO) GIVEN BY OR AT THE DIRECTION OF THE PRESIDENT, A VICE PRESIDENT, THE SECRETARY OR AN ASSISTANT SECRETARY IN ACCORDANCE WITH ARTICLE 1, SECTION 3, (ii) OTHERWISE PROPERLY BROUGHT BEFORE THE MEETING BY THE PRESIDING OFFICER OR BY OR AT THE DIRECTION OF A MAJORITY OF THE WHOLE BOARD, OR (iii) OTHERWISE PROPERLY REQUESTED TO BE BROUGHT BEFORE THE MEETING BY A SHAREHOLDER OF THE CORPORATION IN ACCORDANCE WITH ARTICLE 1,
SECTION 12(c).

     (c) FOR BUSINESS TO BE PROPERLY REQUESTED BY A SHAREHOLDER TO BE BROUGHT BEFORE AN ANNUAL MEETING, (i) THE SHAREHOLDER MUST BE A SHAREHOLDER OF THE CORPORATION OF RECORD AT THE TIME OF THE GIVING OF THE NOTICE FOR SUCH ANNUAL MEETING PROVIDED FOR IN THIS CODE OF REGULATIONS, (ii) THE SHAREHOLDER MUST BE ENTITLED TO VOTE AT SUCH MEETING, (iii) THE SHAREHOLDER MUST HAVE GIVEN TIMELY NOTICE THEREOF IN WRITING TO THE SECRETARY, AND (iv) IF THE SHAREHOLDER, OR THE BENEFICIAL OWNER ON WHOSE BEHALF ANY BUSINESS IS BROUGHT BEFORE THE MEETING, HAS PROVIDED THE CORPORATION WITH A PROPOSAL SOLICITATION NOTICE, AS THAT TERM IS DEFINED IN THIS ARTICLE 1, SECTION 12(c) BELOW, SUCH SHAREHOLDER OR BENEFICIAL OWNER MUST HAVE DELIVERED A PROXY STATEMENT AND FORM OF PROXY TO THE HOLDERS OF AT THE LEAST THE PERCENTAGE OF SHARES OF THE CORPORATION ENTITLED TO VOTE REQUIRED TO APPROVE SUCH BUSINESS THAT THE SHAREHOLDER PROPOSES TO BRING BEFORE THE ANNUAL MEETING AND INCLUDED IN SUCH MATERIALS THE PROPOSAL SOLICITATION NOTICE. TO BE TIMELY, A SHAREHOLDER'S NOTICE MUST BE DELIVERED TO OR MAILED AND RECEIVED AT THE PRINCIPAL EXECUTIVE OFFICES OF THE CORPORATION NOT LESS THAN 60 NOR MORE THAN 90 CALENDAR DAYS PRIOR TO THE FIRST ANNIVERSARY OF DATE ON WHICH THE CORPORATION FIRST MAILED ITS PROXY MATERIALS FOR THE PRECEDING YEAR'S ANNUAL MEETING OF SHAREHOLDERS; PROVIDED, HOWEVER, THAT IF THE DATE OF THE ANNUAL MEETING IS ADVANCED MORE THAN 30 CALENDAR DAYS PRIOR TO OR DELAYED BY MORE THAN 30 CALENDAR DAYS AFTER THE ANNIVERSARY OF THE PRECEDING YEAR'S ANNUAL MEETING, NOTICE BY THE SHAREHOLDER TO BE TIMELY MUST BE SO DELIVERED NOT LATER THAN THE CLOSE OF BUSINESS ON THE LATER OF THE 90TH CALENDAR DAY PRIOR TO SUCH ANNUAL MEETING OR THE 10TH CALENDAR DAY FOLLOWING THE DAY ON WHICH PUBLIC ANNOUNCEMENT OF THE DATE OF SUCH MEETING IS FIRST MADE. IN NO EVENT SHALL THE PUBLIC ANNOUNCEMENT OF AN ADJOURNMENT OF AN ANNUAL MEETING COMMENCE A NEW TIME PERIOD FOR THE GIVING OF A SHAREHOLDER'S NOTICE AS DESCRIBED ABOVE. A SHAREHOLDER'S NOTICE TO THE SECRETARY MUST SET FORTH AS TO EACH MATTER THE SHAREHOLDER PROPOSES TO BRING BEFORE THE ANNUAL MEETING (A) A DESCRIPTION IN REASONABLE DETAIL OF THE BUSINESS DESIRED TO BE BROUGHT BEFORE THE ANNUAL MEETING AND THE REASONS FOR CONDUCTING SUCH BUSINESS AT THE ANNUAL MEETING, (B) THE NAME AND ADDRESS, AS THEY APPEAR ON THE CORPORATION'S BOOKS, OF THE SHAREHOLDER PROPOSING SUCH BUSINESS AND OF THE BENEFICIAL OWNER, IF ANY, ON WHOSE BEHALF THE PROPOSAL IS MADE, (C) THE CLASS AND NUMBER OF SHARES OF THE CORPORATION THAT ARE OWNED BENEFICIALLY AND OF RECORD BY THE SHAREHOLDER PROPOSING SUCH BUSINESS AND BY THE BENEFICIAL OWNER, IF ANY,
                                       F-4

Language indicated as being shown by strike out in the typeset document is enclosed in brackets "[" and "]" in the electronic format.

ON WHOSE BEHALF THE PROPOSAL IS MADE, (d) ANY MATERIAL INTEREST OF SUCH SHAREHOLDER PROPOSING SUCH BUSINESS AND THE BENEFICIAL OWNER, IF ANY, ON WHOSE BEHALF THE PROPOSAL IS MADE IN SUCH BUSINESS AND (e) WHETHER EITHER SUCH SHAREHOLDER OR BENEFICIAL OWNER INTENDS TO DELIVER A PROXY STATEMENT AND FORM OF PROXY TO HOLDERS OF AT LEAST THE PERCENTAGE OF SHARES OF THE CORPORATION ENTITLED TO VOTE REQUIRED TO APPROVE THE PROPOSAL (AN AFFIRMATIVE STATEMENT OF SUCH INTENT, A "PROPOSAL SOLICITATION NOTICE"). NOTWITHSTANDING THE FOREGOING PROVISIONS OF THIS CODE OF REGULATIONS, A SHAREHOLDER MUST ALSO COMPLY WITH ALL APPLICABLE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, AND THE RULES AND REGULATIONS THEREUNDER WITH RESPECT TO THE MATTERS SET FORTH IN THIS ARTICLE 1, SECTION 12(c). FOR PURPOSES OF THIS ARTICLE 1, SECTION 12(c) AND
ARTICLE 2, SECTION 12, "PUBLIC ANNOUNCEMENT" MEANS DISCLOSURE IN A PRESS RELEASE REPORTED BY THE DOW JONES NEWS SERVICE, ASSOCIATED PRESS, OR COMPARABLE NATIONAL NEWS SERVICE OR IN A DOCUMENT PUBLICLY FILED BY THE CORPORATION WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO SECTIONS 13, 14, OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, OR PUBLICLY FILED BY THE CORPORATION WITH ANY NATIONAL SECURITIES EXCHANGE OR QUOTATION SERVICE THROUGH WHICH THE CORPORATION'S STOCK IS LISTED OR TRADED, OR FURNISHED BY THE CORPORATION TO ITS SHAREHOLDERS. NOTHING IN THIS ARTICLE 1, SECTION 12(c) WILL BE DEEMED TO AFFECT ANY RIGHTS OF SHAREHOLDERS TO REQUEST INCLUSION OF PROPOSALS IN THE CORPORATION'S PROXY STATEMENT PURSUANT TO RULE 14A-8 UNDER THE SECURITIES EXCHANGE ACT OF 1934.

     (d) AT A SPECIAL MEETING OF SHAREHOLDERS, ONLY SUCH BUSINESS MAY BE CONDUCTED OR CONSIDERED AS IS PROPERLY BROUGHT BEFORE THE MEETING. TO BE PROPERLY BROUGHT BEFORE A SPECIAL MEETING, BUSINESS MUST BE (i) SPECIFIED IN THE NOTICE OF THE MEETING (OR ANY SUPPLEMENT THERETO) GIVEN BY OR AT THE DIRECTION OF THE PRESIDENT, A VICE PRESIDENT, THE SECRETARY OR AN ASSISTANT SECRETARY (OR IN CASE OF THEIR FAILURE TO GIVE ANY REQUIRED NOTICE, THE OTHER PERSONS ENTITLED TO GIVE NOTICE) IN ACCORDANCE WITH ARTICLE 1, SECTION 3 OR (ii) OTHERWISE BROUGHT BEFORE THE MEETING BY THE PRESIDING OFFICER OR BY OR AT THE DIRECTION OF A MAJORITY OF THE WHOLE BOARD.

     (e) THE DETERMINATION OF WHETHER ANY BUSINESS SOUGHT TO BE BROUGHT BEFORE ANY ANNUAL OR SPECIAL MEETING OF THE SHAREHOLDERS IS PROPERLY BROUGHT BEFORE SUCH MEETING IN ACCORDANCE WITH THIS ARTICLE 1, SECTION 12 WILL BE MADE BY THE PRESIDING OFFICER OF SUCH MEETING. IF THE PRESIDING OFFICER DETERMINES THAT ANY BUSINESS IS NOT PROPERLY BROUGHT BEFORE SUCH MEETING, HE OR SHE WILL SO DECLARE TO THE MEETING AND ANY SUCH BUSINESS WILL NOT BE CONDUCTED OR CONSIDERED.

ARTICLE 2.

BOARD OF DIRECTORS.

SECTION 1. POWERS, NUMBER AND TERM OF OFFICE.

     The property and business of the Corporation shall be controlled, and its powers and authorities vested in and exercised, by a Board of Directors of not less than seven (7) (to the extent consistent with applicable law) nor more than seventeen (17) Directors, as shall be determined and fixed from time to time by the Board of Directors. Subject to the provisions of Article EIGHTH of the Articles of Incorporation, Directors shall be elected annually at the Annual Meeting of Shareholders or if not so elected, at a Special Meeting of Shareholders called for that purpose. Each Director shall hold office until the next meeting of shareholders at which his successor is elected or until his resignation, removal from office or death, whichever is earlier.

SECTION 2. CHANGES IN NUMBER OF DIRECTORS.

     Subject to the numerical limitations contained in Section 1 of this Article 2, and except as may be provided in the Articles of Incorporation (as it may be duly amended from time to time) relating to the rights of holders of any class or series of stock having a preference over the Common Stock as to dividends or upon liquidation of the Corporation to elect, by separate class vote, additional Directors, the number of Directors on the Board may be increased or reduced by the affirmative vote of (i) a majority of the members of the Board of Directors then in office or (ii) the holders of not less than eighty percent (80%) of the total voting power of the Corporation entitled to elect Directors, voting jointly as a single class, but no reduction shall have the effect of removing any Director prior to the expiration of his term of office.

SECTION 3. QUALIFICATION OF DIRECTORS.

     Within sixty (60) days after his election a Director shall qualify by accepting his election as a Director either in writing or by acting at a meeting of the Board of Directors.

SECTION 4. VACANCIES.

     In the event of the failure of a Director to so qualify, or in the event of his being declared of unsound mind by order of court, or in the event of his being adjudicated a bankrupt, his office may be declared vacant by the Board of Directors. Any vacancy including vacancies resulting from death or resignation, if occurring in the office of a Director for whom the holders of a particular class of stock are entitled to vote, may be filled by the vote of a majority of the remaining Directors for whom such shareholders are entitled to vote, although such majority is less than a quorum. Subject to the provisions of the preceding sentence any vacancy or vacancies in the office of Director may be filled by the affirmative vote of a majority of the members of the Board of Directors then in office. Within the meaning of this Section 4 a vacancy or vacancies shall also be deemed to exist in case the shareholder shall fail at any time to elect the full Board of authorized Directors or in case the Board of Directors shall increase the authorized number of Directors.

SECTION 5. MEETINGS.

     Meetings of the Board of Directors may be held at any time in or outside the State of Ohio.

     The Board of Directors may by resolution provide for regular meetings to be held at such times and places as it may determine, and such meetings may be held without further notice.

     Special meetings of the Board of Directors may be called by the Chairman of the Board or by the President of the Corporation or by not less than one-third (1/3) of the Directors then in office. Notice of the time and place of such meeting shall be served upon or telephoned to each Director at least twenty-four
(24) hours, or mailed or telephoned to each Director at his address as shown by the books of the Corporation at least forty-eight (48) hours prior to the time of the meeting. Notice of the time, place and purpose of any meeting of Directors may be waived by a Director either before or after the meeting by his written assent filed with or entered upon the record of the meeting, or by his attendance at such meeting.

SECTION 6. ACTION WITHOUT MEETING.

     Any action which may be authorized or taken at a meeting of the Directors may be authorized or taken without a meeting in a writing, or writings, signed by all of the Directors which shall be filed with or entered upon the records of the Corporation.

SECTION 7. QUORUM.

     A majority of the Directors then in office shall be necessary to constitute a quorum for the transaction of business, but if at any meeting of the Board there shall be less than a quorum present, a majority of those present may adjourn the meeting from time to time without notice other than announcement of the meeting until a quorum shall attend. The act of a majority of Directors present at a meeting at which a quorum is present shall be the act of the Board of Directors.

SECTION 8. FIXING OF RECORD DATES.

     The Board of Directors may fix a time not exceeding sixty (60) days preceding any dividend payment date, or any date for the allotment of rights, as a record date for the determination of the shareholders entitled to receive dividends or rights, and may close the books of the Corporation against transfer of shares during the whole or any part of such period.

SECTION 9. COMMITTEES.

     The Board of Directors may from time to time appoint certain of its members to act in the intervals between meetings of the Board as a committee or committees, and may delegate to such committee or committees powers and duties to be exercised and performed under the control and direction of the Board.

     In particular, the Board of Directors may create from its membership and define the powers and duties of an Executive Committee of not less than three
(3) members. During the intervals between meetings of the Board of Directors the Executive Committee, unless restricted by resolution of the Board, shall possess and may exercise, under the control and direction of the Board, all of the powers of the Board of Directors in the management and control of the business of the Corporation. All action taken by the Executive Committee shall be reported to the Board of Directors at its first meeting thereafter and shall be subject to revision or recision of the Board, provided, however, that rights of third parties shall not be affected by any such action of the Board.

     In every case the affirmative vote of a majority of the members present at a meeting at which a majority of the members are present, or the consent of all of the members of a Committee, shall be necessary for the approval of any action, and action may be taken by a Committee without a formal meeting or written consent. Each Committee shall meet at the call of any member thereof and shall keep a written record of all actions taken by it.

SECTION 10. INDEMNIFICATION AND INSURANCE.

     The Corporation shall indemnify [each official against all expenses, including attorneys' fees, actually and necessarily incurred by him in connection with the defense of any action by or in the right of the Corporation to procure a judgment in its favor, or in connection with any appeal therein, to which he is made or], TO THE FULL EXTENT THEN PERMITTED BY LAW, ANY PERSON WHO WAS OR IS A PARTY OR IS threatened to be made a party [by reason of being or having been an official, except in relation to matters as to which he is adjudged by the express terms of a judgment rendered on the final determination of the merits in such action to be liable for negligence or misconduct in the performance of his duty to the Corporation. Such indemnification shall not include amounts paid to the Corporation by judgment or in settling or otherwise disposing of a pending or threatened action] TO ANY THREATENED, PENDING OR COMPLETED ACTION, SUIT OR PROCEEDING, WHETHER CIVIL, CRIMINAL, ADMINISTRATIVE OR INVESTIGATIVE, BY REASON OF THE FACT THAT HE IS OR WAS A MEMBER OF THE BOARD OF DIRECTORS OR AN OFFICER, EMPLOYEE, MEMBER, MANAGER OR AGENT OF THE CORPORATION, OR IS OR WAS SERVING AT THE REQUEST OF THE CORPORATION AS A DIRECTOR, TRUSTEE, OFFICER, EMPLOYEE OR AGENT OF ANOTHER CORPORATION, LIMITED LIABILITY COMPANY, OR A PARTNERSHIP, JOINT VENTURE, TRUST OR OTHER ENTERPRISE. The Corporation shall [indemnify each official made or threatened to be made a party to any action (other than one by or in the right of the Corporation to procure a judgment in its favor but including any action by or in the right of a related corporation) by reason of being or having been an official, against all judgments, fines, amounts paid in settlement and] PAY, TO THE FULL EXTENT THEN REQUIRED BY LAW, expenses, including ATTORNEY'S FEES, INCURRED BY A MEMBER OF THE BOARD OF DIRECTORS IN DEFENDING ANY SUCH ACTION, SUIT OR PROCEEDING AS THEY ARE INCURRED, IN ADVANCE OF THE FINAL DISPOSITION THEREOF, AND MAY PAY, IN THE SAME MANNER AND TO THE FULL EXTENT THEN PERMITTED BY LAW, SUCH EXPENSES INCURRED BY ANY OTHER PERSON. THE INDEMNIFICATION AND PAYMENT OF EXPENSES PROVIDED HEREBY SHALL NOT BE EXCLUSIVE OF, AND SHALL BE IN ADDITION TO, ANY OTHER RIGHTS GRANTED TO THOSE SEEKING INDEMNIFICATION UNDER ANY LAW, THE ARTICLES OF INCORPORATION, ANY AGREEMENT, VOTE OF SHAREHOLDERS OR DISINTERESTED MEMBERS OF THE BOARD OF DIRECTORS, OR OTHERWISE, BOTH AS TO ACTION IN OFFICIAL CAPACITIES AND AS TO ACTION IN ANOTHER CAPACITY WHILE HE OR SHE IS A MEMBER OF THE BOARD OF DIRECTORS, OR AN OFFICER, EMPLOYEE OR AGENT OF THE CORPORATION, AND SHALL CONTINUE AS TO A PERSON WHO HAS CEASED TO BE A MEMBER OF [attorneys' fees, actually and necessarily incurred by him as a result of such action, or any appeal therein, if he acted in good faith, for a purpose which he reasonably believed to be in the best interests of the Corporation and, in criminal actions, in addition, had no reasonable cause to believe that this conduct was unlawful. The termination of any such action by judgment, settlement, conviction or upon a plea of nolo contendere, or its equivalent shall not in itself create a presumption that any such official did not act, in good faith, for a purpose which he reasonably believed to be in the best interests of the Corporation or that he had reasonable cause to believe that his conduct was unlawful.]

[If an official has been wholly successful, on the merits or otherwise, in the defense of an action of the character described in the first two paragraphs of this Section 10, he shall be entitled to indemnification as authorized in such paragraphs. Except as provided in the preceding sentence (and unless otherwise ordered by a court) any indemnification under such paragraphs shall be made by the Corporation, if and only if authorized in the specific case: (1) By the Board of Directors acting by a quorum consisting of directors who are not parties to such action or who were wholly successful in such action on the merits or otherwise, upon a finding that the official seeking indemnification under the first paragraph of this Section 10 has not been negligent or guilty of misconduct in the]
                                       F-7

Language indicated as being shown by strike out in the typeset document is enclosed in brackets "[" and "]" in the electronic format.

[performance of his duty to the Corporation as charged in the action, or if seeking indemnification under the second paragraph of this Section 10, has met the standard of conduct set forth in such paragraph, or,], trustee, officer, employee or agent and shall inure to the benefit of the heirs, executors, and administrators of such a person.

     [(2) If such a quorum is not obtainable with due diligence:]

[(a) By the Board of Directors upon the opinion in writing of independent legal counsel that indemnification is proper in the circumstances because such official has not been negligent or guilty of misconduct or has met the standard of conduct set forth in the second paragraph of this Section 10, as the case may be, or]

[(b) By a committee, appointed] THE CORPORATION MAY, TO THE FULL EXTENT THEN PERMITTED BY LAW AND AUTHORIZED by the Board of Directors, PURCHASE AND MAINTAIN INSURANCE OR FURNISH SIMILAR PROTECTION, INCLUDING BUT NOT LIMITED TO TRUST FUNDS, LETTERS OF CREDIT OR SELF-INSURANCE, ON BEHALF OF OR FOR ANY PERSONS DESCRIBED IN THE PRECEDING PARAGRAPH AGAINST ANY LIABILITY ASSERTED AGAINST AND INCURRED BY ANY SUCH PERSON IN ANY SUCH CAPACITY, OR ARISING OUT OF HIS STATUS AS SUCH, WHETHER OR NOT THE CORPORATION WOULD HAVE THE POWER TO INDEMNIFY SUCH PERSON AGAINST SUCH LIABILITY. INSURANCE MAY BE PURCHASED FROM OR MAINTAINED WITH A PERSON [of two (2) or more shareholders who are not Directors, officers or employees of the Corporation, upon a finding that such official has not been negligent or guilty of misconduct or has met the standard of conduct set forth in the second paragraph of this Section 10, as the case may be.]

[For purposes of this Section 10, (1) a "related corporation" shall mean any corporation in which the Corporation owns or owned shares or of which it is or was a creditor, (2) "official" shall mean a Director, officer, former Director, or former officer of the Corporation or any person who serves or has served at its request as a director or officer of a related corporation, and (3) "action" shall mean any civil or criminal] HAS A FINANCIAL INTEREST.

     THE CORPORATION, UPON APPROVAL BY THE BOARD OF DIRECTORS, MAY ENTER INTO AGREEMENTS WITH ANY PERSONS WHOM THE CORPORATION MAY INDEMNIFY UNDER THIS CODE OF REGULATIONS OR UNDER LAW AND UNDERTAKE THEREBY TO INDEMNIFY SUCH PERSONS AND TO PAY THE EXPENSES INCURRED BY THEM IN DEFENDING ANY action, suit or proceeding AGAINST THEM, WHETHER OR NOT THE CORPORATION WOULD HAVE THE POWER UNDER LAW OR THIS CODE OF REGULATIONS TO INDEMNIFY ANY SUCH PERSON.[.]

[Nothing in this Section 10 shall limit the power of the Corporation to indemnify or agree to indemnify any person not covered by this Section 10 under these provisions or to indemnify or agree to indemnify any person in any case not provided for herein.]

[The provisions of this Section 10 shall be in addition to any rights to, or eligibility for indemnification to which any person concerned may otherwise be or become entitled by agreement, provision of the Articles of Incorporation, vote of shareholders, court order or otherwise, and shall inure to the benefit of the heirs, executors, and administrators of each such person.]

[The provisions of this Section 10 shall apply in respect of all alleged or actual causes of action or offenses accrued or occurring before, on or after its adoption.]

SECTION 11. REMOVAL.

     Except as may be provided in the Articles of Incorporation (as it may be duly amended from time to time) relating to the rights of holders of any class or series of stock which has a preference over the Common Stock as to dividends or upon liquidation of the Corporation to elect, by separate class vote, additional Directors, Directors may [be removed from office by shareholders, with or without cause, only by the affirmative vote of the holders of not less than eighty percent (80%) of the total voting power of the Corporation entitled to elect Directors in place of those to be removed, voting jointly as a single class.] NOT BE REMOVED FROM THE BOARD OF DIRECTORS BY THE SHAREHOLDERS OR OTHERWISE, EXCEPT THAT A MAJORITY OF THE DIRECTORS THEN IN OFFICE MAY REMOVE A DIRECTOR IF THE DIRECTOR TO BE REMOVED (i) IS UNABLE TO ENGAGE IN ANY SUBSTANTIAL GAINFUL ACTIVITY BY REASON OF ANY MEDICALLY DETERMINABLE PHYSICAL OR MENTAL IMPAIRMENT THAT IS EXPECTED TO BE PERMANENT; (ii) HAS, SINCE HIS OR HER ELECTION AS A DIRECTOR, BEEN CONVICTED OF A CRIME CONSTITUTING A FELONY OR INVOLVING FRAUD, EMBEZZLEMENT OR THEFT; OR (iii) HAS, SINCE HIS OR HER ELECTION AS A DIRECTOR, BEEN FOUND BY A COURT OF

Language indicated as being shown by strike out in the typeset document is enclosed in brackets "[" and "]" in the electronic format.

COMPETENT JURISDICTION IN A CIVIL ACTION TO HAVE BREACHED HIS OR HER DUTY OF LOYALTY TO THE CORPORATION OR ANY OTHER COMPANY.

SECTION 12. NOMINATIONS OF DIRECTORS; ELECTION.

     (a) EXCEPT AS MAY BE OTHERWISE PROVIDED IN THE ARTICLES OF INCORPORATION (AS IT MAY BE DULY AMENDED FROM TIME TO TIME) RELATING TO THE RIGHTS OF HOLDERS OF ANY CLASS OR SERIES OF STOCK WHICH HAS A PREFERENCE OVER THE COMMON STOCK AS TO DIVIDENDS OR UPON LIQUIDATION OF THE CORPORATION TO ELECT, BY SEPARATE CLASS VOTE, ADDITIONAL DIRECTORS, ONLY PERSONS WHO ARE NOMINATED IN ACCORDANCE WITH THIS ARTICLE 2, SECTION 12 WILL BE ELIGIBLE FOR ELECTION AT A MEETING OF SHAREHOLDERS TO BE MEMBERS OF THE BOARD OF DIRECTORS OF THE CORPORATION.

     (b) NOMINATIONS OF PERSONS FOR ELECTION AS DIRECTORS OF THE CORPORATION MAY BE MADE ONLY AT AN ANNUAL MEETING OF SHAREHOLDERS (i) BY OR AT THE DIRECTION OF THE BOARD OF DIRECTORS OR A COMMITTEE THEREOF OR (ii) BY ANY SHAREHOLDER WHO IS A SHAREHOLDER OF RECORD AT THE TIME OF GIVING OF NOTICE PROVIDED FOR IN THIS
ARTICLE 2, SECTION 12, WHO IS ENTITLED TO VOTE FOR THE ELECTION OF DIRECTORS AT SUCH MEETING, AND WHO COMPLIES WITH THE PROCEDURES SET FORTH IN THIS ARTICLE 2,
SECTION 12. IF A SHAREHOLDER, OR A BENEFICIAL OWNER ON WHOSE BEHALF ANY SUCH NOMINATION IS MADE, HAS PROVIDED THE CORPORATION WITH A NOMINATION SOLICITATION NOTICE, AS THAT TERM IS DEFINED IN THIS ARTICLE 2, SECTION 12 BELOW, SUCH SHAREHOLDER OR BENEFICIAL OWNER MUST HAVE DELIVERED A PROXY STATEMENT AND FORM OF PROXY TO THE HOLDERS OF AT LEAST THE PERCENTAGE OF SHARES OF THE CORPORATION ENTITLED TO VOTE REQUIRED TO APPROVE SUCH NOMINATION AND INCLUDED IN SUCH MATERIALS THE NOMINATION SOLICITATION NOTICE. ALL NOMINATIONS BY SHAREHOLDERS MUST BE MADE PURSUANT TO TIMELY NOTICE IN PROPER WRITTEN FORM TO THE SECRETARY.

     (c) TO BE TIMELY, A SHAREHOLDER'S NOTICE MUST BE DELIVERED TO OR MAILED AND RECEIVED AT THE PRINCIPAL EXECUTIVE OFFICES OF THE CORPORATION NOT LESS THAN 60 NOR MORE THAN 90 CALENDAR DAYS PRIOR TO THE FIRST ANNIVERSARY OF THE DATE ON WHICH THE CORPORATION FIRST MAILED ITS PROXY MATERIALS FOR THE PRECEDING YEAR'S ANNUAL MEETING OF SHAREHOLDERS; PROVIDED, HOWEVER, THAT IF THE DATE OF THE ANNUAL MEETING IS ADVANCED MORE THAN 30 CALENDAR DAYS PRIOR TO OR DELAYED BY MORE THAN 30 CALENDAR DAYS AFTER THE ANNIVERSARY OF THE PRECEDING YEAR'S ANNUAL MEETING, NOTICE BY THE SHAREHOLDER TO BE TIMELY MUST BE SO DELIVERED NOT LATER THAN THE CLOSE OF BUSINESS ON THE LATER OF THE 90TH CALENDAR DAY PRIOR TO SUCH ANNUAL MEETING OR THE 10TH CALENDAR DAY FOLLOWING THE DAY ON WHICH PUBLIC ANNOUNCEMENT OF THE DATE OF SUCH MEETING IS FIRST MADE. IN NO EVENT SHALL THE PUBLIC ANNOUNCEMENT OF AN ADJOURNMENT OF AN ANNUAL MEETING COMMENCE A NEW TIME PERIOD FOR THE GIVING OF A SHAREHOLDER'S NOTICE AS DESCRIBED ABOVE. TO BE IN PROPER WRITTEN FORM, SUCH SHAREHOLDER'S NOTICE MUST SET FORTH OR INCLUDE: (i) THE NAME AND ADDRESS, AS THEY APPEAR ON THE CORPORATION'S BOOKS, OF THE SHAREHOLDER GIVING THE NOTICE AND OF THE BENEFICIAL OWNER, IF ANY, ON WHOSE BEHALF THE NOMINATION IS MADE; (ii) A REPRESENTATION THAT THE SHAREHOLDER GIVING THE NOTICE IS A HOLDER OF RECORD OF STOCK OF THE CORPORATION ENTITLED TO VOTE AT SUCH ANNUAL MEETING AND INTENDS TO APPEAR IN PERSON OR BY PROXY AT THE ANNUAL MEETING TO NOMINATE THE PERSON OR PERSONS SPECIFIED IN THE NOTICE; (iii) THE CLASS AND NUMBER OF SHARES OF STOCK OF THE CORPORATION OWNED BENEFICIALLY AND OF RECORD BY THE SHAREHOLDER GIVING THE NOTICE AND BY THE BENEFICIAL OWNER, IF ANY, ON WHOSE BEHALF THE NOMINATION IS MADE; (iv) A DESCRIPTION OF ALL ARRANGEMENTS OR UNDERSTANDINGS BETWEEN OR AMONG ANY OF (A) THE SHAREHOLDER GIVING THE NOTICE,
(B) THE BENEFICIAL OWNER ON WHOSE BEHALF THE NOTICE IS GIVEN, (C) EACH NOMINEE, AND (D) ANY OTHER PERSON OR PERSONS (NAMING SUCH PERSON OR PERSONS) PURSUANT TO WHICH THE NOMINATION OR NOMINATIONS ARE TO BE MADE BY THE SHAREHOLDER GIVING THE NOTICE; (v) SUCH OTHER INFORMATION REGARDING EACH NOMINEE PROPOSED BY THE SHAREHOLDER GIVING THE NOTICE AS WOULD BE REQUIRED TO BE INCLUDED IN A PROXY STATEMENT FILED PURSUANT TO THE PROXY RULES OF THE SECURITIES AND EXCHANGE COMMISSION HAD THE NOMINEE BEEN NOMINATED, OR INTENDED TO BE NOMINATED, BY THE BOARD OF DIRECTORS; (vi) THE SIGNED CONSENT OF EACH NOMINEE TO SERVE AS A DIRECTOR OF THE CORPORATION IF SO ELECTED; AND (vii) WHETHER EITHER SUCH SHAREHOLDER OR BENEFICIAL OWNER INTENDS TO DELIVER A PROXY STATEMENT AND FORM OF PROXY TO HOLDERS OF AT LEAST THE PERCENTAGE OF SHARES OF THE CORPORATION ENTITLED TO VOTE REQUIRED TO ELECT SUCH NOMINEE OR NOMINEES (AN AFFIRMATIVE STATEMENT OF SUCH INTENT, A "NOMINATION SOLICITATION NOTICE"). THE PRESIDING OFFICER OF ANY ANNUAL MEETING MAY, IF THE FACTS WARRANT, DETERMINE THAT A NOMINATION WAS NOT MADE IN ACCORDANCE WITH THIS ARTICLE 2, SECTION 12, AND IF HE OR SHE SHOULD SO DETERMINE, HE OR SHE WILL SO DECLARE TO THE MEETING, AND THE DEFECTIVE NOMINATION WILL BE DISREGARDED. NOTWITHSTANDING THE FOREGOING PROVISIONS OF THIS ARTICLE 2,

SECTION 12, A SHAREHOLDER MUST ALSO COMPLY WITH ALL APPLICABLE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, AND THE RULES AND REGULATIONS THEREUNDER WITH RESPECT TO THE MATTERS SET FORTH IN THIS ARTICLE 2, SECTION 12.

ARTICLE 3.

OFFICERS.

SECTION 1. OFFICERS.

     The Corporation shall have a Chairman of the Board of Directors, a President, a Secretary and a Treasurer, all of whom shall be chosen by the Board of Directors. The Chairman of the Board of Directors and the President shall be members of the Board of Directors. The Corporation may also have one or more Vice Presidents, Assistant Secretaries, Assistant Treasurers and such other officers as the Board may deem advisable, all of whom shall be chosen by the Board of Directors. The Board of Directors shall designate a chief executive officer. Any two (2) or more offices may be held by the same person. All officers shall hold office for one (1) year and until their successors are selected and qualified, unless otherwise specified by the Board of Directors, provided, however, that any officer shall be subject to removal at any time by the affirmative vote of a majority of the Directors then in office.

SECTION 2. CHAIRMAN OF THE BOARD.

     The Chairman of the Board shall preside at all meetings of the shareholders and of the Board of Directors and shall have such other powers and duties as may be vested in or imposed upon him by the Board of Directors.

SECTION 3. THE PRESIDENT.

     The President shall perform such duties and have such powers as are assigned to or vested in him by the Board of Directors.

SECTION 4. VICE PRESIDENT.

     The Vice President, or, if there be more than one (1), the Vice Presidents, in order of their seniority by designation (or if not designated, in order of their seniority of election), shall perform the duties of the President in his absence or during his disability to act. The Vice Presidents shall have such other duties and powers as may be assigned to or vested in them by the Board of Directors or the Executive Committee.

SECTION 5. SECRETARY.

     The Secretary shall issue notices of all meetings for which notice is required to be given, shall keep the minutes thereof, shall have charge of the corporate seal and corporate record books, shall cause to be prepared for each meeting of shareholders the list of shareholders referred to in Section 5,
Article 1, hereof, and shall have such other powers and perform such other duties as assigned to or vested in him by the Board of Directors or the Executive Committee.

SECTION 6. TREASURER.

     The Treasurer shall have the custody of all moneys and securities of the Corporation and shall keep adequate and correct accounts of the Corporation's business transactions, including accounts of its assets, liabilities, receipts, disbursements, gains, losses, stated capital and shares, shall prepare and lay before the shareholders' meetings the data referred to in Section 11, Article 1, hereof, and shall mail a copy of such data as required in said section to any shareholder requesting it. The funds of the Corporation shall be deposited in the name of the Corporation by the Treasurer in such depositories as the Board of Directors may from time to time designate. The Treasurer shall have such other powers and perform such other duties as are assigned to or vested in him by the Board of Directors or the Executive Committee.

SECTION 7. ASSISTANT SECRETARY.

     The Assistant Secretary shall perform all the duties of the Secretary in case of the absence or disability of the latter and shall perform such other and further duties as may be required of him by the Board of Directors or the Executive Committee.

SECTION 8. ASSISTANT TREASURER.

     The Assistant Treasurer shall perform all the duties of the Treasurer in case of the absence or disability of the latter and shall perform such other and further duties as may be required of him by the Board of Directors or the Executive Committee.

SECTION 9. OTHER OFFICERS.

     Other officers of the Corporation shall have such powers and duties as may be assigned to or vested in them by the Board of Directors or the Executive Committee.

SECTION 10. AUTHORITY TO SIGN.

     Share certificates shall be assigned as hereinafter in Article 4 provided. Except as otherwise specifically provided by the Board of Directors or the Executive Committee, checks, notes, drafts, contracts or other instruments authorized by the Board of Directors or the Executive Committee may be executed and delivered on behalf of the Corporation by the Chairman of the Board, the President or a Vice President and by the Secretary or an Assistant Secretary or the Treasurer or an Assistant Treasurer.

ARTICLE 4.

STOCK CERTIFICATES.

SECTION 1. CERTIFICATES.

     Each shareholder of the Corporation shall be entitled to a certificate signed by the Chairman of the Board, the President or a Vice President and by the Secretary or an Assistant Secretary or the Treasurer or an Assistant Treasurer, evidencing the number of full shares of the Corporation's capital stock held of record by him and fully paid. To the extent permitted by law, said certificates shall be deemed to be so signed whether the signatures be manual or facsimile signatures. Said certificates shall be in such form as shall be approved by the Board of Directors or the Executive Committee.

SECTION 2. TRANSFER AND REGISTRATION.

     The Board of Directors and the Executive Committee shall have authority to make such rules and regulations as it deems expedient concerning the issuance, transfer and registration of share certificates and may appoint transfer agents and registrars thereof.

SECTION 3. SUBSTITUTED CERTIFICATES.

     In case any certificate be lost, stolen, mutilated or destroyed the Board of Directors or the Executive Committee may authorize the issuance of a new certificate in lieu thereof upon such terms and conditions as it may deem advisable.

ARTICLE 5.

CORPORATE SEAL.

     The seal of the Company shall be circular in form with the words "GENCORP INC.[, AKRON, OHIO,]" stamped around the margin and the words "Corporate Seal" stamped across the center.

ARTICLE 6.

EMERGENCY POWERS.

SECTION 1. DEFINITION.

     "An emergency" shall exist when the governor, or any other person lawfully exercising the power and discharging the duties of the office of governor, proclaims that an attack on the United States or any nuclear, atomic, or other disaster has caused an emergency for corporations, and such an emergency shall continue until terminated by proclamation of the governor or any other person lawfully exercising the powers and discharging the duties of the office of governor.

Language indicated as being shown by strike out in the typeset document is enclosed in brackets "[" and "]" in the electronic format.

SECTION 2. DIRECTORS.

     In the event of an emergency, meetings of the Board of Directors may be called by any Director or officer. Notice of the time and place of each such meeting of the Directors shall be given only to such of the Directors as it may be feasible to reach at the time and by such means, written or oral, as may be feasible at the time, including publication, radio, or other forms of mass communication. The Director or Directors present at any meeting of the Directors shall constitute a quorum for such meeting, and such Director or Directors may appoint one (1) or more of the officers of the Corporation Directors for such meeting. In the event that none of the Directors attends a meeting of the Directors, which has been duly called and notice of which has been duly given, the officers of the Corporation who are present, not exceeding three (3), in order of rank, shall be Directors for such meeting; provided, however, such officers may appoint one (1) or more of the other officers of the Corporation Directors for such meeting.

SECTION 3. OFFICERS.

     During such period of emergency if the chief executive officer dies, is missing, or for any reason is temporarily or permanently incapable of discharging the duties of his office then, until such time as the Directors shall otherwise order, the next ranking officer who is available shall assume the duties and authority of the office of such deceased, missing or incapacitated chief executive officer. The offices of Secretary and Treasurer shall be deemed to be of equal rank, and within the same office or as between the offices of Secretary and Treasurer, rank shall be determined by seniority of the first election to the office, or if two (2) or more persons shall have been first elected to such office at the same time, by seniority in age.

SECTION 4. CONFLICTING PROVISIONS OF CODE, ARTICLES OR REGULATIONS.

     The emergency powers in this Article 6 shall be effective during an emergency notwithstanding any different provisions in sec. 1701.01 to sec. 1701.98, inclusive, of the Revised Code of Ohio, and notwithstanding any different provisions of the Articles of Incorporation or Code of Regulations which are not expressly stated to be operative during an emergency.

SECTION 5. FURTHER AUTHORIZATION TO DIRECTORS.

     The Directors further are authorized to adopt either before or during an emergency, emergency by-laws subject to repeal or change by actions of the shareholders, which shall be operative during, but only during, an emergency notwithstanding any different provisions elsewhere in sec. 1701.01 to sec. 1701.98, inclusive, of the Revised Code of Ohio and notwithstanding any different provisions in the Articles of Incorporation or Code of Regulations which are not expressly stated to be operative during an emergency. The emergency by-laws which may be adopted by the Directors under this Section 5 may make any provision which is consistent with emergency regulations of the preceding sections of this Article 6 and which may be made by emergency regulations, as provided in sec. 1701.111, divisions (A) and (B) of the Revised Code of Ohio.

ARTICLE 7.

AMENDMENTS.

SECTION 1.

     Subject to the provisions stated below, this Code of Regulations may be amended either at any meeting of the shareholders by the affirmative vote of the holders of record of shares entitling them to exercise a majority of the voting power on such proposal, or without a meeting by the written consent of the holders of record of shares entitling them to exercise two-thirds (2/3) of the voting power on such proposal, provided, however, that in the event this code of Regulations is amended otherwise than by vote as aforesaid, the Secretary shall mail a copy of the amendment to each shareholder who would have been entitled to vote thereon and did not participate in the adoption thereof. Anything in this
Article 7 to the contrary notwithstanding, however, so long as any shares of a class of stock of the Corporation having the right on certain conditions to elect Directors representing such class shall be outstanding, no amendment of the provisions of Section 9 of Article 1 hereof relating to the quorum at meetings of shareholders, or of Section 4 of Article 2 hereof relating to the filing of vacancies in the Board of Directors, or of this Article 7, which would adversely affect the rights or preferences of such class of stock or of the holders thereof, shall be made without the affirmative vote of the holders of at least two-thirds (2/3) of the shares of such class at the time outstanding.

SECTION 2.

     Notwithstanding the provisions of Section 1 of this Article 7 or any other provisions of the Articles of Incorporation or this Code of Regulations (and notwithstanding that a lesser percentage may be allowed by law), no alteration, amendment, addition to or repeal of Sections 1, 2, 3, 4 and 11 of Article 2 or this Section 2 of Article 7 shall be made except by the affirmative vote of the holders of not less than eighty percent (80%) of the total voting power of the Corporation entitled to vote, voting jointly as a single class.

[GENCORP LOGO]

John B. Yasinsky
Chairman and Chief Executive Officer

July 2, 1999

Dear Shareholder:

Enclosed is GenCorp's Proxy Statement in connection with the special shareholders meeting scheduled to be held on August 18, 1999. At the meeting, GenCorp will be seeking approval of the spin-off of its Performance Chemicals and Decorative & Building Products businesses as a separate publicly traded company. The Proxy Statement describes in detail both the new company, Omnova Solutions Inc., and GenCorp Inc. after the spin-off.

As described in the Proxy Statement, the Board is also requesting approval of various amendments to GenCorp's Articles of Incorporation and Code of Regulations and approval of the adoption of new Equity and Performance Incentive Plans for both companies.

Your Board of Directors unanimously recommends that you vote "FOR" adoption of all four proposals. We believe the spin-off and related proposals will enhance the ability of both companies to create greater value for shareholders in the future.

Your vote is important to us. Please take the time to complete and return the attached proxy card.

Sincerely,

John B. Yasinsky

                          PLEASE DETACH PROXY CARD HERE
--------------------------------------------------------------------------------

                                  GENCORP INC.

 PROXY FOR HOLDERS OF COMMON STOCK SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


     The undersigned hereby appoints WILLIAM R. PHILLIPS, EDWARD R. DYE and MICHAEL E. HICKS, and each of them, his proxy, with full power of
 P substitution, to vote all shares of common stock of GenCorp Inc. which the undersigned is entitled to vote at the Special Meeting of Shareholders to be held at the offices of Jones, Day, Reavis & Pogue, North Point, 901
 R Lakeside Avenue, Cleveland, Ohio 44114 on August 18, 1999 and at any adjournments thereof, and appoints the proxyholders to vote as directed on the reverse side and in accordance with their judgement on matters
 O incident to the conduct of the meeting and any matters of other business referred to in item 5.

     THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED BY THE
 X SHAREHOLDERS. IF NO DIRECTION IS GIVEN WHEN THE DULY EXECUTED PROXY IS RETURNED, SUCH SHARES WILL BE VOTED FOR ITEMS 1 THROUGH 4, AND IN ACCORDANCE WITH THE PROXYHOLDERS' JUDGEMENT ON MATTERS INCIDENT TO THE
 Y   CONDUCT OF THE MEETING AND ANY MATTERS OF OTHER BUSINESS REFERRED TO IN
     ITEM 5. THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ITEMS 1 THROUGH 4.


              (CONTINUED, AND TO BE SIGNED AND DATED ON OTHER SIDE)

                                                              [SEE REVERSE SIDE]

                          PLEASE DETACH PROXY CARD HERE
--------------------------------------------------------------------------------
[X]  Please mark votes
     as in this example.


THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BELOW. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED AS THE BOARD OF DIRECTORS RECOMMENDS.

--------------------------------------------------------------------------------
          THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSALS 1-4.
--------------------------------------------------------------------------------

1. Proposal to approve the Distribution.    FOR  AGAINST  ABSTAIN  4.Proposal to adopt the Omnova Solutions      FOR AGAINST ABSTAIN
                                             [_]   [_]      [_]    Inc. 1999 Equity and Performance Incentive     [_]  [_]     [_]
                                                                   Plan.
2. Proposal to amend GenCorp's Articles of  FOR  AGAINST  ABSTAIN
   Incorporation and Code of Regulaations.   [_]   [_]      [_]    5.Upon matters incident to the conduct of the
                                                                   meeting and such other business as may
3. Proposal to adopt the New GenCorp 1999   FOR  AGAINST  ABSTAIN  properly come before the meeting or any
   Equity and Performance Incentive Plan      [_]   [_]     [_]    adjournments thereof.

                                               Change of Address and [_]
                                               or Comments Mark Here


                                        Date _________________________, 1999

                                        ----------------------------------------
                                                        Signature


                                        ----------------------------------------
                                               Signature (if held jointly)

                                        IMPORTANT: Please sign your name exactly as it appears at left. When signing as attorney, executor, administrator, trustee, or guardian, give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in full partnership name by authorized person.

[GENCORP LOGO]

John B. Yasinsky
Chairman and Chief Executive Officer

July 2, 1999

Dear Shareholder:

Enclosed is GenCorp's Proxy Statement in connection with the special shareholders meeting scheduled to be held on August 18, 1999. At the meeting, GenCorp will be seeking approval of the spin-off of its Performance Chemicals and Decorative & Building Products businesses as a separate publicly traded company. The Proxy Statement describes in detail both the new company, Omnova Solutions Inc., and GenCorp Inc. after the spin-off.

As described in the Proxy Statement, the Board is also requesting approval of various amendments to GenCorp's Articles of Incorporation and Code of Regulations and approval of the adoption of new Equity and Performance Incentive Plans for both companies.

Your Board of Directors unanimously recommends that you vote "FOR" adoption of all four proposals. We believe the spin-off and related proposals will enhance the ability of both companies to create greater value for shareholders in the future.

Your vote is important to us. Please take the time to complete and return the attached proxy card.

Sincerely,

John B. Yasinsky



                          PLEASE DETACH PROXY CARD HERE
--------------------------------------------------------------------------------
                        CONFIDENTIAL VOTING INSTRUCTIONS
               TO: MELLON BANK, N.A., TRUSTEE FOR THE GENCORP INC.
                        SAVINGS AND PROFIT SHARING PLANS

        YOUR VOTING INSTRUCTIONS ARE SOLICITED ON BEHALF OF THE BOARD OF
                            DIRECTORS OF THE COMPANY


     I hereby authorize the Trustee, to vote (or cause to be voted) all shares
 P of common stock of GenCorp Inc. which may be allocated to my account in the GenCorp Stock Fund of the GenCorp Retirement Savings Plan and/or the GenCorp Profit Sharing Plan at the Special Meeting of Shareholders to be
 R held at the offices of Jones, Day Reavis & Pogue, North Point, 901 Lakeside Avenue, Cleveland, Ohio 44114 on August 18, 1999 and at any adjournments thereof, and direct the Trustee to vote as instructed below and in
 O accordance with its judgement on matters incident to the conduct of the meeting and any matters of other business referred to in item 5.

     THE SHARES REPRESENTED BY THIS VOTING INSTRUCTION FORM WILL BE VOTED AS
 X DIRECTED BY THE PLAN PARTICIPANT. IF NO DIRECTION IS GIVEN WHEN THE DULY EXECUTED VOTING INSTRUCTION FORM IS RETURNED, SUCH SHARES WILL BE VOTED FOR ITEMS 1 THROUGH 4, AND IN ACCORDANCE WITH THE TRUSTEES' JUDGEMENT ON
 Y MATTERS INCIDENT TO THE CONDUCT OF THE MEETING AND ANY MATTERS OF OTHER BUSINESS REFERRED TO IN ITEM 5.

              (CONTINUED, AND TO BE SIGNED AND DATED ON OTHER SIDE)

                                                              [SEE REVERSE SIDE]

                          PLEASE DETACH PROXY CARD HERE
--------------------------------------------------------------------------------
[X]  Please mark votes
     as in this example.


THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BELOW. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED AS THE BOARD OF DIRECTORS RECOMMENDS.

--------------------------------------------------------------------------------
          THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSALS 1-4.
--------------------------------------------------------------------------------

1. Proposal to approve the Distribution.    FOR  AGAINST  ABSTAIN  4.Proposal to adopt the Omnova Solutions      FOR AGAINST ABSTAIN
                                             [_]   [_]      [_]    Inc. 1999 Equity and Performance Incentive     [_]  [_]     [_]
                                                                   Plan.
2. Proposal to amend GenCorp's Articles of  FOR  AGAINST  ABSTAIN
   Incorporation and Code of Regulaations.   [_]   [_]      [_]    5.Upon matters incident to the conduct of the
                                                                   meeting and such other business as may
3. Proposal to adopt the New GenCorp 1999   FOR  AGAINST  ABSTAIN  properly come before the meeting or any
   Equity and Performance Incentive Plan      [_]   [_]     [_]    adjournments thereof.

                                               Change of Address and [_]
                                               or Comments Mark Here


                                        Date _________________________, 1999

                                        ----------------------------------------
                                                        Signature


                                        IMPORTANT:  Please sign your name
                                        exactly as it appears at left.  If
                                        GenCorp's proxy solicitor, Georgeson &
                                        Company, the trustee's agent for this
                                        purpose, does not receive voting
                                        instructions from you by the close of
                                        business on August 12, 1999, GenCorp's
                                        Benefits Management Committee will
                                        instruct the trustee to vote the shares
                                        in favor of each of the proposals
                                        specified in items 1 through 4.

[GENCORP LOGO]

John B. Yasinsky
Chairman and Chief Executive Officer

July 2, 1999

Dear Shareholder:

Enclosed is GenCorp's Proxy Statement in connection with the special shareholders meeting scheduled to be held on August 18, 1999. At the meeting, GenCorp will be seeking approval of the spin-off of its Performance Chemicals and Decorative & Building Products businesses as a separate publicly traded company. The Proxy Statement describes in detail both the new company, Omnova Solutions Inc., and GenCorp Inc. after the spin-off.

As described in the Proxy Statement, the Board is also requesting approval of various amendments to GenCorp's Articles of Incorporation and Code of Regulations and approval of the adoption of new Equity and Performance Incentive Plans for both companies.

Your Board of Directors unanimously recommends that you vote "FOR" adoption of all four proposals. We believe the spin-off and related proposals will enhance the ability of both companies to create greater value for shareholders in the future.

Your vote is important to us. Please take the time to complete and return the attached proxy card.

Sincerely,

John B. Yasinsky





                          PLEASE DETACH PROXY CARD HERE
--------------------------------------------------------------------------------
                        CONFIDENTIAL VOTING INSTRUCTIONS
         TO: ROYAL TRUST CORPORATION OF CANADA, TRUSTEE FOR THE GENCORP
                            CANADA INC. SAVINGS PLAN

        YOUR VOTING INSTRUCTIONS ARE SOLICITED ON BEHALF OF THE BOARD OF
                            DIRECTORS OF THE COMPANY


     I hereby authorize the Trustee, to vote (or cause to be voted) all shares
 P of common stock of GenCorp Inc. which may be allocated to my account in the GenCorp Stock Fund of the GenCorp Canada Inc. Savings Plan at the Special Meeting of Shareholders to be held at the offices of Jones, Day Reavis &
 R Pogue, North Point, 901 Lakeside Avenue, Cleveland, Ohio 44114 on August 18, 1999 and at any adjournments thereof, and direct the Trustee to vote as instructed below and in accordance with its judgement on matters incident
 O to the conduct of the meeting and any matters of other business referred to in item 5.

 X THE SHARES REPRESENTED BY THIS VOTING INSTRUCTION FORM WILL BE VOTED AS DIRECTED BY THE PLAN PARTICIPANT. IF NO DIRECTION IS GIVEN WHEN THE DULY EXECUTED VOTING INSTRUCTION FORM IS RETURNED, SUCH SHARES WILL BE VOTED FOR
 Y ITEMS 1 THROUGH 4, AND IN ACCORDANCE WITH THE TRUSTEES' JUDGEMENT ON MATTERS INCIDENT TO THE CONDUCT OF THE MEETING AND ANY MATTERS OF OTHER BUSINESS REFERRED TO IN ITEM 5.

              (CONTINUED, AND TO BE SIGNED AND DATED ON OTHER SIDE)

                                                              [SEE REVERSE SIDE]

                          PLEASE DETACH PROXY CARD HERE
--------------------------------------------------------------------------------
[X]  Please mark votes
     as in this example.


THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BELOW. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED AS THE BOARD OF DIRECTORS RECOMMENDS.

--------------------------------------------------------------------------------
          THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSALS 1-4.
--------------------------------------------------------------------------------

1. Proposal to approve the Distribution.    FOR  AGAINST  ABSTAIN  4.Proposal to adopt the Omnova Solutions      FOR AGAINST ABSTAIN
                                             [_]   [_]      [_]    Inc. 1999 Equity and Performance Incentive     [_]  [_]     [_]
                                                                   Plan.
2. Proposal to amend GenCorp's Articles of  FOR  AGAINST  ABSTAIN
   Incorporation and Code of Regulaations.   [_]   [_]      [_]    5.Upon matters incident to the conduct of the
                                                                   meeting and such other business as may
3. Proposal to adopt the New GenCorp 1999   FOR  AGAINST  ABSTAIN  properly come before the meeting or any
   Equity and Performance Incentive Plan      [_]   [_]     [_]    adjournments thereof.

                                               Change of Address and [_]
                                               or Comments Mark Here


                                        Date _________________________, 1999

                                        ----------------------------------------
                                                    Signature

                                        IMPORTANT:  Please sign your name
                                        exactly as it appears at left.  If
                                        GenCorp's proxy solicitor, Georgeson &
                                        Company, the trustee's agent for this
                                        purpose, does not receive voting
                                        instructions from you by the close of
                                        business on August 12, 1999, GenCorp's
                                        Benefits Management Committee will
                                        instruct the trustee to vote the shares
                                        in favor of each of the proposals
                                        specified in items 1 through 4.

[GENCORP LOGO]

John B. Yasinsky
Chairman and Chief Executive Officer

July 2, 1999

Dear Shareholder:

Enclosed is GenCorp's Proxy Statement in connection with the special shareholders meeting scheduled to be held on August 18, 1999. At the meeting, GenCorp will be seeking approval of the spin-off of its Performance Chemicals and Decorative & Building Products businesses as a separate publicly traded company. The Proxy Statement describes in detail both the new company, Omnova Solutions Inc., and GenCorp Inc. after the spin-off.

As described in the Proxy Statement, the Board is also requesting approval of various amendments to GenCorp's Articles of Incorporation and Code of Regulations and approval of the adoption of new Equity and Performance Incentive Plans for both companies.

Your Board of Directors unanimously recommends that you vote "FOR" adoption of all four proposals. We believe the spin-off and related proposals will enhance the ability of both companies to create greater value for shareholders in the future.

Your vote is important to us. Please take the time to complete and return the attached proxy card.

Sincerely,

John B. Yasinsky

                          PLEASE DETACH PROXY CARD HERE
--------------------------------------------------------------------------------
                        CONFIDENTIAL VOTING INSTRUCTIONS
                      TO: THE TRUSTEE FOR THE GENCORP INC.
                        STOCK INCENTIVE COMPENSATION PLAN

        YOUR VOTING INSTRUCTIONS ARE SOLICITED ON BEHALF OF THE BOARD OF
                            DIRECTORS OF THE COMPANY


     I hereby authorize the Trustee, to vote (or cause to be voted) all shares
 P of common stock of GenCorp Inc. which may be allocated to my account in the GenCorp Stock Incentive Compensation Plan Trust at the Special Meeting of Shareholders to be held at the offices of Jones, Day Reavis & Pogue, North
 R Point, 901 Lakeside Avenue, Cleveland, Ohio 44114 on August 18, 1999 and at any adjournments thereof, and direct the Trustee to vote as instructed below and in accordance with its judgement on matters incident to the
 O   conduct of the meeting and any matters of other business referred to in item 5.

     THE SHARES REPRESENTED BY THIS VOTING INSTRUCTION FORM WILL BE VOTED AS
 X DIRECTED BY THE PLAN PARTICIPANT. IF NO DIRECTION IS GIVEN WHEN THE DULY EXECUTED VOTING INSTRUCTION FORM IS RETURNED, SUCH SHARES WILL BE VOTED FOR ITEMS 1 THROUGH 4, AND IN ACCORDANCE WITH THE TRUSTEES' JUDGEMENT ON
 Y MATTERS INCIDENT TO THE CONDUCT OF THE MEETING AND ANY MATTERS OF OTHER BUSINESS REFERRED TO IN ITEM 5.

              (CONTINUED, AND TO BE SIGNED AND DATED ON OTHER SIDE)

                                                              [SEE REVERSE SIDE]

                          PLEASE DETACH PROXY CARD HERE
--------------------------------------------------------------------------------
[X]  Please mark votes
     as in this example.


THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BELOW. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED AS THE BOARD OF DIRECTORS RECOMMENDS.

--------------------------------------------------------------------------------
          THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSALS 1-4.
--------------------------------------------------------------------------------

1. Proposal to approve the Distribution.    FOR  AGAINST  ABSTAIN  4.Proposal to adopt the Omnova Solutions      FOR AGAINST ABSTAIN
                                             [_]   [_]      [_]    Inc. 1999 Equity and Performance Incentive     [_]  [_]     [_]
                                                                   Plan.
2. Proposal to amend GenCorp's Articles of  FOR  AGAINST  ABSTAIN
   Incorporation and Code of Regulaations.   [_]   [_]      [_]    5.Upon matters incident to the conduct of the
                                                                   meeting and such other business as may
3. Proposal to adopt the New GenCorp 1999   FOR  AGAINST  ABSTAIN  properly come before the meeting or any
   Equity and Performance Incentive Plan      [_]   [_]     [_]    adjournments thereof.

                                               Change of Address and [_]
                                               or Comments Mark Here


                                        Date _________________________, 1999

                                        ----------------------------------------
                                                        Signature

                                        IMPORTANT:  Please sign your name
                                        exactly as it appears at left.  If
                                        GenCorp's proxy solicitor, Georgeson &
                                        Company, the trustee's agent for this
                                        purpose, does not receive voting
                                        instructions from you by the close of
                                        business on August 12, 1999, GenCorp's
                                        Benefits Management Committee will
                                        instruct the trustee to vote the shares
                                        in favor of each of the proposals
                                        specified in items 1 through 4.